      Filed with the Securities and Exchange Commission on April 14, 2015
                                                     REGISTRATION NO. 333-50545
                                            INVESTMENT COMPANY ACT NO. 811-7924

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 22
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 86

                               -----------------

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                         LINCOLN BENEFIT LIFE COMPANY
                              (Name of Depositor)

                           1221 N STREET, SUITE 200
                            LINCOLN, NEBRASKA 68508
             (Address of Depositor's principal executive offices)

                               -----------------

                                  ROBYN WYATT
                         LINCOLN BENEFIT LIFE COMPANY
                           1221 N STREET, SUITE 200
                            LINCOLN, NEBRASKA 68508
                                (800) 525-9287
           (Name, address and telephone number of agent for service)

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_]immediately upon filing pursuant to paragraph (b) of Rule 485
[X]on May 1, 2015 pursuant to paragraph (b) of Rule 485
[_]60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_]on          pursuant to paragraph (a)(i) of Rule 485
[_]75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_]on      pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                   CONSULTANT I VARIABLE ANNUITY PROSPECTUS

                               FLEXIBLE PREMIUM

                INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                         LINCOLN BENEFIT LIFE COMPANY
                              IN CONNECTION WITH
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
            STREET ADDRESS: 5801 SW 6TH AVE., TOPEKA, KS 66606-0001
            MAILING ADDRESS: P.O. BOX 758561, TOPEKA, KS 66675-8566
                       TELEPHONE NUMBER: 1-800-457-7617
                          FAX NUMBER: 1-785-228-4584

The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis. LINCOLN BENEFIT LIFE NO LONGER OFFERS THIS CONTRACT. IF YOU HAVE ALREADY PURCHASED THE CONTRACT YOU MAY CONTINUE TO MAKE PURCHASE PAYMENTS ACCORDING TO THE CONTRACT.

Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers 46 investment options, each of which is a Sub-Account of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Sub-Account invests exclusively in shares of Portfolios in one of the following underlying Funds:


INVESCO VARIABLE INSURANCE FUNDS       LEGG MASON PARTNERS VARIABLE EQUITY
(SERIES I)                             TRUST (CLASS I)
THE ALGER PORTFOLIOS (CLASS O)         MFS(R) VARIABLE INSURANCE TRUST/(SM)
DEUTSCHE VARIABLE SERIES I (CLASS A)   /(INITIAL CLASS)
(FORMERLY DWS VARIABLE SERIES I        OPPENHEIMER VARIABLE ACCOUNT FUNDS
(CLASS A))                             (SERVICE SHARES)
DEUTSCHE VARIABLE SERIES II (CLASS A)  PIMCO VARIABLE INSURANCE TRUST
(FORMERLY DWS VARIABLE SERIES II       (ADMINISTRATIVE SHARES)
(CLASS A))                             PUTNAM VARIABLE TRUST (CLASS IB)
FEDERATED INSURANCE SERIES             T. ROWE PRICE EQUITY SERIES, INC. (I)
FIDELITY(R) VARIABLE INSURANCE         T. ROWE PRICE INTERNATIONAL SERIES,
PRODUCTS (INITIAL CLASS)               INC. (I)
JANUS ASPEN SERIES (INSTITUTIONAL      WELLS FARGO VARIABLE TRUST FUNDS
SHARES AND SERVICE SHARES)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE CONTRACTS ARE NOT FDIC INSURED.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2015.


Some of the portfolios described in this prospectus may not be available in your Contract. We may make available other investment options in the future.

You may not purchase a Contract if either you or the Annuitant are older than 90 years before we receive your application.

Your Contract Value will vary daily as a function of the investment performance of the Sub-Accounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-Accounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, transfers to the Sub-Accounts.

In certain states the Contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the content specifies otherwise.

This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.


We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 2015. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 43 of this prospectus.

At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements are set forth in the Statement of Additional Information. Lincoln Benefit will file financial reports and other information with the SEC on an annual basis. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can obtain copies of these documents by writing to the SEC and paying a duplicating fee. Please call the SEC at 1-202-551-8090 for further information as to the operation of the public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

TABLE OF CONTENTS


DEFINITIONS                                                         1
FEE TABLES                                                          3
QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT                           5
CONDENSED FINANCIAL INFORMATION                                     9
DESCRIPTION OF THE CONTRACTS                                        9
   Summary                                                          9
   Contract Owner                                                   9
   Annuitant                                                        9
   Modification of the Contract                                     9
   Assignment                                                       9
   Free Look Period                                                 9
PURCHASES AND CONTRACT VALUE                                       10
   Minimum Purchase Payment                                        10
   Automatic Payment Plan                                          10
   Allocation of Purchase Payments                                 10
   Contract Value                                                  10
   Separate Account Accumulation Unit Value                        10
   Transfer During Accumulation Period                             11
   Market Timing & Excessive Trading                               11
   Trading Limitations                                             12
   Short Term Trading Fees                                         12
   Automatic Dollar Cost Averaging Program                         12
   Portfolio Rebalancing                                           13
THE INVESTMENT AND FIXED ACCOUNT OPTIONS                           13
   Separate Account Investments                                    13
       The Portfolios                                              13
       Voting Rights                                               16
       Additions, Deletions, and Substitutions of Securities       16
   The Fixed Account                                               16
       General                                                     16
       Guaranteed Maturity Fixed Account Option                    16
       Market Value Adjustment                                     18
       Dollar Cost Averaging Fixed Account Option                  18
ANNUITY BENEFITS                                                   18
   Annuity Date                                                    18
   Annuity Options                                                 19
   Other Options                                                   19
   Annuity Payments: General                                       19
   Variable Annuity Payments                                       20
   Fixed Annuity Payments                                          21
   Transfers During the Annuity Period                             21
   Death Benefit During Annuity Period                             21
   Certain Employee Benefit Plans                                  21
OTHER CONTRACT BENEFITS                                            21
   Death Benefit: General                                          21
   Due Proof of Death                                              21
   Death Benefit Payments                                          22
   Beneficiary                                                     25
   Contract Loans for 403(b) Contracts                             26
   Withdrawals (Redemptions)                                       27
   Written Requests and Forms in Good Order                        27
   Systematic Withdrawal Program                                   28
   ERISA Plans                                                     28
   Minimum Contract Value                                          28
CONTRACT CHARGES                                                   28
   Mortality and Expense Risk Charge                               28
   Administrative Charges                                          29
       Contract Maintenance Charge                                 29
       Administrative Expense Charge                               29
       Transfer Fee                                                29
   Sales Charges                                                   29
   Waiver Benefits                                                 30
   Premium Taxes                                                   31
   Deduction for Separate Account Income Taxes                     31
   Other Expenses                                                  31
TAXES                                                              32
   Taxation of Lincoln Benefit Life Company                        32
   Taxation of Variable Annuities in General                       32
   Income Tax Withholding                                          35
   Tax Qualified Contracts                                         35


                                      (i)

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT   40
   Lincoln Benefit Life Company                                        40
   Separate Account                                                    40
   State Regulation of Lincoln Benefit                                 40
   Financial Statements                                                41
ADMINISTRATION                                                         41
DISTRIBUTION OF CONTRACTS                                              41
LEGAL PROCEEDINGS                                                      42
LEGAL MATTERS                                                          42
REGISTRATION STATEMENT                                                 42
ABOUT LINCOLN BENEFIT LIFE COMPANY                                     42
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION               43
APPENDIX A ACCUMULATION UNIT VALUES                                   A-1
APPENDIX B ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                  B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                     (ii)

DEFINITIONS

Please refer to this list for the meaning of the following terms:

ACCUMULATION PERIOD - The period, beginning on the Issue Date, during which Contract Value builds up under Your Contract.

ACCUMULATION UNIT - A unit of measurement which we use to calculate Contract Value.

ANNUITANT - The living person on whose life the annuity benefits under a Contract are based.

ANNUITIZATION - The process to begin annuity payments under the Contract.

ANNUITIZED VALUE - The Contract Value adjusted by any applicable Market Value Adjustment and less any applicable taxes.

ANNUITY DATE - The date on which annuity payments are scheduled to begin.

ANNUITY PERIOD - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) - The person(s) designated to receive any death benefits under the Contract.

COMPANY ("WE," "US," "OUR," "LINCOLN BENEFIT") - Lincoln Benefit Life Company.

CONTRACT ANNIVERSARY - Each anniversary of the Issue Date.

CONTRACT OWNER ("YOU," "YOUR") - The person(s) having the privileges of ownership defined in the Contract. If Your Contract is issued as part of a retirement plan, Your ownership privileges may be modified by the plan.

CONTRACT VALUE - The sum of the values of Your investment in the Sub-Accounts of the Separate Account and the Fixed Account.

CONTRACT YEAR - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

CONTRIBUTION YEAR - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Sub-Account, or each anniversary of that date.

FIXED ACCOUNT - The portion of the Contract Value allocated to Our general account.

FIXED ANNUITY - A series of annuity payments that are fixed in amount.

GUARANTEE PERIODS - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

ISSUE DATE - The date when the Contract becomes effective.

LATEST ANNUITY DATE - The latest date by which you must begin annuity payments under the Contract.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Contract loans.

MARKET VALUE ADJUSTMENT - An amount added to or subtracted from certain transactions involving Your interest in the Fixed Account, to reflect the impact of changing interest rates.

NET INVESTMENT FACTOR - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

PORTFOLIO(S) - The underlying funds in which the Sub- Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PURCHASE PAYMENTS - Amounts paid to Us as premium for the Contract by you or on Your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes, Withdrawal Charge, and the contract maintenance charge and increased or decreased by any Market Value Adjustment.

TAX CODE - The Internal Revenue Code of 1986, as amended.

TREASURY RATE - The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

VARIABLE ANNUITY - A series of annuity payments that vary in amount based on changes in the value of the Sub- Accounts to which Your Contract Value has been allocated.

WITHDRAWAL CHARGE - The contingent deferred sales charge that may be required upon some withdrawals.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

Maximum Contingent Deferred Sales Charge - Withdrawal Charge (as a percentage of Purchase Payments) - 7%

CONTRIBUTION YEAR                                            APPLICABLE CHARGE
1-2                                                                 7%
3-4                                                                 6%
5                                                                   5%
6                                                                   4%
7                                                                   3%
8 +                                                                 0%

TRANSFER FEE (Applies solely to the second and subsequent transfers within a calendar month. We are currently waiving the transfer fee)  $10.00

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING PORTFOLIO FEES AND EXPENSES.

Annual Contract Maintenance Charge                                   $35.00
Separate Account Annual Expenses (as a percentage of daily net asset value deducted from each of the Sub-Accounts of the Separate
Account)
Base Contract (without optional riders)
   Mortality and Expense Risk Charge                                   1.15%
   Administrative Expense Charge                                       0.10%
                                                                     ------
   Total Separate Account Annual Expenses                              1.25%
Base Contract (with Enhanced Death Benefit Rider)
   Mortality and Expense Risk Charge                                   1.35%
   Administrative Expense Charge                                       0.10%
                                                                     ------
   Total Separate Account Annual Expenses                              1.45%
Base Contract (with Enhanced Income Benefit Rider)
   Mortality and Expense Risk Charge                                   1.50%
   Administrative Expense Charge                                       0.10%
                                                                     ------
   Total Separate Account Annual Expenses                              1.60%
Base Contract (with Enhanced Death and Income Benefit Riders)
   Mortality and Expense Risk Charge                                   1.55%
   Administrative Expense Charge                                       0.10%
                                                                     ------
   Total Separate Account Annual Expenses                              1.65%
Base Contract (with Enhanced Death and Income Benefit Riders II)
   Mortality and Expense Risk Charge                                   1.70%
   Administrative Expense Charge                                       0.10%
                                                                     ------
   Total Separate Account Annual Expenses                              1.80%

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.


                                                             Minimum Maximum
                                                             ------- -------
Total Annual Portfolio Operating Expenses(1) (expenses that
are deducted from Portfolio assets, which may include
management fees, distribution and/or service (12b-1) fees,
and other expenses) (without waivers or reimbursements)       0.10%   1.32%



(1)Expenses are shown as a percentage of Portfolio average daily net assets before any waiver or reimbursement as of December 31, 2014.


EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Portfolio fees and expenses and assumes no transfers or exchanges were made. The Example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   Invested $10,000 in the Contract for the time periods indicated,

..   earned a 5% annual return on your investment,

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and,

..   elected the Enhanced Death and Income Benefit Riders II (with total
    Separate Account expenses of 1.80%).

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.


                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
Costs Based on Maximum Annual Portfolio Expenses   $911  $1,476  $2,064   $3,434
Costs Based on Minimum Annual Portfolio Expenses   $791  $1,118  $1,469   $2,257


EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.


                                                  1 Year 3 Years 5 Years 10 Years
                                                  ------ ------- ------- --------
Costs Based on Maximum Annual Portfolio Expenses   $316   $966   $1,639   $3,434
Costs Based on Minimum Annual Portfolio Expenses   $196   $608   $1,044   $2,257


EXPLANATION OF EXPENSE EXAMPLES

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. EXAMPLES 1 AND 2 ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT RIDERS II (TOTAL SEPARATE ACCOUNT EXPENSES OF 1.80%). IF THESE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF ANY, AND AN ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the prospectus. Please read the prospectus carefully.

1. WHAT IS THE CONTRACT?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non- qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax- deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

Your premiums are invested in one or more of the Sub- Accounts of the Separate Account or allocated to the Fixed Account, as you instruct us. You may allocate your Contract Value to up to twenty-one options under the Contract, counting each Sub-Account and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Sub- Accounts and the amount of interest we credit to the Fixed Account.

Each Sub-Account will invest in a single investment portfolio (a "Portfolio") of an underlying fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

In some states, you may also allocate all or part of your Contract Value to the "Fixed Account", as described in the answer to Question 5.

2. WHAT ANNUITY OPTIONS DOES THE CONTRACT OFFER?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

..   a life annuity with payments guaranteed for zero to thirty years;

..   a joint and full survivorship annuity, with payments guaranteed for zero to thirty years; and

..   fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the youngest Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Sub-Accounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Sub-Accounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.

3. HOW DO I BUY A CONTRACT?


Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.


You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $1,200 in Purchase Payments during the first Contract Year. Purchase Payments must be at least $100, unless you enroll in an automatic payment plan. Your periodic payments in an automatic payment plan must be at least $25 per month. We may lower these minimums at our sole discretion. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application.

4. WHAT ARE MY INVESTMENT CHOICES UNDER THE CONTRACT?

You can allocate and reallocate your investment among the Sub-Accounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the Portfolios described in "The Investment and Fixed Account Options: Separate Account Investments."

Some of the Portfolios described in this prospectus may not be available in your Contract.

Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the prospectuses for the Portfolios.

5. WHAT IS THE FIXED ACCOUNT OPTION?

We offer two Fixed Account interest crediting options: the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.

You may allocate Purchase Payments to the Sub- Account(s) and the Fixed Account(s). Loan payments may not be allocated to the Fixed Account(s). You may not transfer amounts into the DCA Fixed Account. The minimum amount that may be transferred into any one of the Guarantee Maturity Fixed Account Options is $500.

We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.

We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.

In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Sub-Accounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Sub-Accounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.

A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions:

1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount (which is described in the answer to Question 6);

2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

4) when you annuitize your Contract; and

5) when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction to the extent that:

1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

2) it is necessary to meet IRS minimum withdrawal requirements; or

3) it is a transfer that is part of a Dollar Cost Averaging program.

We determine the amount of a Market Value Adjustment using a formula that takes into consideration:

1) whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and

2) how many years are left until the end of the Guarantee Period.

As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.

6. WHAT ARE MY EXPENSES UNDER THE CONTRACT?

CONTRACT MAINTENANCE CHARGE. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Sub-Accounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.

During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE AND MORTALITY AND EXPENSE RISK CHARGE. We impose a mortality and expense risk charge at an annual rate of 1.15% of average daily net assets and an administrative expense charge at an annual rate of .10% of average daily net assets. If you select one of our optional enhanced benefit riders, however, we may charge you a higher mortality and expense risk charge. These charges are assessed each day during the Accumulation Period and the Annuity Period. We guarantee that we will not raise these charges.

TRANSFER FEE. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE). During the Accumulation Period, you may withdraw all or part of the value of your Contract before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. Certain withdrawals may be made without payment of any Withdrawal Charge, which is a contingent deferred sales charge. Other withdrawals are subject to the Withdrawal Charge.

The Withdrawal Charge will vary depending on how many complete years have passed since you paid the Purchase Payment being withdrawn. The Withdrawal Charge applies to each Purchase Payment for seven complete years from the date of the Payment (each a "Contribution Year") as follows:

CONTRIBUTION YEAR                                          APPLICABLE CHARGE
-----------------                                          -----------------
1-2                                                                7%
3-4                                                                6%
5                                                                  5%
6                                                                  4%
7                                                                  3%
8 +                                                                0%

In determining Withdrawal Charges, we will deem your Purchase Payments to be withdrawn on a first-in, first- out basis.

Each year, free of Withdrawal Charges or any otherwise applicable Market Value Adjustment, you may withdraw the Free Withdrawal Amount, which equals:


    (a)the greater of: earnings not previously withdrawn; or 15% of your total Purchase Payments made in the most recent seven years; plus

    (b)an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.


In most states, we also may waive the Withdrawal Charge if you:

1) require long-term medical or custodial care outside the home;

2) become unemployed; or

3) are diagnosed with a terminal illness.

These provisions will apply to the Annuitant, if the Contract is owned by a company or other legal entity. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 /1//\\2\\, may be subject to an additional 10% federal tax penalty. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability. As described in the answer to Question 5, we may increase or decrease certain withdrawals by a Market Value Adjustment.

PREMIUM TAXES. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.

OTHER EXPENSES. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED?

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 /1//\\2\\, may be subject to an additional 10% federal tax penalty.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. DO I HAVE ACCESS TO MY MONEY?

At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some qualified plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $500.

Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge, the Withdrawal Charge, and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

9. WHAT IS THE DEATH BENEFIT?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a living person. To obtain payment of the Death Benefit, the Beneficiary must submit to us a complete request for payment of the death benefit, which includes due proof of death as specified in the Contract.

The standard death benefit is the greatest of the following:

1) your total Purchase Payments reduced by a withdrawal adjustment;

2) your Contract Value;

3) the amount you would have received by surrendering your Contract; or

4) your Contract Value on each Contract Anniversary which may be evenly divisible by seven increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment.

We also offer an optional enhanced death benefit rider, which is described later in this prospectus.

We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

10. WHAT ELSE SHOULD I KNOW?


Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.


ALLOCATION OF PURCHASE PAYMENTS. You allocate your initial Purchase Payment among the Sub-Accounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

TRANSFERS. During the Accumulation Period, you may transfer Contract Value among the Sub-Accounts and from the Sub-Accounts to the Fixed Account. You may not make a transfer, however, that would result in your allocating your Contract Value to more than twenty-one options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing programs. You may not use both programs at the same time.

Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Sub-Account of your choosing, including other Sub-Accounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Sub-Accounts may be made monthly, quarterly, or annually.

Under the Portfolio Rebalancing Program, you can maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. You may not include the Fixed Account in a Portfolio Rebalancing Program. You also may not elect rebalancing after annuitization.

During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub- Accounts or from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

FREE LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

11. WHO CAN I CONTACT FOR MORE INFORMATION?

You can write to us at Lincoln Benefit Life Company, P.O. Box 758565, Topeka, KS 66675-8565, or call us at (800) 457-7617.

CONDENSED FINANCIAL INFORMATION


Attached as Appendix A is a table showing selected information concerning Accumulation Unit Values for each Sub-Account for 2005 through 2014. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Sub-Account. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value, such as the Contract Administration Charge. The Separate Account's financial statements, which are comprised of the financial statements of the underlying sub-accounts, as of December 31, 2014, are included in the Statement of Additional Information. Lincoln Benefit's financial statements as of December 31, 2014, are included in the Statement of Additional Information.


DESCRIPTION OF THE CONTRACTS


Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.


SUMMARY. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Sub-Accounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

CONTRACT OWNER. As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application. The Contract cannot be jointly owned by both a non-living person and a living person. Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefit section.

ANNUITANT. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Tax Code, you must be the Annuitant. If the Contract is a non-qualified Contract, you may also designate a Joint Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.

MODIFICATION OF THE CONTRACT. Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT. Before the Annuity Date, if the Annuitant is still alive, you may assign an interest in the Contract if it is a non-qualified Contract. If a Contract is issued pursuant to a Qualified Plan, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

BECAUSE OF THE POTENTIAL TAX CONSEQUENCES AND ERISA ISSUES ARISING FROM AN ASSIGNMENT, YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

FREE LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments.

In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states, on the Issue Date we will allocate your Purchase Payment to the Sub-Accounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Sub-Accounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your Purchase Payment to the Fidelity Money Market Sub-Account. Your Contract will contain specific information about your free-look rights in your state.

PURCHASES AND CONTRACT VALUE

MINIMUM PURCHASE PAYMENT. The minimum initial Purchase Payment for a Contract is $1,200. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $100 or more. Subsequent Purchase Payments made as part of an Automatic Payment Plan, however, may be as small as $25 per month. However, each purchase payment made to the Dollar Cost Averaging Fixed Account must be at least $1,200. If we receive purchase payments designated for the Dollar Cost Averaging Fixed Account that are lower than the required minimum of $1,200, or purchase payments designated for the Guaranteed Maturity Fixed Account Option that are lower than $500, such amounts will be allocated to the Fidelity Money Market Portfolio. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC PAYMENT PLAN. You may make scheduled Purchase Payments of $25 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

ALLOCATION OF PURCHASE PAYMENTS. Your Purchase Payments are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

You initially may allocate your Purchase Payments to up to twenty-one options, counting each Sub-Account and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period. You may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Contract Value in more than twenty-one options. In the future, we may waive this limit.

If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial Purchase Payment to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

In some states, however, we are required to return at least your Purchase Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the Fidelity Money Market Sub-Account. If we exercise that right and your state's free look period is ten days, we will transfer your Purchase Payments to your specified Sub-Accounts or the Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

CONTRACT VALUE. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE. As a general matter, the Accumulation Unit Value for each Sub-Account will rise or fall to reflect changes in the share price of the Portfolio in which the Sub-Account invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine Withdrawal Charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.


We determine a separate Accumulation Unit Value for each Sub-Account. We also determine a separate set of Accumulation Unit Values reflecting the cost of the enhanced benefit riders described beginning on page 23. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Sub-Account. We determine the Accumulation Unit Value for each Sub-Account Monday through Friday on each day that the New York Stock Exchange is open for business.


You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Sub- Account and, therefore, your Contract Value.

TRANSFER DURING ACCUMULATION PERIOD. During the Accumulation Period, you may transfer Contract Value among the Fixed Account and the Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-one options under the Contract at one time.


As a general rule, we only make transfers on days when the NYSE is open for business. If we receive your request on one of those days, we will make the transfer that day. Requests received before 4:00 p.m. will be effected on that day at that day's price. Requests received after 4:00 p.m. will be effected on the next day on which the NYSE is open for business, at that day's price. If you transfer an amount from the Fixed Account to a Sub-Account before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in "Market Value Adjustment" on page 18.


Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.

The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.


We may charge you the transfer fee described on page 3, although we currently are waiving it. At any time, without notice, we may suspend, modify or terminate your privilege to make transfers via the phone, or via other electronic or automated means previously approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to the Contract Owners.


We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts/Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract/Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract/Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract/Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract/Policy year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract/Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract/Policy Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract/Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract/Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract/Policy Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract/Policy Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract/Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub- Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM. Under our Automatic Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Sub-Account of your choosing. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between transfers from Sub-Accounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. For each purchase payment allocated to this Option, your first monthly transfer will occur 25 days after such purchase payment. If we do not receive an allocation from you within 25 days of the purchase payment, we will transfer the payment plus associated interest to the Fidelity Money Market Variable Sub-Account in equal monthly payments. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.

Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.

By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuations on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually. We will not charge a transfer fee for Portfolio Rebalancing. A one-time request to rebalance the amounts allocated to the Sub-Accounts is not part of a Portfolio Rebalancing program and is subject to all of the requirements that are applicable to transfers. We will automatically terminate this program if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office. You may not include the Fixed Account in a Portfolio Rebalancing program.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur twenty-five days after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

Generally, you may change the allocation percentages, frequency, or choice of Sub-Accounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

THE INVESTMENT AND FIXED ACCOUNT OPTIONS: SEPARATE ACCOUNT INVESTMENTS

THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-Accounts of the Separate Account.


PORTFOLIO                               EACH PORTFOLIO SEEKS                   INVESTMENT ADVISER
---------                               --------------------                   ------------------
INVESCO VARIABLE INSURANCE FUNDS
Invesco V.I. American Value Fund -      Above-average total return over a      INVESCO ADVISERS, INC.
Series I                                market cycle of three to five years
                                        by investing in common stocks and
                                        other equity securities.
Invesco V.I. Mid Cap Growth Fund,       Capital growth
Series II
Invesco V.I. Growth and Income Fund,    Long-term growth of capital and
Series II                               income.
Invesco V.I. Value Opportunities Fund   Long-term growth of capital
- Series I/(2)/
THE ALGER PORTFOLIOS
Alger Large Cap Growth Portfolio -      Long-term capital appreciation         FRED ALGER MANAGEMENT, INC.
Class I-2
Alger Growth & Income Portfolio -       Capital appreciation and current
Class I-2                               income
Alger Capital Appreciation Portfolio    Long-term capital appreciation
- Class I-2
Alger Mid Cap Growth Portfolio -        Long-term capital appreciation
Class I-2/(4)/
Alger Small Cap Growth Portfolio -      Long-term capital appreciation
Class I-2
DEUTSCHE VARIABLE SERIES I (FORMERLY, DWS VARIABLE SERIES I)
Deutsche Bond VIP - Class A             To maximize total return consistent    DEUTSCHE INVESTMENT MANAGEMENT
  (FORMERLY, DWS BOND VIP - CLASS       with preservation of capital and       AMERICAS INC.
  A/(3)/)                               prudent investment management, by
                                        investing for both current income and
                                        capital appreciation

PORTFOLIO                              EACH PORTFOLIO SEEKS                   INVESTMENT ADVISER
---------                              --------------------                   ------------------
Deutsche VSI Global Small Cap -        Above-average capital appreciation
Class A                                over the long term
(FORMERLY, DWS VSI GLOBAL SMALL
CAP - CLASS A)
Deutsche VSI Core Equity VIP -         Long-term growth of capital, current
Class A (FORMERLY, DWS CORE EQUITY     income and growth of income
VIP - CLASS A)
Deutsche CROCI(R) International VIP -  Long-term growth of capital
Class A (FORMERLY, DEUTSCHE
INTERNATIONAL VIP - CLASS A)
DEUTSCHE VARIABLE SERIES II (FORMERLY, DWS VARIABLE SERIES II)
Deutsche Global Income Builder VIP -   Maximize income while maintaining      DEUTSCHE INVESTMENT MANAGEMENT
Class A (FORMERLY DWS GLOBAL INCOME    prospects for capital appreciation     AMERICAS INC.
BUILDER VIP - CLASS A)
FEDERATED INSURANCE SERIES
Federated Managed Volatility Fund II   High current income and moderate       FEDERATED EQUITY MANAGEMENT
                                       capital appreciation                   COMPANY OF PENNSYLVANIA
Federated Fund for U.S. Government     Current income                         FEDERATED INVESTMENT MANAGEMENT
Securities II                                                                 COMPANY
Federated High Income Bond Fund II     High current income
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Fidelity(R) VIP Asset Manager(SM)      High total return with reduced risk    FIDELITY MANAGEMENT & RESEARCH
Portfolio - Initial Class              over the long term by allocating its   COMPANY
                                       assets among stocks, bonds, and
                                       short-term instruments.
Fidelity(R) VIP Contrafund(R)          Long-term capital appreciation.
Portfolio - Initial Class
Fidelity(R) VIP Equity-Income          Reasonable Income. The fund will also
Portfolio - Initial Class              consider the potential for capital
                                       appreciation. The fund's goal is to
                                       achieve a yield which exceeds the
                                       composite yield on the securities
                                       comprising the Standard & Poor's
                                       500(SM) Index (S&P 500(R)).
Fidelity(R) VIP Growth Portfolio -     To achieve capital appreciation.
Initial Class
Fidelity(R) VIP Index 500 Portfolio -  Investment results that correspond to
Initial Class                          the total return of common stocks
                                       publicly traded in the United States,
                                       as represented by the Standard &
                                       Poor's 500(SM) Index (S&P 500(R)).
Fidelity(R) VIP Money Market           As high a level of current income as
Portfolio - Initial Class              is consistent with preservation of
                                       capital and liquidity.
Fidelity(R) VIP Overseas Portfolio -   Long-term growth of capital.
Initial Class
JANUS ASPEN SERIES
Janus Aspen Series Balanced Portfolio  Long-term capital growth, consistent   JANUS CAPITAL MANAGEMENT LLC
- Institutional Shares                 with preservation of capital and
                                       balanced by current income.
Janus Aspen Series Flexible Bond       To obtain maximum total return,
Portfolio - Institutional Shares       consistent with preservation of
                                       capital.
Janus Aspen Series Overseas Portfolio  Long-term growth of capital.
- Service Shares
Janus Aspen Series Janus Portfolio -   Long-term growth of capital.
Institutional Shares
Janus Aspen Series Enterprise          Long-term growth of capital.
Portfolio - Institutional Shares
Janus Aspen Series Global Research     Long-term growth of capital.
Portfolio - Institutional Shares
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value   Long-term growth of capital. Current   LEGG MASON PARTNERS FUND ADVISOR,
Portfolio - Class I                    income is a secondary objective        LLC
MFS(R) VARIABLE INSURANCE TRUST/(SM)/
MFS(R) Growth Series - Initial Class   Capital appreciation                   MFS(TM) INVESTMENT MANAGEMENT
MFS(R) Investors Trust Series -        Capital appreciation
Initial Class
MFS(R) New Discovery Series - Initial  Capital appreciation
Class
MFS(R) Research Series - Initial Class Capital appreciation
MFS(R) Total Return Series - Initial   Total return
Class
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Main Street Small Cap      Capital appreciation.                  OPPENHEIMERFUNDS, INC.
Fund - Service Shares
PIMCO VARIABLE INSURANCE TRUST
PIMCO Foreign Bond Portfolio (U.S.     Maximum total return, consistent with  PACIFIC INVESTMENT MANAGEMENT
Dollar-Hedged) - Administrative Shares preservation of capital and prudent    COMPANY LLC
                                       investment management.
PIMCO Total Return Portfolio -         Maximum total return, consistent with
Administrative Shares/(4)/             preservation of capital and prudent
                                       investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund -   Capital growth. Current income is a    PUTNAM INVESTMENT MANAGEMENT,
Class IB                               secondary objective.                   LLC

PORTFOLIO                              EACH PORTFOLIO SEEKS                   INVESTMENT ADVISER
---------                              --------------------                   ------------------
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio  High level of dividend income and      T. ROWE PRICE ASSOCIATES, INC.
- I                                    long-term capital growth primarily
                                       through investments in stocks
T. Rowe Price Mid-Cap Growth           Long-term capital appreciation by
Portfolio - I/(1)/                     investing earnings in the common
                                       stocks of medium-sized companies with
                                       the potential for above-average
                                       growth.
T. Rowe Price New America Growth       Long-term growth of capital by
Portfolio - I                          investing primarily in the common
                                       stocks of companies operating in
                                       sectors that T. Rowe Price believes
                                       will be the fastest growing in the
                                       U.S.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock      Long-term growth of capital by         T. ROWE PRICE ASSOCIATES, INC.
Portfolio - I                          investing primarily in the common
                                       stocks of established non-U.S.
                                       companies.
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo Advantage VT Discovery     Long-term capital appreciation.        WELLS FARGO FUNDS MANAGEMENT,
Fund                                                                          LLC
Wells Fargo Advantage VT Opportunity   Long-term capital appreciation.        SUB-ADVISOR: WELLS CAPITAL
Fund(SM)..............................                                        MANAGEMENT INCORPORATED


(1)Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2)Effective August 19, 2011, the Invesco V.I. Value Opportunities - Series I Sub-Account (formerly, Invesco V.I. Basic Value - Series I Sub-Account) closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date may not invest in the Variable Sub-Account.

(3)Effective as of January 27, 2012, the DWS Bond VIP - Class A Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date.

   Contract Owners who had contract value invested in this Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-account following the closure date. Contract Owners who did not have contract value invested in this Variable Sub-Account as of the specified closure date may not invest in the Variable Sub-Account.

(4)Effective as of January 31, 2014, the Alger Mid-Cap Growth - Class I-2 Sub-Account was closed to all Contract Owners EXCEPT those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.


(5)Effective May 1, 2015, the PIMCO Total Return - Administrative Shares sub-account is closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the closure date may continue to submit additional investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they withdraw or otherwise transfer their entire contract value from the variable sub-account following the closure date. Contract owners who do not have contract value invested in the variable sub-account as of the closure date will not be permitted to invest in the variable sub-account thereafter.


Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the net Purchase Payments you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person. Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

   (a) to operate the Separate Account in any form permitted by law;

   (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

   (c) to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

   (d) to add, combine, or remove Sub-Accounts in the Separate Account; and

   (e) to change the way in which we assess charges, as long as the total charges do not exceed the maximum amount that may be charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT


GENERAL. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Loan payments may not be allocated to the Fixed Account(s). Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. Please contact us at 1-800-457-7617 for current information.


GUARANTEED MATURITY FIXED ACCOUNT OPTION. We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

EXAMPLE
Purchase Payment                                                     $ 10,000
Guarantee Period                                                      5 years
Effective Annual Rate                                                    4.50%

                                                           End of Contract Year
                                        -----------------------------------------------------------
                                          Year 1      Year 2      Year 3      Year 4      Year 5
                                        ----------- ----------- ----------- ----------- -----------
Beginning Contract Value                $ 10,000.00
   X (1 + Effective Annual Rate)            X 1.045
                                        -----------
                                        $ 10,450.00
Contract Value at end of Contract Year              $ 10,450.00
   X (1 + Effective Annual Rate)                        X 1.045
                                                    -----------
                                                    $ 10,920.25
Contract Value at end of Contract Year                          $ 10,920.25
   X (1 + Effective Annual Rate)                                    X 1.045
                                                                -----------
                                                                $ 11,411.66
Contract Value at end of Contract Year                                      $ 11,411.66
   X (1 + Effective Annual Rate)                                                X 1.045
                                                                            -----------
                                                                            $ 11,925.19
Contract Value at end of Contract Year                                                  $ 11,925.19
   X (1 + Effective Annual Rate)                                                            X 1.045
                                                                                        -----------
                                                                                        $ 12,461.82

Total Interest Credited During Guarantee Period = $2,461.82=
($12,461.82 - $10,000)

NOTE: This example assumes no withdrawals during the entire five-year Guarantee
      Period. If you were to make a partial withdrawal, you might be required to pay a Withdrawal Charge and the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-457-7617.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

    1) take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

    2) allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

    3) instruct us to transfer all or a portion of the relevant amount to one or more Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

    4) withdraw all or a portion of the relevant amount through a partial withdrawal. You may be required to pay a Withdrawal Charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.

MARKET VALUE ADJUSTMENT. We may increase or decrease the amount of some transactions involving your investment in the Guaranteed Maturity Fixed Account Option to include a Market Value Adjustment. The formula for determining Market Value Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.

As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:


    1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount, as described on page 30;


    2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

    3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

    4) when you annuitize your Contract; and

    5) when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction, to the extent that:

    1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

    2) you make a withdrawal to satisfy the IRS' required minimum distribution rules for this Contract; or

    3) it is a transfer that is part of a Dollar Cost Averaging program.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares:

    1) the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and

    2) the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period.

Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.

For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may also allocate Purchase Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Sub-Accounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Sub-Accounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in "Automatic Dollar Cost Averaging Program" on page 12 of this prospectus.


ANNUITY BENEFITS

ANNUITY DATE. You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day on or immediately following the tenth day of a calendar month.

The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is on or immediately following the later of the 10th Contract Anniversary or the youngest Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

..  the year of your separation from service; or

.. April 1 of the calendar year following the calendar year in which you attain age 70/ 1//\\2\\.

If your Contract is issued pursuant to Section 408 of the Tax Code (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70/ 1//\\2\\. No minimum distributions are required by the Tax Code for Contracts issued pursuant to Section 408A (Roth IRAs).

If your Contract was purchased by a Qualified Plan, we may require you to annuitize by the date required by the Tax Code.

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

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

ANNUITY OPTIONS. You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

.. Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

..  Option B with 10 years (120 months) guaranteed, if you have designated joint
   Annuitants.

You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.

Three Annuity Options are generally available under the Contract. Each is available in the form of:

..  a Fixed Annuity;

..  a Variable Annuity; or

..  a combination of both Fixed and Variable Annuity.

The three Annuity Options are:

OPTION A: LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

OPTION B: JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

OPTION C: PAYMENTS FOR A SPECIFIED PERIOD CERTAIN OF 5 YEARS TO 30 YEARS. We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option, and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment. If you elected Variable Annuity payments, the lump sum payment will depend on:

..  the investment results of the Sub-Accounts you have selected,

..  the Contract Value at the time you elected annuitization, and

.. the length of the remaining period for which the payee would be entitled to payments.

No lump sum payment is available if you request Fixed Annuity payments. If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

If you choose Income Plan A or B, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.


You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described on page 27 below, however, we will subtract any applicable Withdrawal Charge and increase or decrease your surrender proceeds by any applicable Market Value Adjustment.


OTHER OPTIONS. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.


ANNUITY PAYMENTS: GENERAL. On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in "Variable Annuity Payments" and "Fixed Annuity Payments" beginning on page 20.


You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you should plan ahead and transfer that amount to the Sub-Accounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.

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

Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.

YOU MAY NOT WITHDRAW CONTRACT VALUE DURING THE ANNUITY PERIOD, IF WE ARE MAKING PAYMENTS TO YOU UNDER ANY ANNUITY OPTION, SUCH AS OPTION A OR B ABOVE, INVOLVING PAYMENT TO THE PAYEE FOR LIFE OR ANY COMBINATION OF PAYMENTS FOR LIFE AND MINIMUM GUARANTEE PERIOD FOR A PREDETERMINED NUMBER OF YEARS.

VARIABLE ANNUITY PAYMENTS. One basic objective of the Contract is to provide Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Sub-Accounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

The investment results of the Sub-Accounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3/ 1//\\2\\%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.

FIXED ANNUITY PAYMENTS. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.

As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in "Transfers During the Annuity Period" below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Sub-Accounts.

We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit any applicable interest at a rate at least as high as state law requires.

TRANSFERS DURING THE ANNUITY PERIOD. During the Annuity Period, you will have a limited ability to make transfers among the Sub-Accounts so as to change the relative weighting of the Sub-Accounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Sub-Accounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub-Accounts or make transfers from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers must be at least six months apart.

DEATH BENEFIT DURING ANNUITY PERIOD. If any Contract Owner dies after the Annuity Date, the successor Contract Owner will receive any guaranteed annuity payments scheduled to continue. If the successor Owner dies before all of the guaranteed payments have been made, we will continue the guaranteed payments to the Beneficiary(ies). After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining guaranteed payments to the Beneficiary. The amount and number of these guaranteed payments will depend on the Annuity Option in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining guaranteed payments will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

CERTAIN EMPLOYEE BENEFIT PLANS. The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

OTHER CONTRACT BENEFITS

DEATH BENEFIT: GENERAL. We will pay a distribution on death, if:

    1) the Contract is in force;

    2) annuity payments have not begun; and

    3) either:

           (a)any Owner dies; or

           (b)any Annuitant dies and the Owner is a non-living person.

DUE PROOF OF DEATH. A complete request for settlement of the Death Proceeds must be submitted before the Annuity Date. Where there are multiple Beneficiaries, we will value the Death Benefit at the time the first Beneficiary submits a complete request for settlement of the Death Proceeds. A complete request must include "Due Proof of Death". We will accept the following documentation as Due Proof of Death:

..  a certified original copy of the Death Certificate;

..  a certified copy of a court decree as to the finding of death; or

.. a written statement of a medical doctor who attended the deceased at the time of death.

In addition, in our discretion we may accept other types of proof.

DEATH PROCEEDS. If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the Death Benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Surrender Value. We reserve the right to waive or extend, on a nondiscriminatory basis, the 180-day period in which the Death Proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as Death Proceeds and in no way restricts when the claim may be filed.

DEATH BENEFIT AMOUNT. The standard Death Benefit under the Contract is the greatest of the following:

    1) the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

    2) the Contract Value on the date as of which we calculate the Death
       Benefit.

    3) the Surrender Value;

    4) the Contract Value on the seventh Contract Anniversary and each subsequent Contract Anniversary evenly divisible by seven, increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that anniversary.

The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately before the withdrawal; and

(c) = the value of the applicable Death Benefit immediately before the withdrawal.


As described on page 23, you may add optional riders that in some circumstances may increase the Death Benefit under your contract.


DEATH BENEFIT PAYMENTS

1. If your spouse is the sole beneficiary:

   (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

   (b) Your spouse may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:

The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

   (b) If your spouse chooses to continue the Contract, or does not elect one of these options, then the Contract will continue in the Accumulation Period as if the death had not occurred. If the Contract is continued in the Accumulation Period, the following conditions apply.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the fixed account options will be allocated to the Money Market Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Sub-Accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Sub-Accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as the free transfer allowed each calendar month and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Annuity Date, the death benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under this Contract.

If there is no Annuitant at that time, the new Annuitant will be the surviving spouse.

2. If the Beneficiary is not your spouse but is a living person:

   (a) The Beneficiary may elect to receive the Death Proceeds in a lump sum; or

   (b) The Beneficiary may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:

The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

   (i) over the life of the Beneficiary; or

   (ii) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary; or

   (iii) over the life of the Beneficiary with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary.

   (c) If the Beneficiary does not elect one of the options above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account and the Contract Value will be adjusted accordingly. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 11 and Transfer Fees on page 29 during this 5-year period.


The Beneficiary may not pay additional purchase payments into the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5-year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the Beneficiary dies before the complete liquidation of the Contract Value, then the Beneficiary's named Beneficiary(ies) will receive the greater of the Surrender Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the Beneficiary is a corporation or other type of non-living person:

   (a) The Beneficiary may elect to receive the Death Proceeds in a lump sum; or


   (b) If the Beneficiary does not elect to receive the option above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 11 and Transfer Fees on page 29 during this 5-year period.


The Beneficiary may not pay additional purchase payments into the contract under this election. Withdrawal charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

If any Beneficiary is a non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.

Under any of these options, all contract rights, subject to any restrictions previously placed upon the Beneficiary, are available to the Beneficiary from the date of your death to the date on which the Death Proceeds are paid.

Different rules may apply to Contracts issued in connection with Qualified
Plans.

We offer different optional riders under this Contract. If you elect an optional rider, we will charge you a higher mortality and expense charge. We may discontinue offering one or more Riders at any time. The benefits under the Riders are described below. The benefits in the riders discussed below may not be available in all states. For example, the Enhanced Death Benefit, Enhanced Income Benefit and all versions of the Enhanced Death and Income Benefit riders issued in Washington state do not contain the Enhanced Death Benefit B or Enhanced Income Benefit B provisions that are described below. Further they may be offered in certain states as a benefit of the base contract rather than as a separate rider. In those states, the expense charge will remain the same for the benefit.

ENHANCED DEATH BENEFIT RIDER: When you purchase your Contract, you may select the Enhanced Death Benefit Rider. This Rider is available if the oldest Owner or Annuitant is age 80 or less at issue. If you are not an individual, the Enhanced Death Benefit applies only to the Annuitant's death. As described below, we will charge a higher mortality and expense risk charge if you select this Rider. If you select this Rider, the Death Benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit. The Enhanced Death Benefit will be the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B, defined below.

ENHANCED INCOME BENEFIT RIDER: When you purchase your Contract you may select the Enhanced Income Benefit Rider if available in your state. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. If you select this Rider, you may be able to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Income Benefit A or Enhanced Income Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

   (a) on or after the tenth Contract Anniversary;

   (b) before the Annuitant's age 90; and

   (c) within a 30-day period on or following a Contract Anniversary.

On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the Contract for either a single life with a period certain, or joint lives with a period certain of at least:

   (a) 10 years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

   (b) 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

The Enhanced Income Benefit under this Rider only applies to the determination of income payments under the income options described above. It is not a guarantee of Contract Value or performance. The benefit does not enhance the amounts paid in partial withdrawals, surrenders or death benefits. In addition, under some circumstances, you will receive higher initial income payments by applying your Contract Annuitized Value to one of the standard Annuity Options instead of utilizing this optional benefit. If you surrender your Contract, you will not receive any benefit under this Rider.

ENHANCED INCOME BENEFIT A. At issue, the Enhanced Income Benefit A is equal to the initial purchase payment. After issue, Enhanced Income Benefit A is recalculated as follows:

..  When you make a Purchase Payment, we will increase the Enhanced Income
   Benefit A by the amount of your Purchase Payment;

.. When you make a withdrawal, we will decrease Enhanced Income Benefit A by a withdrawal adjustment as defined below;

.. On each Contract Anniversary, the Enhanced Income Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Income Benefit A.

If you do not make any additional Purchase Payments or withdrawals, the Enhanced Income Benefit A will be the greatest of all Contract Anniversary Contract Values prior to the date we calculate the Enhanced Income Benefit.

We will continuously adjust Enhanced Income Benefit A; as described above, until the oldest Contract Owner's 85th birthday, or if the Contract Owner is not a living individual, the oldest Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Income Benefit A only for Purchase Payments and withdrawals.

ENHANCED INCOME BENEFIT B. Enhanced Income Benefit B is equal to your total Purchase Payments reduced by any withdrawal adjustments, accumulated daily at an effective annual interest rate of 5% per year, until the earlier of:

   (a) the date we determine the income benefit;

   (b) the first day of the month following the oldest Contract Owner's 85th birthday, or the first day of the month following the oldest Annuitant's 85th birthday, if the Contract Owner is not a living individual.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where,

   (a) is the withdrawal amount;

   (b) is the Contract Value immediately prior to the withdrawal;

   (c) is the most recently calculated Enhanced Income Benefit A or B, as applicable.

ENHANCED DEATH AND INCOME BENEFIT RIDER II: When you purchase your Contract and if available in your state, you may select the Enhanced Death and Income Benefit Rider II. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

   (a) on or after the tenth Contract Anniversary;

   (b) before the Annuitant's age 90; and

   (c) within a 30-day period on or following a Contract Anniversary.

On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the contract for either a single life with a period certain, or joint lives with a period certain of at least:

   (a) 10 years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

   (b) 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

ENHANCED DEATH AND INCOME BENEFIT RIDER. This Rider was previously available if the oldest Owner or Annuitant is age 75 or less at issue. This rider is no longer available. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the value of the Enhanced Death Benefit on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is on or after the tenth Contract Anniversary, but before the Annuitant's age
90. On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for payments guaranteed for either a single life with a period certain or joint lives with a period certain of at least:

  (a)10years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

  (b)atleast 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

ENHANCED DEATH BENEFIT A. At issue, Enhanced Death Benefit A is equal to the initial Purchase Payment. After issue, Enhanced Death Benefit A is adjusted whenever you pay a Purchase Payment or make a withdrawal and on each Contract Anniversary as follows:

.. When you pay a Purchase Payment, we will increase Enhanced Death Benefit A by the amount of the Purchase Payment;

.. When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

.. On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Enhanced Death Benefit A.

If you do not pay any additional purchase payments or make any withdrawals, Enhanced Death Benefit A will equal the greatest of the Contract Value on the Issue Date and all Contract Anniversaries prior to the date we calculate any death benefit.

We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract Owner's 85th birthday or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Death Benefit A only for Purchase Payments and withdrawals.

ENHANCED DEATH BENEFIT B. Enhanced Death Benefit B is equal to your total Purchase Payments, reduced by any withdrawal adjustments, accumulated daily at an effective annual rate of 5% per year, until the earlier of:

   (a) the date we determine the death benefit,

   (b) the first day of the month following the oldest Contract Owner's 85th birthday; or

   (c) the first day of the month following the oldest Annuitant's 85th birthday, if the Contract Owner is not a living individual.

Thereafter, we will only adjust Enhanced Death Benefit B to reflect additional Purchase Payments and withdrawals. Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws that govern the Contract.

The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately before the withdrawal; and

(c) = the most recently calculated Enhanced Benefit A or B, as appropriate.

BENEFICIARY. You name the Beneficiary. You may name a Beneficiary in the application. You may also name one or more contingent Beneficiaries who are entitled to receive benefits under the contract if all primary Beneficiaries are deceased at the time a Contract Owner, or Annuitant if the Contract Owner is not a living person, dies. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we accept them, effective as of the date you signed the form. Until we accept your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary prior to accepting a change. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

..  your spouse if he or she is still alive; or, if he or she is no longer alive,

..  your surviving children equally; or if you have no surviving children,

..  your estate.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Contract Owner or Annuitant, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original shares of the remaining beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all beneficiaries will be considered to be non-living persons.

You may specify that the Death Benefit be paid under a specific income Plan by submitting a written request to our Service Center. If you so request, your Beneficiary may not change to a different Income Plan or lump sum. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the changes.

Different rules may apply to Contracts issued in connection with Qualified
Plans.

CONTRACT LOANS FOR 403(B) CONTRACTS. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA plans is more than the lesser of (a) or (b) where:

   (a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

   (b) equals the greater of $10,000 or half of the Surrender Value.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Some of these requirements are stated in Section 72 of the Tax Code. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. We will transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Sub-Account. If your loan amount is greater than your Contract Value in the Sub-Accounts, we will transfer the remaining required collateral from the Guaranteed Maturity Fixed Account Options. If your loan amount is greater than your contract value in the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Option.

We will not charge a Withdrawal Charge on the loan or on the transfer from the Sub-Accounts or the Fixed Account. We may, however, apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount. We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Sub-Accounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

1) the Death Proceeds;

2) surrender proceeds;

3) the amount available for partial withdrawal;

4) the amount applied on the Annuity Date to provide annuity payments; and

5) the amount applied on the Annuity Date to provide annuity payments under the Enhanced Income Benefit Rider, Enhanced Death and Income Benefit Rider, or the Enhanced Death and Income Benefit Rider II.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise. Generally, loan payments are allocated to the Sub-Account(s) in the proportion that you have selected for Purchase Payments. Allocations of loan payments are not permitted to the Fixed Accounts (Guaranteed Maturity Fixed Account and Dollar Cost Averaging Fixed Account Option). If your Purchase Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the Fidelity Money Market Sub-Account.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount and incur the early withdrawal tax penalty. We will capitalize interest on a loan in default.

If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.


WITHDRAWALS (REDEMPTIONS). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. We may impose a Withdrawal Charge, which would reduce the amount paid to you upon redemption. The Withdrawal Charges are described on page 29. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in "Market Value Adjustment" on page 18.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Sub-Account. If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request for a withdrawal of your entire Contract Value, as described in "Minimum Contract Value" on page 28. Your Contract will terminate if you withdraw all of your Contract Value.


Withdrawals taken prior to annuitization are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distribution of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59/ 1//\\2\\, may be subject to an additional 10% federal tax penalty.


We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on page 37.


To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

For partial withdrawals, you may allocate the amount among the Sub-Accounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Sub-Accounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.


If you request a total withdrawal, you must send us your Contract. The
Surrender Value will equal the Contract Value minus any applicable Withdrawal Charge and adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described on page 29. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:


1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

3) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax
Code) only in the following circumstances:

1) when you attain age 59/ 1//\\2\\;

2) when you terminate your employment with the plan sponsor;

3) upon your death;

4) upon your disability as defined in Section 72(m)(7) of the Tax Code;

5) or in the case of hardship.

If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

1) salary reduction contributions made after December 31, 1988;

2) income attributable to such contributions; and

3) income attributable to amounts held as of December 31, 1988.

The limitations on withdrawals do not affect transfers between certain
Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

SYSTEMATIC WITHDRAWAL PROGRAM. If your Contract is a non-Qualified Contract or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Sub-Account and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA PLANS. A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

MINIMUM CONTRACT VALUE. If as a result of withdrawals your Contract Value would be less than $500 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

CONTRACT CHARGES

We assess charges under the Contract in three ways:

1) as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes;

2) as charges against the assets of the Separate Account for administrative expenses and for the assumption of mortality and expense risks; and

3) as Withdrawal Charges (contingent deferred sales charges) subtracted from withdrawal and surrender payments.


In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on page 3, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.


MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk charge from each Sub-Account during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.15% of the average net asset value of each Sub-Account. The mortality risks arise from our contractual obligations:

1) to make annuity payments after the Annuity Date for the life of the Annuitant(s);

2) to waive the Withdrawal Charge upon your death; and


3) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found beginning on page 21.

The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.

If you select the Enhanced Death Benefit Rider, your mortality and expense risk charge will be 1.35% of average net asset value of each Sub-Account. If you select the Enhanced Income Rider, your mortality and expense risk charge will be 1.50% of average daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider, your mortality and expense risk charge will be 1.55% of average daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider II, your mortality and expense risk charge will be 1.70% of average daily net asset value of each Sub-Account. We charge a higher mortality and expense risk charge for the Riders to compensate us for the additional risk that we accept by providing the Riders. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with each type of Rider, in order to reflect the difference in the mortality and expense risk charges.


ADMINISTRATIVE CHARGES


CONTRACT MAINTENANCE CHARGE. We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Sub-Accounts to which you have allocated your Contract Value, and redeem Accumulation Units accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.

After the Annuity Date and if allowed in your state, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE. We deduct an administrative expense charge from each Sub-Account during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the average net asset value of the Sub-Accounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.

TRANSFER FEE. We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


SALES CHARGES.


WITHDRAWAL CHARGE. We may charge a Withdrawal Charge, which is a contingent deferred sales charge, upon certain withdrawals.

As a general rule, the Withdrawal Charge equals a percentage of Purchase Payments withdrawn that are: (a) less than seven years old; and (b) not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the Purchase Payment being withdrawn, as shown in this chart:

                                                               WITHDRAWAL CHARGE
CONTRIBUTION YEAR                                                 PERCENTAGE
First and Second                                                       7%
Third and Fourth                                                       6%
Fifth                                                                  5%
Sixth                                                                  4%
Seventh                                                                3%
Eighth and later                                                       0%

When we calculate the Withdrawal Charge, we do not take any applicable Market Value Adjustment into consideration. Beginning on January 1, 2004, if you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

We subtract the Withdrawal Charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST. Earnings--the current Contract Value minus all Purchase Payments that have not previously been withdrawn;

SECOND. "Old Purchase Payments"--Purchase Payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn;

THIRD. Any additional amounts available as a "Free Withdrawal," as described on page 30;


FOURTH. "New Purchase Payments"--Purchase Payments received by us less than seven years before the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.

No Withdrawal Charge is applied in the following situations:

..  on annuitization;

..  the payment of a Death Benefit;


..  a free withdrawal amount, as described on page 30;

.. certain withdrawals for Contracts issued under 403(b) plans or 401 plan under our prototype as described on page 31;


..  withdrawals taken to satisfy IRS minimum distribution rules;


..  withdrawals that qualify for one of the waiver benefits described on page
   31; and


..  withdrawal under Contracts issued to employees of Lincoln Benefit Life
   Company or its affiliates, Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if those individuals reside in the State of Nebraska.

We will never waive or eliminate a Withdrawal Charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

We may waive withdrawal charges if this Contract is surrendered, and the entire proceeds of the surrender are directly used to purchase a new Contract also issued by us or any affiliated company. Such waivers will be granted on a non-discriminatory basis.

We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.


Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59/ 1//\\2\\, may be subject to an additional 10% federal tax penalty. The amount of your withdrawal may be affected by a Market Value Adjustment. Additional restrictions may apply to Contracts held in Qualified Plans. We outline the tax requirements applicable to withdrawals on page 33. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


FREE WITHDRAWAL. Withdrawals of the following amounts are never subject to the Withdrawal Charge:

.. In any Contract Year, the greater of: (a) earnings that have not previously been withdrawn; or (b) 15 percent of New Purchase Payments; and

..  Any Old Purchase Payments that have not been previously withdrawn.


However, even if you do not owe a Withdrawal Charge on a particular withdrawal, you may still owe taxes or penalty taxes, or be subject to a market Value Adjustment. The tax treatment of withdrawals is summarized on page 33.


WAIVER BENEFITS

GENERAL. If approved in your state, we will offer the three waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable Withdrawal Charge or Market Value Adjustment. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.

Some Qualified Plans may not permit you to utilize these benefits. Also, even if you do not need to pay our Withdrawal Charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

CONFINEMENT WAIVER BENEFIT. Under this benefit, we will waive the Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if the following conditions are satisfied:

    1) Any Contract Owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. The Owner or Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

    2) You request the withdrawal no later than 90 days following the end of the Owner or Annuitant's stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

    3) A physician must have prescribed the stay and the stay must be medically necessary.

You may not claim this benefit if the physician prescribing the Owner or Annuitant's stay in a long term care facility is the Owner or Annuitant or a member of the Owner or Annuitant's immediate family.

TERMINAL ILLNESS WAIVER BENEFIT. Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if, at least 30 days after the Issue Date, you, or the Annuitant if the Owner is not a living person, are diagnosed with a terminal illness. We may require confirmation of the diagnosis as provided in the Contract.

UNEMPLOYMENT WAIVER BENEFIT. Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on one partial or full withdrawal from your Contract, if you meet the following requirements:

    1) you become unemployed at least 1 year after the Issue Date;

    2) you receive unemployment compensation for at least 30 consecutive days as a result of that unemployment; and

    3) you claim this benefit within 180 days of your initial receipt of unemployment compensation.

You may exercise this benefit once before the Annuity Date.

WAIVER OF WITHDRAWAL CHARGE FOR CERTAIN QUALIFIED PLAN WITHDRAWALS. For Contracts issued under a Section 403(b) plan or a Section 401 plan under our prototype, we will waive the Withdrawal Charge when:

    1) the Annuitant becomes disabled (as defined in Section 72(m)(7)) of the Tax Code;

    2) the Annuitant reaches age 59/ 1//\\2\\ and at least 5 Contract Years have passed since the Contract was issued;

    3) at least 15 Contract Years have passed since the Contract was issued.

Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This plan may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing). For more information about our prototype plan, call us at 1-800-457-7617.

PREMIUM TAXES. We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in the Statement of Additional Information.


OTHER EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Contract value. For a summary of current estimates of those charges and expenses, see page 3. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We receive compensation from the investment advisers or administrators or the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.


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TAXES

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF LINCOLN BENEFIT LIFE COMPANY

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. If Lincoln Benefit is taxed on investment income or capital gains of the Separate Account, then Lincoln Benefit may impose a charge against the Separate Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..  the Contract Owner is a natural person,

.. the investments of the Separate Account are "adequately diversified" according to Treasury Department regulations, and

.. Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and
(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

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Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account.
However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION

Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

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Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in UNITED STATES V. WINDSOR, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The WINDSOR decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.


Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).


Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


MEDICARE TAX ON NET INVESTMENT INCOME. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or
(2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59/ 1//\\2\\. However, no penalty tax is incurred on distributions:

..  made on or after the date the Contract Owner attains age 59/ 1//\\2\\,

..  made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..  made under an immediate annuity, or

..  attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59/ 1//\\2\\ would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Annuity Option, as described in the Annuity Options section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.


PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.

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If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59/ 1//\\2\\. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..  Individual Retirement Annuities (IRAs) under Code Section 408(b);

..  Roth IRAs under Code Section 408A;

..  Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..  Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
   Section 408(p);

..  Tax Sheltered Annuities under Code Section 403(b);

..  Corporate and Self Employed Pension and Profit Sharing Plans under Code
   Section 401; and

..  State and Local Government and Tax-Exempt Organization Deferred Compensation
   Plans under Code Section 457.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Lincoln Benefit can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Lincoln Benefit does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored

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qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that
Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.


Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

    .  made on or after the date the Contract Owner attains age 59/ 1//\\2\\,

    .  made to a beneficiary after the Contract Owner's death,

    .  attributable to the Contract Owner being disabled, or

    . made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70/ 1//\\2\\. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective
December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59/ 1//\\2\\. However, no penalty tax is incurred on distributions:

    .  made on or after the date the Contract Owner attains age 59/ 1//\\2\\,

    .  made as a result of the Contract Owner's death or total disability,

    . made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

    .  made after separation from service after age 55 (does not apply to IRAs),

    .  made pursuant to an IRS levy,

    .  made for certain medical expenses,

    . made to pay for health insurance premiums while unemployed (applies only for IRAs),

    .  made for qualified higher education expenses (applies only for IRAs),

    . made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

    . from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11,

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   2001, for a period of more than 179 days or for an indefinite period; and
   made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59/ 1//\\2\\ would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

    .  required minimum distributions, or,

    . a series of substantially equal periodic payments made over a period of at least 10 years, or,

    . a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

    .  hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


CHARITABLE IRA DISTRIBUTIONS. Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70/ 1//\\2\\. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

    1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

    2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

    3) We receive a complete request for settlement for the death of the Annuitant; and

    4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

       (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

       (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

       (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA. (SEP IRA) Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

    .  attains age 59/ 1//\\2\\,

    .  severs employment,

    .  dies,

    .  becomes disabled, or

    . incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

    . A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

    . An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Lincoln Benefit no longer issues annuity contracts to 457 plans.

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT

LINCOLN BENEFIT LIFE COMPANY


Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200, Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.


We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholder funds, benefits and expenses are ceded to Allstate Life Insurance Company ("Allstate Life"), Lincoln Benefit Reinsurance Company and other non-affiliated reinsurers.


Under our prior reinsurance agreement with Allstate Life, in effect through the date of the Company's acquisition by Resolution Life, Inc., substantially all contract related transactions were transferred through reinsurance agreements to Allstate Life or other third party reinsurers, and substantially all of the invested assets backing our liabilities reinsured with Allstate Life were owned by Allstate Life. Accordingly, the results of operations for the historical periods prior to April 1, 2014 with respect to applications received and contracts issued by Lincoln Benefit are reflected net of the reinsurance in Lincoln Benefit's statement of operations. The amounts reflected in our statement of operations for the historical periods prior to April 1, 2014 relate only to the investment of those assets of Lincoln Benefit that were owned by Lincoln Benefit and not assets of Allstate Life acquired with funds received under the reinsurance agreement. These assets represented our general account and were invested and managed by Allstate Life prior to the acquisition. While the reinsurance agreement provided us with financial backing from Allstate Life, it did not create a direct contractual relationship between Allstate Life and you.

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among Allstate Life, Resolution Life Holdings, Inc. ("Resolution Holdings") and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with Allstate Life (the "Partial Commutation Agreement"), whereby we commuted certain business previously reinsured to Allstate Life as noted above, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to Allstate Life, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to Allstate Life, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to Allstate Life. Effective April 1, 2014, the Company entered into a reinsurance agreement with a third party whereby risks associated with certain universal life and annuity policies were transferred, and in addition, also effective April 1, 2014, the Company entered into a reinsurance agreement with Lancaster Re Captive Insurance Company, a wholly-owned subsidiary of the Company, whereby risks associated with certain term and universal life policies were transferred.


SEPARATE ACCOUNT. Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.


We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-457-7617. We have reproduced the Table of Contents of the Statement of Additional Information on page 43.


STATE REGULATION OF LINCOLN BENEFIT. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

FINANCIAL STATEMENTS. The financial statements of Lincoln Benefit and the financial statements of the Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, are set forth in the Statement of Additional Information.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with Allstate Life Insurance Company ("ALIC"). ALIC has entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA"), pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, LLC provides certain business process outsourcing services with respect to the Contracts. se/2/, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2014, consisted of the following: NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211;
RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:


    .  maintenance of Contract Owner records;

    .  Contract Owner services;

    .  calculation of unit values;

    .  maintenance of the Variable Account; and

    .  preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


We provide information about cyber security risks associated with this Contract in the Statement of Additional Information.

In connection with Resolution Life's acquisition of Lincoln Benefit, Resolution Life, Inc. and Allstate Life entered into a Transition Services Agreement (the "TSA"), pursuant to which Allstate Life will continue to provide certain administrative services for the Recaptured Business for a period of twelve to twenty-four months after the closing. Following termination of the TSA, we plan to outsource the administration of the Recaptured Business to third-party administrators. In particular, the administration of our deferred annuity business was outsourced to se/2/, LLC, an unaffiliated third-party service provider, effective February 23, 2015. The remaining administration will be outsourced to Alliance-One Services, Inc., an unaffiliated third-party service provider, later this year.


DISTRIBUTION OF CONTRACTS


Please note that these Contracts are no longer available for new sales. The information provided in this section is for informational purposes only.


The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 6% of all Purchase Payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels.

Allstate Distributors, LLC ("ADLLC"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

Lincoln Benefit does not pay ADLLC a commission for distribution of the Contracts. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit is engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

LEGAL MATTERS


Certain matters of Nebraska law pertaining to the Contract, including the validity of the Contract and Lincoln Benefit's right to issue the Contract under Nebraska law, have been passed upon by Lamson Dugan & Murray LLP, Omaha, Nebraska.


REGISTRATION STATEMENT


We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts covered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.


ABOUT LINCOLN BENEFIT LIFE COMPANY

Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The variable annuities described in this prospectus fall within the exemption provided under rule 12h-7. We rely on the exemption provided under rule 12h-7 and do not file reports under the Exchange Act.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


         THE CONTRACT

            Annuity Payments

            Initial Monthly Annuity Payment

            Subsequent Monthly Payments

            Transfers After Annuity Date

            Annuity Unit Value

         Illustrative Example of Annuity Unit Value Calculation

         Illustrative Example of Variable Annuity Payments

         EXPERTS

         FINANCIAL STATEMENTS

                     APPENDIX A - ACCUMULATION UNIT VALUES


 Appendix A presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Sub-Account since the Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

 The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series Foreign Stock - Service Shares Sub-Account, LSA Balanced, Oppenheimer Main Street Small- & Mid-Cap Fund/VA - Service Shares Sub-Account, PIMCO Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account, PIMCO Total Return - Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT NACM Small Cap Portfolio Class 1 Sub-Account, Putnam VT International Value Fund - Class IB Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund - Series II Sub-Account which were first offered under the Contracts on May 1, 2002; the Invesco Van Kampen V.I. Value Opportunities Fund - Series I Sub-Account, Legg Mason ClearBridge Variable Large Cap Value Portfolio - Class I Sub-Account, Invesco Van Kampen V.I. American Value Fund - Series I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS
 VSII: Global Income Builder VIP - Class A Sub-Account which was first offered under the Contracts on April 29, 2005 and Janus Aspen Overseas Portfolio - Service Share Sub-Account which was first offered under the Contracts on April 30, 2008. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.


 The names of the following Sub-Accounts changed since December 31, 2014. The names shown in the tables of Accumulation Units correspond to the name of the Sub-Account as of December 31, 2014:



 Sub-Account Name as of December 31,
  2014 (as appears in the following
 tables of Accumulation Unit Values)    Sub-Account Name on/about May 1, 2015
-------------------------------------------------------------------------------
Deutsche International VIP - Class A    Deutsche CROCI(R) International VIP -
                                        Class A
-------------------------------------------------------------------------------

                 LBL CONSULTANT I VARIABLE ANNUITY - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                  Basic Policy

                           Mortality & Expense = 1.15



                                                  For the Year    Accumulation     Accumulation       Number of
                                                     Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      December 31  Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
                                                      2005           $12.881          $14.559          380,525
                                                      2006           $14.559          $17.148          318,953
                                                      2007           $17.148          $22.613          307,354
                                                      2008           $22.613          $12.252          182,353
                                                      2009           $12.252          $18.283          147,379
                                                      2010           $18.283          $20.589          125,277
                                                      2011           $20.589          $20.272          102,062
                                                      2012           $20.272          $23.684           78,761
                                                      2013           $23.684          $31.621           65,750
                                                      2014           $31.621          $35.523           58,244
---------------------------------------------------------------------------------------------------------------------
Alger Growth & Income Portfolio - Class I-2
                                                      2005           $12.398          $12.665          553,769
                                                      2006           $12.665          $13.673          412,877
                                                      2007           $13.673          $14.870          289,123
                                                      2008           $14.870           $8.889          189,627
                                                      2009            $8.889          $11.603          144,735
                                                      2010           $11.603          $12.865          102,497
                                                      2011           $12.865          $13.533           80,128
                                                      2012           $13.533          $15.013           64,595
                                                      2013           $15.013          $19.263           55,508
                                                      2014           $19.263          $21.405           51,188
---------------------------------------------------------------------------------------------------------------------
Alger Large Cap Growth Portfolio - Class I-2
                                                      2005           $10.625          $11.756          607,853
                                                      2006           $11.756          $12.208          452,187
                                                      2007           $12.208          $14.460          340,976
                                                      2008           $14.460           $7.689          252,531
                                                      2009            $7.689          $11.206          202,899
                                                      2010           $11.206          $12.549          159,401
                                                      2011           $12.549          $12.350          114,291
                                                      2012           $12.350          $13.399           90,699
                                                      2013           $13.399          $17.875           81,073
                                                      2014           $17.875          $19.592           72,833
---------------------------------------------------------------------------------------------------------------------
Alger Mid Cap Growth Portfolio - Class I-2
                                                      2005           $17.040          $18.482          583,687
                                                      2006           $18.482          $20.104          495,198
                                                      2007           $20.104          $26.119          395,122
                                                      2008           $26.119          $10.741          307,529
                                                      2009           $10.741          $16.093          251,589
                                                      2010           $16.093          $18.974          201,160
                                                      2011           $18.974          $17.188          154,396
                                                      2012           $17.188          $19.725          126,168
                                                      2013           $19.725          $26.462           97,572
                                                      2014           $26.462          $28.226           82,799

                                                          For the Year    Accumulation     Accumulation       Number of
                                                             Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              December 31  Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------------------
Alger SmallCap Growth Portfolio - Class I-2
                                                              2005            $9.454          $10.913          404,918
                                                              2006           $10.913          $12.935          399,147
                                                              2007           $12.935          $14.976          268,659
                                                              2008           $14.976           $7.898          187,715
                                                              2009            $7.898          $11.349          171,410
                                                              2010           $11.349          $14.043          140,374
                                                              2011           $14.043          $13.427          117,145
                                                              2012           $13.427          $14.918           92,887
                                                              2013           $14.918          $19.780           75,544
                                                              2014           $19.780          $19.619           61,624
-----------------------------------------------------------------------------------------------------------------------------
ClearBridge Variable Large Cap Value Portfolio - Class I
                                                              2005           $10.954          $11.525           49,518
                                                              2006           $11.525          $13.461           49,417
                                                              2007           $13.461          $13.811           35,322
                                                              2008           $13.811           $8.781           26,875
                                                              2009            $8.781          $10.796           20,239
                                                              2010           $10.796          $11.671           17,945
                                                              2011           $11.671          $12.098           17,154
                                                              2012           $12.098          $13.919           16,971
                                                              2013           $13.919          $18.195           17,545
                                                              2014           $18.195          $20.073           15,298
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Bond VIP - Class A
formerly, DWS VSI: Bond VIP - Class A
                                                              2005           $13.046          $13.219          458,975
                                                              2006           $13.219          $13.671          362,090
                                                              2007           $13.671          $14.064          339,879
                                                              2008           $14.064          $11.560          255,646
                                                              2009           $11.560          $12.566          186,602
                                                              2010           $12.566          $13.253          155,647
                                                              2011           $13.253          $13.833          108,411
                                                              2012           $13.833          $14.722           82,736
                                                              2013           $14.722          $14.099           69,186
                                                              2014           $14.099          $14.847           50,085
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Core Equity VIP - Class A
formerly, DWS VSI: Core Equity VIP - Class A
                                                              2005            $9.651          $10.109          139,183
                                                              2006           $10.109          $11.345          102,347
                                                              2007           $11.345          $11.355           73,259
                                                              2008           $11.355           $6.918           49,772
                                                              2009            $6.918           $9.164           38,191
                                                              2010            $9.164          $10.354           21,260
                                                              2011           $10.354          $10.211           20,105
                                                              2012           $10.211          $11.678           17,593
                                                              2013           $11.678          $15.838           17,088
                                                              2014           $15.838          $17.491           15,990
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Global Small Cap VIP - Class A
formerly, DWS VSI: Global Small Cap Growth - Class A
                                                              2005           $17.440          $20.357          193,166
                                                              2006           $20.357          $24.544          166,415
                                                              2007           $24.544          $26.499          131,794
                                                              2008           $26.499          $13.094           97,138
                                                              2009           $13.094          $19.164           83,558
                                                              2010           $19.164          $23.968           72,183
                                                              2011           $23.968          $21.328           61,099
                                                              2012           $21.328          $24.300           42,306
                                                              2013           $24.300          $32.623           35,943
                                                              2014           $32.623          $30.887           29,476

                                                         For the Year    Accumulation     Accumulation       Number of
                                                            Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             December 31  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: International VIP - Class A
formerly, DWS VSI: International VIP - Class A
                                                             2005            $9.790          $11.232          127,476
                                                             2006           $11.232          $13.967          127,598
                                                             2007           $13.967          $15.805          113,896
                                                             2008           $15.805           $8.083          101,279
                                                             2009            $8.083          $10.658           69,353
                                                             2010           $10.658          $10.697           54,718
                                                             2011           $10.697           $8.803           41,799
                                                             2012            $8.803          $10.488           31,677
                                                             2013           $10.488          $12.453           41,029
                                                             2014           $12.453          $10.851           33,147
----------------------------------------------------------------------------------------------------------------------------
Deutsche VSII: Global Income Builder VIP - Class A
formerly, DWS VSII: Global Income Builder VIP - Class A
                                                             2005           $10.000          $10.602          449,167
                                                             2006           $10.602          $11.543          346,262
                                                             2007           $11.543          $11.950          249,164
                                                             2008           $11.950           $8.576          165,654
                                                             2009            $8.576          $10.454          114,278
                                                             2010           $10.454          $11.483           87,837
                                                             2011           $11.483          $11.179           63,813
                                                             2012           $11.179          $12.473           52,594
                                                             2013           $12.473          $14.366           46,688
                                                             2014           $14.366          $14.731           41,478
----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                             2005           $13.005          $13.104          879,855
                                                             2006           $13.104          $13.478          722,780
                                                             2007           $13.478          $14.146          603,659
                                                             2008           $14.146          $14.568          494,396
                                                             2009           $14.568          $15.136          374,113
                                                             2010           $15.136          $15.721          305,850
                                                             2011           $15.721          $16.423          238,391
                                                             2012           $16.423          $16.701          220,033
                                                             2013           $16.701          $16.155          179,191
                                                             2014           $16.155          $16.692          132,457
----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                             2005           $11.797          $11.960          606,875
                                                             2006           $11.960          $13.088          539,007
                                                             2007           $13.088          $13.368          432,506
                                                             2008           $13.368           $9.770          344,383
                                                             2009            $9.770          $14.748          260,044
                                                             2010           $14.748          $16.710          201,597
                                                             2011           $16.710          $17.356          164,486
                                                             2012           $17.356          $19.659          148,235
                                                             2013           $19.659          $20.771          133,814
                                                             2014           $20.771          $21.065          112,577
----------------------------------------------------------------------------------------------------------------------------
Federated Managed Volatility Fund II
formerly,
                                                             2005            $8.325           $8.738          271,194
                                                             2006            $8.738           $9.980          220,546
                                                             2007            $9.980          $10.253          154,739
                                                             2008           $10.253           $8.062          102,548
                                                             2009            $8.062          $10.213          101,513
                                                             2010           $10.213          $11.305           68,578
                                                             2011           $11.305          $11.698           50,687
                                                             2012           $11.698          $13.118           46,621
                                                             2013           $13.118          $15.772           46,726
                                                             2014           $15.772          $16.185           40,121

                                                      For the Year    Accumulation     Accumulation       Number of
                                                         Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          December 31  Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class
                                                          2005           $11.652          $11.973           433,897
                                                          2006           $11.973          $12.690           338,607
                                                          2007           $12.690          $14.474           252,896
                                                          2008           $14.474          $10.189           202,629
                                                          2009           $10.189          $12.992           144,646
                                                          2010           $12.992          $14.661           116,581
                                                          2011           $14.661          $14.108            93,211
                                                          2012           $14.108          $15.672            74,411
                                                          2013           $15.672          $17.908            63,012
                                                          2014           $17.908          $18.717            54,882
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Initial Class
                                                          2005           $14.555          $16.809         1,469,954
                                                          2006           $16.809          $18.546         1,308,454
                                                          2007           $18.546          $21.536         1,005,803
                                                          2008           $21.536          $12.226           742,971
                                                          2009           $12.226          $16.386           631,023
                                                          2010           $16.386          $18.969           511,344
                                                          2011           $18.969          $18.261           383,384
                                                          2012           $18.261          $20.994           335,707
                                                          2013           $20.994          $27.220           271,301
                                                          2014           $27.220          $30.092           238,198
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Initial Class
                                                          2005           $13.291          $13.896         1,176,532
                                                          2006           $13.896          $16.496           941,565
                                                          2007           $16.496          $16.539           684,837
                                                          2008           $16.539           $9.366           412,487
                                                          2009            $9.366          $12.044           308,304
                                                          2010           $12.044          $13.697           252,183
                                                          2011           $13.697          $13.658           198,587
                                                          2012           $13.658          $15.823           163,437
                                                          2013           $15.823          $20.025           133,321
                                                          2014           $20.025          $21.500           117,357
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class
                                                          2005           $10.429          $10.897           953,608
                                                          2006           $10.897          $11.500           769,995
                                                          2007           $11.500          $14.418           618,823
                                                          2008           $14.418           $7.523           492,708
                                                          2009            $7.523           $9.531           405,357
                                                          2010            $9.531          $11.688           320,051
                                                          2011           $11.688          $11.566           270,601
                                                          2012           $11.566          $13.100           225,513
                                                          2013           $13.100          $17.638           186,919
                                                          2014           $17.638          $19.387           165,248
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Initial Class
                                                          2005           $11.183          $11.578         1,583,665
                                                          2006           $11.578          $13.233         1,319,112
                                                          2007           $13.233          $13.778         1,041,479
                                                          2008           $13.778           $8.572           756,199
                                                          2009            $8.572          $10.718           592,792
                                                          2010           $10.718          $12.176           493,294
                                                          2011           $12.176          $12.270           410,778
                                                          2012           $12.270          $14.046           343,300
                                                          2013           $14.046          $18.344           307,792
                                                          2014           $18.344          $20.574           249,167

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Initial Class
                                                         2005           $11.401          $11.601         1,335,848
                                                         2006           $11.601          $12.017         1,166,577
                                                         2007           $12.017          $12.487         1,221,039
                                                         2008           $12.487          $12.705         1,305,720
                                                         2009           $12.705          $12.637           985,343
                                                         2010           $12.637          $12.511           775,634
                                                         2011           $12.511          $12.369           634,224
                                                         2012           $12.369          $12.232           505,511
                                                         2013           $12.232          $12.083           410,477
                                                         2014           $12.083          $11.934           320,879
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio - Initial Class
                                                         2005           $11.504          $13.526           394,476
                                                         2006           $13.526          $15.773           366,639
                                                         2007           $15.773          $18.273           327,028
                                                         2008           $18.273          $10.141           276,821
                                                         2009           $10.141          $12.672           211,336
                                                         2010           $12.672          $14.155           161,268
                                                         2011           $14.155          $11.580           132,738
                                                         2012           $11.580          $13.808           109,420
                                                         2013           $13.808          $17.787            90,942
                                                         2014           $17.787          $16.147            81,429
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                         2005           $11.333          $12.570           353,741
                                                         2006           $12.570          $14.984           276,970
                                                         2007           $14.984          $15.958           210,481
                                                         2008           $15.958           $9.252           158,166
                                                         2009            $9.252          $12.720           131,570
                                                         2010           $12.720          $15.356           113,395
                                                         2011           $15.356          $15.306            92,596
                                                         2012           $15.306          $17.731            76,421
                                                         2013           $17.731          $23.511            52,878
                                                         2014           $23.511          $25.483            40,485
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                         2005           $11.600          $12.570           434,444
                                                         2006           $12.570          $14.397           396,566
                                                         2007           $14.397          $14.576           306,627
                                                         2008           $14.576           $9.758           199,062
                                                         2009            $9.758          $11.960           183,308
                                                         2010           $11.960          $13.252           150,424
                                                         2011           $13.252          $12.792           100,474
                                                         2012           $12.792          $14.445            78,301
                                                         2013           $14.445          $19.082            62,871
                                                         2014           $19.082          $20.723            41,000
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                         2005           $11.156          $12.242            49,948
                                                         2006           $12.242          $12.686            45,228
                                                         2007           $12.686          $14.732            39,490
                                                         2008           $14.732           $7.735            29,220
                                                         2009            $7.735          $11.945            38,907
                                                         2010           $11.945          $15.014            25,399
                                                         2011           $15.014          $13.440            18,967
                                                         2012           $13.440          $14.816            15,527
                                                         2013           $14.816          $19.988            11,807
                                                         2014           $19.988          $21.258            12,458

                                                              For the Year    Accumulation     Accumulation       Number of
                                                                 Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                  December 31  Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series I
                                                                  2005           $10.821          $11.301          253,928
                                                                  2006           $11.301          $12.634          235,944
                                                                  2007           $12.634          $12.669          199,610
                                                                  2008           $12.669           $6.034          176,998
                                                                  2009            $6.034           $8.820          148,589
                                                                  2010            $8.820           $9.351          119,425
                                                                  2011            $9.351           $8.953           77,525
                                                                  2012            $8.953          $10.407           62,452
                                                                  2013           $10.407          $13.747           56,742
                                                                  2014           $13.747          $14.475           43,123
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio - Institutional Shares
                                                                  2005           $12.453          $13.812          539,509
                                                                  2006           $13.812          $15.497          434,028
                                                                  2007           $15.497          $18.677          344,083
                                                                  2008           $18.677          $10.380          288,564
                                                                  2009           $10.380          $14.846          221,943
                                                                  2010           $14.846          $18.452          186,653
                                                                  2011           $18.452          $17.965          157,425
                                                                  2012           $17.965          $20.809          139,793
                                                                  2013           $20.809          $27.204          119,634
                                                                  2014           $27.204          $30.230          106,398
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Research Portfolio - Institutional Shares
                                                                  2005           $10.318          $10.788          997,853
                                                                  2006           $10.788          $12.594          775,658
                                                                  2007           $12.594          $13.634          562,020
                                                                  2008           $13.634           $7.451          410,898
                                                                  2009            $7.451          $10.132          336,082
                                                                  2010           $10.132          $11.591          263,086
                                                                  2011           $11.591           $9.874          207,953
                                                                  2012            $9.874          $11.709          180,063
                                                                  2013           $11.709          $14.851          152,881
                                                                  2014           $14.851          $15.758          126,783
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus Portfolio - Institutional Shares
                                                                  2005           $10.306          $10.614          860,239
                                                                  2006           $10.614          $11.676          645,480
                                                                  2007           $11.676          $13.270          469,901
                                                                  2008           $13.270           $7.900          371,128
                                                                  2009            $7.900          $10.637          290,538
                                                                  2010           $10.637          $12.031          230,669
                                                                  2011           $12.031          $11.252          195,033
                                                                  2012           $11.252          $13.177          155,917
                                                                  2013           $13.177          $16.961          128,313
                                                                  2014           $16.961          $18.927          117,019
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio - Service Shares
                                                                  2008           $10.000           $7.495           62,852
                                                                  2009            $7.495          $13.254           86,323
                                                                  2010           $13.254          $16.365           71,833
                                                                  2011           $16.365          $10.935           59,162
                                                                  2012           $10.935          $12.222           39,058
                                                                  2013           $12.222          $13.794           31,628
                                                                  2014           $13.794          $11.975           26,783

                                                                   For the Year    Accumulation     Accumulation
                                                                      Ending       Unit Value at    Unit Value at
Sub-Accounts                                                       December 31  Beginning of Period End of Period
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio - Institutional
 Shares
                                                                       2005           $14.825          $15.805
                                                                       2006           $15.805          $17.282
                                                                       2007           $17.282          $18.865
                                                                       2008           $18.865          $15.679
                                                                       2009           $15.679          $19.493
                                                                       2010           $19.493          $20.865
                                                                       2011           $20.865          $20.945
                                                                       2012           $20.945          $23.501
                                                                       2013           $23.501          $27.887
                                                                       2014           $27.887          $29.883
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio - Institutional Shares
                                                                       2005           $13.519          $13.619
                                                                       2006           $13.619          $14.017
                                                                       2007           $14.017          $14.816
                                                                       2008           $14.816          $15.514
                                                                       2009           $15.514          $17.346
                                                                       2010           $17.346          $18.496
                                                                       2011           $18.496          $19.499
                                                                       2012           $19.499          $20.862
                                                                       2013           $20.862          $20.575
                                                                       2014           $20.575          $21.322
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio - Service
 Shares
                                                                       2005           $11.939          $12.526
                                                                       2006           $12.526          $14.605
                                                                       2007           $14.605          $17.055
                                                                       2008           $17.055          $16.058
------------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series - Initial Class
                                                                       2005           $10.035          $10.821
                                                                       2006           $10.821          $11.531
                                                                       2007           $11.531          $13.798
                                                                       2008           $13.798           $8.528
                                                                       2009            $8.528          $11.594
                                                                       2010           $11.594          $13.207
                                                                       2011           $13.207          $13.001
                                                                       2012           $13.001          $15.071
                                                                       2013           $15.071          $20.369
                                                                       2014           $20.369          $21.915
------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Trust Series - Initial Class
                                                                       2005            $9.998          $10.596
                                                                       2006           $10.596          $11.824
                                                                       2007           $11.824          $12.880
                                                                       2008           $12.880           $8.512
                                                                       2009            $8.512          $10.668
                                                                       2010           $10.668          $11.704
                                                                       2011           $11.704          $11.307
                                                                       2012           $11.307          $13.308
                                                                       2013           $13.308          $17.356
                                                                       2014           $17.356          $19.026


                                                                        Number of
                                                                   Units Outstanding at
Sub-Accounts                                                          End of Period
---------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio - Institutional
 Shares
                                                                        1,195,782
                                                                          970,410
                                                                          747,492
                                                                          535,796
                                                                          427,444
                                                                          348,978
                                                                          284,742
                                                                          258,732
                                                                          196,994
                                                                          169,459
---------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio - Institutional Shares
                                                                          492,874
                                                                          393,774
                                                                          327,277
                                                                          272,856
                                                                          231,270
                                                                          202,832
                                                                          171,010
                                                                          146,755
                                                                          105,740
                                                                           81,060
---------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio - Service
 Shares
                                                                          114,760
                                                                           84,464
                                                                           73,894
                                                                                0
---------------------------------------------------------------------------------------
MFS(R) Growth Series - Initial Class
                                                                          202,017
                                                                          165,550
                                                                          126,996
                                                                          102,015
                                                                           78,308
                                                                           66,211
                                                                           60,057
                                                                           50,368
                                                                           39,799
                                                                           31,469
---------------------------------------------------------------------------------------
MFS(R) Investors Trust Series - Initial Class
                                                                          207,370
                                                                          171,767
                                                                          126,138
                                                                          100,457
                                                                           84,052
                                                                           56,558
                                                                           36,636
                                                                           32,003
                                                                           24,351
                                                                           17,070

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Initial Class
                                                         2005           $16.556          $17.209          188,078
                                                         2006           $17.209          $19.241          161,666
                                                         2007           $19.241          $19.479          139,957
                                                         2008           $19.479          $11.671          119,273
                                                         2009           $11.671          $18.809           94,439
                                                         2010           $18.809          $25.325           80,183
                                                         2011           $25.325          $22.443           58,617
                                                         2012           $22.443          $26.868           53,041
                                                         2013           $26.868          $37.551           49,336
                                                         2014           $37.551          $34.393           39,916
------------------------------------------------------------------------------------------------------------------------
MFS(R) Research Series - Initial Class
                                                         2005           $10.412          $11.085          142,585
                                                         2006           $11.085          $12.095          119,287
                                                         2007           $12.095          $13.521           86,910
                                                         2008           $13.521           $8.534           55,904
                                                         2009            $8.534          $11.002           49,781
                                                         2010           $11.002          $12.593           38,970
                                                         2011           $12.593          $12.381           34,033
                                                         2012           $12.381          $14.339           29,467
                                                         2013           $14.339          $18.732           21,713
                                                         2014           $18.732          $20.387           15,365
------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Initial Class
                                                         2005           $14.490          $14.714          970,559
                                                         2006           $14.714          $16.260          802,883
                                                         2007           $16.260          $16.734          661,560
                                                         2008           $16.734          $12.868          464,793
                                                         2009           $12.868          $15.000          347,219
                                                         2010           $15.000          $16.285          279,717
                                                         2011           $16.285          $16.368          217,821
                                                         2012           $16.368          $17.983          185,517
                                                         2013           $17.983          $21.143          153,519
                                                         2014           $21.143          $22.654          114,901
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service
 Shares
                                                         2005           $13.157          $14.256          305,883
                                                         2006           $14.256          $16.144          279,529
                                                         2007           $16.144          $15.720          219,803
                                                         2008           $15.720           $9.625          151,992
                                                         2009            $9.625          $13.011          120,823
                                                         2010           $13.011          $15.812           98,906
                                                         2011           $15.812          $15.244           74,721
                                                         2012           $15.244          $17.714           78,073
                                                         2013           $17.714          $24.600           71,129
                                                         2014           $24.600          $27.126           52,019
------------------------------------------------------------------------------------------------------------------------
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) -
 Administrative Shares
                                                         2005           $11.122          $11.550          338,440
                                                         2006           $11.550          $11.657          247,334
                                                         2007           $11.657          $11.929          175,543
                                                         2008           $11.929          $11.501          185,837
                                                         2009           $11.501          $13.133          139,898
                                                         2010           $13.133          $14.072          137,307
                                                         2011           $14.072          $14.838          121,733
                                                         2012           $14.838          $16.243          102,765
                                                         2013           $16.243          $16.122          103,151
                                                         2014           $16.122          $17.698           84,730

                                                      For the Year    Accumulation     Accumulation       Number of
                                                         Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          December 31  Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Administrative Shares
                                                          2005           $11.343          $11.476         1,156,641
                                                          2006           $11.476          $11.771           944,261
                                                          2007           $11.771          $12.643           737,286
                                                          2008           $12.643          $13.088           699,373
                                                          2009           $13.088          $14.744           709,743
                                                          2010           $14.744          $15.743           639,674
                                                          2011           $15.743          $16.109           508,815
                                                          2012           $16.109          $17.434           464,493
                                                          2013           $17.434          $16.880           289,601
                                                          2014           $16.880          $17.383           226,411
-------------------------------------------------------------------------------------------------------------------------
Premier VIT NACM Small Cap Portfolio - Class 1
                                                          2005           $11.809          $11.669           207,018
                                                          2006           $11.669          $14.300           198,198
                                                          2007           $14.300          $14.203           142,608
                                                          2008           $14.203           $8.186           108,005
                                                          2009            $8.186           $9.344            85,491
                                                          2010            $9.344          $10.843                 0
-------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                          2005           $10.812          $10.971           113,375
                                                          2006           $10.971          $12.005            99,054
                                                          2007           $12.005          $11.330            58,167
                                                          2008           $11.330           $7.700            43,630
                                                          2009            $7.700           $7.432                 0
-------------------------------------------------------------------------------------------------------------------------
Putnam VT International Value Fund - Class IB
                                                          2005           $13.335          $15.027           123,886
                                                          2006           $15.027          $18.881           158,576
                                                          2007           $18.881          $19.952           125,260
                                                          2008           $19.952          $10.636            74,027
                                                          2009           $10.636          $13.254            56,664
                                                          2010           $13.254          $14.022            39,029
                                                          2011           $14.022          $11.940            26,096
                                                          2012           $11.940          $14.350            21,954
                                                          2013           $14.350          $17.320            21,131
                                                          2014           $17.320          $15.482            16,908
-------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund
                                                          2005            $9.123           $8.929            57,402
                                                          2006            $8.929           $9.773            67,263
                                                          2007            $9.773          $11.125            88,003
                                                          2008           $11.125           $6.517            81,011
                                                          2009            $6.517           $6.634                 0
-------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                          2005           $10.439          $10.696            91,183
                                                          2006           $10.696          $12.937           142,829
                                                          2007           $12.937          $13.229            83,673
                                                          2008           $13.229           $8.781            59,269
                                                          2009            $8.781           $8.309                 0
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio - I
                                                          2005           $14.913          $15.306           874,317
                                                          2006           $15.306          $17.984           762,467
                                                          2007           $17.984          $18.339           575,733
                                                          2008           $18.339          $11.571           402,473
                                                          2009           $11.571          $14.353           288,947
                                                          2010           $14.353          $16.304           227,597
                                                          2011           $16.304          $15.987           165,957
                                                          2012           $15.987          $18.495           147,085
                                                          2013           $18.495          $23.694           114,417
                                                          2014           $23.694          $25.126            91,032

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio - I
                                                         2005           $10.338          $11.847          255,863
                                                         2006           $11.847          $13.934          244,192
                                                         2007           $13.934          $15.553          191,891
                                                         2008           $15.553           $7.879          149,103
                                                         2009            $7.879          $11.858          116,835
                                                         2010           $11.858          $13.403           95,977
                                                         2011           $13.403          $11.538           69,775
                                                         2012           $11.538          $13.495           78,643
                                                         2013           $13.495          $15.201           65,383
                                                         2014           $15.201          $14.826           30,868
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio - I
                                                         2005           $18.121          $20.534          504,417
                                                         2006           $20.534          $21.626          404,390
                                                         2007           $21.626          $25.097          295,779
                                                         2008           $25.097          $14.931          222,831
                                                         2009           $14.931          $21.476          160,985
                                                         2010           $21.476          $27.173          125,304
                                                         2011           $27.173          $26.495           92,948
                                                         2012           $26.495          $29.801           73,521
                                                         2013           $29.801          $40.231           65,296
                                                         2014           $40.231          $44.942           56,067
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio - I
                                                         2005            $9.955          $10.271          157,832
                                                         2006           $10.271          $10.888          129,696
                                                         2007           $10.888          $12.233          117,852
                                                         2008           $12.233           $7.461           92,406
                                                         2009            $7.461          $11.035           64,870
                                                         2010           $11.035          $13.040           49,935
                                                         2011           $13.040          $12.740           45,311
                                                         2012           $12.740          $14.232           48,686
                                                         2013           $14.232          $19.398           28,832
                                                         2014           $19.398          $20.945           25,891
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                         2005           $10.000          $11.481          293,780
                                                         2006           $11.481          $12.999          225,795
                                                         2007           $12.999          $15.702          161,353
                                                         2008           $15.702           $8.628          115,632
                                                         2009            $8.628          $11.956           82,156
                                                         2010           $11.956          $16.004           68,993
                                                         2011           $16.004          $15.872           55,858
                                                         2012           $15.872          $18.455           53,856
                                                         2013           $18.455          $26.209           42,675
                                                         2014           $26.209          $25.975           35,208
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund - Class 2
                                                         2005           $10.000          $11.040          510,068
                                                         2006           $11.040          $12.235          431,405
                                                         2007           $12.235          $12.884          339,846
                                                         2008           $12.884           $7.622          257,232
                                                         2009            $7.622          $11.120          196,311
                                                         2010           $11.120          $13.591          157,062
                                                         2011           $13.591          $12.682          117,739
                                                         2012           $12.682          $14.468          100,940
                                                         2013           $14.468          $18.672           73,852
                                                         2014           $18.672          $20.362           64,044



 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

                 LBL CONSULTANT I VARIABLE ANNUITY - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                  For the Year    Accumulation     Accumulation       Number of
                                                     Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      December 31  Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
                                                      2005            $5.788           $6.506           721,253
                                                      2006            $6.506           $7.621           732,706
                                                      2007            $7.621           $9.995           759,050
                                                      2008            $9.995           $5.385           521,910
                                                      2009            $5.385           $7.992           457,894
                                                      2010            $7.992           $8.951           466,843
                                                      2011            $8.951           $8.765           505,465
                                                      2012            $8.765          $10.184           243,023
                                                      2013           $10.184          $13.522           262,580
                                                      2014           $13.522          $15.108           223,337
---------------------------------------------------------------------------------------------------------------------
Alger Growth & Income Portfolio - Class I-2
                                                      2005            $7.137           $7.252           381,157
                                                      2006            $7.252           $7.786           339,270
                                                      2007            $7.786           $8.421           308,605
                                                      2008            $8.421           $5.006           254,925
                                                      2009            $5.006           $6.499           249,853
                                                      2010            $6.499           $7.166           199,795
                                                      2011            $7.166           $7.496           169,075
                                                      2012            $7.496           $8.271           171,101
                                                      2013            $8.271          $10.554           135,343
                                                      2014           $10.554          $11.663           100,392
---------------------------------------------------------------------------------------------------------------------
Alger Large Cap Growth Portfolio - Class I-2
                                                      2005            $6.398           $7.041           492,261
                                                      2006            $7.041           $7.271           413,156
                                                      2007            $7.271           $8.565           371,317
                                                      2008            $8.565           $4.529           324,912
                                                      2009            $4.529           $6.565           298,212
                                                      2010            $6.565           $7.311           266,498
                                                      2011            $7.311           $7.156           160,824
                                                      2012            $7.156           $7.721           136,867
                                                      2013            $7.721          $10.244           111,785
                                                      2014           $10.244          $11.167           132,723
---------------------------------------------------------------------------------------------------------------------
Alger Mid Cap Growth Portfolio - Class I-2
                                                      2005            $9.663          $10.424         1,007,060
                                                      2006           $10.424          $11.277           894,467
                                                      2007           $11.277          $14.569           822,716
                                                      2008           $14.569           $5.959           721,972
                                                      2009            $5.959           $8.878           656,392
                                                      2010            $8.878          $10.410           560,969
                                                      2011           $10.410           $9.379           432,244
                                                      2012            $9.379          $10.704           356,543
                                                      2013           $10.704          $14.281           307,935
                                                      2014           $14.281          $15.150           241,703

                                                          For the Year    Accumulation     Accumulation       Number of
                                                             Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              December 31  Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------------------
Alger SmallCap Growth Portfolio - Class I-2
                                                              2005            $5.793           $6.651          408,709
                                                              2006            $6.651           $7.840          400,994
                                                              2007            $7.840           $9.027          386,201
                                                              2008            $9.027           $4.734          324,933
                                                              2009            $4.734           $6.765          302,059
                                                              2010            $6.765           $8.326          273,464
                                                              2011            $8.326           $7.917          210,162
                                                              2012            $7.917           $8.747          163,618
                                                              2013            $8.747          $11.535          126,657
                                                              2014           $11.535          $11.379          107,060
-----------------------------------------------------------------------------------------------------------------------------
ClearBridge Variable Large Cap Value Portfolio - Class I
                                                              2005           $10.913          $11.419           45,145
                                                              2006           $11.419          $13.264           47,405
                                                              2007           $13.264          $13.534           46,980
                                                              2008           $13.534           $8.557           42,904
                                                              2009            $8.557          $10.464           43,855
                                                              2010           $10.464          $11.250           44,795
                                                              2011           $11.250          $11.597           35,396
                                                              2012           $11.597          $13.269          103,883
                                                              2013           $13.269          $17.251           42,635
                                                              2014           $17.251          $18.927           26,998
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Bond VIP - Class A
formerly, DWS VSI: Bond VIP - Class A
                                                              2005           $12.447          $12.544          235,908
                                                              2006           $12.544          $12.902          203,670
                                                              2007           $12.902          $13.200          192,164
                                                              2008           $13.200          $10.790          162,984
                                                              2009           $10.790          $11.665          139,150
                                                              2010           $11.665          $12.234          131,495
                                                              2011           $12.234          $12.700           95,813
                                                              2012           $12.700          $13.442           74,674
                                                              2013           $13.442          $12.803           68,152
                                                              2014           $12.803          $13.408           61,385
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Core Equity VIP - Class A
formerly, DWS VSI: Core Equity VIP - Class A
                                                              2005            $8.492           $8.847           85,054
                                                              2006            $8.847           $9.874           79,081
                                                              2007            $9.874           $9.829           76,673
                                                              2008            $9.829           $5.955           67,583
                                                              2009            $5.955           $7.846           85,215
                                                              2010            $7.846           $8.815           73,664
                                                              2011            $8.815           $8.646           63,481
                                                              2012            $8.646           $9.834           48,726
                                                              2013            $9.834          $13.264           44,715
                                                              2014           $13.264          $14.568           42,080
-----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: Global Small Cap VIP - Class A
formerly, DWS VSI: Global Small Cap Growth - Class A
                                                              2005            $9.425          $10.942          309,298
                                                              2006           $10.942          $13.120          368,488
                                                              2007           $13.120          $14.087          319,396
                                                              2008           $14.087           $6.922          292,135
                                                              2009            $6.922          $10.076          295,598
                                                              2010           $10.076          $12.533          247,927
                                                              2011           $12.533          $11.091          194,798
                                                              2012           $11.091          $12.567          162,040
                                                              2013           $12.567          $16.779          115,189
                                                              2014           $16.779          $15.799          127,708

                                                         For the Year    Accumulation     Accumulation       Number of
                                                            Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             December 31  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------------
Deutsche VSI: International VIP - Class A
formerly, DWS VSI: International VIP - Class A
                                                             2005            $6.808           $7.768          190,759
                                                             2006            $7.768           $9.606          229,934
                                                             2007            $9.606          $10.810          202,975
                                                             2008           $10.810           $5.498          253,788
                                                             2009            $5.498           $7.210          164,420
                                                             2010            $7.210           $7.197          126,785
                                                             2011            $7.197           $5.890          106,508
                                                             2012            $5.890           $6.979           98,904
                                                             2013            $6.979           $8.241           70,952
                                                             2014            $8.241           $7.142           48,579
----------------------------------------------------------------------------------------------------------------------------
Deutsche VSII: Global Income Builder VIP - Class A
formerly, DWS VSII: Global Income Builder VIP - Class A
                                                             2005           $10.000          $10.562          140,966
                                                             2006           $10.562          $11.437          117,438
                                                             2007           $11.437          $11.776          108,626
                                                             2008           $11.776           $8.404           99,008
                                                             2009            $8.404          $10.189           96,552
                                                             2010           $10.189          $11.130           85,675
                                                             2011           $11.130          $10.777           62,067
                                                             2012           $10.777          $11.958           55,722
                                                             2013           $11.958          $13.697           45,570
                                                             2014           $13.697          $13.968           45,285
----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                             2005           $12.218          $12.243          530,059
                                                             2006           $12.243          $12.523          381,051
                                                             2007           $12.523          $13.072          721,964
                                                             2008           $13.072          $13.388          610,475
                                                             2009           $13.388          $13.834          473,221
                                                             2010           $13.834          $14.289          324,041
                                                             2011           $14.289          $14.846          269,692
                                                             2012           $14.846          $15.014          209,711
                                                             2013           $15.014          $14.444          173,446
                                                             2014           $14.444          $14.842          170,920
----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                             2005           $11.870          $11.968          439,857
                                                             2006           $11.968          $13.026          430,206
                                                             2007           $13.026          $13.231          379,607
                                                             2008           $13.231           $9.617          307,223
                                                             2009            $9.617          $14.437          275,990
                                                             2010           $14.437          $16.268          242,351
                                                             2011           $16.268          $16.804          195,932
                                                             2012           $16.804          $18.930          179,749
                                                             2013           $18.930          $19.891          128,657
                                                             2014           $19.891          $20.062          108,552
----------------------------------------------------------------------------------------------------------------------------
Federated Managed Volatility Fund II
formerly,
                                                             2005            $7.401           $7.726           76,010
                                                             2006            $7.726           $8.776          100,300
                                                             2007            $8.776           $8.966           65,968
                                                             2008            $8.966           $7.012           98,652
                                                             2009            $7.012           $8.834           87,864
                                                             2010            $8.834           $9.725           54,559
                                                             2011            $9.725          $10.008           30,900
                                                             2012           $10.008          $11.161          104,369
                                                             2013           $11.161          $13.345           27,541
                                                             2014           $13.345          $13.619           15,762

                                                      For the Year    Accumulation     Accumulation       Number of
                                                         Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          December 31  Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class
                                                          2005            $9.716           $9.929           176,415
                                                          2006            $9.929          $10.466           129,882
                                                          2007           $10.466          $11.872           125,667
                                                          2008           $11.872           $8.311           130,724
                                                          2009            $8.311          $10.540           122,598
                                                          2010           $10.540          $11.828           129,616
                                                          2011           $11.828          $11.320            72,461
                                                          2012           $11.320          $12.506            62,231
                                                          2013           $12.506          $14.212            34,548
                                                          2014           $14.212          $14.772            28,682
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Initial Class
                                                          2005           $10.296          $11.826         1,260,810
                                                          2006           $11.826          $12.977         1,273,768
                                                          2007           $12.977          $14.986         1,188,207
                                                          2008           $14.986           $8.461         1,080,956
                                                          2009            $8.461          $11.277         1,046,007
                                                          2010           $11.277          $12.983           998,155
                                                          2011           $12.983          $12.430           709,229
                                                          2012           $12.430          $14.212           690,676
                                                          2013           $14.212          $18.326           549,301
                                                          2014           $18.326          $20.149           482,522
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Initial Class
                                                          2005           $11.786          $12.255           395,964
                                                          2006           $12.255          $14.468           396,481
                                                          2007           $14.468          $14.426           349,218
                                                          2008           $14.426           $8.125           273,985
                                                          2009            $8.125          $10.390           270,828
                                                          2010           $10.390          $11.751           237,804
                                                          2011           $11.751          $11.654           185,670
                                                          2012           $11.654          $13.427           142,532
                                                          2013           $13.427          $16.899           116,569
                                                          2014           $16.899          $18.045            96,979
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class
                                                          2005            $6.173           $6.415           831,880
                                                          2006            $6.415           $6.732           682,021
                                                          2007            $6.732           $8.394           682,803
                                                          2008            $8.394           $4.356           663,776
                                                          2009            $4.356           $5.488           676,234
                                                          2010            $5.488           $6.693           597,279
                                                          2011            $6.693           $6.587           435,815
                                                          2012            $6.587           $7.420           377,416
                                                          2013            $7.420           $9.936           310,756
                                                          2014            $9.936          $10.861           284,700
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Initial Class
                                                          2005            $8.166           $8.407         1,362,101
                                                          2006            $8.407           $9.557         1,346,569
                                                          2007            $9.557           $9.896         1,295,792
                                                          2008            $9.896           $6.123         1,150,557
                                                          2009            $6.123           $7.614         1,043,678
                                                          2010            $7.614           $8.602           911,514
                                                          2011            $8.602           $8.621           744,841
                                                          2012            $8.621           $9.814           646,616
                                                          2013            $9.814          $12.747           569,038
                                                          2014           $12.747          $14.219           505,643

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Initial Class
                                                         2005           $10.311          $10.435           694,730
                                                         2006           $10.435          $10.750           725,670
                                                         2007           $10.750          $11.108           714,035
                                                         2008           $11.108          $11.240         1,173,850
                                                         2009           $11.240          $11.119           894,758
                                                         2010           $11.119          $10.947           697,719
                                                         2011           $10.947          $10.764           551,078
                                                         2012           $10.764          $10.586           452,033
                                                         2013           $10.586          $10.400           331,128
                                                         2014           $10.400          $10.216           325,818
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio - Initial Class
                                                         2005            $8.045           $9.406           426,944
                                                         2006            $9.406          $10.909           513,031
                                                         2007           $10.909          $12.569           470,601
                                                         2008           $12.569           $6.937           476,598
                                                         2009            $6.937           $8.620           469,624
                                                         2010            $8.620           $9.577           413,895
                                                         2011            $9.577           $7.792           323,321
                                                         2012            $7.792           $9.240           281,150
                                                         2013            $9.240          $11.837           229,142
                                                         2014           $11.837          $10.687           249,029
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                         2005           $11.290          $12.455           280,918
                                                         2006           $12.455          $14.765           311,438
                                                         2007           $14.765          $15.638           269,763
                                                         2008           $15.638           $9.017           244,967
                                                         2009            $9.017          $12.329           201,588
                                                         2010           $12.329          $14.802           159,248
                                                         2011           $14.802          $14.672           123,833
                                                         2012           $14.672          $16.904            96,739
                                                         2013           $16.904          $22.292            87,271
                                                         2014           $22.292          $24.029            76,406
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                         2005           $11.431          $12.319           277,577
                                                         2006           $12.319          $14.033           291,195
                                                         2007           $14.033          $14.129           213,247
                                                         2008           $14.129           $9.407           187,559
                                                         2009            $9.407          $11.466           182,380
                                                         2010           $11.466          $12.635           151,891
                                                         2011           $12.635          $12.129           114,411
                                                         2012           $12.129          $13.621            84,341
                                                         2013           $13.621          $17.896            65,957
                                                         2014           $17.896          $19.329            56,013
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                         2005           $11.114          $12.130            52,894
                                                         2006           $12.130          $12.500            60,010
                                                         2007           $12.500          $14.437            59,849
                                                         2008           $14.437           $7.538            46,687
                                                         2009            $7.538          $11.577            51,595
                                                         2010           $11.577          $14.472            53,523
                                                         2011           $14.472          $12.884            45,673
                                                         2012           $12.884          $14.125            28,551
                                                         2013           $14.125          $18.951            27,068
                                                         2014           $18.951          $20.045            22,224

                                                         For the Year    Accumulation     Accumulation       Number of
                                                            Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             December 31  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series I
                                                             2005           $10.781          $11.197          251,607
                                                             2006           $11.197          $12.450          294,765
                                                             2007           $12.450          $12.415          241,174
                                                             2008           $12.415           $5.881          236,766
                                                             2009            $5.881           $8.549          231,753
                                                             2010            $8.549           $9.014          197,346
                                                             2011            $9.014           $8.583          140,959
                                                             2012            $8.583           $9.922          122,553
                                                             2013            $9.922          $13.034           99,437
                                                             2014           $13.034          $13.649           71,338
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio - Institutional Shares
                                                             2005            $4.405           $4.860          505,828
                                                             2006            $4.860           $5.423          510,006
                                                             2007            $5.423           $6.499          505,513
                                                             2008            $6.499           $3.592          433,329
                                                             2009            $3.592           $5.110          419,789
                                                             2010            $5.110           $6.316          360,339
                                                             2011            $6.316           $6.116          287,583
                                                             2012            $6.116           $7.045          245,055
                                                             2013            $7.045           $9.159          211,368
                                                             2014            $9.159          $10.123          174,695
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Research Portfolio - Institutional
 Shares
                                                             2005            $5.719           $5.947          364,847
                                                             2006            $5.947           $6.905          335,256
                                                             2007            $6.905           $7.434          327,739
                                                             2008            $7.434           $4.040          279,358
                                                             2009            $4.040           $5.464          445,607
                                                             2010            $5.464           $6.216          264,635
                                                             2011            $6.216           $5.266          213,672
                                                             2012            $5.266           $6.211          195,301
                                                             2013            $6.211           $7.834          175,354
                                                             2014            $7.834           $8.267          159,472
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Janus Portfolio - Institutional Shares
                                                             2005            $5.898           $6.042          257,364
                                                             2006            $6.042           $6.610          266,266
                                                             2007            $6.610           $7.471          225,942
                                                             2008            $7.471           $4.423          195,932
                                                             2009            $4.423           $5.923          193,524
                                                             2010            $5.923           $6.662          183,375
                                                             2011            $6.662           $6.197          129,587
                                                             2012            $6.197           $7.217          107,789
                                                             2013            $7.217           $9.239           89,643
                                                             2014            $9.239          $10.253           84,701
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio - Service Shares
                                                             2008           $10.000           $7.225           81,678
                                                             2009            $7.225          $12.707          127,139
                                                             2010           $12.707          $15.603          120,730
                                                             2011           $15.603          $10.369          236,411
                                                             2012           $10.369          $11.526           64,984
                                                             2013           $11.526          $12.937           54,455
                                                             2014           $12.937          $11.168           47,779

                                                       For the Year    Accumulation     Accumulation       Number of
                                                          Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           December 31  Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio - Institutional
 Shares
                                                           2005            $9.878          $10.473          691,502
                                                           2006           $10.473          $11.389          664,165
                                                           2007           $11.389          $12.364          559,884
                                                           2008           $12.364          $10.220          522,134
                                                           2009           $10.220          $12.636          495,193
                                                           2010           $12.636          $13.451          424,233
                                                           2011           $13.451          $13.428          402,662
                                                           2012           $13.428          $14.984          302,661
                                                           2013           $14.984          $17.683          251,992
                                                           2014           $17.683          $18.846          202,417
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio -
 Institutional Shares
                                                           2005           $12.743          $12.767          291,063
                                                           2006           $12.767          $13.069          350,195
                                                           2007           $13.069          $13.738          380,041
                                                           2008           $13.738          $14.306          355,482
                                                           2009           $14.306          $15.908          323,948
                                                           2010           $15.908          $16.870          295,938
                                                           2011           $16.870          $17.687          252,052
                                                           2012           $17.687          $18.819          193,648
                                                           2013           $18.819          $18.458          167,369
                                                           2014           $18.458          $19.024          147,083
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio - Service
 Shares
                                                           2005           $11.765          $12.276           79,929
                                                           2006           $12.276          $14.235           72,800
                                                           2007           $14.235          $16.532           78,321
                                                           2008           $16.532          $15.537                0
--------------------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series - Initial Class
                                                           2005            $4.917           $5.273          269,766
                                                           2006            $5.273           $5.588          247,942
                                                           2007            $5.588           $6.650          220,878
                                                           2008            $6.650           $4.087          314,346
                                                           2009            $4.087           $5.527          175,017
                                                           2010            $5.527           $6.261          155,208
                                                           2011            $6.261           $6.130          113,799
                                                           2012            $6.130           $7.067           98,625
                                                           2013            $7.067           $9.499           67,784
                                                           2014            $9.499          $10.164           57,852
--------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Trust Series - Initial Class
                                                           2005            $8.276           $8.724          135,382
                                                           2006            $8.724           $9.682          134,594
                                                           2007            $9.682          $10.488          127,128
                                                           2008           $10.488           $6.893          180,349
                                                           2009            $6.893           $8.591          197,186
                                                           2010            $8.591           $9.375           86,881
                                                           2011            $9.375           $9.007           59,938
                                                           2012            $9.007          $10.543           53,533
                                                           2013           $10.543          $13.674           32,594
                                                           2014           $13.674          $14.908           34,154

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Initial Class
                                                         2005            $7.715           $7.975          560,525
                                                         2006            $7.975           $8.868          514,110
                                                         2007            $8.868           $8.928          480,804
                                                         2008            $8.928           $5.320          407,025
                                                         2009            $5.320           $8.527          412,667
                                                         2010            $8.527          $11.418          350,753
                                                         2011           $11.418          $10.063          280,613
                                                         2012           $10.063          $11.981          214,325
                                                         2013           $11.981          $16.653          215,511
                                                         2014           $16.653          $15.169          156,877
------------------------------------------------------------------------------------------------------------------------
MFS(R) Research Series - Initial Class
                                                         2005            $7.085           $7.502           52,102
                                                         2006            $7.502           $8.141           49,634
                                                         2007            $8.141           $9.050           50,049
                                                         2008            $9.050           $5.681           46,891
                                                         2009            $5.681           $7.284           43,067
                                                         2010            $7.284           $8.291           38,811
                                                         2011            $8.291           $8.107           26,137
                                                         2012            $8.107           $9.337          155,546
                                                         2013            $9.337          $12.132           42,010
                                                         2014           $12.132          $13.131           19,004
------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Initial Class
                                                         2005           $12.832          $12.959          622,265
                                                         2006           $12.959          $14.243          569,919
                                                         2007           $14.243          $14.577          589,170
                                                         2008           $14.577          $11.148          454,138
                                                         2009           $11.148          $12.923          417,681
                                                         2010           $12.923          $13.953          393,032
                                                         2011           $13.953          $13.947          283,231
                                                         2012           $13.947          $15.240          249,819
                                                         2013           $15.240          $17.819          220,864
                                                         2014           $17.819          $18.989          195,280
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service
 Shares
                                                         2005           $12.965          $13.972          312,606
                                                         2006           $13.972          $15.735          325,308
                                                         2007           $15.735          $15.238          316,074
                                                         2008           $15.238           $9.278          291,787
                                                         2009            $9.278          $12.473          266,203
                                                         2010           $12.473          $15.075          255,321
                                                         2011           $15.075          $14.454          208,709
                                                         2012           $14.454          $16.704          184,340
                                                         2013           $16.704          $23.071          188,258
                                                         2014           $23.071          $25.301          140,674
------------------------------------------------------------------------------------------------------------------------
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) -
 Administrative Shares
                                                         2005           $10.960          $11.319          106,489
                                                         2006           $11.319          $11.362           99,214
                                                         2007           $11.362          $11.563          106,231
                                                         2008           $11.563          $11.086          122,885
                                                         2009           $11.086          $12.591          135,635
                                                         2010           $12.591          $13.417          119,213
                                                         2011           $13.417          $14.070           85,468
                                                         2012           $14.070          $15.317           51,144
                                                         2013           $15.317          $15.120           37,907
                                                         2014           $15.120          $16.507           32,734

                                                      For the Year    Accumulation     Accumulation       Number of
                                                         Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          December 31  Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Administrative Shares
                                                          2005           $11.178          $11.247          614,406
                                                          2006           $11.247          $11.473          512,461
                                                          2007           $11.473          $12.255          483,376
                                                          2008           $12.255          $12.616          572,089
                                                          2009           $12.616          $14.135          536,002
                                                          2010           $14.135          $15.010          502,876
                                                          2011           $15.010          $15.275          328,409
                                                          2012           $15.275          $16.441          247,570
                                                          2013           $16.441          $15.831          198,615
                                                          2014           $15.831          $16.214          162,790
-------------------------------------------------------------------------------------------------------------------------
Premier VIT NACM Small Cap Portfolio - Class 1
                                                          2005           $11.637          $11.436          236,295
                                                          2006           $11.436          $13.938          205,170
                                                          2007           $13.938          $13.767          172,785
                                                          2008           $13.767           $7.892          167,008
                                                          2009            $7.892           $8.958          160,896
                                                          2010            $8.958          $10.376                0
-------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                          2005           $10.772          $10.870          106,673
                                                          2006           $10.870          $11.829           97,834
                                                          2007           $11.829          $11.102           94,157
                                                          2008           $11.102           $7.504           80,619
                                                          2009            $7.504           $7.230                0
-------------------------------------------------------------------------------------------------------------------------
Putnam VT International Value Fund - Class IB
                                                          2005           $13.141          $14.727           61,333
                                                          2006           $14.727          $18.403          109,461
                                                          2007           $18.403          $19.339          175,336
                                                          2008           $19.339          $10.253           80,251
                                                          2009           $10.253          $12.707           72,272
                                                          2010           $12.707          $13.369           62,701
                                                          2011           $13.369          $11.322           51,749
                                                          2012           $11.322          $13.532           44,267
                                                          2013           $13.532          $16.243           35,363
                                                          2014           $16.243          $14.440           28,523
-------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund
                                                          2005            $8.380           $8.157           58,249
                                                          2006            $8.157           $8.879           51,761
                                                          2007            $8.879          $10.052           47,830
                                                          2008           $10.052           $5.856           43,139
                                                          2009            $5.856           $5.951                0
-------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                          2005           $12.683          $12.925           68,271
                                                          2006           $12.925          $15.546           93,618
                                                          2007           $15.546          $15.810           49,278
                                                          2008           $15.810          $10.437           30,278
                                                          2009           $10.437           $9.859                0
-------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio - I
                                                          2005           $13.627          $13.909          796,314
                                                          2006           $13.909          $16.254          661,730
                                                          2007           $16.254          $16.483          601,481
                                                          2008           $16.483          $10.343          537,201
                                                          2009           $10.343          $12.759          523,378
                                                          2010           $12.759          $14.414          428,716
                                                          2011           $14.414          $14.056          307,413
                                                          2012           $14.056          $16.172          260,866
                                                          2013           $16.172          $20.605          241,316
                                                          2014           $20.605          $21.730          218,509

                                                     For the Year    Accumulation     Accumulation       Number of
                                                        Ending       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         December 31  Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio - I
                                                         2005            $7.505           $8.554          203,771
                                                         2006            $8.554          $10.006          257,698
                                                         2007           $10.006          $11.107          256,965
                                                         2008           $11.107           $5.596          188,929
                                                         2009            $5.596           $8.375          202,112
                                                         2010            $8.375           $9.415          262,241
                                                         2011            $9.415           $8.060          158,565
                                                         2012            $8.060           $9.376          121,404
                                                         2013            $9.376          $10.503          128,895
                                                         2014           $10.503          $10.187          103,817
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio - I
                                                         2005           $11.957          $13.476          621,478
                                                         2006           $13.476          $14.114          575,076
                                                         2007           $14.114          $16.289          538,625
                                                         2008           $16.289           $9.638          472,274
                                                         2009            $9.638          $13.787          438,741
                                                         2010           $13.787          $17.348          371,524
                                                         2011           $17.348          $16.823          257,098
                                                         2012           $16.823          $18.818          214,315
                                                         2013           $18.818          $25.264          179,849
                                                         2014           $25.264          $28.068          155,681
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio - I
                                                         2005            $7.933           $8.140          126,892
                                                         2006            $8.140           $8.581          132,467
                                                         2007            $8.581           $9.589          126,622
                                                         2008            $9.589           $5.816          125,436
                                                         2009            $5.816           $8.555          120,111
                                                         2010            $8.555          $10.054          108,637
                                                         2011           $10.054           $9.769           81,021
                                                         2012            $9.769          $10.853           68,813
                                                         2013           $10.853          $14.711           43,587
                                                         2014           $14.711          $15.797           41,020
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                         2005           $10.000          $11.435          177,119
                                                         2006           $11.435          $12.876          174,427
                                                         2007           $12.876          $15.468          167,923
                                                         2008           $15.468           $8.453          150,363
                                                         2009            $8.453          $11.648          130,113
                                                         2010           $11.648          $15.507          125,559
                                                         2011           $15.507          $15.296           90,356
                                                         2012           $15.296          $17.686          106,448
                                                         2013           $17.686          $24.980          120,720
                                                         2014           $24.980          $24.621           48,514
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund - Class 2
                                                         2005           $10.000          $10.996          449,486
                                                         2006           $10.996          $12.120          420,788
                                                         2007           $12.120          $12.692          391,679
                                                         2008           $12.692           $7.467          344,261
                                                         2009            $7.467          $10.835          303,876
                                                         2010           $10.835          $13.169          278,789
                                                         2011           $13.169          $12.221          163,451
                                                         2012           $12.221          $13.865          116,811
                                                         2013           $13.865          $17.796          101,343
                                                         2014           $17.796          $19.300           80,714



 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70% and an administrative expense charge of 0.10%.

APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:                      $40,000.00
Guarantee Period:                      5 Years
Guaranteed Interest Rate:              5% Annual Effective Rate
5-year Treasury Rate at Time of        6%
Purchase Payment:

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.

Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.

The Free Withdrawal Amount is equal to:

   (a) the greater of:

    .  earnings not previously withdrawn; or

    .  15% of your total Purchase Payments in the most recent seven years; plus

   (b) an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.

Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent seven years ($6,000.00 = 15% X $40,000.00) is greater than the earnings not previously withdrawn ($2,000.00). (b) equals $0, because all of the Purchase Payments were made less than seven years age. Accordingly, the Free Withdrawal Amount is $6,000.00.

The formula that we use to determine the amount of the Market Value Adjustment is:

   .9 X (I - J) X N

where: I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

   .9 X (.06 - .065) X 4 = -.0180

The Market Value Adjustment is a reduction of $648.00 from the amount withdrawn:

   $ - 648.00 = -.0180 X ($42,000.00 - $6,000.00)

A Withdrawal Charge of 7% would be assessed against the Purchase Payments withdrawn that are less than seven years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00).

Therefore, the Withdrawal Charge would be:

   $2,520.00 = 7% X (40,000.00 - $4,000.00)

As a result, the net amount payable to you would be:

   $38,832.00 = $42,000.00-$648.00 - $2,520.00

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year

Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

   .9 X (.06 - .055) X 4 = .0180

The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:

   $648.00 = .0180 X ($42,000.00 - $6,000.00)

As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00). Therefore, the Withdrawal Charge would be:

   $2,520.00 = 7% X ($40,000.00 - $4,000.00)

As a result, the net amount payable to you would be:

   $40,128.00 = $42,000.00 + $648.00 - $2,520.00

EXAMPLE OF A PARTIAL WITHDRAWAL

If you request a partial withdrawal from a Guarantee Period, we can either
(1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

For example, if in the first example you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

Let:  AW   =   the total amount to be withdrawn from your Contract Value
      MVA  =   Market Value Adjustment
      WC   =   Withdrawal Charge
      AW'  =   amount subject to Market Value Adjustment and Withdrawal Charge
Then  AW   -   $20,000.00 = WC - MVA

Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW'), which equals AW
- $6,000.00. Then, AW = AW' + $6,000, and AW' + $6,000.00 - $20,000.00 = WC -
MVA.

MVA  =   - .018 X AW'
WC   =   .07 X AW'
WC   -   MVA = .088AW'
AW'  -   $14,000.00 = .088AW'
AW'  =   $14,000.00 / (1 - .088) = $15,350.88
MVA  =   -.018 X $15,350.88 = - $276.32
WC   =   .07 X $15,350.88 = $1,074.56

AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88

You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:

By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

AW'  =   amount that MVA & WC are applied to
     =   amount withdrawn in excess of Free Amount = $20,000.00 - $6,000.00 = $14,000.00
MVA  =   -.018 X $14,000.00 = - $252.00
WC   =   .07 X $14,000.00 = $980.00

You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00; the total amount subtracted from your Contract Value is $20,000.00. Your remaining Contract Value would be $22,000.00.

EXAMPLE OF FREE WITHDRAWAL AMOUNT

Assume that in the foregoing example, after four years $8,620.25 in interest had been credited and that the Contract Value in the Fixed Account equaled $48,620.25. In this example, if no prior withdrawals have been made, you could withdraw up to $8,620.25 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $8,620.25, because the interest credited ($8,620.25) is greater than 15% of the Total Purchase Payments in the most recent seven years ($40,000.00 X .15 = $6,000.00).

LBL3055-7

                            [GRAPHIC APPEARS HERE]

                      STATEMENT OF ADDITIONAL INFORMATION
               CONSULTANT I FLEXIBLE PREMIUM INDIVIDUAL DEFERRED
                          VARIABLE ANNUITY CONTRACTS
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                    DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-457-7617 or writing to us at the following address:


Lincoln Benefit Life Company P.O. Box 758565 Topeka, Kansas 66675-8565 The date of this Statement of Additional Information and of the related Prospectus is:
May 1, 2015.


                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Contract...............................................................  2
   Annuity Payments........................................................  2
   Initial Monthly Annuity Payment.........................................  2
   Subsequent Monthly Payments.............................................  2
   Transfers After Annuity Date............................................  3
   Annuity Unit Value......................................................  3
   Illustrative Example of Annuity Unit Value Calculation..................  4
   Illustrative Example of Variable Annuity Payments.......................  4
   Cyber Security Risk.....................................................  5
Experts....................................................................  5
Financial Statements.......................................................  6

                                 THE CONTRACT

ANNUITY PAYMENTS

The amount of your annuity payments will depend on the following factors:

(a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

(b) the Payment Option you have selected;

(c) the payment frequency you have selected;

(d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and



(e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Options tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS


For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" on the next page. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.


For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period unless the Contract Owner makes a transfer. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.

TRANSFERS AFTER THE ANNUITY DATE

The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

ANNUITY UNIT VALUE

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $10.000.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each Subaccount, we determine the Annuity Unit Value for any Valuation Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:


(a) is the total of:

    (1)the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

    (2)the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

    (3)a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

(b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

(c) is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

        Net Investment Factor = ($11.46/$11.44) - 0.0000340 = 1.0017142

The amount subtracted from the ratio of the two net asset values (0.0000340) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.25%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:


($101.03523 X 1.0017142)/1.0000943 = $101.19888


ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.



P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

            First Payment = $5.44 X ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

                Annuity Units = $633.28 / $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                Second Payment = 4.77697 X $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract Owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Lincoln Benefit Life Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Lincoln Benefit Life Company and policyholders, whether deliberate or unintentional, could arise not only in connection with our own administration of the annuity business, but also with entities operating the annuity business's underlying funds and with third-party service providers to Lincoln Benefit Life Company. Cyber security failures originating with any of the entities involved with the offering and administration of the annuity business may cause significant disruptions in the business operations related to the annuity business. Potential impacts may include, but are not limited to, potential financial losses under the annuity business, your inability to conduct transactions under the annuity business and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the annuity business and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Lincoln Benefit Life Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Lincoln Benefit Life Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Lincoln Benefit Life Company may also incur considerable expenses in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Lincoln Benefit Life Company, our service providers, and the underlying funds offered under the annuity business may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective. Furthermore, Lincoln Benefit Life Company cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

EXPERTS

The financial statements as of and for each of the two years in the period ended December 31, 2013 and for the period from January 1, 2014 through March 31, 2014 of Lincoln Benefit Life Company, the related financial statement schedules included elsewhere in the Registration Statement, and as of and for the year-ended December 31, 2013 of the Lincoln Benefit Life Variable Annuity Account, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements as of December 31, 2014 and for the period from April 1, 2014 through December 31, 2014 of Lincoln Benefit Life Company and the financial statements as of December 31, 2014 and for the year ended
December 31, 2014 of the Lincoln Benefit Life Variable Annuity Account included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS


The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firms) appear in the pages that follow:

..   Financial statements of Lincoln Benefit Life Company as of December 31,
    2014 and 2013, and for the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 through March 31, 2014 and for the two years ended December 31, 2013 and 2012, the related financial statement schedules of Lincoln Benefit Life Company, and

..   The financial statements of the Sub-Accounts comprising Lincoln Benefit
    Life Variable Annuity Account as of December 31, 2014 and for each of the periods in the two years then ended.


The financial statements and schedules of Lincoln Benefit Life Company included herein should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts.

                    LBL CONSULTANT I VARIABLE ANNUITY - SAI

   ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                          EACH VARIABLE SUB-ACCOUNT*

                     BASIC POLICY PLUS DEATH BENEFIT RIDER

                          MORTALITY & EXPENSE = 1.35

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER CAPITAL APPRECIATION PORTFOLIO - CLASS I-2
                              2005       $12.717      $14.346       149,408
                              2006       $14.346      $16.864       131,941
                              2007       $16.864      $22.193       120,985
                              2008       $22.193      $12.000        93,105
                              2009       $12.000      $17.872        91,133
                              2010       $17.872      $20.086        88,596
                              2011       $20.086      $19.737        73,912
                              2012       $19.737      $23.013        69,405
                              2013       $23.013      $30.663        57,710
                              2014       $30.663      $34.379        44,198
 ALGER GROWTH & INCOME PORTFOLIO - CLASS I-2
                              2005       $12.241      $12.480       358,612
                              2006       $12.480      $13.446       265,392
                              2007       $13.446      $14.594       205,846
                              2008       $14.594      $ 8.707       121,197
                              2009       $ 8.707      $11.342       100,922
                              2010       $11.342      $12.550        75,780
                              2011       $12.550      $13.175        70,444
                              2012       $13.175      $14.588        68,963
                              2013       $14.588      $18.680        57,332
                              2014       $18.680      $20.715        52,514
 ALGER LARGE CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $10.490      $11.584       260,355
                              2006       $11.584      $12.005       184,866
                              2007       $12.005      $14.192       137,671
                              2008       $14.192      $ 7.531       113,695
                              2009       $ 7.531      $10.954       102,378
                              2010       $10.954      $12.242        73,263
                              2011       $12.242      $12.024        58,782
                              2012       $12.024      $13.020        54,217
                              2013       $13.020      $17.334        46,806
                              2014       $17.334      $18.961        31,048

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $16.824      $18.212       299,207
                              2006       $18.212      $19.771       207,085
                              2007       $19.771      $25.634       178,432
                              2008       $25.634      $10.521       128,208
                              2009       $10.521      $15.731       109,890
                              2010       $15.731      $18.510        76,730
                              2011       $18.510      $16.734        57,307
                              2012       $16.734      $19.166        47,258
                              2013       $19.166      $25.660        41,545
                              2014       $25.660      $27.317        34,820
 ALGER SMALLCAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $ 9.334      $10.753       234,525
                              2006       $10.753      $12.721       117,811
                              2007       $12.721      $14.698       318,444
                              2008       $14.698      $ 7.735       309,895
                              2009       $ 7.735      $11.093       308,642
                              2010       $11.093      $13.699       282,565
                              2011       $13.699      $13.073        38,177
                              2012       $13.073      $14.495        36,295
                              2013       $14.495      $19.181        31,939
                              2014       $19.181      $18.987        27,660
 CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO-CLASS I
                              2005       $10.939      $11.487        15,313
                              2006       $11.487      $13.389        17,952
                              2007       $13.389      $13.710        10,580
                              2008       $13.710      $ 8.699         9,633
                              2009       $ 8.699      $10.674         7,477
                              2010       $10.674      $11.517         6,572
                              2011       $11.517      $11.913        10,498
                              2012       $11.913      $13.679        18,687
                              2013       $13.679      $17.847        21,442
                              2014       $17.847      $19.649        21,525
 DEUTSCHE VSI: BOND VIP - CLASS A
 FORMERLY, DWS VSI: BOND VIP - CLASS A
                              2005       $12.880      $13.026       178,999
                              2006       $13.026      $13.444       160,858
                              2007       $13.444      $13.803       135,792
                              2008       $13.803      $11.323        94,062
                              2009       $11.323      $12.283        92,125
                              2010       $12.283      $12.929        69,091
                              2011       $12.929      $13.468        57,667
                              2012       $13.468      $14.305        48,741
                              2013       $14.305      $13.672        43,984
                              2014       $13.672      $14.369        41,522

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 DEUTSCHE VSI: CORE EQUITY VIP - CLASS A
 FORMERLY, DWS VSI: CORE EQUITY VIP - CLASS A
                              2005       $ 9.528      $ 9.961        72,967
                              2006       $ 9.961      $11.156        51,757
                              2007       $11.156      $11.144        46,646
                              2008       $11.144      $ 6.776        40,130
                              2009       $ 6.776      $ 8.958        35,205
                              2010       $ 8.958      $10.100        25,134
                              2011       $10.100      $ 9.941        24,701
                              2012       $ 9.941      $11.347        14,703
                              2013       $11.347      $15.358        15,101
                              2014       $15.358      $16.927         7,922
 DEUTSCHE VSI: GLOBAL SMALL CAP VIP - CLASS A
 FORMERLY, DWS VSI: GLOBAL SMALL CAP GROWTH - CLASS A
                              2005       $17.220      $20.059        75,988
                              2006       $20.059      $24.136        79,794
                              2007       $24.136      $26.007        77,932
                              2008       $26.007      $12.825        56,858
                              2009       $12.825      $18.733        48,638
                              2010       $18.733      $23.382        39,616
                              2011       $23.382      $20.765        24,758
                              2012       $20.765      $23.611        21,885
                              2013       $23.611      $31.635        17,316
                              2014       $31.635      $29.892        15,146
 DEUTSCHE VSI: INTERNATIONAL VIP - CLASS A
 FORMERLY, DWS VSI: INTERNATIONAL VIP - CLASS A
                              2005       $ 9.666      $11.068        51,493
                              2006       $11.068      $13.735        72,779
                              2007       $13.735      $15.511        59,656
                              2008       $15.511      $ 7.917        32,802
                              2009       $ 7.917      $10.418        23,546
                              2010       $10.418      $10.435        21,035
                              2011       $10.435      $ 8.570        17,929
                              2012       $ 8.570      $10.191        17,240
                              2013       $10.191      $12.076        15,456
                              2014       $12.076      $10.502        14,749
 DEUTSCHE VSII: GLOBAL INCOME BUILDER VIP - CLASS A
 FORMERLY, DWS VSII: GLOBAL INCOME BUILDER VIP - CLASS A
                              2005       $10.000      $10.587       207,687
                              2006       $10.587      $11.504       178,033
                              2007       $11.504      $11.887       145,992
                              2008       $11.887      $ 8.513        95,059
                              2009       $ 8.513      $10.357        76,708
                              2010       $10.357      $11.354        54,758
                              2011       $11.354      $11.031        42,678
                              2012       $11.031      $12.283        32,301
                              2013       $12.283      $14.119        25,471
                              2014       $14.119      $14.449        22,522

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
                              2005       $12.840      $12.913       413,083
                              2006       $12.913      $13.254       307,757
                              2007       $13.254      $13.883       305,195
                              2008       $13.883      $14.269       272,985
                              2009       $14.269      $14.796       212,558
                              2010       $14.796      $15.336       180,090
                              2011       $15.336      $15.990       133,487
                              2012       $15.990      $16.228       107,821
                              2013       $16.228      $15.666        80,107
                              2014       $15.666      $16.154        75,348
 FEDERATED HIGH INCOME BOND FUND II
                              2005       $11.647      $11.785       277,207
                              2006       $11.785      $12.871       267,190
                              2007       $12.871      $13.119       197,260
                              2008       $13.119      $ 9.569       158,685
                              2009       $ 9.569      $14.416       140,519
                              2010       $14.416      $16.302       117,332
                              2011       $16.302      $16.898        93,202
                              2012       $16.898      $19.102        76,266
                              2013       $19.102      $20.142        73,377
                              2014       $20.142      $20.387        43,506
 FEDERATED MANAGED VOLATILITY FUND II
 FORMERLY,
                              2005       $ 8.219      $ 8.610       106,523
                              2006       $ 8.610      $ 9.814        88,379
                              2007       $ 9.814      $10.063        79,360
                              2008       $10.063      $ 7.896        54,060
                              2009       $ 7.896      $ 9.983        41,510
                              2010       $ 9.983      $11.029        36,143
                              2011       $11.029      $11.389        32,782
                              2012       $11.389      $12.746        25,729
                              2013       $12.746      $15.294        23,475
                              2014       $15.294      $15.663        22,848
 FIDELITY VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS
                              2005       $11.504      $11.798       127,362
                              2006       $11.798      $12.479        99,771
                              2007       $12.479      $14.205        82,349
                              2008       $14.205      $ 9.980        70,305
                              2009       $ 9.980      $12.700        57,184
                              2010       $12.700      $14.302        44,376
                              2011       $14.302      $13.736        34,266
                              2012       $13.736      $15.228        28,174
                              2013       $15.228      $17.366        22,258
                              2014       $17.366      $18.114        21,394

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO - INITIAL CLASS
                              2005       $14.370      $16.563        927,577
                              2006       $16.563      $18.238        712,579
                              2007       $18.238      $21.136        575,079
                              2008       $21.136      $11.975        445,269
                              2009       $11.975      $16.018        389,308
                              2010       $16.018      $18.505        331,764
                              2011       $18.505      $17.779        260,358
                              2012       $17.779      $20.399        224,368
                              2013       $20.399      $26.396        197,861
                              2014       $26.396      $29.123        155,879
 FIDELITY VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                              2005       $13.123      $13.693        573,244
                              2006       $13.693      $16.222        451,230
                              2007       $16.222      $16.232        357,268
                              2008       $16.232      $ 9.174        258,569
                              2009       $ 9.174      $11.773        199,512
                              2010       $11.773      $13.362        152,833
                              2011       $13.362      $13.298        116,078
                              2012       $13.298      $15.374         95,571
                              2013       $15.374      $19.418         83,462
                              2014       $19.418      $20.807         63,614
 FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS
                              2005       $10.297      $10.738        399,645
                              2006       $10.738      $11.309        348,620
                              2007       $11.309      $14.150        297,256
                              2008       $14.150      $ 7.368        232,724
                              2009       $ 7.368      $ 9.316        202,281
                              2010       $ 9.316      $11.402        176,210
                              2011       $11.402      $11.261        145,810
                              2012       $11.261      $12.729        115,061
                              2013       $12.729      $17.104        101,399
                              2014       $17.104      $18.762         80,500
 FIDELITY VIP INDEX 500 PORTFOLIO - INITIAL CLASS
                              2005       $11.042      $11.408      1,122,061
                              2006       $11.408      $13.013        775,934
                              2007       $13.013      $13.522        652,282
                              2008       $13.522      $ 8.396        457,591
                              2009       $ 8.396      $10.477        371,303
                              2010       $10.477      $11.878        341,113
                              2011       $11.878      $11.946        280,438
                              2012       $11.946      $13.647        219,119
                              2013       $13.647      $17.788        197,377
                              2014       $17.788      $19.911        147,796

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP MONEY MARKET PORTFOLIO - INITIAL CLASS
                              2005       $11.256      $11.432       675,260
                              2006       $11.432      $11.818       777,215
                              2007       $11.818      $12.255       735,653
                              2008       $12.255      $12.444       899,004
                              2009       $12.444      $12.353       520,646
                              2010       $12.353      $12.205       302,419
                              2011       $12.205      $12.043       305,421
                              2012       $12.043      $11.885       272,402
                              2013       $11.885      $11.717       231,989
                              2014       $11.717      $11.550       147,822
 FIDELITY VIP OVERSEAS PORTFOLIO - INITIAL CLASS
                              2005       $11.358      $13.328       146,833
                              2006       $13.328      $15.511       149,461
                              2007       $15.511      $17.933       125,346
                              2008       $17.933      $ 9.932       108,164
                              2009       $ 9.932      $12.386        96,300
                              2010       $12.386      $13.809        97,440
                              2011       $13.809      $11.275        83,289
                              2012       $11.275      $13.417        82,091
                              2013       $13.417      $17.249        57,781
                              2014       $17.249      $15.627        57,531
 INVESCO V.I. AMERICAN VALUE FUND - SERIES I
                              2005       $11.320      $12.530       157,466
                              2006       $12.530      $14.904       242,573
                              2007       $14.904      $15.841       113,270
                              2008       $15.841      $ 9.166        55,036
                              2009       $ 9.166      $12.576        51,670
                              2010       $12.576      $15.152        52,915
                              2011       $15.152      $15.072        39,370
                              2012       $15.072      $17.425        31,778
                              2013       $17.425      $23.060        22,958
                              2014       $23.060      $24.944        26,752
 INVESCO V.I. GROWTH AND INCOME FUND - SERIES II
                              2005       $11.538      $12.478       280,190
                              2006       $12.478      $14.263       251,100
                              2007       $14.263      $14.412       182,053
                              2008       $14.412      $ 9.629       104,511
                              2009       $ 9.629      $11.778       115,962
                              2010       $11.778      $13.024        88,968
                              2011       $13.024      $12.547        68,833
                              2012       $12.547      $14.140        59,289
                              2013       $14.140      $18.642        42,674
                              2014       $18.642      $20.205        36,635

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 INVESCO V.I. MID CAP GROWTH FUND - SERIES II
                              2005       $11.141      $12.202        15,602
                              2006       $12.202      $12.619        16,617
                              2007       $12.619      $14.625        14,347
                              2008       $14.625      $ 7.663        13,761
                              2009       $ 7.663      $11.811        19,575
                              2010       $11.811      $14.816        18,891
                              2011       $14.816      $13.236        11,548
                              2012       $13.236      $14.562         7,265
                              2013       $14.562      $19.605        10,084
                              2014       $19.605      $20.810         6,333
 INVESCO V.I. VALUE OPPORTUNITIES FUND - SERIES I
                              2005       $10.806      $11.263        90,403
                              2006       $11.263      $12.567        82,864
                              2007       $12.567      $12.576        68,073
                              2008       $12.576      $ 5.978        61,339
                              2009       $ 5.978      $ 8.720        56,680
                              2010       $ 8.720      $ 9.227        51,648
                              2011       $ 9.227      $ 8.817        37,810
                              2012       $ 8.817      $10.228        27,112
                              2013       $10.228      $13.484        24,509
                              2014       $13.484      $14.169        18,051
 JANUS ASPEN ENTERPRISE PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $12.295      $13.610       212,827
                              2006       $13.610      $15.240       178,520
                              2007       $15.240      $18.330       338,831
                              2008       $18.330      $10.167       320,575
                              2009       $10.167      $14.512       304,711
                              2010       $14.512      $18.001       294,041
                              2011       $18.001      $17.490        99,552
                              2012       $17.490      $20.219        70,902
                              2013       $20.219      $26.380        64,453
                              2014       $26.380      $29.256        51,015
 JANUS ASPEN GLOBAL RESEARCH PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $10.187      $10.630       448,723
                              2006       $10.630      $12.385       282,234
                              2007       $12.385      $13.380       210,257
                              2008       $13.380      $ 7.298       177,779
                              2009       $ 7.298      $ 9.904       140,892
                              2010       $ 9.904      $11.307       121,801
                              2011       $11.307      $ 9.613       105,297
                              2012       $ 9.613      $11.377        78,463
                              2013       $11.377      $14.401        72,627
                              2014       $14.401      $15.251        62,772

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $10.175      $10.459       429,458
                              2006       $10.459      $11.482       309,264
                              2007       $11.482      $13.023       238,000
                              2008       $13.023      $ 7.737       224,941
                              2009       $ 7.737      $10.398       198,458
                              2010       $10.398      $11.736       176,333
                              2011       $11.736      $10.955       142,527
                              2012       $10.955      $12.803        79,125
                              2013       $12.803      $16.447        68,362
                              2014       $16.447      $18.317        49,714
 JANUS ASPEN OVERSEAS PORTFOLIO - SERVICE SHARES
                              2008       $10.000      $ 7.395        31,558
                              2009       $ 7.395      $13.053        31,976
                              2010       $13.053      $16.083        23,875
                              2011       $16.083      $10.726        16,978
                              2012       $10.726      $11.964        14,746
                              2013       $11.964      $13.476        13,864
                              2014       $13.476      $11.675        12,143
 JANUS ASPEN SERIES BALANCED PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $14.637      $15.574       672,165
                              2006       $15.574      $16.996       556,100
                              2007       $16.996      $18.514       437,002
                              2008       $18.514      $15.358       320,902
                              2009       $15.358      $19.055       268,263
                              2010       $19.055      $20.356       238,654
                              2011       $20.356      $20.392       194,684
                              2012       $20.392      $22.835       179,520
                              2013       $22.835      $27.043       164,161
                              2014       $27.043      $28.921       149,241
 JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $13.347      $13.419       280,904
                              2006       $13.419      $13.784       207,568
                              2007       $13.784      $14.541       215,616
                              2008       $14.541      $15.195       164,453
                              2009       $15.195      $16.956       148,856
                              2010       $16.956      $18.044       113,388
                              2011       $18.044      $18.985        94,517
                              2012       $18.985      $20.271        81,527
                              2013       $20.271      $19.952        78,185
                              2014       $19.952      $20.635        64,937
 JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO - SERVICE SHARES
                              2005       $11.875      $12.435        31,133
                              2006       $12.435      $14.469        24,986
                              2007       $14.469      $16.863        30,523
                              2008       $16.863      $15.866             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) GROWTH SERIES - INITIAL CLASS
                              2005       $ 9.908      $10.663        76,604
                              2006       $10.663      $11.339        61,810
                              2007       $11.339      $13.541        55,900
                              2008       $13.541      $ 8.352        52,572
                              2009       $ 8.352      $11.334        45,659
                              2010       $11.334      $12.884        42,670
                              2011       $12.884      $12.658        37,994
                              2012       $12.658      $14.644        32,976
                              2013       $14.644      $19.752        31,763
                              2014       $19.752      $21.209        29,034
 MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS
                              2005       $ 9.871      $10.441       150,121
                              2006       $10.441      $11.628        80,157
                              2007       $11.628      $12.641        62,577
                              2008       $12.641      $ 8.337        58,230
                              2009       $ 8.337      $10.428        45,090
                              2010       $10.428      $11.418        44,291
                              2011       $11.418      $11.009        37,027
                              2012       $11.009      $12.931        31,196
                              2013       $12.931      $16.830        26,307
                              2014       $16.830      $18.413        24,816
 MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS
                              2005       $16.346      $16.957        83,431
                              2006       $16.957      $18.922        68,138
                              2007       $18.922      $19.117        58,911
                              2008       $19.117      $11.431        52,285
                              2009       $11.431      $18.385        47,440
                              2010       $18.385      $24.706        43,380
                              2011       $24.706      $21.850        31,371
                              2012       $21.850      $26.106        25,326
                              2013       $26.106      $36.414        22,301
                              2014       $36.414      $33.284        21,620
 MFS(R) RESEARCH SERIES - INITIAL CLASS
                              2005       $10.280      $10.923        89,332
                              2006       $10.923      $11.894        76,384
                              2007       $11.894      $13.270        69,083
                              2008       $13.270      $ 8.359        58,800
                              2009       $ 8.359      $10.755        52,761
                              2010       $10.755      $12.285        45,751
                              2011       $12.285      $12.054        44,379
                              2012       $12.054      $13.932        42,922
                              2013       $13.932      $18.165        41,404
                              2014       $18.165      $19.730        21,297

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) TOTAL RETURN SERIES - INITIAL CLASS
                              2005       $14.307      $14.499       531,136
                              2006       $14.499      $15.990       473,331
                              2007       $15.990      $16.423       389,873
                              2008       $16.423      $12.604       304,727
                              2009       $12.604      $14.662       253,488
                              2010       $14.662      $15.886       205,634
                              2011       $15.886      $15.936       177,490
                              2012       $15.936      $17.474       157,501
                              2013       $17.474      $20.502       134,715
                              2014       $20.502      $21.925       111,093
 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA - SERVICE SHARES
                              2005       $13.087      $14.152       156,180
                              2006       $14.152      $15.994       344,991
                              2007       $15.994      $15.543        73,975
                              2008       $15.543      $ 9.497        59,993
                              2009       $ 9.497      $12.813        54,906
                              2010       $12.813      $15.540        43,765
                              2011       $15.540      $14.952        30,010
                              2012       $14.952      $17.340        24,923
                              2013       $17.340      $24.033        15,835
                              2014       $24.033      $26.448        13,790
 PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED) - ADMINISTRATIVE SHARES
                              2005       $11.063      $11.466        71,226
                              2006       $11.466      $11.549        53,477
                              2007       $11.549      $11.795        42,730
                              2008       $11.795      $11.348        45,962
                              2009       $11.348      $12.933        30,076
                              2010       $12.933      $13.830        37,744
                              2011       $13.830      $14.554        40,482
                              2012       $14.554      $15.900        35,855
                              2013       $15.900      $15.750        34,279
                              2014       $15.750      $17.255        24,141
 PIMCO TOTAL RETURN PORTFOLIO - ADMINISTRATIVE SHARES
                              2005       $11.283      $11.392       437,361
                              2006       $11.392      $11.662       379,913
                              2007       $11.662      $12.500       311,272
                              2008       $12.500      $12.914       353,676
                              2009       $12.914      $14.520       353,431
                              2010       $14.520      $15.472       350,980
                              2011       $15.472      $15.801       338,912
                              2012       $15.801      $17.066       263,050
                              2013       $17.066      $16.491       198,482
                              2014       $16.491      $16.948       165,389
 PREMIER VIT NACM SMALL CAP PORTFOLIO - CLASS 1
                              2005       $11.746      $11.584        81,514
                              2006       $11.584      $14.167        69,811
                              2007       $14.167      $14.043        57,503
                              2008       $14.043      $ 8.078        51,349
                              2009       $ 8.078      $ 9.202        37,283
                              2010       $ 9.202      $10.671             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 PREMIER VIT OPCAP BALANCED PORTFOLIO
                              2005       $10.798      $10.934        50,470
                              2006       $10.934      $11.941        39,805
                              2007       $11.941      $11.246        27,391
                              2008       $11.246      $ 7.628        28,256
                              2009       $ 7.628      $ 7.358             0
 PUTNAM VT INTERNATIONAL VALUE FUND - CLASS IB
                              2005       $13.264      $14.917        51,308
                              2006       $14.917      $18.706        64,700
                              2007       $18.706      $19.727        68,254
                              2008       $19.727      $10.495        46,936
                              2009       $10.495      $13.053        42,557
                              2010       $13.053      $13.781        26,987
                              2011       $13.781      $11.711        17,291
                              2012       $11.711      $14.047        15,445
                              2013       $14.047      $16.921        11,210
                              2014       $16.921      $15.095        12,255
 RIDGEWORTH LARGE CAP GROWTH STOCK FUND
                              2005       $ 9.020      $ 8.810        44,867
                              2006       $ 8.810      $ 9.624        33,119
                              2007       $ 9.624      $10.934        35,339
                              2008       $10.934      $ 6.392        23,217
                              2009       $ 6.392      $ 6.503             0
 RIDGEWORTH LARGE CAP VALUE EQUITY FUND
                              2005       $10.321      $10.555        46,116
                              2006       $10.555      $12.740        48,858
                              2007       $12.740      $13.002        28,736
                              2008       $13.002      $ 8.613        20,478
                              2009       $ 8.613      $ 8.145             0
 T. ROWE PRICE EQUITY INCOME PORTFOLIO - I
                              2005       $14.724      $15.082       582,053
                              2006       $15.082      $17.685       465,452
                              2007       $17.685      $17.998       371,950
                              2008       $17.998      $11.333       289,316
                              2009       $11.333      $14.030       240,655
                              2010       $14.030      $15.905       201,365
                              2011       $15.905      $15.565       162,387
                              2012       $15.565      $17.971       130,630
                              2013       $17.971      $22.977       107,839
                              2014       $22.977      $24.316        86,790

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO - I
                              2005       $10.207      $11.673       107,804
                              2006       $11.673      $13.703        93,407
                              2007       $13.703      $15.264        90,287
                              2008       $15.264      $ 7.717        63,526
                              2009       $ 7.717      $11.591        57,958
                              2010       $11.591      $13.076        51,190
                              2011       $13.076      $11.233        36,452
                              2012       $11.233      $13.113        25,225
                              2013       $13.113      $14.740        23,344
                              2014       $14.740      $14.348        22,374
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO - I
                              2005       $17.892      $20.234       326,796
                              2006       $20.234      $21.267       210,502
                              2007       $21.267      $24.631       144,149
                              2008       $24.631      $14.624       113,520
                              2009       $14.624      $20.993        98,302
                              2010       $20.993      $26.509        78,998
                              2011       $26.509      $25.796        63,701
                              2012       $25.796      $28.957        51,485
                              2013       $28.957      $39.012        41,913
                              2014       $39.012      $43.494        32,567
 T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO - I
                              2005       $ 9.828      $10.121        78,987
                              2006       $10.121      $10.707        89,378
                              2007       $10.707      $12.006        70,018
                              2008       $12.006      $ 7.308        45,390
                              2009       $ 7.308      $10.787        48,381
                              2010       $10.787      $12.721        63,305
                              2011       $12.721      $12.404        49,554
                              2012       $12.404      $13.829        45,875
                              2013       $13.829      $18.810        46,202
                              2014       $18.810      $20.270        43,177
 WELLS FARGO ADVANTAGE VT DISCOVERY FUND
                              2005       $10.000      $11.464       122,023
                              2006       $11.464      $12.954        95,244
                              2007       $12.954      $15.617        78,865
                              2008       $15.617      $ 8.564        69,952
                              2009       $ 8.564      $11.843        48,753
                              2010       $11.843      $15.822        57,547
                              2011       $15.822      $15.660        38,378
                              2012       $15.660      $18.172        36,507
                              2013       $18.172      $25.755        31,775
                              2014       $25.755      $25.474        26,019

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2
                              2005       $10.000      $11.023       300,050
                              2006       $11.023      $12.193       203,235
                              2007       $12.193      $12.814       166,470
                              2008       $12.814      $ 7.565       136,895
                              2009       $ 7.565      $11.016       111,241
                              2010       $11.016      $13.436        83,026
                              2011       $13.436      $12.512        65,579
                              2012       $12.512      $14.246        53,619
                              2013       $14.246      $18.348        48,169
                              2014       $18.348      $19.969        36,878

* THE ACCUMULATION UNIT VALUES IN THIS TABLE REFLECT A MORTALITY AND EXPENSE RISK CHARGE OF 1.35% AND AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%.

                    LBL CONSULTANT I VARIABLE ANNUITY - SAI

   ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                          EACH VARIABLE SUB-ACCOUNT*

                    BASIC POLICY PLUS INCOME BENEFIT RIDER

                           MORTALITY & EXPENSE = 1.5

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER CAPITAL APPRECIATION PORTFOLIO - CLASS I-2
                              2005       $ 5.840      $ 6.578       162,470
                              2006       $ 6.578      $ 7.721       181,828
                              2007       $ 7.721      $10.146       184,527
                              2008       $10.146      $ 5.478       176,784
                              2009       $ 5.478      $ 8.146       154,005
                              2010       $ 8.146      $ 9.141       123,683
                              2011       $ 9.141      $ 8.969        93,690
                              2012       $ 8.969      $10.442        77,538
                              2013       $10.442      $13.892        84,510
                              2014       $13.892      $15.552        83,041
 ALGER GROWTH & INCOME PORTFOLIO - CLASS I-2
                              2005       $ 7.202      $ 7.332       216,190
                              2006       $ 7.332      $ 7.887       208,546
                              2007       $ 7.887      $ 8.548       200,774
                              2008       $ 8.548      $ 5.092       135,379
                              2009       $ 5.092      $ 6.623       127,252
                              2010       $ 6.623      $ 7.318        90,348
                              2011       $ 7.318      $ 7.671        65,852
                              2012       $ 7.671      $ 8.481        42,451
                              2013       $ 8.481      $10.843        35,483
                              2014       $10.843      $12.006        26,758
 ALGER LARGE CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $ 6.456      $ 7.118       287,513
                              2006       $ 7.118      $ 7.366       281,301
                              2007       $ 7.366      $ 8.695       245,979
                              2008       $ 8.695      $ 4.607       218,580
                              2009       $ 4.607      $ 6.691       181,456
                              2010       $ 6.691      $ 7.466       121,922
                              2011       $ 7.466      $ 7.323        91,511
                              2012       $ 7.323      $ 7.917        74,662
                              2013       $ 7.917      $10.525        59,367
                              2014       $10.525      $11.495        45,356

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $ 9.751      $10.539       263,534
                              2006       $10.539      $11.424       263,408
                              2007       $11.424      $14.790       220,809
                              2008       $14.790      $ 6.061       215,245
                              2009       $ 6.061      $ 9.049       188,406
                              2010       $ 9.049      $10.631       156,158
                              2011       $10.631      $ 9.597       107,256
                              2012       $ 9.597      $10.975        81,041
                              2013       $10.975      $14.672        60,996
                              2014       $14.672      $15.596        45,666
 ALGER SMALLCAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $ 5.846      $ 6.724       148,135
                              2006       $ 6.724      $ 7.943       137,734
                              2007       $ 7.943      $ 9.163       110,738
                              2008       $ 9.163      $ 4.815        96,912
                              2009       $ 4.815      $ 6.895        83,729
                              2010       $ 6.895      $ 8.503        72,929
                              2011       $ 8.503      $ 8.101        54,844
                              2012       $ 8.101      $ 8.969        45,904
                              2013       $ 8.969      $11.851        34,510
                              2014       $11.851      $11.714        29,077
 CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO-CLASS I
                              2005       $10.928      $11.457        55,257
                              2006       $11.457      $13.335        53,222
                              2007       $13.335      $13.634        46,324
                              2008       $13.634      $ 8.637        40,845
                              2009       $ 8.637      $10.583        40,525
                              2010       $10.583      $11.401        36,003
                              2011       $11.401      $11.776        21,127
                              2012       $11.776      $13.501        18,175
                              2013       $13.501      $17.588        13,699
                              2014       $17.588      $19.335        11,939
 DEUTSCHE VSI: BOND VIP - CLASS A
 FORMERLY, DWS VSI: BOND VIP - CLASS A
                              2005       $12.560      $12.683       102,454
                              2006       $12.683      $13.071        96,941
                              2007       $13.071      $13.399        98,459
                              2008       $13.399      $10.975        64,949
                              2009       $10.975      $11.888        58,686
                              2010       $11.888      $12.494        43,547
                              2011       $12.494      $12.995        37,835
                              2012       $12.995      $13.783        30,425
                              2013       $13.783      $13.153        23,145
                              2014       $13.153      $13.803        21,522

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 DEUTSCHE VSI: CORE EQUITY VIP - CLASS A
 FORMERLY, DWS VSI: CORE EQUITY VIP - CLASS A
                              2005       $ 8.569      $ 8.945        26,505
                              2006       $ 8.945      $10.003        26,490
                              2007       $10.003      $ 9.977        25,859
                              2008       $ 9.977      $ 6.057        23,946
                              2009       $ 6.057      $ 7.996        21,748
                              2010       $ 7.996      $ 9.002        17,523
                              2011       $ 9.002      $ 8.847        14,329
                              2012       $ 8.847      $10.083         4,106
                              2013       $10.083      $13.627         4,633
                              2014       $13.627      $14.997         9,746
 DEUTSCHE VSI: GLOBAL SMALL CAP VIP - CLASS A
 FORMERLY, DWS VSI: GLOBAL SMALL CAP GROWTH - CLASS A
                              2005       $ 9.511      $11.063       154,233
                              2006       $11.063      $13.291        87,796
                              2007       $13.291      $14.300        90,092
                              2008       $14.300      $ 7.041        76,520
                              2009       $ 7.041      $10.269        73,328
                              2010       $10.269      $12.799        61,996
                              2011       $12.799      $11.349        43,670
                              2012       $11.349      $12.885        34,086
                              2013       $12.885      $17.239        28,904
                              2014       $17.239      $16.264        21,890
 DEUTSCHE VSI: INTERNATIONAL VIP - CLASS A
 FORMERLY, DWS VSI: INTERNATIONAL VIP - CLASS A
                              2005       $ 6.869      $ 7.854        42,169
                              2006       $ 7.854      $ 9.732        50,293
                              2007       $ 9.732      $10.974        54,547
                              2008       $10.974      $ 5.593        55,414
                              2009       $ 5.593      $ 7.349        42,055
                              2010       $ 7.349      $ 7.349        46,013
                              2011       $ 7.349      $ 6.027        45,002
                              2012       $ 6.027      $ 7.156        29,919
                              2013       $ 7.156      $ 8.467        30,311
                              2014       $ 8.467      $ 7.352        30,724
 DEUTSCHE VSII: GLOBAL INCOME BUILDER VIP - CLASS A
 FORMERLY, DWS VSII: GLOBAL INCOME BUILDER VIP - CLASS A
                              2005       $10.000      $10.577        84,641
                              2006       $10.577      $11.475        77,806
                              2007       $11.475      $11.839        73,097
                              2008       $11.839      $ 8.466        54,853
                              2009       $ 8.466      $10.284        42,564
                              2010       $10.284      $11.257        25,347
                              2011       $11.257      $10.921        21,135
                              2012       $10.921      $12.143        18,612
                              2013       $12.143      $13.937        18,923
                              2014       $13.937      $14.241        15,759

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
                              2005       $12.328      $12.379       162,872
                              2006       $12.379      $12.687       155,816
                              2007       $12.687      $13.269       274,784
                              2008       $13.269      $13.618       275,046
                              2009       $13.618      $14.100       254,588
                              2010       $14.100      $14.593       128,231
                              2011       $14.593      $15.192        71,909
                              2012       $15.192      $15.395        57,178
                              2013       $15.395      $14.840        52,270
                              2014       $14.840      $15.279        44,645
 FEDERATED HIGH INCOME BOND FUND II
                              2005       $11.977      $12.101       259,708
                              2006       $12.101      $13.196       233,583
                              2007       $13.196      $13.431       235,713
                              2008       $13.431      $ 9.782       188,612
                              2009       $ 9.782      $14.714       148,987
                              2010       $14.714      $16.614       117,044
                              2011       $16.614      $17.195        82,293
                              2012       $17.195      $19.409        73,026
                              2013       $19.409      $20.436        63,200
                              2014       $20.436      $20.652        51,924
 FEDERATED MANAGED VOLATILITY FUND II
 FORMERLY,
                              2005       $ 7.468      $ 7.812        38,514
                              2006       $ 7.812      $ 8.891        45,873
                              2007       $ 8.891      $ 9.102        32,263
                              2008       $ 9.102      $ 7.132        27,119
                              2009       $ 7.132      $ 9.003        49,624
                              2010       $ 9.003      $ 9.931        43,354
                              2011       $ 9.931      $10.241        12,931
                              2012       $10.241      $11.443        11,299
                              2013       $11.443      $13.710         8,363
                              2014       $13.710      $14.020         7,719
 FIDELITY VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS
                              2005       $ 9.804      $10.039        33,456
                              2006       $10.039      $10.603        52,664
                              2007       $10.603      $12.051        48,973
                              2008       $12.051      $ 8.454        46,643
                              2009       $ 8.454      $10.742        43,897
                              2010       $10.742      $12.079        35,422
                              2011       $12.079      $11.584        29,017
                              2012       $11.584      $12.822        11,950
                              2013       $12.822      $14.601        10,778
                              2014       $14.601      $15.207         7,928

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO - INITIAL CLASS
                              2005       $10.389      $11.957       425,874
                              2006       $11.957      $13.146       474,681
                              2007       $13.146      $15.213       430,419
                              2008       $15.213      $ 8.606       414,732
                              2009       $ 8.606      $11.494       379,399
                              2010       $11.494      $13.259       311,833
                              2011       $13.259      $12.719       240,666
                              2012       $12.719      $14.572       176,480
                              2013       $14.572      $18.827       156,704
                              2014       $18.827      $20.742       112,216
 FIDELITY VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                              2005       $11.893      $12.391       253,792
                              2006       $12.391      $14.657       246,403
                              2007       $14.657      $14.644       222,048
                              2008       $14.644      $ 8.264       190,942
                              2009       $ 8.264      $10.590       178,288
                              2010       $10.590      $12.001       149,963
                              2011       $12.001      $11.925       106,276
                              2012       $11.925      $13.767        83,671
                              2013       $13.767      $17.362        65,679
                              2014       $17.362      $18.576        55,353
 FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS
                              2005       $ 6.229      $ 6.486       383,199
                              2006       $ 6.486      $ 6.820       369,984
                              2007       $ 6.820      $ 8.521       337,799
                              2008       $ 8.521      $ 4.430       297,919
                              2009       $ 4.430      $ 5.593       279,793
                              2010       $ 5.593      $ 6.835       228,048
                              2011       $ 6.835      $ 6.741       186,742
                              2012       $ 6.741      $ 7.608       148,206
                              2013       $ 7.608      $10.208       130,354
                              2014       $10.208      $11.181       114,256
 FIDELITY VIP INDEX 500 PORTFOLIO - INITIAL CLASS
                              2005       $ 8.240      $ 8.500       659,853
                              2006       $ 8.500      $ 9.682       612,005
                              2007       $ 9.682      $10.045       544,236
                              2008       $10.045      $ 6.228       465,525
                              2009       $ 6.228      $ 7.760       415,634
                              2010       $ 7.760      $ 8.784       360,517
                              2011       $ 8.784      $ 8.821       301,654
                              2012       $ 8.821      $10.063       240,599
                              2013       $10.063      $13.096       205,765
                              2014       $13.096      $14.637       170,783

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP MONEY MARKET PORTFOLIO - INITIAL CLASS
                              2005       $10.404      $10.550       218,673
                              2006       $10.550      $10.890       158,356
                              2007       $10.890      $11.276       155,296
                              2008       $11.276      $11.433       228,715
                              2009       $11.433      $11.332       236,117
                              2010       $11.332      $11.179       256,547
                              2011       $11.179      $11.015       155,711
                              2012       $11.015      $10.854       155,715
                              2013       $10.854      $10.685        88,628
                              2014       $10.685      $10.516        88,143
 FIDELITY VIP OVERSEAS PORTFOLIO - INITIAL CLASS
                              2005       $ 8.117      $ 9.510       115,093
                              2006       $ 9.510      $11.052       129,714
                              2007       $11.052      $12.759       115,540
                              2008       $12.759      $ 7.056       115,660
                              2009       $ 7.056      $ 8.786       110,033
                              2010       $ 8.786      $ 9.780        92,501
                              2011       $ 9.780      $ 7.973        72,172
                              2012       $ 7.973      $ 9.474        61,643
                              2013       $ 9.474      $12.161        41,902
                              2014       $12.161      $11.002        35,551
 INVESCO V.I. AMERICAN VALUE FUND - SERIES I
                              2005       $11.306      $12.497       138,050
                              2006       $12.497      $14.845       139,367
                              2007       $14.845      $15.754       135,601
                              2008       $15.754      $ 9.102       110,645
                              2009       $ 9.102      $12.470       105,852
                              2010       $12.470      $15.001        83,067
                              2011       $15.001      $14.900        57,443
                              2012       $14.900      $17.200        43,407
                              2013       $17.200      $22.728        34,702
                              2014       $22.728      $24.548        23,821
 INVESCO V.I. GROWTH AND INCOME FUND - SERIES II
                              2005       $11.492      $12.409        90,167
                              2006       $12.409      $14.164        86,960
                              2007       $14.164      $14.290        82,492
                              2008       $14.290      $ 9.533        73,222
                              2009       $ 9.533      $11.643        71,664
                              2010       $11.643      $12.856        48,791
                              2011       $12.856      $12.366        36,728
                              2012       $12.366      $13.915        27,585
                              2013       $13.915      $18.319        20,162
                              2014       $18.319      $19.825        16,021

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 INVESCO V.I. MID CAP GROWTH FUND - SERIES II
                              2005       $11.129      $12.170        16,777
                              2006       $12.170      $12.567        11,147
                              2007       $12.567      $14.544         6,188
                              2008       $14.544      $ 7.609         5,596
                              2009       $ 7.609      $11.710         5,916
                              2010       $11.710      $14.667         4,237
                              2011       $14.667      $13.084         3,981
                              2012       $13.084      $14.372         3,264
                              2013       $14.372      $19.322         2,359
                              2014       $19.322      $20.478         1,833
 INVESCO V.I. VALUE OPPORTUNITIES FUND - SERIES I
                              2005       $10.795      $11.234       118,972
                              2006       $11.234      $12.516       124,236
                              2007       $12.516      $12.507       120,474
                              2008       $12.507      $ 5.936       114,387
                              2009       $ 5.936      $ 8.646       102,920
                              2010       $ 8.646      $ 9.135        80,828
                              2011       $ 9.135      $ 8.716        63,622
                              2012       $ 8.716      $10.095        55,707
                              2013       $10.095      $13.289        46,380
                              2014       $13.289      $13.944        40,267
 JANUS ASPEN ENTERPRISE PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $ 4.445      $ 4.914        93,955
                              2006       $ 4.914      $ 5.494        97,595
                              2007       $ 5.494      $ 6.598       112,423
                              2008       $ 6.598      $ 3.654       102,787
                              2009       $ 3.654      $ 5.208        99,834
                              2010       $ 5.208      $ 6.450        98,673
                              2011       $ 6.450      $ 6.258        66,555
                              2012       $ 6.258      $ 7.223        56,510
                              2013       $ 7.223      $ 9.410        41,159
                              2014       $ 9.410      $10.421        40,194
 JANUS ASPEN GLOBAL RESEARCH PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $ 5.771      $ 6.013       157,545
                              2006       $ 6.013      $ 6.995       163,784
                              2007       $ 6.995      $ 7.546       137,998
                              2008       $ 7.546      $ 4.109       120,113
                              2009       $ 4.109      $ 5.569       110,974
                              2010       $ 5.569      $ 6.348        93,531
                              2011       $ 6.348      $ 5.389        81,102
                              2012       $ 5.389      $ 6.368        50,412
                              2013       $ 6.368      $ 8.049        43,632
                              2014       $ 8.049      $ 8.511        35,714

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $ 5.952      $ 6.109       191,074
                              2006       $ 6.109      $ 6.696       175,455
                              2007       $ 6.696      $ 7.584       173,263
                              2008       $ 7.584      $ 4.499       140,153
                              2009       $ 4.499      $ 6.037       101,338
                              2010       $ 6.037      $ 6.804        77,443
                              2011       $ 6.804      $ 6.341        62,754
                              2012       $ 6.341      $ 7.400        53,082
                              2013       $ 7.400      $ 9.492        41,770
                              2014       $ 9.492      $10.555        38,765
 JANUS ASPEN OVERSEAS PORTFOLIO - SERVICE SHARES
                              2008       $10.000      $ 7.322        30,972
                              2009       $ 7.322      $12.903        30,415
                              2010       $12.903      $15.875        27,765
                              2011       $15.875      $10.571        17,822
                              2012       $10.571      $11.774        18,110
                              2013       $11.774      $13.242        15,503
                              2014       $13.242      $11.455        16,288
 JANUS ASPEN SERIES BALANCED PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $ 9.967      $10.589       204,713
                              2006       $10.589      $11.539       182,130
                              2007       $11.539      $12.551       179,897
                              2008       $12.551      $10.395       160,873
                              2009       $10.395      $12.878       147,689
                              2010       $12.878      $13.737       109,159
                              2011       $13.737      $13.741        98,486
                              2012       $13.741      $15.364        85,089
                              2013       $15.364      $18.168        65,199
                              2014       $18.168      $19.400        52,789
 JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $12.858      $12.909        92,717
                              2006       $12.909      $13.240        88,134
                              2007       $13.240      $13.946        93,530
                              2008       $13.946      $14.551        68,741
                              2009       $14.551      $16.213        67,504
                              2010       $16.213      $17.228        57,502
                              2011       $17.228      $18.098        43,706
                              2012       $18.098      $19.295        41,177
                              2013       $19.295      $18.963        33,713
                              2014       $18.963      $19.583        27,929
 JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO - SERVICE SHARES
                              2005       $11.828      $12.366        38,610
                              2006       $12.366      $14.368        34,893
                              2007       $14.368      $16.720        29,328
                              2008       $16.720      $15.724             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) GROWTH SERIES - INITIAL CLASS
                              2005       $ 4.962      $ 5.332        89,088
                              2006       $ 5.332      $ 5.662        82,995
                              2007       $ 5.662      $ 6.751        73,949
                              2008       $ 6.751      $ 4.158        66,539
                              2009       $ 4.158      $ 5.633        56,633
                              2010       $ 5.633      $ 6.394        32,914
                              2011       $ 6.394      $ 6.272        18,689
                              2012       $ 6.272      $ 7.246        16,374
                              2013       $ 7.246      $ 9.759        14,943
                              2014       $ 9.759      $10.463        14,102
 MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS
                              2005       $ 8.351      $ 8.820        64,222
                              2006       $ 8.820      $ 9.808        59,772
                              2007       $ 9.808      $10.647        58,510
                              2008       $10.647      $ 7.011        46,566
                              2009       $ 7.011      $ 8.756        44,374
                              2010       $ 8.756      $ 9.574        35,578
                              2011       $ 9.574      $ 9.216        23,946
                              2012       $ 9.216      $10.810        16,750
                              2013       $10.810      $14.048        14,815
                              2014       $14.048      $15.346        14,407
 MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS
                              2005       $ 7.785      $ 8.063       181,798
                              2006       $ 8.063      $ 8.984       156,029
                              2007       $ 8.984      $ 9.064       141,673
                              2008       $ 9.064      $ 5.411       112,631
                              2009       $ 5.411      $ 8.690        91,863
                              2010       $ 8.690      $11.660        83,104
                              2011       $11.660      $10.297        57,206
                              2012       $10.297      $12.284        37,614
                              2013       $12.284      $17.109        35,547
                              2014       $17.109      $15.615        29,255
 MFS(R) RESEARCH SERIES - INITIAL CLASS
                              2005       $ 7.149      $ 7.585        25,394
                              2006       $ 7.585      $ 8.247        23,327
                              2007       $ 8.247      $ 9.187        22,353
                              2008       $ 9.187      $ 5.778        17,765
                              2009       $ 5.778      $ 7.424        15,366
                              2010       $ 7.424      $ 8.467        14,626
                              2011       $ 8.467      $ 8.296        13,981
                              2012       $ 8.296      $ 9.574         7,299
                              2013       $ 9.574      $12.464         5,035
                              2014       $12.464      $13.517         4,894

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) TOTAL RETURN SERIES - INITIAL CLASS
                              2005       $12.948      $13.102       172,152
                              2006       $13.102      $14.429       161,904
                              2007       $14.429      $14.797       149,873
                              2008       $14.797      $11.339       116,466
                              2009       $11.339      $13.171        98,547
                              2010       $13.171      $14.249        77,741
                              2011       $14.249      $14.272        69,259
                              2012       $14.272      $15.626        52,119
                              2013       $15.626      $18.307        41,486
                              2014       $18.307      $19.547        37,031
 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA - SERVICE SHARES
                              2005       $13.035      $14.075       122,591
                              2006       $14.075      $15.882       122,184
                              2007       $15.882      $15.411       120,551
                              2008       $15.411      $ 9.402       111,211
                              2009       $ 9.402      $12.666       105,154
                              2010       $12.666      $15.339        92,217
                              2011       $15.339      $14.736        72,681
                              2012       $14.736      $17.064        63,548
                              2013       $17.064      $23.616        42,650
                              2014       $23.616      $25.950        38,403
 PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED) - ADMINISTRATIVE SHARES
                              2005       $11.019      $11.403        50,261
                              2006       $11.403      $11.468        50,205
                              2007       $11.468      $11.695        52,838
                              2008       $11.695      $11.235        47,103
                              2009       $11.235      $12.785        45,791
                              2010       $12.785      $13.652        48,881
                              2011       $13.652      $14.345        36,219
                              2012       $14.345      $15.648        31,167
                              2013       $15.648      $15.477        22,456
                              2014       $15.477      $16.931        17,764
 PIMCO TOTAL RETURN PORTFOLIO - ADMINISTRATIVE SHARES
                              2005       $11.238      $11.330       280,196
                              2006       $11.330      $11.580       240,487
                              2007       $11.580      $12.395       226,182
                              2008       $12.395      $12.786       225,199
                              2009       $12.786      $14.353       215,499
                              2010       $14.353      $15.272       179,210
                              2011       $15.272      $15.573       139,996
                              2012       $15.573      $16.795       118,225
                              2013       $16.795      $16.204        89,677
                              2014       $16.204      $16.630        80,410
 PREMIER VIT NACM SMALL CAP PORTFOLIO - CLASS 1
                              2005       $11.699      $11.520       112,667
                              2006       $11.520      $14.069       103,224
                              2007       $14.069      $13.924        87,715
                              2008       $13.924      $ 7.997        79,340
                              2009       $ 7.997      $ 9.096        67,504
                              2010       $ 9.096      $10.543             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 PREMIER VIT OPCAP BALANCED PORTFOLIO
                              2005       $10.787      $10.907        28,474
                              2006       $10.907      $11.893        25,749
                              2007       $11.893      $11.184        23,485
                              2008       $11.184      $ 7.575        22,326
                              2009       $ 7.575      $ 7.303             0
 PUTNAM VT INTERNATIONAL VALUE FUND - CLASS IB
                              2005       $13.211      $14.835        41,702
                              2006       $14.835      $18.575        46,209
                              2007       $18.575      $19.560        43,136
                              2008       $19.560      $10.390        36,339
                              2009       $10.390      $12.903        34,403
                              2010       $12.903      $13.603        19,618
                              2011       $13.603      $11.543        17,642
                              2012       $11.543      $13.824        15,191
                              2013       $13.824      $16.627         9,979
                              2014       $16.627      $14.810         9,554
 RIDGEWORTH LARGE CAP GROWTH STOCK FUND
                              2005       $ 8.456      $ 8.247        40,719
                              2006       $ 8.247      $ 8.995        34,863
                              2007       $ 8.995      $10.204        33,316
                              2008       $10.204      $ 5.957        31,594
                              2009       $ 5.957      $ 6.057             0
 RIDGEWORTH LARGE CAP VALUE EQUITY FUND
                              2005       $12.798      $13.068        34,371
                              2006       $13.068      $15.750        36,209
                              2007       $15.750      $16.049        30,440
                              2008       $16.049      $10.616        29,432
                              2009       $10.616      $10.034             0
 T. ROWE PRICE EQUITY INCOME PORTFOLIO - I
                              2005       $13.750      $14.063       204,939
                              2006       $14.063      $16.466       205,303
                              2007       $16.466      $16.732       188,166
                              2008       $16.732      $10.520       166,494
                              2009       $10.520      $13.004       151,442
                              2010       $13.004      $14.720       113,338
                              2011       $14.720      $14.383        90,462
                              2012       $14.383      $16.582        66,297
                              2013       $16.582      $21.169        50,505
                              2014       $21.169      $22.370        42,383

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO - I
                              2005       $ 7.573      $ 8.648       104,044
                              2006       $ 8.648      $10.136       103,540
                              2007       $10.136      $11.275       103,454
                              2008       $11.275      $ 5.692        93,739
                              2009       $ 5.692      $ 8.536        91,365
                              2010       $ 8.536      $ 9.615        77,825
                              2011       $ 9.615      $ 8.248        61,520
                              2012       $ 8.248      $ 9.613        47,413
                              2013       $ 9.613      $10.790        45,458
                              2014       $10.790      $10.487        41,501
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO - I
                              2005       $12.066      $13.625       219,361
                              2006       $13.625      $14.299       173,748
                              2007       $14.299      $16.536       155,934
                              2008       $16.536      $ 9.803       128,599
                              2009       $ 9.803      $14.051       111,747
                              2010       $14.051      $17.717        86,867
                              2011       $17.717      $17.214        67,005
                              2012       $17.214      $19.294        58,720
                              2013       $19.294      $25.956        48,970
                              2014       $25.956      $28.894        43,554
 T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO - I
                              2005       $ 8.004      $ 8.230        43,823
                              2006       $ 8.230      $ 8.694        54,252
                              2007       $ 8.694      $ 9.734        42,214
                              2008       $ 9.734      $ 5.916        38,467
                              2009       $ 5.916      $ 8.719        36,945
                              2010       $ 8.719      $10.267        34,340
                              2011       $10.267      $ 9.996        29,607
                              2012       $ 9.996      $11.128        21,146
                              2013       $11.128      $15.114        19,992
                              2014       $15.114      $16.262        18,061
 WELLS FARGO ADVANTAGE VT DISCOVERY FUND
                              2005       $10.000      $11.452        43,558
                              2006       $11.452      $12.921        43,284
                              2007       $12.921      $15.553        51,988
                              2008       $15.553      $ 8.516        41,207
                              2009       $ 8.516      $11.759        37,262
                              2010       $11.759      $15.686        30,914
                              2011       $15.686      $15.503        22,284
                              2012       $15.503      $17.962        14,777
                              2013       $17.962      $25.420        14,427
                              2014       $25.420      $25.105        14,658

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2
                              2005       $10.000      $11.012       313,016
                              2006       $11.012      $12.162       146,162
                              2007       $12.162      $12.761       114,322
                              2008       $12.761      $ 7.523        92,841
                              2009       $ 7.523      $10.938        76,236
                              2010       $10.938      $13.321        57,765
                              2011       $13.321      $12.387        44,471
                              2012       $12.387      $14.082        34,818
                              2013       $14.082      $18.110        33,149
                              2014       $18.110      $19.680        25,861

* THE ACCUMULATION UNIT VALUES IN THIS TABLE REFLECT A MORTALITY AND EXPENSE RISK CHARGE OF 1.50% AND AN ADMINISTRATIVE EXPENSE CHARGE OF 0.10%.

                    LBL CONSULTANT I VARIABLE ANNUITY - SAI

   ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                          EACH VARIABLE SUB-ACCOUNT*

           BASIC POLICY PLUS DEATH BENEFIT AND INCOME BENEFIT RIDER

                          MORTALITY & EXPENSE = 1.55

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER CAPITAL APPRECIATION PORTFOLIO - CLASS I-2
                              2005       $12.556      $14.136        95,282
                              2006       $14.136      $16.584        92,279
                              2007       $16.584      $21.781        89,223
                              2008       $21.781      $11.754        58,388
                              2009       $11.754      $17.470        49,662
                              2010       $17.470      $19.595        45,536
                              2011       $19.595      $19.216        41,818
                              2012       $19.216      $22.361        21,532
                              2013       $22.361      $29.735        21,457
                              2014       $29.735      $33.271        24,353
 ALGER GROWTH & INCOME PORTFOLIO - CLASS I-2
                              2005       $12.086      $12.297        84,575
                              2006       $12.297      $13.223        67,698
                              2007       $13.223      $14.323        47,930
                              2008       $14.323      $ 8.528        44,599
                              2009       $ 8.528      $11.087        38,293
                              2010       $11.087      $12.244        30,125
                              2011       $12.244      $12.828        22,942
                              2012       $12.828      $14.174        20,337
                              2013       $14.174      $18.114        18,574
                              2014       $18.114      $20.048        16,779
 ALGER LARGE CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $10.357      $11.414       175,850
                              2006       $11.414      $11.806       111,556
                              2007       $11.806      $13.928        95,131
                              2008       $13.928      $ 7.377        80,624
                              2009       $ 7.377      $10.708        56,039
                              2010       $10.708      $11.942        43,812
                              2011       $11.942      $11.707        38,527
                              2012       $11.707      $12.650        25,589
                              2013       $12.650      $16.809        21,198
                              2014       $16.809      $18.350        18,486

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $16.611      $17.945        91,770
                              2006       $17.945      $19.442        66,003
                              2007       $19.442      $25.158        66,280
                              2008       $25.158      $10.305        48,591
                              2009       $10.305      $15.377        42,550
                              2010       $15.377      $18.057        29,090
                              2011       $18.057      $16.292        26,676
                              2012       $16.292      $18.622        21,087
                              2013       $18.622      $24.883        19,643
                              2014       $24.883      $26.436        17,594
 ALGER SMALLCAP GROWTH PORTFOLIO - CLASS I-2
                              2005       $ 9.216      $10.596       170,444
                              2006       $10.596      $12.509       145,446
                              2007       $12.509      $14.425       126,505
                              2008       $14.425      $ 7.576       107,979
                              2009       $ 7.576      $10.844        96,926
                              2010       $10.844      $13.364        79,523
                              2011       $13.364      $12.728        63,610
                              2012       $12.728      $14.084        49,366
                              2013       $14.084      $18.600        35,538
                              2014       $18.600      $18.375        26,667
 CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO - CLASS I
                              2005       $10.924      $11.448         7,070
                              2006       $11.448      $13.317         7,115
                              2007       $13.317      $13.609         7,536
                              2008       $13.609      $ 8.618         7,278
                              2009       $ 8.618      $10.554         8,361
                              2010       $10.554      $11.363         8,281
                              2011       $11.363      $11.731         9,760
                              2012       $11.731      $13.443        14,524
                              2013       $13.443      $17.504        15,780
                              2014       $17.504      $19.233         7,413
 DEUTSCHE VSI: BOND VIP - CLASS A
 FORMERLY, DWS VSI: BOND VIP - CLASS A
                              2005       $12.717      $12.835        37,816
                              2006       $12.835      $13.221        33,092
                              2007       $13.221      $13.547        21,984
                              2008       $13.547      $11.090        19,116
                              2009       $11.090      $12.007        21,632
                              2010       $12.007      $12.613        18,608
                              2011       $12.613      $13.112        18,135
                              2012       $13.112      $13.900        17,183
                              2013       $13.900      $13.258        17,320
                              2014       $13.258      $13.906         6,407

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 DEUTSCHE VSI: CORE EQUITY VIP - CLASS A
 FORMERLY, DWS VSI: CORE EQUITY VIP - CLASS A
                              2005       $ 9.408      $ 9.816        20,792
                              2006       $ 9.816      $10.971        18,025
                              2007       $10.971      $10.937        15,181
                              2008       $10.937      $ 6.636        15,929
                              2009       $ 6.636      $ 8.757         9,765
                              2010       $ 8.757      $ 9.854         5,852
                              2011       $ 9.854      $ 9.679         5,640
                              2012       $ 9.679      $11.025         4,798
                              2013       $11.025      $14.893         4,686
                              2014       $14.893      $16.382         2,807
 DEUTSCHE VSI: GLOBAL SMALL CAP VIP - CLASS A
 FORMERLY, DWS VSI: GLOBAL SMALL CAP GROWTH - CLASS A
                              2005       $17.001      $19.766        65,435
                              2006       $19.766      $23.736        66,487
                              2007       $23.736      $25.524        45,371
                              2008       $25.524      $12.561        33,097
                              2009       $12.561      $18.312        31,472
                              2010       $18.312      $22.811        23,877
                              2011       $22.811      $20.217        21,454
                              2012       $20.217      $22.942        18,734
                              2013       $22.942      $30.677        14,297
                              2014       $30.677      $28.929        11,833
 DEUTSCHE VSI: INTERNATIONAL VIP - CLASS A
 FORMERLY, DWS VSI: INTERNATIONAL VIP - CLASS A
                              2005       $ 9.544      $10.906        38,956
                              2006       $10.906      $13.507        50,762
                              2007       $13.507      $15.223        38,115
                              2008       $15.223      $ 7.754        44,613
                              2009       $ 7.754      $10.184        26,122
                              2010       $10.184      $10.180        27,468
                              2011       $10.180      $ 8.344        24,263
                              2012       $ 8.344      $ 9.902        23,125
                              2013       $ 9.902      $11.710        18,115
                              2014       $11.710      $10.163         7,462
 DEUTSCHE VSII: GLOBAL INCOME BUILDER VIP - CLASS A
 FORMERLY, DWS VSII: GLOBAL INCOME BUILDER VIP - CLASS A
                              2005       $10.000      $10.573        29,295
                              2006       $10.573      $11.466        25,775
                              2007       $11.466      $11.823        18,267
                              2008       $11.823      $ 8.451        12,234
                              2009       $ 8.451      $10.260         9,175
                              2010       $10.260      $11.226         5,156
                              2011       $11.226      $10.885         4,131
                              2012       $10.885      $12.096         4,075
                              2013       $12.096      $13.876         3,442
                              2014       $13.876      $14.172         4,500

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
                              2005       $12.678      $12.724        47,296
                              2006       $12.724      $13.034        54,868
                              2007       $13.034      $13.625        53,132
                              2008       $13.625      $13.976        50,942
                              2009       $13.976      $14.463        44,521
                              2010       $14.463      $14.962        32,071
                              2011       $14.962      $15.568        31,293
                              2012       $15.568      $15.768        20,263
                              2013       $15.768      $15.192        14,273
                              2014       $15.192      $15.634        12,498
 FEDERATED HIGH INCOME BOND FUND II
                              2005       $11.500      $11.612        53,558
                              2006       $11.612      $12.657        51,464
                              2007       $12.657      $12.876        41,313
                              2008       $12.876      $ 9.373        34,847
                              2009       $ 9.373      $14.092        30,350
                              2010       $14.092      $15.903        23,939
                              2011       $15.903      $16.452        23,110
                              2012       $16.452      $18.560        27,091
                              2013       $18.560      $19.532        26,527
                              2014       $19.532      $19.730        20,215
 FEDERATED MANAGED VOLATILITY FUND II
 FORMERLY,
                              2005       $ 8.115      $ 8.484        15,116
                              2006       $ 8.484      $ 9.651        14,559
                              2007       $ 9.651      $ 9.876        27,091
                              2008       $ 9.876      $ 7.734        44,755
                              2009       $ 7.734      $ 9.759        39,743
                              2010       $ 9.759      $10.759        18,356
                              2011       $10.759      $11.089        16,339
                              2012       $11.089      $12.385        17,783
                              2013       $12.385      $14.831        16,276
                              2014       $14.831      $15.159         8,594
 FIDELITY VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS
                              2005       $11.358      $11.625        34,878
                              2006       $11.625      $12.272        27,020
                              2007       $12.272      $13.941        18,892
                              2008       $13.941      $ 9.775        16,518
                              2009       $ 9.775      $12.414        12,355
                              2010       $12.414      $13.953        14,863
                              2011       $13.953      $13.374        10,679
                              2012       $13.374      $14.796         8,264
                              2013       $14.796      $16.840         7,816
                              2014       $16.840      $17.531         3,617

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP CONTRAFUND(R) PORTFOLIO - INITIAL CLASS
                              2005       $14.188      $16.321       228,406
                              2006       $16.321      $17.935       216,216
                              2007       $17.935      $20.744       178,076
                              2008       $20.744      $11.729       162,169
                              2009       $11.729      $15.657       148,720
                              2010       $15.657      $18.053       116,586
                              2011       $18.053      $17.309        89,341
                              2012       $17.309      $19.821        72,652
                              2013       $19.821      $25.596        57,888
                              2014       $25.596      $28.184        53,973
 FIDELITY VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS
                              2005       $12.957      $13.493       142,923
                              2006       $13.493      $15.953       149,069
                              2007       $15.953      $15.930       154,507
                              2008       $15.930      $ 8.986       151,363
                              2009       $ 8.986      $11.508       116,340
                              2010       $11.508      $13.035        85,921
                              2011       $13.035      $12.947        69,329
                              2012       $12.947      $14.939        48,638
                              2013       $14.939      $18.830        38,609
                              2014       $18.830      $20.137        36,207
 FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS
                              2005       $10.167      $10.581       143,650
                              2006       $10.581      $11.121       119,157
                              2007       $11.121      $13.887       120,377
                              2008       $13.887      $ 7.217       106,538
                              2009       $ 7.217      $ 9.107        80,794
                              2010       $ 9.107      $11.123        61,501
                              2011       $11.123      $10.964        55,314
                              2012       $10.964      $12.368        41,583
                              2013       $12.368      $16.586        38,695
                              2014       $16.586      $18.158        35,325
 FIDELITY VIP INDEX 500 PORTFOLIO - INITIAL CLASS
                              2005       $10.902      $11.241       255,105
                              2006       $11.241      $12.797       191,447
                              2007       $12.797      $13.271       156,996
                              2008       $13.271      $ 8.224       152,421
                              2009       $ 8.224      $10.242       122,488
                              2010       $10.242      $11.588        99,355
                              2011       $11.588      $11.631        77,013
                              2012       $11.631      $13.261        70,545
                              2013       $13.261      $17.250        81,590
                              2014       $17.250      $19.270        78,789

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 FIDELITY VIP MONEY MARKET PORTFOLIO - INITIAL CLASS
                              2005       $11.114      $11.264       121,417
                              2006       $11.264      $11.622       118,163
                              2007       $11.622      $12.027        83,155
                              2008       $12.027      $12.188       132,466
                              2009       $12.188      $12.075       144,552
                              2010       $12.075      $11.906        88,035
                              2011       $11.906      $11.725        69,534
                              2012       $11.725      $11.548       104,930
                              2013       $11.548      $11.363        75,879
                              2014       $11.363      $11.178        63,561
 FIDELITY VIP OVERSEAS PORTFOLIO - INITIAL CLASS
                              2005       $11.215      $13.133        68,124
                              2006       $13.133      $15.254        72,261
                              2007       $15.254      $17.600        70,044
                              2008       $17.600      $ 9.728        64,824
                              2009       $ 9.728      $12.108        56,801
                              2010       $12.108      $13.472        43,392
                              2011       $13.472      $10.977        35,301
                              2012       $10.977      $13.036        24,770
                              2013       $13.036      $16.726        22,293
                              2014       $16.726      $15.123        21,727
 INVESCO V.I. AMERICAN VALUE FUND - SERIES I
                              2005       $11.302      $12.486        64,891
                              2006       $12.486      $14.824        57,894
                              2007       $14.824      $15.724        42,479
                              2008       $15.724      $ 9.081        35,933
                              2009       $ 9.081      $12.434        29,046
                              2010       $12.434      $14.951        25,447
                              2011       $14.951      $14.842        21,426
                              2012       $14.842      $17.125        15,922
                              2013       $17.125      $22.618        19,024
                              2014       $22.618      $24.417        16,955
 INVESCO V.I. GROWTH AND INCOME FUND - SERIES II
                              2005       $11.477      $12.387        57,205
                              2006       $12.387      $14.131        44,045
                              2007       $14.131      $14.249        21,733
                              2008       $14.249      $ 9.501        17,025
                              2009       $ 9.501      $11.599        13,009
                              2010       $11.599      $12.800        10,473
                              2011       $12.800      $12.306         9,923
                              2012       $12.306      $13.841        10,673
                              2013       $13.841      $18.212         8,801
                              2014       $18.212      $19.699         7,968

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 INVESCO V.I. MID CAP GROWTH FUND - SERIES II
                              2005       $11.125      $12.161         4,486
                              2006       $12.161      $12.552         5,838
                              2007       $12.552      $14.518         4,437
                              2008       $14.518      $ 7.592         4,331
                              2009       $ 7.592      $11.678         4,954
                              2010       $11.678      $14.619         8,000
                              2011       $14.619      $13.034         6,823
                              2012       $13.034      $14.311         6,818
                              2013       $14.311      $19.230         6,613
                              2014       $19.230      $20.370         4,085
 INVESCO V.I. VALUE OPPORTUNITIES FUND - SERIES I
                              2005       $10.792      $11.225        45,141
                              2006       $11.225      $12.500        44,742
                              2007       $12.500      $12.484        19,691
                              2008       $12.484      $ 5.923         6,872
                              2009       $ 5.923      $ 8.622         6,090
                              2010       $ 8.622      $ 9.105         6,080
                              2011       $ 9.105      $ 8.683         5,864
                              2012       $ 8.683      $10.052         5,148
                              2013       $10.052      $13.226         2,014
                              2014       $13.226      $13.870         1,852
 JANUS ASPEN ENTERPRISE PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $12.139      $13.410       211,365
                              2006       $13.410      $14.987       188,828
                              2007       $14.987      $17.989       162,720
                              2008       $17.989      $ 9.958       150,992
                              2009       $ 9.958      $14.186       120,982
                              2010       $14.186      $17.561        93,725
                              2011       $17.561      $17.028        77,165
                              2012       $17.028      $19.645        65,566
                              2013       $19.645      $25.581        52,358
                              2014       $25.581      $28.313        49,226
 JANUS ASPEN GLOBAL RESEARCH PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $10.058      $10.474       214,883
                              2006       $10.474      $12.179       191,886
                              2007       $12.179      $13.132       161,995
                              2008       $13.132      $ 7.148       144,806
                              2009       $ 7.148      $ 9.681       150,206
                              2010       $ 9.681      $11.031        93,018
                              2011       $11.031      $ 9.360        76,112
                              2012       $ 9.360      $11.055        66,684
                              2013       $11.055      $13.965        61,944
                              2014       $13.965      $14.759        57,710

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $10.046      $10.306       233,900
                              2006       $10.306      $11.291       225,097
                              2007       $11.291      $12.781       198,425
                              2008       $12.781      $ 7.578       183,863
                              2009       $ 7.578      $10.164       146,392
                              2010       $10.164      $11.449        96,870
                              2011       $11.449      $10.665        84,075
                              2012       $10.665      $12.440        53,555
                              2013       $12.440      $15.949        42,773
                              2014       $15.949      $17.727        35,213
 JANUS ASPEN OVERSEAS PORTFOLIO - SERVICE SHARES
                              2008       $10.000      $ 7.297        11,179
                              2009       $ 7.297      $12.854         9,753
                              2010       $12.854      $15.807         4,668
                              2011       $15.807      $10.520        19,674
                              2012       $10.520      $11.712         4,622
                              2013       $11.712      $13.165         2,805
                              2014       $13.165      $11.383         2,236
 JANUS ASPEN SERIES BALANCED PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $14.452      $15.346       119,871
                              2006       $15.346      $16.714        97,813
                              2007       $16.714      $18.171        70,729
                              2008       $18.171      $15.042        65,192
                              2009       $15.042      $18.626        61,456
                              2010       $18.626      $19.858        45,878
                              2011       $19.858      $19.854        48,334
                              2012       $19.854      $22.188        43,146
                              2013       $22.188      $26.224        42,204
                              2014       $26.224      $27.989        33,478
 JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES
                              2005       $13.178      $13.223        37,935
                              2006       $13.223      $13.555        21,678
                              2007       $13.555      $14.271        16,363
                              2008       $14.271      $14.883         8,618
                              2009       $14.883      $16.574        10,619
                              2010       $16.574      $17.603        19,116
                              2011       $17.603      $18.484        20,580
                              2012       $18.484      $19.696        21,676
                              2013       $19.696      $19.348        14,627
                              2014       $19.348      $19.970        11,424
 JANUS ASPEN SERIES FOREIGN STOCK PORTFOLIO - SERVICE SHARES
                              2005       $11.812      $12.344        38,191
                              2006       $12.344      $14.335        32,393
                              2007       $14.335      $16.673        24,098
                              2008       $16.673      $15.677             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) GROWTH SERIES - INITIAL CLASS
                              2005       $ 9.782      $10.507       162,625
                              2006       $10.507      $11.151       142,406
                              2007       $11.151      $13.290       124,607
                              2008       $13.290      $ 8.181       128,035
                              2009       $ 8.181      $11.079        99,583
                              2010       $11.079      $12.569        82,911
                              2011       $12.569      $12.323        71,128
                              2012       $12.323      $14.229        42,142
                              2013       $14.229      $19.154        32,375
                              2014       $19.154      $20.526        25,434
 MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS
                              2005       $ 9.746      $10.288        44,683
                              2006       $10.288      $11.435        32,985
                              2007       $11.435      $12.406        23,985
                              2008       $12.406      $ 8.166        38,545
                              2009       $ 8.166      $10.193        41,939
                              2010       $10.193      $11.139        13,453
                              2011       $11.139      $10.718        11,665
                              2012       $10.718      $12.565        11,278
                              2013       $12.565      $16.320         9,983
                              2014       $16.320      $17.820         6,167
 MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS
                              2005       $16.139      $16.708        37,200
                              2006       $16.708      $18.608        30,089
                              2007       $18.608      $18.762        23,453
                              2008       $18.762      $11.196        19,314
                              2009       $11.196      $17.972        21,982
                              2010       $17.972      $24.102        19,201
                              2011       $24.102      $21.274        18,096
                              2012       $21.274      $25.366        11,154
                              2013       $25.366      $35.311        11,837
                              2014       $35.311      $32.212        11,731
 MFS(R) RESEARCH SERIES - INITIAL CLASS
                              2005       $10.150      $10.763        52,736
                              2006       $10.763      $11.696        51,083
                              2007       $11.696      $13.023        40,872
                              2008       $13.023      $ 8.187        34,029
                              2009       $ 8.187      $10.513        29,754
                              2010       $10.513      $11.985        23,503
                              2011       $11.985      $11.736        23,191
                              2012       $11.736      $13.537        25,254
                              2013       $13.537      $17.615        20,580
                              2014       $17.615      $19.094        13,302

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 MFS(R) TOTAL RETURN SERIES - INITIAL CLASS
                              2005       $14.125      $14.287       100,419
                              2006       $14.287      $15.725        85,293
                              2007       $15.725      $16.118        75,459
                              2008       $16.118      $12.345        57,445
                              2009       $12.345      $14.333        38,749
                              2010       $14.333      $15.498        23,058
                              2011       $15.498      $15.515        19,079
                              2012       $15.515      $16.978        17,213
                              2013       $16.978      $19.882        16,456
                              2014       $19.882      $21.218         9,782
 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA - SERVICE SHARES
                              2005       $13.017      $14.049        86,936
                              2006       $14.049      $15.845        76,214
                              2007       $15.845      $15.368        49,327
                              2008       $15.368      $ 9.371        37,185
                              2009       $ 9.371      $12.618        33,049
                              2010       $12.618      $15.273        31,169
                              2011       $15.273      $14.665        28,480
                              2012       $14.665      $16.974        20,848
                              2013       $16.974      $23.479        26,875
                              2014       $23.479      $25.786        17,783
 PIMCO FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED) - ADMINISTRATIVE SHARES
                              2005       $11.004      $11.382        10,029
                              2006       $11.382      $11.441         8,686
                              2007       $11.441      $11.662         8,154
                              2008       $11.662      $11.198        14,918
                              2009       $11.198      $12.736        15,179
                              2010       $12.736      $13.593        12,805
                              2011       $13.593      $14.275        13,982
                              2012       $14.275      $15.565        18,019
                              2013       $15.565      $15.387        14,557
                              2014       $15.387      $16.824        11,431
 PIMCO TOTAL RETURN PORTFOLIO - ADMINISTRATIVE SHARES
                              2005       $11.223      $11.309        38,426
                              2006       $11.309      $11.553        34,681
                              2007       $11.553      $12.360        42,079
                              2008       $12.360      $12.743        57,039
                              2009       $12.743      $14.299        49,223
                              2010       $14.299      $15.206        58,258
                              2011       $15.206      $15.498        57,828
                              2012       $15.498      $16.706        52,387
                              2013       $16.706      $16.110        34,976
                              2014       $16.110      $16.525        23,606
 PREMIER VIT NACM SMALL CAP PORTFOLIO - CLASS 1
                              2005       $11.683      $11.499        20,151
                              2006       $11.499      $14.036        42,325
                              2007       $14.036      $13.884        33,613
                              2008       $13.884      $ 7.971        24,104
                              2009       $ 7.971      $ 9.062        25,127
                              2010       $ 9.062      $10.501             0

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 PREMIER VIT OPCAP BALANCED PORTFOLIO
                              2005       $10.783      $10.897        14,469
                              2006       $10.897      $11.877        11,774
                              2007       $11.877      $11.163        11,147
                              2008       $11.163      $ 7.557        10,139
                              2009       $ 7.557      $ 7.284             0
 PUTNAM VT INTERNATIONAL VALUE FUND - CLASS IB
                              2005       $13.193      $14.808        28,083
                              2006       $14.808      $18.532        40,781
                              2007       $18.532      $19.505        48,592
                              2008       $19.505      $10.356        26,933
                              2009       $10.356      $12.854        24,565
                              2010       $12.854      $13.544        20,898
                              2011       $13.544      $11.487        17,890
                              2012       $11.487      $13.751        13,575
                              2013       $13.751      $16.530        10,117
                              2014       $16.530      $14.717         9,942
 RIDGEWORTH LARGE CAP GROWTH STOCK FUND
                              2005       $ 8.918      $ 8.694         2,890
                              2006       $ 8.694      $ 9.478         3,448
                              2007       $ 9.478      $10.746         2,610
                              2008       $10.746      $ 6.270           907
                              2009       $ 6.270      $ 6.374             0
 RIDGEWORTH LARGE CAP VALUE EQUITY FUND
                              2005       $10.205      $10.415        51,057
                              2006       $10.415      $12.546        66,319
                              2007       $12.546      $12.779        39,610
                              2008       $12.779      $ 8.448        37,456
                              2009       $ 8.448      $ 7.984             0
 T. ROWE PRICE EQUITY INCOME PORTFOLIO - I
                              2005       $14.538      $14.861       200,541
                              2006       $14.861      $17.392       173,699
                              2007       $17.392      $17.664       126,613
                              2008       $17.664      $11.101       109,360
                              2009       $11.101      $13.714        98,159
                              2010       $13.714      $15.516        76,001
                              2011       $15.516      $15.154        55,938
                              2012       $15.154      $17.462        42,976
                              2013       $17.462      $22.281        44,291
                              2014       $22.281      $23.533        40,110

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO - I
                              2005       $10.077      $11.503        69,893
                              2006       $11.503      $13.475        49,210
                              2007       $13.475      $14.981        45,099
                              2008       $14.981      $ 7.559        35,713
                              2009       $ 7.559      $11.330        31,719
                              2010       $11.330      $12.756        34,010
                              2011       $12.756      $10.937        18,035
                              2012       $10.937      $12.741        14,390
                              2013       $12.741      $14.294        21,831
                              2014       $14.294      $13.886        20,429
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO - I
                              2005       $17.665      $19.938        76,554
                              2006       $19.938      $20.914        59,413
                              2007       $20.914      $24.173        44,406
                              2008       $24.173      $14.324        36,320
                              2009       $14.324      $20.521        28,109
                              2010       $20.521      $25.861        17,132
                              2011       $25.861      $25.115        15,023
                              2012       $25.115      $28.136        10,755
                              2013       $28.136      $37.830         9,134
                              2014       $37.830      $42.092         7,654
 T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO - I
                              2005       $ 9.704      $ 9.973        33,827
                              2006       $ 9.973      $10.529        24,000
                              2007       $10.529      $11.783        17,147
                              2008       $11.783      $ 7.157        19,068
                              2009       $ 7.157      $10.544        11,187
                              2010       $10.544      $12.410         8,017
                              2011       $12.410      $12.076         8,971
                              2012       $12.076      $13.437         6,851
                              2013       $13.437      $18.241         4,803
                              2014       $18.241      $19.617         5,185
 WELLS FARGO ADVANTAGE VT DISCOVERY FUND
                              2005       $10.000      $11.450        34,812
                              2006       $11.450      $12.910        31,311
                              2007       $12.910      $15.532        34,372
                              2008       $15.532      $ 8.501        33,494
                              2009       $ 8.501      $11.731        22,334
                              2010       $11.731      $15.641        19,076
                              2011       $15.641      $15.451        15,766
                              2012       $15.451      $17.893        18,101
                              2013       $17.893      $25.309        14,937
                              2014       $25.309      $24.983        12,431

                                       ACCUMULATION ACCUMULATION   NUMBER OF
                          FOR THE YEAR  UNIT VALUE   UNIT VALUE      UNITS
                             ENDING    AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS             DECEMBER 31   OF PERIOD    OF PERIOD   END OF PERIOD
 ------------             ------------ ------------ ------------ --------------
 WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2
                              2005       $10.000      $11.010        75,585
                              2006       $11.010      $12.151        66,503
                              2007       $12.151      $12.744        66,117
                              2008       $12.744      $ 7.509        58,329
                              2009       $ 7.509      $10.912        54,895
                              2010       $10.912      $13.283        49,116
                              2011       $13.283      $12.345        45,793
                              2012       $12.345      $14.027        40,631
                              2013       $14.027      $18.031        39,066
                              2014       $18.031      $19.584        24,294

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.55% and an administrative expense charge of 0.10%.

                         ------------------------------
                         LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         Financial Statements as of December 31, 2014 and for the years ended December 31, 2014 and 2013, and Reports of Independent Registered Public Accounting Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractholders of Lincoln Benefit Life Variable Annuity Account and Board of Directors of Lincoln Benefit Life Company:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Lincoln Benefit Life Variable Annuity Account (the "Account") at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the unaffiliated mutual fund managers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 13, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractholders of
Lincoln Benefit Life Variable Annuity Account and Board of Directors of
Lincoln Benefit Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Annuity Account (the "Account") as of December 31, 2013, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Annuity Account as of December 31, 2013, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, IL

March 28, 2014

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                                     -------------------------------------------------------------------------
                                      THE ALGER    THE ALGER   THE ALGER   THE ALGER   THE ALGER   THE ALGER
                                      PORTFOLIOS  PORTFOLIOS  PORTFOLIOS  PORTFOLIOS  PORTFOLIOS   PORTFOLIOS
                                     (CLASS 1-2)  (CLASS 1-2) (CLASS 1-2) (CLASS 1-2) (CLASS 1-2)  (CLASS S)
                                     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                     ------------ ----------- ----------- ----------- ----------- ------------
                                        ALGER        ALGER       ALGER       ALGER       ALGER       ALGER
                                       CAPITAL     GROWTH &    LARGE CAP    MID CAP    SMALL CAP    CAPITAL
                                     APPRECIATION   INCOME      GROWTH      GROWTH      GROWTH    APPRECIATION
                                     (CLASS 1-2)  (CLASS 1-2) (CLASS 1-2) (CLASS 1-2) (CLASS 1-2)  (CLASS S)
                                     ------------ ----------- ----------- ----------- ----------- ------------
ASSETS
Investments, at fair value.......... $12,122,739  $5,095,623  $5,287,573  $10,035,978 $5,583,749   $2,938,277
                                     -----------  ----------  ----------  ----------- ----------   ----------
    Total assets.................... $12,122,739  $5,095,623  $5,287,573  $10,035,978 $5,583,749   $2,938,277
                                     ===========  ==========  ==========  =========== ==========   ==========
NET ASSETS
Accumulation units.................. $12,076,821  $5,069,018  $5,254,704  $ 9,958,054 $5,491,669   $2,938,277
Contracts in payout (annuitization)
 period.............................      45,918      26,605      32,869       77,924     92,080           --
                                     -----------  ----------  ----------  ----------- ----------   ----------
    Total net assets................ $12,122,739  $5,095,623  $5,287,573  $10,035,978 $5,583,749   $2,938,277
                                     ===========  ==========  ==========  =========== ==========   ==========
FUND SHARE INFORMATION
Number of shares....................     169,905     311,278      90,001      506,356    187,626       42,534
                                     ===========  ==========  ==========  =========== ==========   ==========
Cost of investments................. $ 9,195,463  $3,474,912  $4,193,625  $ 8,526,750 $5,135,564   $2,397,848
                                     ===========  ==========  ==========  =========== ==========   ==========
ACCUMULATION UNIT
 VALUE (I)
    Lowest.......................... $     15.11  $    11.66  $    11.17  $     15.15 $    11.38   $    23.31
                                     ===========  ==========  ==========  =========== ==========   ==========
    Highest......................... $     39.43  $    22.82  $    21.92  $     28.93 $    19.62   $    27.09
                                     ===========  ==========  ==========  =========== ==========   ==========

--------
(I)The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one contract offered for investment in the Sub-Account. Otherwise, when more than one contract is available for investment, a high and low AUV is reported.

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                                     -----------------------------------------------------------------------
                                                              DEUTSCHE    DEUTSCHE
                                      THE ALGER   THE ALGER   VARIABLE    VARIABLE    DEUTSCHE    DEUTSCHE
                                     PORTFOLIOS  PORTFOLIOS   INSURANCE   INSURANCE   VARIABLE    VARIABLE
                                      (CLASS S)   (CLASS S)  TRUST FUNDS TRUST FUNDS  SERIES I    SERIES I
                                     SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                     ----------- ----------- ----------- ----------- ----------- -----------
                                        ALGER       ALGER
                                      LARGE CAP    MID CAP    DEUTSCHE    DEUTSCHE    DEUTSCHE    DEUTSCHE
                                       GROWTH      GROWTH    EQUITY 500   SMALL CAP     BOND     CORE EQUITY
                                      (CLASS S)   (CLASS S)  INDEX VIP B INDEX VIP B    VIP A       VIP A
                                     ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
Investments, at fair value.......... $6,381,308  $5,058,562  $1,080,778   $516,851   $3,274,982  $1,336,055
                                     ----------  ----------  ----------   --------   ----------  ----------
    Total assets.................... $6,381,308  $5,058,562  $1,080,778   $516,851   $3,274,982  $1,336,055
                                     ==========  ==========  ==========   ========   ==========  ==========
NET ASSETS
Accumulation units.................. $6,376,715  $5,058,562  $1,080,778   $516,851   $3,242,956  $1,322,765
Contracts in payout (annuitization)
 period.............................      4,593          --          --         --       32,026      13,290
                                     ----------  ----------  ----------   --------   ----------  ----------
    Total net assets................ $6,381,308  $5,058,562  $1,080,778   $516,851   $3,274,982  $1,336,055
                                     ==========  ==========  ==========   ========   ==========  ==========
FUND SHARE INFORMATION
Number of shares....................    109,739     266,100      52,979     29,859      577,598     104,707
                                     ==========  ==========  ==========   ========   ==========  ==========
Cost of investments................. $5,309,264  $4,069,824  $  666,174   $387,051   $3,631,989  $  931,626
                                     ==========  ==========  ==========   ========   ==========  ==========
ACCUMULATION UNIT
 VALUE
    Lowest.......................... $    15.34  $    14.51  $    20.87   $  25.42   $    13.41  $    14.57
                                     ==========  ==========  ==========   ========   ==========  ==========
    Highest......................... $    22.65  $    16.87  $    22.95   $  27.95   $    17.62  $    17.49
                                     ==========  ==========  ==========   ========   ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            -----------------------------------------------------------------------------
                             DEUTSCHE     DEUTSCHE      DEUTSCHE      FEDERATED    FEDERATED   FEDERATED
                             VARIABLE     VARIABLE      VARIABLE      INSURANCE    INSURANCE   INSURANCE
                             SERIES I     SERIES I      SERIES II      SERIES       SERIES      SERIES
                            SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                            ----------- ------------- ------------- ------------- ----------- -----------
                             DEUTSCHE                   DEUTSCHE      FEDERATED    FEDERATED   FEDERATED
                              GLOBAL      DEUTSCHE    GLOBAL INCOME FUND FOR U.S.    HIGH       MANAGED
                             SMALL CAP  INTERNATIONAL    BUILDER     GOVERNMENT   INCOME BOND VOLATILITY
                               VIP A        VIP A       VIP A II    SECURITIES II   FUND II     FUND II
                            ----------- ------------- ------------- ------------- ----------- -----------
ASSETS
Investments, at fair value. $4,632,036   $1,276,068    $3,263,561    $8,901,088   $9,009,195  $2,720,767
                            ----------   ----------    ----------    ----------   ----------  ----------
    Total assets........... $4,632,036   $1,276,068    $3,263,561    $8,901,088   $9,009,195  $2,720,767
                            ==========   ==========    ==========    ==========   ==========  ==========
NET ASSETS
Accumulation units......... $4,588,550   $1,255,477    $3,216,268    $8,706,949   $8,972,222  $2,699,276
Contracts in payout
 (annuitization) period....     43,486       20,591        47,293       194,139       36,973      21,491
                            ----------   ----------    ----------    ----------   ----------  ----------
    Total net assets....... $4,632,036   $1,276,068    $3,263,561    $8,901,088   $9,009,195  $2,720,767
                            ==========   ==========    ==========    ==========   ==========  ==========
FUND SHARE
 INFORMATION
Number of shares...........    317,046      162,350       132,557       800,458    1,303,791     258,382
                            ==========   ==========    ==========    ==========   ==========  ==========
Cost of investments........ $4,388,349   $1,538,385    $2,891,842    $9,056,529   $8,958,541  $2,471,386
                            ==========   ==========    ==========    ==========   ==========  ==========
ACCUMULATION UNIT
 VALUE
    Lowest................. $    15.80   $     7.14    $    13.97    $    14.84   $    19.73  $    13.62
                            ==========   ==========    ==========    ==========   ==========  ==========
    Highest................ $    30.89   $    10.85    $    14.73    $    20.02   $    30.19  $    25.49
                            ==========   ==========    ==========    ==========   ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                      -----------------------------------------------------------------------------------
                        FIDELITY      FIDELITY      FIDELITY      FIDELITY      FIDELITY      FIDELITY
                        VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE
                        INSURANCE     INSURANCE     INSURANCE     INSURANCE     INSURANCE     INSURANCE
                      PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND
                       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                      ------------- ------------- ------------- ------------- ------------- -------------
                           VIP           VIP           VIP           VIP           VIP           VIP
                      ASSET MANAGER  CONTRAFUND   EQUITY-INCOME    GROWTH       INDEX 500   MONEY MARKET
                      ------------- ------------- ------------- ------------- ------------- -------------
ASSETS
Investments, at fair
 value...............  $4,387,641    $36,706,740   $17,037,938   $16,344,198   $25,018,253   $14,234,260
                       ----------    -----------   -----------   -----------   -----------   -----------
    Total assets.....  $4,387,641    $36,706,740   $17,037,938   $16,344,198   $25,018,253   $14,234,260
                       ==========    ===========   ===========   ===========   ===========   ===========
NET ASSETS
Accumulation units...  $4,377,354    $36,394,919   $16,805,253   $16,138,984   $24,870,525   $14,150,346
Contracts in payout
 (annuitization)
 period..............      10,287        311,821       232,685       205,214       147,728        83,914
                       ----------    -----------   -----------   -----------   -----------   -----------
    Total net
     assets..........  $4,387,641    $36,706,740   $17,037,938   $16,344,198   $25,018,253   $14,234,260
                       ==========    ===========   ===========   ===========   ===========   ===========
FUND SHARE
 INFORMATION
Number of shares.....     255,839        982,514       702,016       257,470       120,211    14,234,260
                       ==========    ===========   ===========   ===========   ===========   ===========
Cost of investments..  $3,810,981    $25,285,294   $15,453,088   $ 9,763,568   $16,660,396   $14,234,260
                       ==========    ===========   ===========   ===========   ===========   ===========
ACCUMULATION
 UNIT VALUE
    Lowest...........  $    14.77    $     20.15   $     18.04   $     10.86   $     14.22   $     10.22
                       ==========    ===========   ===========   ===========   ===========   ===========
    Highest..........  $    27.05    $     44.84   $     41.60   $     40.05   $     21.24   $     13.83
                       ==========    ===========   ===========   ===========   ===========   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                        -------------------------------------------------------------------------------------------------------
                                          FIDELITY          FIDELITY          FIDELITY          FIDELITY          FIDELITY
                          FIDELITY        VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                          VARIABLE        INSURANCE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                          INSURANCE     PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND
                        PRODUCTS FUND (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)
                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                        ------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                          VIP ASSET            VIP               VIP
                                           MANAGER         CONTRAFUND       EQUITY-INCOME      VIP GROWTH       VIP INDEX 500
                        VIP OVERSEAS  (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)
                        ------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
 value.................  $7,597,451      $2,062,155        $16,363,074       $12,974,948       $6,922,788        $19,143,352
                         ----------      ----------        -----------       -----------       ----------        -----------
    Total assets.......  $7,597,451      $2,062,155        $16,363,074       $12,974,948       $6,922,788        $19,143,352
                         ==========      ==========        ===========       ===========       ==========        ===========
NET ASSETS
Accumulation units.....  $7,481,665      $2,062,155        $16,363,074       $12,961,806       $6,912,475        $19,130,954
Contracts in payout
 (annuitization)
 period................     115,786              --                 --            13,142           10,313             12,398
                         ----------      ----------        -----------       -----------       ----------        -----------
    Total net assets...  $7,597,451      $2,062,155        $16,363,074       $12,974,948       $6,922,788        $19,143,352
                         ==========      ==========        ===========       ===========       ==========        ===========
FUND SHARE
 INFORMATION
Number of shares.......     406,281         122,529            445,860           544,480          110,235             92,920
                         ==========      ==========        ===========       ===========       ==========        ===========
Cost of investments....  $7,252,956      $1,750,637        $12,065,830       $11,724,756       $3,974,874        $12,503,222
                         ==========      ==========        ===========       ===========       ==========        ===========
ACCUMULATION
 UNIT VALUE
    Lowest.............  $    10.69      $    13.61        $     19.55       $     14.56       $    15.13        $     16.29
                         ==========      ==========        ===========       ===========       ==========        ===========
    Highest............  $    21.50      $    15.82        $     22.72       $     17.30       $    22.73        $     18.93
                         ==========      ==========        ===========       ===========       ==========        ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                      ----------------------------------------------------------------------------------------------
                          FIDELITY          FIDELITY          FIDELITY
                          VARIABLE          VARIABLE          VARIABLE      GOLDMAN SACHS GOLDMAN SACHS
                          INSURANCE         INSURANCE         INSURANCE       VARIABLE      VARIABLE      INVESCO
                        PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND     INSURANCE     INSURANCE    INVESTMENT
                      (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)     TRUST         TRUST       SERVICES
                         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                      ----------------- ----------------- ----------------- ------------- ------------- ------------
                                                                                 VIT           VIT
                       VIP INVESTMENT       VIP MONEY                         SMALL CAP     STRATEGIC   INVESCO V.I.
                         GRADE BOND          MARKET         VIP OVERSEAS       EQUITY     INTERNATIONAL   AMERICAN
                      (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)   INSIGHTS       EQUITY      FRANCHISE
                      ----------------- ----------------- ----------------- ------------- ------------- ------------
ASSETS
Investments, at fair
 value...............    $14,832,186       $16,837,810       $13,198,799      $849,615      $655,034      $293,043
                         -----------       -----------       -----------      --------      --------      --------
    Total assets.....    $14,832,186       $16,837,810       $13,198,799      $849,615      $655,034      $293,043
                         ===========       ===========       ===========      ========      ========      ========
NET ASSETS
Accumulation
 units...............    $14,783,818       $16,837,810       $13,198,799      $817,448      $650,746      $293,043
Contracts in payout
 (annuitization)
 period..............         48,368                --                --        32,167         4,288            --
                         -----------       -----------       -----------      --------      --------      --------
    Total net
     assets..........    $14,832,186       $16,837,810       $13,198,799      $849,615      $655,034      $293,043
                         ===========       ===========       ===========      ========      ========      ========
FUND SHARE
 INFORMATION
Number of shares.....      1,185,626        16,837,810           711,526        62,152        70,738         5,340
                         ===========       ===========       ===========      ========      ========      ========
Cost of
 investments.........    $14,855,889       $16,837,810       $12,539,304      $736,103      $677,346      $202,260
                         ===========       ===========       ===========      ========      ========      ========
ACCUMULATION
 UNIT VALUE
    Lowest...........    $     11.88       $      8.73       $     12.74      $  26.44      $  11.13      $  12.29
                         ===========       ===========       ===========      ========      ========      ========
    Highest..........    $     15.85       $     10.15       $     16.43      $  27.26      $  11.48      $  13.13
                         ===========       ===========       ===========      ========      ========      ========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            -------------------------------------------------------------------------------
                                                                      INVESCO      INVESCO       INVESCO
                              INVESCO      INVESCO       INVESCO     INVESTMENT   INVESTMENT   INVESTMENT
                             INVESTMENT   INVESTMENT   INVESTMENT     SERVICES     SERVICES     SERVICES
                              SERVICES     SERVICES     SERVICES    (SERIES II)  (SERIES II)   (SERIES II)
                            SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                            ------------ ------------ ------------- ------------ ------------ -------------
                            INVESCO V.I.              INVESCO V.I.  INVESCO V.I. INVESCO V.I. INVESCO V.I.
                              AMERICAN   INVESCO V.I.     VALUE       AMERICAN       CORE      GOVERNMENT
                               VALUE      HIGH YIELD  OPPORTUNITIES FRANCHISE II  EQUITY II   SECURITIES II
                            ------------ ------------ ------------- ------------ ------------ -------------
ASSETS
Investments, at fair value. $13,872,968   $1,368,781   $4,962,660     $874,222    $3,072,305   $3,363,689
                            -----------   ----------   ----------     --------    ----------   ----------
    Total assets........... $13,872,968   $1,368,781   $4,962,660     $874,222    $3,072,305   $3,363,689
                            ===========   ==========   ==========     ========    ==========   ==========
NET ASSETS
Accumulation units......... $13,824,404   $1,359,847   $4,958,947     $874,222    $3,072,305   $3,344,776
Contracts in payout
 (annuitization) period....      48,564        8,934        3,713           --            --       18,913
                            -----------   ----------   ----------     --------    ----------   ----------
    Total net assets....... $13,872,968   $1,368,781   $4,962,660     $874,222    $3,072,305   $3,363,689
                            ===========   ==========   ==========     ========    ==========   ==========
FUND SHARE
 INFORMATION
Number of shares...........     696,434      247,519      504,335       16,301        75,785      288,977
                            ===========   ==========   ==========     ========    ==========   ==========
Cost of investments........ $10,382,494   $1,329,284   $4,138,665     $617,625    $1,924,971   $3,422,975
                            ===========   ==========   ==========     ========    ==========   ==========
ACCUMULATION UNIT
 VALUE
    Lowest................. $     23.09   $    16.13   $    13.12     $  12.39    $    14.23   $    10.41
                            ===========   ==========   ==========     ========    ==========   ==========
    Highest................ $     31.17   $    18.43   $    14.48     $  14.40    $    16.04   $    12.10
                            ===========   ==========   ==========     ========    ==========   ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            ----------------------------------------------------------------------------------
                              INVESCO      INVESCO      INVESCO        INVESCO
                             INVESTMENT   INVESTMENT   INVESTMENT     INVESTMENT     J.P. MORGAN
                              SERVICES     SERVICES     SERVICES       SERVICES         SERIES     JANUS ASPEN
                            (SERIES II)  (SERIES II)  (SERIES II)    (SERIES II)       TRUST II      SERIES
                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                            ------------ ------------ ------------ ---------------- -------------- -----------
                            INVESCO V.I. INVESCO V.I. INVESCO V.I.   INVESCO V.I.   J.P. MORGAN IT
                             GROWTH AND  MID CAP CORE   MID CAP         VALUE         SMALL CAP
                             INCOME II    EQUITY II    GROWTH II   OPPORTUNITIES II CORE PORTFOLIO  BALANCED
                            ------------ ------------ ------------ ---------------- -------------- -----------
ASSETS
Investments, at fair value. $19,710,477   $5,549,961   $4,438,873     $2,865,799      $1,135,968   $23,893,560
                            -----------   ----------   ----------     ----------      ----------   -----------
    Total assets........... $19,710,477   $5,549,961   $4,438,873     $2,865,799      $1,135,968   $23,893,560
                            ===========   ==========   ==========     ==========      ==========   ===========
NET ASSETS
Accumulation units......... $19,685,256   $5,549,961   $4,428,394     $2,865,799      $1,127,799   $23,723,506
Contracts in payout
 (annuitization) period....      25,221           --       10,479             --           8,169       170,054
                            -----------   ----------   ----------     ----------      ----------   -----------
    Total net assets....... $19,710,477   $5,549,961   $4,438,873     $2,865,799      $1,135,968   $23,893,560
                            ===========   ==========   ==========     ==========      ==========   ===========
FUND SHARE
 INFORMATION
Number of shares...........     785,591      401,009      773,323        292,727          47,214       760,215
                            ===========   ==========   ==========     ==========      ==========   ===========
Cost of investments........ $15,109,009   $4,985,579   $3,128,324     $2,298,052      $  717,966   $19,436,259
                            ===========   ==========   ==========     ==========      ==========   ===========
ACCUMULATION UNIT
 VALUE
    Lowest................. $     16.85   $    15.66   $    18.02     $    11.93      $    25.73   $     18.85
                            ===========   ==========   ==========     ==========      ==========   ===========
    Highest................ $     20.72   $    18.20   $    21.26     $    13.86      $    26.52   $     54.16
                            ===========   ==========   ==========     ==========      ==========   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            ---------------------------------------------------------------------------------
                                                                                               JANUS ASPEN
                               JANUS        JANUS        JANUS        JANUS        JANUS          SERIES
                            ASPEN SERIES ASPEN SERIES ASPEN SERIES ASPEN SERIES ASPEN SERIES (SERVICE SHARES)
                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
                            ------------ ------------ ------------ ------------ ------------ ----------------
                                           FLEXIBLE      FORTY        GLOBAL       JANUS         BALANCED
                             ENTERPRISE      BOND      PORTFOLIO     RESEARCH    PORTFOLIO   (SERVICE SHARES)
                            ------------ ------------ ------------ ------------ ------------ ----------------
ASSETS
Investments, at fair value. $14,649,504   $8,777,167   $2,243,185  $11,436,733  $11,507,048     $5,389,067
                            -----------   ----------   ----------  -----------  -----------     ----------
    Total assets........... $14,649,504   $8,777,167   $2,243,185  $11,436,733  $11,507,048     $5,389,067
                            ===========   ==========   ==========  ===========  ===========     ==========
NET ASSETS
Accumulation units......... $14,495,463   $8,723,117   $2,243,185  $11,248,330  $11,346,013     $5,389,067
Contracts in payout
 (annuitization) period....     154,041       54,050           --      188,403      161,035             --
                            -----------   ----------   ----------  -----------  -----------     ----------
    Total net assets....... $14,649,504   $8,777,167   $2,243,185  $11,436,733  $11,507,048     $5,389,067
                            ===========   ==========   ==========  ===========  ===========     ==========
FUND SHARE
 INFORMATION
Number of shares...........     237,201      732,652       55,704      275,916      321,785        163,454
                            ===========   ==========   ==========  ===========  ===========     ==========
Cost of investments........ $ 8,571,493   $8,858,057   $1,785,012  $ 8,372,644  $ 7,957,285     $4,500,645
                            ===========   ==========   ==========  ===========  ===========     ==========
ACCUMULATION UNIT
 VALUE
    Lowest................. $     10.12   $    19.02   $    22.23  $      8.27  $     10.25     $    17.77
                            ===========   ==========   ==========  ===========  ===========     ==========
    Highest................ $     54.92   $    30.51   $    24.24  $     34.09  $     37.26     $    20.65
                            ===========   ==========   ==========  ===========  ===========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                        ----------------------------------------------------------------------------------------------
                             JANUS            JANUS            JANUS            JANUS          LAZARD       LAZARD
                          ASPEN SERIES     ASPEN SERIES     ASPEN SERIES     ASPEN SERIES    RETIREMENT   RETIREMENT
                        (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES) SERIES, INC. SERIES, INC.
                          SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                        ---------------- ---------------- ---------------- ---------------- ------------ -------------
                                                                             PERKINS MID
                             FORTY            GLOBAL                          CAP VALUE
                           PORTFOLIO         RESEARCH         OVERSEAS        PORTFOLIO       EMERGING
                            (SERVICE         (SERVICE         (SERVICE         (SERVICE       MARKETS    INTERNATIONAL
                            SHARES)          SHARES)          SHARES)          SHARES)         EQUITY       EQUITY
                        ---------------- ---------------- ---------------- ---------------- ------------ -------------
ASSETS
Investments, at fair
 value.................    $2,777,747        $649,163        $3,475,045       $8,705,655     $2,150,705    $414,004
                           ----------        --------        ----------       ----------     ----------    --------
    Total assets.......    $2,777,747        $649,163        $3,475,045       $8,705,655     $2,150,705    $414,004
                           ==========        ========        ==========       ==========     ==========    ========
NET ASSETS
Accumulation units.....    $2,777,747        $649,163        $3,474,900       $8,705,655     $2,100,778    $414,004
Contracts in payout
 (annuitization)
 period................            --              --               145               --         49,927          --
                           ----------        --------        ----------       ----------     ----------    --------
    Total net assets...    $2,777,747        $649,163        $3,475,045       $8,705,655     $2,150,705    $414,004
                           ==========        ========        ==========       ==========     ==========    ========
FUND SHARE
 INFORMATION
Number of shares.......        70,843          15,923           110,144          473,391        107,751      33,120
                           ==========        ========        ==========       ==========     ==========    ========
Cost of investments....    $2,396,144        $428,603        $4,873,233       $7,230,568     $2,022,783    $367,439
                           ==========        ========        ==========       ==========     ==========    ========
ACCUMULATION
 UNIT VALUE
    Lowest.............    $    20.52        $  11.74        $     9.66       $    18.67     $    34.42    $  12.76
                           ==========        ========        ==========       ==========     ==========    ========
    Highest............    $    23.85        $  14.40        $    13.91       $    21.70     $    40.17    $  13.15
                           ==========        ========        ==========       ==========     ==========    ========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                        ----------------------------------------------------------------------------------
                          LEGG MASON    LEGG MASON
                           PARTNERS      PARTNERS   MFS VARIABLE  MFS VARIABLE   MFS VARIABLE MFS VARIABLE
                           VARIABLE      VARIABLE    INSURANCE      INSURANCE     INSURANCE    INSURANCE
                         EQUITY TRUST  INCOME TRUST    TRUST          TRUST         TRUST        TRUST
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                        -------------- ------------ ------------ --------------- ------------ ------------
                                         WESTERN
                                          ASSET
                         CLEARBRIDGE     VARIABLE
                        VARIABLE LARGE GLOBAL HIGH
                          CAP VALUE     YIELD BOND                     MFS         MFS NEW
                         PORTFOLIO I   PORTFOLIO II  MFS GROWTH  INVESTORS TRUST  DISCOVERY   MFS RESEARCH
                        -------------- ------------ ------------ --------------- ------------ ------------
ASSETS
Investments, at fair
 value.................   $8,826,081    $8,882,162   $2,744,226    $1,704,878     $5,612,818   $1,389,161
                          ----------    ----------   ----------    ----------     ----------   ----------
    Total assets.......   $8,826,081    $8,882,162   $2,744,226    $1,704,878     $5,612,818   $1,389,161
                          ==========    ==========   ==========    ==========     ==========   ==========
NET ASSETS
Accumulation units.....   $8,757,449    $8,882,162   $2,710,597    $1,702,212     $5,498,908   $1,373,565
Contracts in payout
 (annuitization)
 period................       68,632            --       33,629         2,666        113,910       15,596
                          ----------    ----------   ----------    ----------     ----------   ----------
    Total net assets...   $8,826,081    $8,882,162   $2,744,226    $1,704,878     $5,612,818   $1,389,161
                          ==========    ==========   ==========    ==========     ==========   ==========
FUND SHARE
 INFORMATION
Number of shares.......      453,317     1,168,706       69,037        56,063        343,923       47,721
                          ==========    ==========   ==========    ==========     ==========   ==========
Cost of investments....   $7,864,097    $9,817,008   $1,708,809    $1,172,149     $5,341,804   $  949,667
                          ==========    ==========   ==========    ==========     ==========   ==========
ACCUMULATION
 UNIT VALUE
    Lowest.............   $    12.65    $    14.26   $    10.16    $    14.91     $    15.17   $    13.13
                          ==========    ==========   ==========    ==========     ==========   ==========
    Highest............   $    20.07    $    16.57   $    21.92    $    19.03     $    34.39   $    20.39
                          ==========    ==========   ==========    ==========     ==========   ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                        --------------------------------------------------------------------------------------------
                                      MFS VARIABLE    MFS VARIABLE    MFS VARIABLE    MFS VARIABLE    MFS VARIABLE
                        MFS VARIABLE    INSURANCE       INSURANCE       INSURANCE       INSURANCE       INSURANCE
                         INSURANCE        TRUST           TRUST           TRUST           TRUST           TRUST
                           TRUST     (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)
                        SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                        ------------ --------------- --------------- --------------- --------------- ---------------
                                           MFS        MFS INVESTORS   MFS INVESTORS      MFS NEW        MFS TOTAL
                            MFS        HIGH YIELD     GROWTH STOCK        TRUST         DISCOVERY        RETURN
                        TOTAL RETURN (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)
                        ------------ --------------- --------------- --------------- --------------- ---------------
ASSETS
Investments, at fair
 value................. $10,290,233    $3,548,343      $5,763,536      $1,146,792      $3,526,787      $5,446,127
                        -----------    ----------      ----------      ----------      ----------      ----------
    Total assets....... $10,290,233    $3,548,343      $5,763,536      $1,146,792      $3,526,787      $5,446,127
                        ===========    ==========      ==========      ==========      ==========      ==========
NET ASSETS
Accumulation units..... $10,268,796    $3,535,757      $5,763,536      $1,146,792      $3,488,897      $5,433,632
Contracts in payout
 (annuitization)
 period................      21,437        12,586              --              --          37,890          12,495
                        -----------    ----------      ----------      ----------      ----------      ----------
    Total net assets... $10,290,233    $3,548,343      $5,763,536      $1,146,792      $3,526,787      $5,446,127
                        ===========    ==========      ==========      ==========      ==========      ==========
FUND SHARE
 INFORMATION
Number of shares.......     423,292       587,474         368,748          38,061         230,509         227,396
                        ===========    ==========      ==========      ==========      ==========      ==========
Cost of investments.... $ 8,272,314    $3,599,869      $3,758,341      $  778,383      $3,519,889      $4,508,639
                        ===========    ==========      ==========      ==========      ==========      ==========
ACCUMULATION
 UNIT VALUE
    Lowest............. $     18.99    $    13.99      $    16.25      $    17.07      $    17.15      $    14.00
                        ===========    ==========      ==========      ==========      ==========      ==========
    Highest............ $     22.65    $    16.26      $    18.88      $    19.84      $    20.56      $    16.27
                        ===========    ==========      ==========      ==========      ==========      ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            -----------------------------------------------------------------------------------------------
                                                              OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                             MFS VARIABLE    MFS VARIABLE      VARIABLE        VARIABLE        VARIABLE     PANORAMA SERIES
                               INSURANCE       INSURANCE     ACCOUNT FUNDS   ACCOUNT FUNDS   ACCOUNT FUNDS    FUND, INC.
                                 TRUST           TRUST      (SERVICE SHARES (SERVICE SHARES (SERVICE SHARES (SERVICE SHARES
                            (SERVICE CLASS) (SERVICE CLASS)     ("SS"))         ("SS"))         ("SS"))         ("SS"))
                              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                            --------------- --------------- --------------- --------------- --------------- ---------------
                                                              OPPENHEIMER
                                                               DISCOVERY                      OPPENHEIMER     OPPENHEIMER
                             MFS UTILITIES     MFS VALUE        MID CAP       OPPENHEIMER     MAIN STREET    INTERNATIONAL
                            (SERVICE CLASS) (SERVICE CLASS)   GROWTH (SS)     GLOBAL (SS)   SMALL CAP (SS)    GROWTH (SS)
                            --------------- --------------- --------------- --------------- --------------- ---------------
ASSETS
Investments, at fair value.   $2,404,724      $2,233,890      $1,620,307      $5,513,034      $21,797,184     $1,440,058
                              ----------      ----------      ----------      ----------      -----------     ----------
    Total assets...........   $2,404,724      $2,233,890      $1,620,307      $5,513,034      $21,797,184     $1,440,058
                              ==========      ==========      ==========      ==========      ===========     ==========
NET ASSETS
Accumulation units.........   $2,403,238      $2,233,890      $1,620,307      $5,513,034      $21,751,545     $1,436,782
Contracts in payout
 (annuitization) period....        1,486              --              --              --           45,639          3,276
                              ----------      ----------      ----------      ----------      -----------     ----------
    Total net assets.......   $2,404,724      $2,233,890      $1,620,307      $5,513,034      $21,797,184     $1,440,058
                              ==========      ==========      ==========      ==========      ===========     ==========
FUND SHARE
 INFORMATION
Number of shares...........       71,826         111,416          21,261         140,962          830,053        600,024
                              ==========      ==========      ==========      ==========      ===========     ==========
Cost of investments........   $1,834,013      $1,487,662      $1,051,719      $4,232,398      $14,707,054     $1,044,328
                              ==========      ==========      ==========      ==========      ===========     ==========
ACCUMULATION UNIT
 VALUE
    Lowest.................   $    27.21      $    18.29      $    14.16      $    16.76      $     19.87     $    17.60
                              ==========      ==========      ==========      ==========      ===========     ==========
    Highest................   $    37.09      $    21.26      $    16.17      $    19.48      $     29.16     $    20.28
                              ==========      ==========      ==========      ==========      ===========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                        ------------------------------------------------------------------------------------------------
                                                PIMCO           PIMCO           PIMCO
                          PIMCO VARIABLE      VARIABLE        VARIABLE        VARIABLE         PUTNAM         PUTNAM
                         INSURANCE TRUST   INSURANCE TRUST INSURANCE TRUST INSURANCE TRUST VARIABLE TRUST VARIABLE TRUST
                           SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                        ------------------ --------------- --------------- --------------- -------------- --------------
                                                                                                                VT
                           FOREIGN BOND                       PIMCO VIT       PIMCO VIT          VT       INTERNATIONAL
                        (US DOLLAR-HEDGED)  MONEY MARKET     REAL RETURN    TOTAL RETURN     HIGH YIELD       VALUE
                        ------------------ --------------- --------------- --------------- -------------- --------------
ASSETS
Investments, at fair
 value.................    $11,325,072       $14,625,824     $11,717,515     $40,788,588     $1,950,307     $1,880,580
                           -----------       -----------     -----------     -----------     ----------     ----------
    Total assets.......    $11,325,072       $14,625,824     $11,717,515     $40,788,588     $1,950,307     $1,880,580
                           ===========       ===========     ===========     ===========     ==========     ==========
NET ASSETS
Accumulation units.....    $11,313,765       $14,564,176     $11,717,128     $40,640,865     $1,937,910     $1,871,282
Contracts in payout
 (annuitization)
 period................         11,307            61,648             387         147,723         12,397          9,298
                           -----------       -----------     -----------     -----------     ----------     ----------
    Total net assets...    $11,325,072       $14,625,824     $11,717,515     $40,788,588     $1,950,307     $1,880,580
                           ===========       ===========     ===========     ===========     ==========     ==========
FUND SHARE
 INFORMATION
Number of shares.......      1,038,997        14,625,824         914,716       3,641,838        288,934        190,342
                           ===========       ===========     ===========     ===========     ==========     ==========
Cost of investments....    $10,690,103       $14,625,824     $11,917,257     $39,273,419     $1,968,114     $2,354,259
                           ===========       ===========     ===========     ===========     ==========     ==========
ACCUMULATION
 UNIT VALUE
    Lowest.............    $     14.06       $      8.65     $     12.25     $     13.41     $    19.79     $    13.43
                           ===========       ===========     ===========     ===========     ==========     ==========
    Highest............    $     20.47       $     10.72     $     15.13     $     20.47     $    22.07     $    15.48
                           ===========       ===========     ===========     ===========     ==========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                            ---------------------------------------------------------------------------------
                               RYDEX       RYDEX    T. ROWE PRICE T. ROWE PRICE T. ROWE PRICE  T. ROWE PRICE
                             VARIABLE    VARIABLE      EQUITY        EQUITY        EQUITY         EQUITY
                               TRUST       TRUST    SERIES, INC.  SERIES, INC.  SERIES, INC.  SERIES, INC. II
                            SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                            ----------- ----------- ------------- ------------- ------------- ---------------
                            GUGGENHEIM
                                VIF        RYDEX    T. ROWE PRICE T. ROWE PRICE T. ROWE PRICE  T. ROWE PRICE
                            LONG SHORT      VIF        EQUITY        MID-CAP     NEW AMERICA     BLUE CHIP
                              EQUITY    NASDAQ-100     INCOME        GROWTH        GROWTH        GROWTH II
                            ----------- ----------- ------------- ------------- ------------- ---------------
ASSETS
Investments, at fair value. $1,235,295  $1,060,933   $11,805,765   $10,753,347   $3,023,913     $12,944,128
                            ----------  ----------   -----------   -----------   ----------     -----------
    Total assets........... $1,235,295  $1,060,933   $11,805,765   $10,753,347   $3,023,913     $12,944,128
                            ==========  ==========   ===========   ===========   ==========     ===========
NET ASSETS
Accumulation units......... $1,235,295  $1,060,933   $11,776,084   $10,668,211   $3,009,790     $12,944,128
Contracts in payout
 (annuitization) period....         --          --        29,681        85,136       14,123              --
                            ----------  ----------   -----------   -----------   ----------     -----------
    Total net assets....... $1,235,295  $1,060,933   $11,805,765   $10,753,347   $3,023,913     $12,944,128
                            ==========  ==========   ===========   ===========   ==========     ===========
FUND SHARE
 INFORMATION
Number of shares...........     81,916      31,482       393,263       385,701      121,442         641,116
                            ==========  ==========   ===========   ===========   ==========     ===========
Cost of investments........ $1,021,587  $  620,476   $ 8,495,674   $ 8,197,776   $2,625,995     $ 6,875,817
                            ==========  ==========   ===========   ===========   ==========     ===========
ACCUMULATION UNIT
 VALUE
    Lowest................. $    12.23  $    11.28   $     21.73   $     28.07   $    15.80     $     17.69
                            ==========  ==========   ===========   ===========   ==========     ===========
    Highest................ $    18.27  $    19.86   $     25.13   $     44.94   $    20.95     $     20.56
                            ==========  ==========   ===========   ===========   ==========     ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                                     -------------------------------------------------------------------------------------
                                                                                               THE UNIVERSAL THE UNIVERSAL
                                      T. ROWE PRICE  T. ROWE PRICE THE UNIVERSAL THE UNIVERSAL INSTITUTIONAL INSTITUTIONAL
                                         EQUITY      INTERNATIONAL INSTITUTIONAL INSTITUTIONAL  FUNDS, INC.   FUNDS, INC.
                                     SERIES, INC. II SERIES, INC.   FUNDS, INC.   FUNDS, INC.   (CLASS II)    (CLASS II)
                                       SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                     --------------- ------------- ------------- ------------- ------------- -------------
                                                                                                              VAN KAMPEN
                                      T. ROWE PRICE  T. ROWE PRICE                VAN KAMPEN    VAN KAMPEN     UIF U.S.
                                         EQUITY      INTERNATIONAL  VAN KAMPEN    UIF MID CAP   UIF GROWTH    REAL ESTATE
                                        INCOME II        STOCK      UIF GROWTH      GROWTH      (CLASS II)    (CLASS II)
                                     --------------- ------------- ------------- ------------- ------------- -------------
ASSETS
Investments, at fair value..........   $17,127,220    $3,202,892    $8,228,232    $1,642,242    $2,166,251    $10,487,574
                                       -----------    ----------    ----------    ----------    ----------    -----------
    Total assets....................   $17,127,220    $3,202,892    $8,228,232    $1,642,242    $2,166,251    $10,487,574
                                       ===========    ==========    ==========    ==========    ==========    ===========
NET ASSETS
Accumulation units..................   $17,127,220    $3,199,840    $8,198,868    $1,620,411    $2,166,251    $10,487,574
Contracts in payout (annuitization)
 period.............................            --         3,052        29,364        21,831            --             --
                                       -----------    ----------    ----------    ----------    ----------    -----------
    Total net assets................   $17,127,220    $3,202,892    $8,228,232    $1,642,242    $2,166,251    $10,487,574
                                       ===========    ==========    ==========    ==========    ==========    ===========
FUND SHARE INFORMATION
Number of shares....................       572,051       209,888       267,759       129,006        72,281        523,855
                                       ===========    ==========    ==========    ==========    ==========    ===========
Cost of investments.................   $12,184,592    $2,872,623    $4,316,780    $1,340,685    $1,687,235    $ 7,962,878
                                       ===========    ==========    ==========    ==========    ==========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest..........................   $     15.53    $    10.19    $    22.93    $    20.89    $    20.22    $     21.29
                                       ===========    ==========    ==========    ==========    ==========    ===========
    Highest.........................   $     18.05    $    14.83    $    25.01    $    21.54    $    23.50    $     33.03
                                       ===========    ==========    ==========    ==========    ==========    ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2014


                                     -------------------------------------------------------------------
                                       VAN ECK     VAN ECK      VAN ECK
                                      WORLDWIDE   WORLDWIDE    WORLDWIDE
                                      INSURANCE   INSURANCE    INSURANCE    WELLS FARGO    WELLS FARGO
                                        TRUST       TRUST        TRUST     VARIABLE TRUST VARIABLE TRUST
                                     SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                     ----------- ----------- ------------- -------------- --------------
                                     VAN ECK VIP VAN ECK VIP  VAN ECK VIP   WELLS FARGO    WELLS FARGO
                                      EMERGING   GLOBAL HARD MULTI-MANAGER  ADVANTAGE VT   ADVANTAGE VT
                                       MARKETS     ASSETS    ALTERNATIVES    DISCOVERY     OPPORTUNITY
                                     ----------- ----------- ------------- -------------- --------------
ASSETS
Investments, at fair value.......... $2,677,087  $3,082,005    $740,731      $3,682,641     $5,014,700
                                     ----------  ----------    --------      ----------     ----------
    Total assets.................... $2,677,087  $3,082,005    $740,731      $3,682,641     $5,014,700
                                     ==========  ==========    ========      ==========     ==========
NET ASSETS
Accumulation units.................. $2,677,087  $3,082,005    $740,731      $3,676,705     $5,005,477
Contracts in payout (annuitization)
 period.............................         --          --          --           5,936          9,223
                                     ----------  ----------    --------      ----------     ----------
    Total net assets................ $2,677,087  $3,082,005    $740,731      $3,682,641     $5,014,700
                                     ==========  ==========    ========      ==========     ==========
FUND SHARE INFORMATION
Number of shares....................    206,725     121,482      73,485         119,917        173,760
                                     ==========  ==========    ========      ==========     ==========
Cost of investments................. $2,890,418  $3,635,118    $721,826      $2,727,234     $3,524,320
                                     ==========  ==========    ========      ==========     ==========
ACCUMULATION UNIT VALUE
    Lowest.......................... $    23.59  $    21.75    $   9.02      $    24.62     $    19.30
                                     ==========  ==========    ========      ==========     ==========
    Highest......................... $    27.42  $    25.28    $  10.49      $    25.97     $    20.36
                                     ==========  ==========    ========      ==========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                              -------------------------------------------------------------------------
                                               THE ALGER    THE ALGER   THE ALGER   THE ALGER   THE ALGER   THE ALGER
                                               PORTFOLIOS  PORTFOLIOS  PORTFOLIOS  PORTFOLIOS  PORTFOLIOS   PORTFOLIOS
                                              (CLASS 1-2)  (CLASS 1-2) (CLASS 1-2) (CLASS 1-2) (CLASS 1-2)  (CLASS S)
                                              SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                              ------------ ----------- ----------- ----------- ----------- ------------
                                                 ALGER        ALGER       ALGER       ALGER       ALGER       ALGER
                                                CAPITAL     GROWTH &    LARGE CAP    MID CAP    SMALL CAP    CAPITAL
                                              APPRECIATION   INCOME      GROWTH      GROWTH      GROWTH    APPRECIATION
                                              (CLASS 1-2)  (CLASS 1-2) (CLASS 1-2) (CLASS 1-2) (CLASS 1-2)  (CLASS S)
                                              ------------ ----------- ----------- ----------- ----------- ------------
NET INVESTMENT INCOME (LOSS)
Dividends.................................... $    11,147  $  114,127  $    8,174  $       --  $       --   $      --
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk...............    (168,823)    (73,088)    (75,532)   (156,103)    (83,239)    (42,158)
    Administrative expense...................     (12,724)     (5,637)     (5,804)    (11,536)     (6,696)     (2,931)
                                              -----------  ----------  ----------  ----------  ----------   ---------
    Net investment income (loss).............    (170,400)     35,402     (73,162)   (167,639)    (89,935)    (45,089)
                                              -----------  ----------  ----------  ----------  ----------   ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   2,594,408   1,302,921   1,433,258   2,456,488   1,266,408     938,303
    Cost of investments sold.................   1,689,723     923,370     948,204   2,168,010   1,073,525     668,519
                                              -----------  ----------  ----------  ----------  ----------   ---------
       Realized gains (losses) on fund
        shares...............................     904,685     379,551     485,054     288,478     192,883     269,784
Realized gain distributions..................   1,782,233          --     828,206          --     515,914     434,064
                                              -----------  ----------  ----------  ----------  ----------   ---------
    Net realized gains (losses)..............   2,686,918     379,551   1,313,260     288,478     708,797     703,848
Change in unrealized gains (losses)..........  (1,168,758)    115,344    (758,036)    543,122    (720,917)   (352,170)
                                              -----------  ----------  ----------  ----------  ----------   ---------
    Net realized and change in
     unrealized gains (losses) on
     investments.............................   1,518,160     494,895     555,224     831,600     (12,120)    351,678
                                              -----------  ----------  ----------  ----------  ----------   ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS...................... $ 1,347,760  $  530,297  $  482,062  $  663,961  $ (102,055)  $ 306,589
                                              ===========  ==========  ==========  ==========  ==========   =========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                              --------------------------------------------------------------------------
                                                                        DEUTSCHE    DEUTSCHE
                                                                        VARIABLE    VARIABLE
                                               THE ALGER    THE ALGER   INSURANCE   INSURANCE    DEUTSCHE     DEUTSCHE
                                              PORTFOLIOS   PORTFOLIOS     TRUST       TRUST      VARIABLE     VARIABLE
                                               (CLASS S)    (CLASS S)   FUNDS (A)   FUNDS (A)  SERIES I (D) SERIES I (D)
                                              SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                              -----------  ----------- ----------- ----------- ------------ ------------
                                                 ALGER        ALGER     DEUTSCHE    DEUTSCHE
                                               LARGE CAP     MID CAP   EQUITY 500   SMALL CAP    DEUTSCHE     DEUTSCHE
                                                GROWTH       GROWTH       INDEX       INDEX        BOND     CORE EQUITY
                                               (CLASS S)    (CLASS S)   VIP B (B)   VIP B (C)   VIP A (E)    VIP A (F)
                                              -----------  ----------- ----------- ----------- ------------ ------------
NET INVESTMENT INCOME (LOSS)
Dividends.................................... $        --  $       --   $ 19,038    $  4,239     $131,992     $ 14,589
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk...............     (68,822)    (80,461)   (17,117)     (7,713)     (50,893)     (20,281)
    Administrative expense...................      (4,976)     (5,540)    (1,154)       (561)      (3,932)      (1,368)
                                              -----------  ----------   --------    --------     --------     --------
    Net investment income (loss).............     (73,798)    (86,001)       767      (4,035)      77,167       (7,060)
                                              -----------  ----------   --------    --------     --------     --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   1,371,131   1,423,211    287,753     148,127      862,412      507,646
    Cost of investments sold.................     772,483   1,185,581    185,161     112,830      961,252      361,372
                                              -----------  ----------   --------    --------     --------     --------
       Realized gains (losses) on fund
        shares...............................     598,648     237,630    102,592      35,297      (98,840)     146,274
Realized gain distributions..................   1,004,319          --     39,197      32,284           --           --
                                              -----------  ----------   --------    --------     --------     --------
    Net realized gains (losses)..............   1,602,967     237,630    141,789      67,581      (98,840)     146,274
Change in unrealized gains (losses)..........  (1,123,944)    169,834    (21,694)    (47,917)     211,487       (9,651)
                                              -----------  ----------   --------    --------     --------     --------
    Net realized and change in unrealized
     gains (losses) on investments...........     479,023     407,464    120,095      19,664      112,647      136,623
                                              -----------  ----------   --------    --------     --------     --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS...................... $   405,225  $  321,463   $120,862    $ 15,629     $189,814     $129,563
                                              ===========  ==========   ========    ========     ========     ========

--------
(a)Previously known as DWS Investments Variable Insurance Trust Funds
(b)Previously known as DWS Equity 500 Index VIP B
(c)Previously known as DWS Small Cap Index VIP B
(d)Previously known as DWS Variable Series I
(e)Previously known as DWS Bond VIP A
(f)Previously known as DWS Core Equity VIP A

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                         ------------------------------------------------------------------------------
                                           DEUTSCHE     DEUTSCHE      DEUTSCHE      FEDERATED    FEDERATED   FEDERATED
                                           VARIABLE     VARIABLE      VARIABLE      INSURANCE    INSURANCE   INSURANCE
                                         SERIES I (D) SERIES I (D)  SERIES II (I)    SERIES       SERIES      SERIES
                                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                         ------------ ------------- ------------- ------------- ----------- -----------
                                           DEUTSCHE                   DEUTSCHE      FEDERATED    FEDERATED   FEDERATED
                                            GLOBAL      DEUTSCHE    GLOBAL INCOME FUND FOR U.S. HIGH INCOME   MANAGED
                                          SMALL CAP   INTERNATIONAL    BUILDER     GOVERNMENT      BOND     VOLATILITY
                                          VIP A (G)     VIP A (H)   VIP A II (J)  SECURITIES II   FUND II     FUND II
                                         ------------ ------------- ------------- ------------- ----------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................  $   42,307    $  30,698     $ 104,886    $  272,132   $  657,580   $ 104,936
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk..........     (71,536)     (23,568)      (46,331)     (126,350)    (145,226)    (40,330)
    Administrative expense..............      (4,875)      (1,653)       (4,105)       (9,847)     (11,349)     (3,556)
                                          ----------    ---------     ---------    ----------   ----------   ---------
    Net investment income (loss)........     (34,104)       5,477        54,450       135,935      501,005      61,050
                                          ----------    ---------     ---------    ----------   ----------   ---------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................   1,129,582      582,067       535,898     1,979,634    3,832,791     749,942
    Cost of investments sold............     984,486      635,356       457,050     2,040,887    3,757,997     656,823
                                          ----------    ---------     ---------    ----------   ----------   ---------
       Realized gains (losses) on
        fund shares.....................     145,096      (53,289)       78,848       (61,253)      74,794      93,119
Realized gain distributions.............     548,234           --       345,771            --           --     220,894
                                          ----------    ---------     ---------    ----------   ----------   ---------
    Net realized gains (losses).........     693,330      (53,289)      424,619       (61,253)      74,794     314,013
Change in unrealized gains (losses).....    (942,635)    (160,716)     (401,277)      205,665     (433,502)   (281,331)
                                          ----------    ---------     ---------    ----------   ----------   ---------
    Net realized and change in
     unrealized gains (losses) on
     investments........................    (249,305)    (214,005)       23,342       144,412     (358,708)     32,682
                                          ----------    ---------     ---------    ----------   ----------   ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS.................  $ (283,409)   $(208,528)    $  77,792    $  280,347   $  142,297   $  93,732
                                          ==========    =========     =========    ==========   ==========   =========

--------
(d)Previously known as DWS Variable Series I
(g)Previously known as DWS Global Small Cap Growth VIP A
(h)Previously known as DWS International VIP A
(i)Previously known as DWS Variable Series II
(j)Previously known as DWS Global Income Builder VIP A II

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                 -----------------------------------------------------------------------------------
                                   FIDELITY      FIDELITY      FIDELITY      FIDELITY      FIDELITY      FIDELITY
                                   VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE
                                   INSURANCE     INSURANCE     INSURANCE     INSURANCE     INSURANCE     INSURANCE
                                 PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND PRODUCTS FUND
                                  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                 ------------- ------------- ------------- ------------- ------------- -------------
                                      VIP                                                                   VIP
                                     ASSET          VIP           VIP           VIP           VIP          MONEY
                                    MANAGER     CONTRAFUND   EQUITY-INCOME    GROWTH       INDEX 500      MARKET
                                 ------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends.......................   $  66,554    $  342,301    $  479,605    $   30,093    $  394,028    $     1,599
Charges from Lincoln Benefit
 Life Company:
    Mortality and expense
     risk.......................     (60,696)     (528,272)     (232,988)     (226,443)     (366,848)      (217,902)
    Administrative
     expense....................      (5,886)      (42,103)      (21,945)      (19,573)      (27,922)       (17,178)
                                   ---------    ----------    ----------    ----------    ----------    -----------
    Net investment income
     (loss).....................         (28)     (228,074)      224,672      (215,923)         (742)      (233,481)
                                   ---------    ----------    ----------    ----------    ----------    -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.........     790,593     8,004,691     2,890,824     2,942,054     6,186,358     14,910,452
    Cost of investments
     sold.......................     667,822     5,573,022     2,606,690     1,803,675     4,229,720     14,910,452
                                   ---------    ----------    ----------    ----------    ----------    -----------
       Realized gains
        (losses) on fund
        shares..................     122,771     2,431,669       284,134     1,138,379     1,956,638             --
Realized gain distributions.....     219,067       718,162       238,633            --        21,871             --
                                   ---------    ----------    ----------    ----------    ----------    -----------
    Net realized gains
     (losses)...................     341,838     3,149,831       522,767     1,138,379     1,978,509             --
Change in unrealized gains
 (losses).......................    (134,775)      773,482       466,054       611,299       907,389             --
                                   ---------    ----------    ----------    ----------    ----------    -----------
    Net realized and change
     in unrealized gains
     (losses) on
     investments................     207,063     3,923,313       988,821     1,749,678     2,885,898             --
                                   ---------    ----------    ----------    ----------    ----------    -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS.....................   $ 207,035    $3,695,239    $1,213,493    $1,533,755    $2,885,156    $  (233,481)
                                   =========    ==========    ==========    ==========    ==========    ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                             --------------------------------------------------------------------------------------
                                               FIDELITY          FIDELITY          FIDELITY          FIDELITY
                               FIDELITY        VARIABLE          VARIABLE          VARIABLE          VARIABLE
                               VARIABLE        INSURANCE         INSURANCE         INSURANCE         INSURANCE
                               INSURANCE     PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND
                             PRODUCTS FUND (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)
                              SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                             ------------- ----------------- ----------------- ----------------- -----------------
                                                  VIP               VIP               VIP               VIP
                                  VIP        ASSET MANAGER      CONTRAFUND       EQUITY-INCOME        GROWTH
                               OVERSEAS    (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)
                             ------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................  $  109,096       $  26,484        $  116,757        $  342,142        $       --
Charges from Lincoln
 Benefit Life Company:
    Mortality and
     expense risk...........    (113,430)        (34,688)         (255,115)         (209,395)         (103,316)
    Administrative
     expense................      (8,823)         (2,349)          (17,507)          (14,294)           (7,153)
                              ----------       ---------        ----------        ----------        ----------
    Net investment
     income (loss)..........     (13,157)        (10,553)         (155,865)          118,453          (110,469)
                              ----------       ---------        ----------        ----------        ----------
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales..................   1,251,919         725,342         5,014,771         3,924,850         1,760,546
    Cost of investments
     sold...................   1,115,017         607,172         3,817,944         3,547,474         1,000,517
                              ----------       ---------        ----------        ----------        ----------
       Realized gains
        (losses) on
        fund shares.........     136,902         118,170         1,196,827           377,376           760,029
Realized gain
 distributions..............       2,072         117,466           325,096           191,292                --
                              ----------       ---------        ----------        ----------        ----------
    Net realized gains
     (losses)...............     138,974         235,636         1,521,923           568,668           760,029
Change in unrealized gains
 (losses)...................    (932,683)       (130,041)          240,885           252,251           (15,951)
                              ----------       ---------        ----------        ----------        ----------
    Net realized and
     change in
     unrealized gains
     (losses) on
     investments............    (793,709)        105,595         1,762,808           820,919           744,078
                              ----------       ---------        ----------        ----------        ----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................  $ (806,866)      $  95,042        $1,606,943        $  939,372        $  633,609
                              ==========       =========        ==========        ==========        ==========

                             -----------------
                                 FIDELITY
                                 VARIABLE
                                 INSURANCE
                               PRODUCTS FUND
                             (SERVICE CLASS 2)
                                SUB-ACCOUNT
                             -----------------
                                    VIP
                                 INDEX 500
                             (SERVICE CLASS 2)
                             -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends...................    $  270,011
Charges from Lincoln
 Benefit Life Company:
    Mortality and
     expense risk...........      (294,748)
    Administrative
     expense................       (20,160)
                                ----------
    Net investment
     income (loss)..........       (44,897)
                                ----------
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from
     sales..................     5,644,608
    Cost of investments
     sold...................     3,865,714
                                ----------
       Realized gains
        (losses) on
        fund shares.........     1,778,894
Realized gain
 distributions..............        16,988
                                ----------
    Net realized gains
     (losses)...............     1,795,882
Change in unrealized gains
 (losses)...................       387,688
                                ----------
    Net realized and
     change in
     unrealized gains
     (losses) on
     investments............     2,183,570
                                ----------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.................    $2,138,673
                                ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                ----------------------------------------------------------------------------------------------
                                    FIDELITY          FIDELITY          FIDELITY
                                    VARIABLE          VARIABLE          VARIABLE      GOLDMAN SACHS GOLDMAN SACHS
                                    INSURANCE         INSURANCE         INSURANCE       VARIABLE      VARIABLE      INVESCO
                                  PRODUCTS FUND     PRODUCTS FUND     PRODUCTS FUND     INSURANCE     INSURANCE    INVESTMENT
                                (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2)     TRUST         TRUST       SERVICES
                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                                ----------------- ----------------- ----------------- ------------- ------------- ------------
                                                                                           VIT           VIT
                                 VIP INVESTMENT       VIP MONEY            VIP          SMALL CAP     STRATEGIC   INVESCO V.I.
                                   GRADE BOND          MARKET           OVERSEAS         EQUITY     INTERNATIONAL   AMERICAN
                                (SERVICE CLASS 2) (SERVICE CLASS 2) (SERVICE CLASS 2) INSIGHTS (K)     EQUITY      FRANCHISE
                                ----------------- ----------------- ----------------- ------------- ------------- ------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................    $  294,549        $     2,021       $   150,987      $  6,364      $ 25,958      $    123
Charges from Lincoln Benefit
 Life Company:
    Mortality and expense
     risk......................      (247,925)          (297,519)         (217,808)      (11,662)      (10,725)       (5,339)
    Administrative
     expense...................       (17,124)           (20,369)          (15,034)         (853)         (789)         (357)
                                   ----------        -----------       -----------      --------      --------      --------
    Net investment income
     (loss)....................        29,500           (315,867)          (81,855)       (6,151)       14,444        (5,573)
                                   ----------        -----------       -----------      --------      --------      --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........     5,500,362         10,275,766         3,859,920       113,864       171,605       155,955
    Cost of investments
     sold......................     5,498,841         10,275,766         3,430,181        87,547       157,741       114,233
                                   ----------        -----------       -----------      --------      --------      --------
       Realized gains
        (losses) on fund
        shares.................         1,521                 --           429,739        26,317        13,864        41,722
Realized gain distributions....         7,178                 --             4,103       119,506            --            --
                                   ----------        -----------       -----------      --------      --------      --------
    Net realized gains
     (losses)..................         8,699                 --           433,842       145,823        13,864        41,722
Change in unrealized gains
 (losses)......................       657,633                 --        (1,862,720)      (97,076)      (93,100)      (16,216)
                                   ----------        -----------       -----------      --------      --------      --------
    Net realized and change
     in unrealized gains
     (losses) on
     investments...............       666,332                 --        (1,428,878)       48,747       (79,236)       25,506
                                   ----------        -----------       -----------      --------      --------      --------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................    $  695,832        $  (315,867)      $(1,510,733)     $ 42,596      $(64,792)     $ 19,933
                                   ==========        ===========       ===========      ========      ========      ========

--------
(k)Previously known as VIT Structured Small Cap Equity

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                              -------------------------------------------------------------------------------
                                                                                        INVESCO      INVESCO       INVESCO
                                                INVESCO      INVESCO       INVESCO     INVESTMENT   INVESTMENT   INVESTMENT
                                               INVESTMENT   INVESTMENT   INVESTMENT     SERVICES     SERVICES     SERVICES
                                                SERVICES     SERVICES     SERVICES    (SERIES II)  (SERIES II)   (SERIES II)
                                              SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                                              ------------ ------------ ------------- ------------ ------------ -------------
                                              INVESCO V.I.              INVESCO V.I.  INVESCO V.I. INVESCO V.I. INVESCO V.I.
                                                AMERICAN   INVESCO V.I.     VALUE       AMERICAN       CORE      GOVERNMENT
                                                 VALUE      HIGH YIELD  OPPORTUNITIES FRANCHISE II  EQUITY II   SECURITIES II
                                              ------------ ------------ ------------- ------------ ------------ -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends....................................  $   65,614    $ 64,366    $   71,904     $     --    $   22,560    $ 99,072
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk...............    (208,920)    (20,291)      (78,781)     (14,716)      (51,951)    (51,850)
    Administrative expense...................     (15,178)     (1,469)       (5,481)      (1,007)       (3,619)     (3,550)
                                               ----------    --------    ----------     --------    ----------    --------
    Net investment income (loss).............    (158,484)     42,606       (12,358)     (15,723)      (33,010)     43,672
                                               ----------    --------    ----------     --------    ----------    --------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   3,643,800     313,849     1,899,639      398,927     1,226,513     654,105
    Cost of investments sold.................   2,643,916     288,251     1,611,542      289,098       776,180     664,118
                                               ----------    --------    ----------     --------    ----------    --------
       Realized gains (losses) on fund
        shares...............................     999,884      25,598       288,097      109,829       450,333     (10,013)
Realized gain distributions..................   1,171,390          --            --           --        16,056          --
                                               ----------    --------    ----------     --------    ----------    --------
    Net realized gains (losses)..............   2,171,274      25,598       288,097      109,829       466,389     (10,013)
Change in unrealized gains (losses)..........    (860,926)    (60,197)      (15,577)     (29,796)     (206,162)     46,251
                                               ----------    --------    ----------     --------    ----------    --------
    Net realized and change in
     unrealized gains (losses) on
     investments.............................   1,310,348     (34,599)      272,520       80,033       260,227      36,238
                                               ----------    --------    ----------     --------    ----------    --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $1,151,864    $  8,007    $  260,162     $ 64,310    $  227,217    $ 79,910
                                               ==========    ========    ==========     ========    ==========    ========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                      ----------------------------------------------------------------------------------
                                        INVESCO      INVESCO      INVESCO        INVESCO
                                       INVESTMENT   INVESTMENT   INVESTMENT     INVESTMENT     J.P. MORGAN
                                        SERVICES     SERVICES     SERVICES       SERVICES         SERIES     JANUS ASPEN
                                      (SERIES II)  (SERIES II)  (SERIES II)    (SERIES II)       TRUST II      SERIES
                                      SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                      ------------ ------------ ------------ ---------------- -------------- -----------
                                      INVESCO V.I. INVESCO V.I. INVESCO V.I.   INVESCO V.I.   J.P. MORGAN IT
                                       GROWTH AND  MID CAP CORE   MID CAP         VALUE         SMALL CAP
                                       INCOME II    EQUITY II    GROWTH II   OPPORTUNITIES II CORE PORTFOLIO  BALANCED
                                      ------------ ------------ ------------ ---------------- -------------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................ $   306,985   $       --   $       --     $   37,807       $  1,660    $  426,790
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk.......    (312,558)     (91,794)     (69,464)       (49,181)       (16,198)     (332,192)
    Administrative expense...........     (21,838)      (6,309)      (4,881)        (3,395)        (1,158)      (28,084)
                                      -----------   ----------   ----------     ----------       --------    ----------
    Net investment income
     (loss)..........................     (27,411)     (98,103)     (74,345)       (14,769)       (15,696)       66,514
                                      -----------   ----------   ----------     ----------       --------    ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   6,277,064    1,903,040    1,624,585      1,250,779        222,756     4,228,128
    Cost of investments sold.........   4,431,440    1,549,632    1,184,901      1,017,105        144,350     3,506,887
                                      -----------   ----------   ----------     ----------       --------    ----------
       Realized gains (losses)
        on fund shares...............   1,845,624      353,408      439,684        233,674         78,406       721,241
Realized gain distributions..........   2,398,608      651,593           --             --         95,095       651,368
                                      -----------   ----------   ----------     ----------       --------    ----------
    Net realized gains (losses)......   4,244,232    1,005,001      439,684        233,674        173,501     1,372,609
Change in unrealized gains
 (losses)............................  (2,515,176)    (732,028)     (94,442)       (60,647)       (72,962)      209,963
                                      -----------   ----------   ----------     ----------       --------    ----------
    Net realized and change in
     unrealized gains (losses) on
     investments.....................   1,729,056      272,973      345,242        173,027        100,539     1,582,572
                                      -----------   ----------   ----------     ----------       --------    ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................... $ 1,701,645   $  174,870   $  270,897     $  158,258       $ 84,843    $1,649,086
                                      ===========   ==========   ==========     ==========       ========    ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                         ----------------------------------------------------------------------------
                                                                                                       JANUS ASPEN
                                         JANUS ASPEN JANUS ASPEN JANUS ASPEN JANUS ASPEN JANUS ASPEN      SERIES
                                           SERIES      SERIES      SERIES      SERIES      SERIES    (SERVICE SHARES)
                                         SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT
                                         ----------- ----------- ----------- ----------- ----------- ----------------
                                                      FLEXIBLE      FORTY      GLOBAL       JANUS        BALANCED
                                         ENTERPRISE     BOND      PORTFOLIO   RESEARCH    PORTFOLIO  (SERVICE SHARES)
                                         ----------- ----------- ----------- ----------- ----------- ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................... $   22,808  $  315,430   $   3,716  $  125,729  $   40,779     $   84,693
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk..........   (192,067)   (132,149)    (32,972)   (155,698)   (146,668)       (82,902)
    Administrative expense..............    (17,020)    (10,081)     (2,317)    (14,665)    (14,078)        (5,722)
                                         ----------  ----------   ---------  ----------  ----------     ----------
    Net investment income (loss)........   (186,279)    173,200     (31,573)    (44,634)   (119,967)        (3,931)
                                         ----------  ----------   ---------  ----------  ----------     ----------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.................  2,078,153   2,145,111     520,752   1,929,550   1,935,905      1,417,188
    Cost of investments sold............  1,247,436   2,150,413     361,227   1,454,347   1,394,670      1,201,311
                                         ----------  ----------   ---------  ----------  ----------     ----------
       Realized gains (losses) on
        fund shares.....................    830,717      (5,302)    159,525     475,203     541,235        215,877
Realized gain distributions.............    975,955          --     687,758          --     802,262        143,276
                                         ----------  ----------   ---------  ----------  ----------     ----------
    Net realized gains (losses).........  1,806,672      (5,302)    847,283     475,203   1,343,497        359,153
Change in unrealized gains (losses).....   (135,825)    151,785    (670,315)    236,833     (30,400)         6,127
                                         ----------  ----------   ---------  ----------  ----------     ----------
    Net realized and change in
     unrealized gains (losses) on
     investments........................  1,670,847     146,483     176,968     712,036   1,313,097        365,280
                                         ----------  ----------   ---------  ----------  ----------     ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS............................. $1,484,568  $  319,683   $ 145,395  $  667,402  $1,193,130     $  361,349
                                         ==========  ==========   =========  ==========  ==========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                ----------------------------------------------------------------------------------------------
                                  JANUS ASPEN      JANUS ASPEN      JANUS ASPEN      JANUS ASPEN       LAZARD       LAZARD
                                     SERIES           SERIES           SERIES           SERIES       RETIREMENT   RETIREMENT
                                (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES) SERIES, INC. SERIES, INC.
                                  SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                ---------------- ---------------- ---------------- ---------------- ------------ -------------
                                                                                       PERKINS
                                                                                    MID CAP VALUE     EMERGING
                                FORTY PORTFOLIO  GLOBAL RESEARCH      OVERSEAS        PORTFOLIO       MARKETS    INTERNATIONAL
                                (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES) (SERVICE SHARES)    EQUITY       EQUITY
                                ---------------- ---------------- ---------------- ---------------- ------------ -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................   $       976        $  6,405        $  127,677       $  114,816     $   38,598    $  6,965
Charges from Lincoln Benefit
 Life Company:
    Mortality and expense
     risk......................       (47,243)         (9,687)          (61,206)        (139,383)       (40,146)     (7,262)
    Administrative
     expense...................        (3,144)           (686)           (4,435)          (9,440)        (2,886)       (530)
                                  -----------        --------        ----------       ----------     ----------    --------
    Net investment income
     (loss)....................       (49,411)         (3,968)           62,036          (34,007)        (4,434)       (827)
                                  -----------        --------        ----------       ----------     ----------    --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........     1,224,895         169,888         1,266,814        2,540,974      1,220,837     187,346
    Cost of investments
     sold......................       949,847         114,770         1,523,064        2,055,726      1,011,949     156,022
                                  -----------        --------        ----------       ----------     ----------    --------
       Realized gains
        (losses) on fund
        shares.................       275,048          55,118          (256,250)         485,248        208,888      31,324
Realized gain distributions....       963,509              --           431,336          913,873         21,700          --
                                  -----------        --------        ----------       ----------     ----------    --------
    Net realized gains
     (losses)..................     1,238,557          55,118           175,086        1,399,121        230,588      31,324
Change in unrealized gains
 (losses)......................    (1,021,115)        (14,438)         (783,767)        (761,587)      (319,621)    (55,842)
                                  -----------        --------        ----------       ----------     ----------    --------
    Net realized and change
     in unrealized gains
     (losses) on
     investments...............       217,442          40,680          (608,681)         637,534        (89,033)    (24,518)
                                  -----------        --------        ----------       ----------     ----------    --------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................   $   168,031        $ 36,712        $ (546,645)      $  603,527     $  (93,467)   $(25,345)
                                  ===========        ========        ==========       ==========     ==========    ========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                ------------------------------------------------------------------------------------------------
                                     LEGG MASON          LEGG MASON       LEGG MASON
                                      PARTNERS            PARTNERS         PARTNERS      MFS VARIABLE MFS VARIABLE  MFS VARIABLE
                                      VARIABLE            VARIABLE         VARIABLE       INSURANCE     INSURANCE    INSURANCE
                                    EQUITY TRUST      EQUITY TRUST (L)   INCOME TRUST       TRUST         TRUST        TRUST
                                     SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                                --------------------- ---------------- ----------------- ------------ ------------- ------------
                                                        CLEARBRIDGE
                                     CLEARBRIDGE          VARIABLE       WESTERN ASSET
                                      VARIABLE           LARGE CAP      VARIABLE GLOBAL
                                    ALL CAP VALUE          VALUE          HIGH YIELD                  MFS INVESTORS   MFS NEW
                                PORTFOLIO I (M)(N)(O) PORTFOLIO I (N)  BOND PORTFOLIO II  MFS GROWTH      TRUST      DISCOVERY
                                --------------------- ---------------- ----------------- ------------ ------------- ------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................      $   594,226         $  152,507       $  597,209      $   2,902     $  14,927   $        --
Charges from Lincoln
 Benefit Life Company:
    Mortality and expense
     risk......................          (44,074)           (86,786)        (149,294)       (40,687)      (22,802)      (95,440)
    Administrative
     expense...................           (3,084)            (6,104)         (10,290)        (2,863)       (1,594)       (6,450)
                                     -----------         ----------       ----------      ---------     ---------   -----------
    Net investment income
     (loss)....................          547,068             59,617          437,625        (40,648)       (9,469)     (101,890)
                                     -----------         ----------       ----------      ---------     ---------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........        3,856,100          1,807,431        3,299,923        761,564       374,040     1,738,266
    Cost of investments
     sold......................        5,634,931          1,385,904        3,290,966        462,556       246,533     1,380,803
                                     -----------         ----------       ----------      ---------     ---------   -----------
       Realized gains
        (losses) on fund
        shares.................       (1,778,831)           421,527            8,957        299,008       127,507       357,463
Realized gain distributions....        1,820,299            593,528               --        185,167       122,003     1,248,528
                                     -----------         ----------       ----------      ---------     ---------   -----------
    Net realized gains
     (losses)..................           41,468          1,015,055            8,957        484,175       249,510     1,605,991
Change in unrealized gains
 (losses)......................         (368,135)          (560,762)        (655,823)      (251,998)     (101,735)   (2,154,669)
                                     -----------         ----------       ----------      ---------     ---------   -----------
    Net realized and change
     in unrealized gains
     (losses) on
     investments...............         (326,667)           454,293         (646,866)       232,177       147,775      (548,678)
                                     -----------         ----------       ----------      ---------     ---------   -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................      $   220,401         $  513,910       $ (209,241)     $ 191,529     $ 138,306   $  (650,568)
                                     ===========         ==========       ==========      =========     =========   ===========

--------
(l)Previously known as Legg Mason Partners Variable Portfolios I, Inc.
(m)Previously known as ClearBridge Variable Fundamental All Cap Value Portfolio
   I
(n)On December 5, 2014, Clearbridge Variable All Cap Value Portfolio I merged into Clearbridge Variable Large Cap Value Portfolio I
(o)For the period beginning January 1, 2014 and ended December 5, 2014

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                      -----------------------------------------------------------------------------------------
                                                                 MFS VARIABLE    MFS VARIABLE    MFS VARIABLE    MFS VARIABLE
                                      MFS VARIABLE MFS VARIABLE    INSURANCE       INSURANCE       INSURANCE       INSURANCE
                                       INSURANCE    INSURANCE        TRUST           TRUST           TRUST           TRUST
                                         TRUST        TRUST     (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)
                                      SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                      ------------ ------------ --------------- --------------- --------------- ---------------
                                                                      MFS        MFS INVESTORS   MFS INVESTORS      MFS NEW
                                          MFS       MFS TOTAL     HIGH YIELD     GROWTH STOCK        TRUST         DISCOVERY
                                        RESEARCH      RETURN    (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)
                                      ------------ ------------ --------------- --------------- --------------- ---------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $   15,132   $  214,197    $  197,171      $   17,423       $   9,149      $        --
Charges from Lincoln Benefit
 Life Company:
    Mortality and expense
     risk............................     (26,886)    (161,059)      (59,031)        (93,484)        (18,924)         (60,549)
    Administrative expense...........      (1,907)     (11,286)       (4,025)         (6,412)         (1,258)          (4,313)
                                       ----------   ----------    ----------      ----------       ---------      -----------
    Net investment income
     (loss)..........................     (13,661)      41,852       134,115         (82,473)        (11,033)         (64,862)
                                       ----------   ----------    ----------      ----------       ---------      -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   1,025,448    2,947,778     1,408,674       2,088,943         378,794        1,529,473
    Cost of investments sold.........     687,914    2,380,899     1,366,770       1,370,520         253,143        1,270,454
                                       ----------   ----------    ----------      ----------       ---------      -----------
       Realized gains (losses)
        on fund shares...............     337,534      566,879        41,904         718,423         125,651          259,019
Realized gain distributions..........     137,307      298,125            --         351,898          92,943          847,171
                                       ----------   ----------    ----------      ----------       ---------      -----------
    Net realized gains
     (losses)........................     474,841      865,004        41,904       1,070,321         218,594        1,106,190
Change in unrealized gains
 (losses)............................    (301,485)    (159,282)     (119,339)       (440,702)       (108,241)      (1,469,866)
                                       ----------   ----------    ----------      ----------       ---------      -----------
    Net realized and change in
     unrealized gains (losses)
     on investments..................     173,356      705,722       (77,435)        629,619         110,353         (363,676)
                                       ----------   ----------    ----------      ----------       ---------      -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $  159,695   $  747,574    $   56,680      $  547,146       $  99,320      $  (428,538)
                                       ==========   ==========    ==========      ==========       =========      ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                -----------------------------------------------------------------------------------------------
                                                                                  OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                                 MFS VARIABLE    MFS VARIABLE    MFS VARIABLE      VARIABLE        VARIABLE        VARIABLE
                                   INSURANCE       INSURANCE       INSURANCE     ACCOUNT FUNDS   ACCOUNT FUNDS   ACCOUNT FUNDS
                                     TRUST           TRUST           TRUST      (SERVICE SHARES (SERVICE SHARES (SERVICE SHARES
                                (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)     ("SS"))         ("SS"))         ("SS"))
                                  SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                --------------- --------------- --------------- --------------- --------------- ---------------
                                                                                  OPPENHEIMER                     OPPENHEIMER
                                   MFS TOTAL                                       DISCOVERY                      MAIN STREET
                                    RETURN       MFS UTILITIES     MFS VALUE        MID CAP       OPPENHEIMER      SMALL CAP
                                (SERVICE CLASS) (SERVICE CLASS) (SERVICE CLASS)   GROWTH (SS)     GLOBAL (SS)        (SS)
                                --------------- --------------- --------------- --------------- --------------- ---------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................   $   98,620       $ 51,911        $  32,902       $      --      $   56,303      $   148,269
Charges from Lincoln Benefit
 Life Company:
    Mortality and expense
     risk......................      (89,723)       (37,428)         (37,182)        (27,907)        (94,848)        (341,131)
    Administrative
     expense...................       (6,080)        (2,675)          (2,563)         (1,907)         (6,457)         (23,402)
                                  ----------       --------        ---------       ---------      ----------      -----------
    Net investment income
     (loss)....................        2,817         11,808           (6,843)        (29,814)        (45,002)        (216,264)
                                  ----------       --------        ---------       ---------      ----------      -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........    2,753,552        890,552          867,888         825,554       2,170,767        6,892,964
    Cost of investments
     sold......................    2,314,593        675,507          591,816         564,055       1,609,592        4,549,461
                                  ----------       --------        ---------       ---------      ----------      -----------
       Realized gains
        (losses) on fund
        shares.................      438,959        215,045          276,072         261,499         561,175        2,343,503
Realized gain distributions....      152,478        100,058           77,196              --         296,241        3,290,844
                                  ----------       --------        ---------       ---------      ----------      -----------
    Net realized gains
     (losses)..................      591,437        315,103          353,268         261,499         857,416        5,634,347
Change in unrealized gains
 (losses)......................     (234,970)       (67,188)        (148,938)       (185,868)       (771,371)      (3,332,514)
                                  ----------       --------        ---------       ---------      ----------      -----------
    Net realized and change
     in unrealized gains
     (losses) on
     investments...............      356,467        247,915          204,330          75,631          86,045        2,301,833
                                  ----------       --------        ---------       ---------      ----------      -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................   $  359,284       $259,723        $ 197,487       $  45,817      $   41,043      $ 2,085,569
                                  ==========       ========        =========       =========      ==========      ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                         ------------------------------------------------------------------------------
                                         PANORAMA SERIES    PIMCO        PIMCO        PIMCO       PIMCO
                                           FUND, INC.      VARIABLE    VARIABLE     VARIABLE     VARIABLE     PUTNAM
                                         (SERVICE SHARES  INSURANCE    INSURANCE    INSURANCE   INSURANCE    VARIABLE
                                             ("SS"))        TRUST        TRUST        TRUST       TRUST        TRUST
                                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                         --------------- ------------ -----------  ----------- ------------ -----------
                                           OPPENHEIMER   FOREIGN BOND
                                          INTERNATIONAL  (US DOLLAR-     MONEY      PIMCO VIT   PIMCO VIT       VT
                                           GROWTH (SS)     HEDGED)      MARKET     REAL RETURN TOTAL RETURN HIGH YIELD
                                         --------------- ------------ -----------  ----------- ------------ -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................    $  15,385     $  224,183  $     1,335  $  192,004  $   992,652   $ 163,915
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk..........      (22,579)      (173,993)    (286,696)   (202,799)    (664,052)    (34,306)
    Administrative expense..............       (2,069)       (12,568)     (19,538)    (13,635)     (48,156)     (2,452)
                                            ---------     ----------  -----------  ----------  -----------   ---------
    Net investment income (loss)........       (9,263)        37,622     (304,899)    (24,430)     280,444     127,157
                                            ---------     ----------  -----------  ----------  -----------   ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................      348,927      3,997,409   11,422,327   4,164,662   14,774,497     941,955
    Cost of investments sold............      232,847      3,927,148   11,422,327   4,165,363   14,238,990     928,860
                                            ---------     ----------  -----------  ----------  -----------   ---------
       Realized gains (losses) on
        fund shares.....................      116,080         70,261           --        (701)     535,507      13,095
Realized gain distributions.............       32,805         73,396          150          --           --          --
                                            ---------     ----------  -----------  ----------  -----------   ---------
    Net realized gains (losses).........      148,885        143,657          150        (701)     535,507      13,095
Change in unrealized gains
 (losses)...............................     (283,324)       931,841           --     316,723      490,178    (120,805)
                                            ---------     ----------  -----------  ----------  -----------   ---------
    Net realized and change in
     unrealized gains (losses) on
     investments........................     (134,439)     1,075,498          150     316,022    1,025,685    (107,710)
                                            ---------     ----------  -----------  ----------  -----------   ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................    $(143,702)    $1,113,120  $  (304,749) $  291,592  $ 1,306,129   $  19,447
                                            =========     ==========  ===========  ==========  ===========   =========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                ----------------------------------------------------------------------------------------
                                                                               T. ROWE PRICE T. ROWE PRICE T. ROWE PRICE
                                    PUTNAM          RYDEX           RYDEX         EQUITY        EQUITY        EQUITY
                                VARIABLE TRUST  VARIABLE TRUST  VARIABLE TRUST SERIES, INC.  SERIES, INC.  SERIES, INC.
                                 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                -------------- ---------------- -------------- ------------- ------------- -------------
                                      VT        GUGGENHEIM VIF                               T. ROWE PRICE T. ROWE PRICE
                                INTERNATIONAL        LONG         RYDEX VIF    T. ROWE PRICE    MID-CAP     NEW AMERICA
                                    VALUE      SHORT EQUITY (P) NASDAQ-100 (Q) EQUITY INCOME    GROWTH        GROWTH
                                -------------- ---------------- -------------- ------------- ------------- -------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................   $  34,690        $     --        $     --     $  212,483    $       --     $      --
Charges from Lincoln
 Benefit Life Company:
    Mortality and expense
     risk......................     (34,026)        (23,382)        (13,669)      (182,833)     (160,997)      (41,231)
    Administrative
     expense...................      (2,533)         (1,621)           (945)       (12,421)      (11,007)       (2,943)
                                  ---------        --------        --------     ----------    ----------     ---------
    Net investment income
     (loss)....................      (1,869)        (25,003)        (14,614)        17,229      (172,004)      (44,174)
                                  ---------        --------        --------     ----------    ----------     ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........     848,206         734,072         179,339      3,069,908     1,892,286       432,054
    Cost of investments
     sold......................     958,874         629,642          85,072      2,229,345     1,332,938       336,717
                                  ---------        --------        --------     ----------    ----------     ---------
       Realized gains
        (losses) on fund
        shares.................    (110,668)        104,430          94,267        840,563       559,348        95,337
Realized gain
 distributions.................          --              --          58,453             --     1,171,157       427,997
                                  ---------        --------        --------     ----------    ----------     ---------
    Net realized gains
     (losses)..................    (110,668)        104,430         152,720        840,563     1,730,505       523,334
Change in unrealized gains
 (losses)......................    (120,391)        (78,242)         (1,016)      (188,611)     (376,484)     (258,417)
                                  ---------        --------        --------     ----------    ----------     ---------
    Net realized and
     change in unrealized
     gains (losses) on
     investments...............    (231,059)         26,188         151,704        651,952     1,354,021       264,917
                                  ---------        --------        --------     ----------    ----------     ---------
INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS....................   $(232,928)       $  1,185        $137,090     $  669,181    $1,182,017     $ 220,743
                                  =========        ========        ========     ==========    ==========     =========

--------
(p)Previously known as Guggenheim VT US Long Short Equity
(q)Previously known as Rydex VT NASDAQ 100 Strategy Fund

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                         ---------------------------------------------------------------------------------------
                                                                                                                   THE UNIVERSAL
                                          T. ROWE PRICE   T. ROWE PRICE  T. ROWE PRICE THE UNIVERSAL THE UNIVERSAL INSTITUTIONAL
                                             EQUITY          EQUITY      INTERNATIONAL INSTITUTIONAL INSTITUTIONAL  FUNDS, INC.
                                         SERIES, INC. II SERIES, INC. II SERIES, INC.   FUNDS, INC.   FUNDS, INC.   (CLASS II)
                                           SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                         --------------- --------------- ------------- ------------- ------------- -------------
                                          T. ROWE PRICE   T. ROWE PRICE  T. ROWE PRICE                VAN KAMPEN    VAN KAMPEN
                                            BLUE CHIP        EQUITY      INTERNATIONAL  VAN KAMPEN    UIF MID CAP   UIF GROWTH
                                            GROWTH II       INCOME II        STOCK      UIF GROWTH      GROWTH      (CLASS II)
                                         --------------- --------------- ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................   $        --     $  286,391     $   35,121    $        --    $      --     $      --
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk..........      (232,168)      (284,295)       (56,565)      (123,732)     (24,503)      (24,756)
    Administrative expense..............       (16,068)       (19,515)        (3,908)        (8,741)      (1,803)       (1,729)
                                           -----------     ----------     ----------    -----------    ---------     ---------
    Net investment income
     (loss).............................      (248,236)       (17,419)       (25,352)      (132,473)     (26,306)      (26,485)
                                           -----------     ----------     ----------    -----------    ---------     ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................     6,576,156      6,305,800      1,408,214      1,977,590      469,535       566,799
    Cost of investments sold............     3,615,421      4,611,338      1,197,120        981,419      358,636       360,568
                                           -----------     ----------     ----------    -----------    ---------     ---------
       Realized gains (losses) on
        fund shares.....................     2,960,735      1,694,462        211,094        996,171      110,899       206,231
Realized gain distributions.............            --             --         18,593        596,331      247,865       114,394
                                           -----------     ----------     ----------    -----------    ---------     ---------
    Net realized gains (losses).........     2,960,735      1,694,462        229,687      1,592,502      358,764       320,625
Change in unrealized gains
 (losses)...............................    (1,628,765)      (683,747)      (299,055)    (1,068,896)    (325,612)     (237,402)
                                           -----------     ----------     ----------    -----------    ---------     ---------
    Net realized and change in
     unrealized gains (losses) on
     investments........................     1,331,970      1,010,715        (69,368)       523,606       33,152        83,223
                                           -----------     ----------     ----------    -----------    ---------     ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................   $ 1,083,734     $  993,296     $  (94,720)   $   391,133    $   6,846     $  56,738
                                           ===========     ==========     ==========    ===========    =========     =========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2014


                                      ---------------------------------------------------------------------------------
                                      THE UNIVERSAL   VAN ECK     VAN ECK      VAN ECK
                                      INSTITUTIONAL  WORLDWIDE   WORLDWIDE    WORLDWIDE
                                       FUNDS, INC.   INSURANCE   INSURANCE    INSURANCE    WELLS FARGO    WELLS FARGO
                                       (CLASS II)      TRUST       TRUST        TRUST     VARIABLE TRUST VARIABLE TRUST
                                       SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                      ------------- ----------- ----------- ------------- -------------- --------------
                                       VAN KAMPEN
                                        UIF U.S.    VAN ECK VIP VAN ECK VIP  VAN ECK VIP   WELLS FARGO    WELLS FARGO
                                       REAL ESTATE   EMERGING   GLOBAL HARD MULTI-MANAGER  ADVANTAGE VT   ADVANTAGE VT
                                       (CLASS II)     MARKETS     ASSETS    ALTERNATIVES    DISCOVERY     OPPORTUNITY
                                      ------------- ----------- ----------- ------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $  136,032   $   19,341  $    4,165    $     --     $        --     $    3,067
Charges from Lincoln Benefit Life
 Company:
    Mortality and expense risk.......    (170,730)     (48,842)    (65,774)    (12,991)        (70,536)       (78,806)
    Administrative expense...........     (11,523)      (3,344)     (4,306)       (898)         (4,743)        (5,453)
                                       ----------   ----------  ----------    --------     -----------     ----------
    Net investment income
     (loss)..........................     (46,221)     (32,845)    (65,915)    (13,889)        (75,279)       (81,192)
                                       ----------   ----------  ----------    --------     -----------     ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   4,698,118    1,298,341   1,258,633     328,173       2,588,420      1,529,985
    Cost of investments sold.........   3,953,290    1,364,500   1,181,543     317,168       1,858,242      1,121,663
                                       ----------   ----------  ----------    --------     -----------     ----------
       Realized gains (losses)
        on fund shares...............     744,828      (66,159)     77,090      11,005         730,178        408,322
Realized gain distributions..........          --      441,540          --      13,515         664,679             --
                                       ----------   ----------  ----------    --------     -----------     ----------
    Net realized gains (losses)......     744,828      375,381      77,090      24,520       1,394,857        408,322
Change in unrealized gains
 (losses)............................   2,105,612     (388,151)   (775,724)    (33,805)     (1,457,961)       119,888
                                       ----------   ----------  ----------    --------     -----------     ----------
    Net realized and change in
     unrealized gains (losses) on
     investments.....................   2,850,440      (12,770)   (698,634)     (9,285)        (63,104)       528,210
                                       ----------   ----------  ----------    --------     -----------     ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $2,804,219   $  (45,615) $ (764,549)   $(23,174)    $  (138,383)    $  447,018
                                       ==========   ==========  ==========    ========     ===========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -------------------------------------------------------------------------
                                                  THE ALGER                THE ALGER               THE ALGER
                                           PORTFOLIOS (CLASS 1-2)   PORTFOLIOS (CLASS 1-2)  PORTFOLIOS (CLASS 1-2)
                                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                          ------------------------  ----------------------  ----------------------
                                                    ALGER                    ALGER                   ALGER
                                            CAPITAL APPRECIATION        GROWTH & INCOME        LARGE CAP GROWTH
                                                 (CLASS 1-2)              (CLASS 1-2)             (CLASS 1-2)
                                          ------------------------  ----------------------  ----------------------
                                              2014         2013        2014        2013        2014        2013
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (170,400) $  (121,084) $   35,402  $   22,529  $  (73,162) $  (37,366)
Net realized gains (losses)..............   2,686,918    2,182,864     379,551     235,314   1,313,260     231,559
Change in unrealized gains (losses)......  (1,168,758)     970,841     115,344   1,018,398    (758,036)  1,269,357
                                          -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................   1,347,760    3,032,621     530,297   1,276,241     482,062   1,463,550
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      52,984       76,134      37,478      41,475     274,239      29,530
Benefit payments.........................    (121,131)     (83,941)    (52,693)    (62,555)   (128,525)    (73,882)
Payments on termination..................  (1,562,179)  (1,357,810)   (724,072)   (687,153)   (722,092)   (596,569)
Loans--net...............................       4,821        4,618        (940)      2,056         856       2,670
Contract Maintenance Charge..............      (7,098)      (7,474)     (3,498)     (3,845)     (4,362)     (4,749)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     356,729    1,009,023     (99,814)   (169,609)    (51,196)   (159,490)
                                          -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,275,874)    (359,450)   (843,539)   (879,631)   (631,080)   (802,490)
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................      71,886    2,673,171    (313,242)    396,610    (149,018)    661,060
NET ASSETS AT BEGINNING OF
 PERIOD..................................  12,050,853    9,377,682   5,408,865   5,012,255   5,436,591   4,775,531
                                          -----------  -----------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $12,122,739  $12,050,853  $5,095,623  $5,408,865  $5,287,573  $5,436,591
                                          ===========  ===========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     577,284      577,104     357,789     429,363     373,948     442,289
       Units issued......................     101,007      143,132      28,102      32,831      72,012      11,422
       Units redeemed....................    (163,131)    (142,952)    (89,790)   (104,405)   (102,010)    (79,763)
                                          -----------  -----------  ----------  ----------  ----------  ----------
    Units outstanding at end of
     period..............................     515,160      577,284     296,101     357,789     343,950     373,948
                                          ===========  ===========  ==========  ==========  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                        ---------------------------------------------------------------------------
                                                THE ALGER                THE ALGER                THE ALGER
                                         PORTFOLIOS (CLASS 1-2)    PORTFOLIOS (CLASS 1-2)    PORTFOLIOS (CLASS S)
                                               SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                        ------------------------  -----------------------  -----------------------
                                                  ALGER                    ALGER                    ALGER
                                             MID CAP GROWTH           SMALL CAP GROWTH       CAPITAL APPRECIATION
                                               (CLASS 1-2)              (CLASS 1-2)               (CLASS S)
                                        ------------------------  -----------------------  -----------------------
                                            2014         2013         2014        2013        2014         2013
                                        -----------  -----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)........... $  (167,639) $  (133,326) $   (89,935) $  (96,729) $  (45,089) $   (53,920)
Net realized gains (losses)............     288,478     (154,615)     708,797   1,249,024     703,848      977,474
Change in unrealized gains
 (losses)..............................     543,122    3,441,580     (720,917)    644,139    (352,170)      79,740
                                        -----------  -----------  -----------  ----------  ----------  -----------
Increase (decrease) in net assets from
 operations............................     663,961    3,153,639     (102,055)  1,796,434     306,589    1,003,294
                                        -----------  -----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits...............................      62,228       84,441       37,969      49,448      21,117        8,104
Benefit payments.......................     (72,386)    (100,159)     (41,627)    (30,339)    (15,633)     (28,227)
Payments on termination................  (1,614,354)  (1,594,627)    (787,085)   (907,075)   (676,784)    (909,631)
Loans--net.............................         445           99          491         480          50           50
Contract Maintenance Charge............      (7,392)      (8,207)      (3,684)     (4,269)     (1,604)      (2,064)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................    (540,687)    (215,874)    (186,393)      5,059     222,039     (985,786)
                                        -----------  -----------  -----------  ----------  ----------  -----------
Increase (decrease) in net assets from
 contract transactions.................  (2,172,146)  (1,834,327)    (980,329)   (886,696)   (450,815)  (1,917,554)
                                        -----------  -----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS................................  (1,508,185)   1,319,312   (1,082,384)    909,738    (144,226)    (914,260)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  11,544,163   10,224,851    6,666,133   5,756,395   3,082,503    3,996,763
                                        -----------  -----------  -----------  ----------  ----------  -----------
NET ASSETS AT END OF
 PERIOD................................ $10,035,978  $11,544,163  $ 5,583,749  $6,666,133  $2,938,277  $ 3,082,503
                                        ===========  ===========  ===========  ==========  ==========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................     606,761      718,783      411,097     479,308     129,994      222,985
       Units issued....................      19,736       25,001       30,332      65,204      20,716       25,205
       Units redeemed..................    (136,948)    (137,023)     (93,465)   (133,415)    (40,024)    (118,196)
                                        -----------  -----------  -----------  ----------  ----------  -----------
    Units outstanding at end of
     period............................     489,549      606,761      347,964     411,097     110,686      129,994
                                        ===========  ===========  ===========  ==========  ==========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                                                                                     DEUTSCHE
                                                  THE ALGER                 THE ALGER           VARIABLE INSURANCE
                                            PORTFOLIOS (CLASS S)      PORTFOLIOS (CLASS S)        TRUST FUNDS (A)
                                                 SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ------------------------  ----------------------
                                                    ALGER                     ALGER                  DEUTSCHE
                                              LARGE CAP GROWTH           MID CAP GROWTH             EQUITY 500
                                                  (CLASS S)                 (CLASS S)             INDEX VIP B (B)
                                          ------------------------  ------------------------  ----------------------
                                              2014         2013         2014         2013        2014        2013
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (73,798) $   (66,696) $   (86,001) $   (95,000) $      767  $   (1,210)
Net realized gains (losses)..............   1,602,967      515,316      237,630       24,192     141,789     245,814
Change in unrealized gains (losses)......  (1,123,944)   1,000,780      169,834    1,802,886     (21,694)    124,622
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................     405,225    1,449,400      321,463    1,732,078     120,862     369,226
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      18,479       18,510       24,843       34,881          29       4,108
Benefit payments.........................      (9,085)     (59,263)     (66,697)     (42,645)     (5,790)         --
Payments on termination..................  (1,166,061)  (1,073,881)    (995,873)  (1,205,601)   (205,552)   (611,879)
Loans--net...............................          --          180           --           --       1,471       1,446
Contract Maintenance Charge..............      (3,042)      (3,535)      (4,188)      (5,107)         --          --
Transfers among the sub-accounts and
 with the Fixed Account--net.............   1,961,988     (153,550)    (210,931)    (374,584)    (48,018)   (103,780)
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................     802,279   (1,271,539)  (1,252,846)  (1,593,056)   (257,860)   (710,105)
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   1,207,504      177,861     (931,383)     139,022    (136,998)   (340,879)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   5,173,804    4,995,943    5,989,945    5,850,923   1,217,776   1,558,655
                                          -----------  -----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 6,381,308  $ 5,173,804  $ 5,058,562  $ 5,989,945  $1,080,778  $1,217,776
                                          ===========  ===========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     295,223      380,172      384,687      501,229      60,716     100,081
       Units issued......................     118,502       29,713        9,784       40,641         661       1,985
       Units redeemed....................     (74,651)    (114,662)     (87,841)    (157,183)    (12,876)    (41,350)
                                          -----------  -----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period..............................     339,074      295,223      306,630      384,687      48,501      60,716
                                          ===========  ===========  ===========  ===========  ==========  ==========

--------
(a)Previously known as DWS Investments Variable Insurance Trust Funds
(b)Previously known as DWS Equity 500 Index VIP B

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                           ---------------------------------------------------------------------
                                             DEUTSCHE VARIABLE
                                                 INSURANCE          DEUTSCHE VARIABLE       DEUTSCHE VARIABLE
                                              TRUST FUNDS (A)         SERIES I (D)            SERIES I (D)
                                                SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
                                           --------------------  ----------------------  ----------------------
                                            DEUTSCHE SMALL CAP          DEUTSCHE                DEUTSCHE
                                              INDEX VIP B (C)        BOND VIP A (E)       CORE EQUITY VIP A (F)
                                           --------------------  ----------------------  ----------------------
                                              2014       2013       2014        2013        2014        2013
                                           ---------  ---------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $  (4,035) $    (254) $   77,167  $   95,907  $   (7,060) $   (1,588)
Net realized gains (losses)...............    67,581     68,872     (98,840)    (96,782)    146,274      50,767
Change in unrealized gains (losses).......   (47,917)   123,152     211,487    (196,850)     (9,651)    304,669
                                           ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations...............................    15,629    191,770     189,814    (197,725)    129,563     353,848
                                           ---------  ---------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................        --         --      23,395      27,609      10,202       6,728
Benefit payments..........................   (47,955)        --    (152,344)    (11,530)    (75,996)     (1,674)
Payments on termination...................   (91,968)  (113,563)   (411,373)   (591,915)   (163,809)    (53,371)
Loans--net................................        --         --          --         (70)         78          75
Contract Maintenance Charge...............        --         --      (2,416)     (2,910)       (683)       (691)
Transfers among the sub-accounts and with
 the Fixed Account--net...................    35,555    (64,982)   (215,059)    (13,286)     79,598      32,725
                                           ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions....................  (104,368)  (178,545)   (757,797)   (592,102)   (150,610)    (16,208)
                                           ---------  ---------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS...................................   (88,739)    13,225    (567,983)   (789,827)    (21,047)    337,640
NET ASSETS AT BEGINNING OF
 PERIOD...................................   605,590    592,365   3,842,965   4,632,792   1,357,102   1,019,462
                                           ---------  ---------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF PERIOD............... $ 516,851  $ 605,590  $3,274,982  $3,842,965  $1,336,055  $1,357,102
                                           =========  =========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................    22,624     30,216     277,020     319,112      94,527      96,375
       Units issued.......................     1,418        971       7,300      10,526      24,957      15,726
       Units redeemed.....................    (5,258)    (8,563)    (59,028)    (52,618)    (34,076)    (17,574)
                                           ---------  ---------  ----------  ----------  ----------  ----------
    Units outstanding at end of period....    18,784     22,624     225,292     277,020      85,408      94,527
                                           =========  =========  ==========  ==========  ==========  ==========

--------
(a)Previously known as DWS Investments Variable Insurance Trust Funds
(c)Previously known as DWS Small Cap Index VIP B
(d)Previously known as DWS Variable Series I
(e)Previously known as DWS Bond VIP A
(f)Previously known as DWS Core Equity VIP A

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ------------------------------------------------------------------------
                                             DEUTSCHE VARIABLE        DEUTSCHE VARIABLE       DEUTSCHE VARIABLE
                                                SERIES I (D)            SERIES I (D)            SERIES II (I)
                                                SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                          -----------------------  ----------------------  ----------------------
                                                  DEUTSCHE                                        DEUTSCHE
                                              GLOBAL SMALL CAP            DEUTSCHE          GLOBAL INCOME BUILDER
                                                 VIP A (G)         INTERNATIONAL VIP A (H)      VIP A II (J)
                                          -----------------------  ----------------------  ----------------------
                                             2014         2013        2014        2013        2014        2013
                                          ----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (34,104) $   (46,467) $    5,477  $   72,834  $   54,450  $   21,483
Net realized gains (losses)..............    693,330      600,132     (53,289)    (62,395)    424,619      96,610
Change in unrealized gains (losses)......   (942,635)     934,854    (160,716)    316,457    (401,277)    371,644
                                          ----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................   (283,409)   1,488,519    (208,528)    326,896      77,792     489,737
                                          ----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     21,014       81,232       8,657      14,667      18,577      15,056
Benefit payments.........................    (46,285)     (51,945)    (18,536)    141,044     (54,747)   (111,845)
Payments on termination..................   (591,350)    (836,769)   (267,931)   (306,174)   (345,191)   (324,633)
Loans--net...............................         --           --         351         345      (2,070)         --
Contract Maintenance Charge..............     (2,593)      (2,915)       (641)       (737)     (2,514)     (2,787)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    316,794     (409,894)   (172,496)    (14,290)     37,854      10,664
                                          ----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (302,420)  (1,220,291)   (450,596)   (165,145)   (348,091)   (413,545)
                                          ----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (585,829)     268,228    (659,124)    161,751    (270,299)     76,192
NET ASSETS AT BEGINNING OF
 PERIOD..................................  5,217,865    4,949,637   1,935,192   1,773,441   3,533,860   3,457,668
                                          ----------  -----------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $4,632,036  $ 5,217,865  $1,276,068  $1,935,192  $3,263,561  $3,533,860
                                          ==========  ===========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    231,345      300,058     190,997     213,747     250,655     281,980
       Units issued......................     47,647       39,308      12,351      25,382      12,099      11,217
       Units redeemed....................    (54,596)    (108,021)    (58,029)    (48,132)    (36,347)    (42,542)
                                          ----------  -----------  ----------  ----------  ----------  ----------
    Units outstanding at end of
     period..............................    224,396      231,345     145,319     190,997     226,407     250,655
                                          ==========  ===========  ==========  ==========  ==========  ==========

--------
(d)Previously known as DWS Variable Series I
(g)Previously known as DWS Global Small Cap Growth VIP A
(h)Previously known as DWS International VIP A
(i)Previously known as DWS Variable Series II
(j)Previously known as DWS Global Income Builder VIP A II

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                       ----------------------------------------------------------------------------
                                               FEDERATED                 FEDERATED                FEDERATED
                                               INSURANCE                 INSURANCE                INSURANCE
                                                SERIES                    SERIES                    SERIES
                                              SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                       ------------------------  ------------------------  -----------------------
                                            FEDERATED FUND
                                               FOR U.S.               FEDERATED HIGH              FEDERATED
                                              GOVERNMENT                INCOME BOND           MANAGED VOLATILITY
                                             SECURITIES II                FUND II                  FUND II
                                       ------------------------  ------------------------  -----------------------
                                           2014         2013         2014         2013        2014         2013
                                       -----------  -----------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   135,935  $   227,126  $   501,005  $   664,766  $   61,050  $    60,301
Net realized gains (losses)...........     (61,253)     (75,288)      74,794      102,354     314,013      234,856
Change in unrealized gains
 (losses).............................     205,665     (568,056)    (433,502)    (144,775)   (281,331)     360,259
                                       -----------  -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets
 from operations......................     280,347     (416,218)     142,297      622,345      93,732      655,416
                                       -----------  -----------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................     113,143      140,193       54,563       41,439      10,757       11,192
Benefit payments......................    (207,465)    (187,904)    (139,155)     (61,240)    (39,447)     (35,423)
Payments on termination...............  (1,209,028)  (1,770,076)  (1,598,155)  (1,759,975)   (382,001)    (733,495)
Loans--net............................         246        2,719          185          788          --           --
Contract Maintenance Charge...........      (4,899)      (6,069)      (4,915)      (6,015)     (1,588)      (1,743)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................      81,129     (505,820)    (693,456)     (79,390)   (144,415)    (395,536)
                                       -----------  -----------  -----------  -----------  ----------  -----------
Increase (decrease) in net assets
 from contract transactions...........  (1,226,874)  (2,326,957)  (2,380,933)  (1,864,393)   (556,694)  (1,155,005)
                                       -----------  -----------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................    (946,527)  (2,743,175)  (2,238,636)  (1,242,048)   (462,962)    (499,589)
NET ASSETS AT BEGINNING
 OF PERIOD............................   9,847,615   12,590,790   11,247,831   12,489,879   3,183,729    3,683,318
                                       -----------  -----------  -----------  -----------  ----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 8,901,088  $ 9,847,615  $ 9,009,195  $11,247,831  $2,720,767  $ 3,183,729
                                       ===========  ===========  ===========  ===========  ==========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................     620,861      766,098      525,461      614,762     185,770      274,342
       Units issued...................      51,819       90,158       63,555      113,346      11,092       44,842
       Units redeemed.................    (127,132)    (235,395)    (172,849)    (202,647)    (44,257)    (133,414)
                                       -----------  -----------  -----------  -----------  ----------  -----------
    Units outstanding at end of
     period...........................     545,548      620,861      416,167      525,461     152,605      185,770
                                       ===========  ===========  ===========  ===========  ==========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                        ---------------------------------------------------------------------------
                                           FIDELITY VARIABLE        FIDELITY VARIABLE         FIDELITY VARIABLE
                                        INSURANCE PRODUCTS FUND  INSURANCE PRODUCTS FUND   INSURANCE PRODUCTS FUND
                                              SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                        ----------------------  ------------------------  ------------------------
                                                  VIP                      VIP                       VIP
                                             ASSET MANAGER             CONTRAFUND               EQUITY-INCOME
                                        ----------------------  ------------------------  ------------------------
                                           2014        2013         2014         2013         2014         2013
                                        ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $      (28) $    4,569  $  (228,074) $  (178,080) $   224,672  $   165,777
Net realized gains (losses)............    341,838     121,469    3,149,831    1,430,904      522,767    1,319,889
Change in unrealized gains
 (losses)..............................   (134,775)    506,759      773,482    8,305,565      466,054    2,641,454
                                        ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations............................    207,035     632,797    3,695,239    9,558,389    1,213,493    4,127,120
                                        ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................     33,098      30,192      194,238      316,206       56,199      166,244
Benefit payments.......................   (112,031)    (83,182)    (617,065)    (254,462)    (224,062)    (173,607)
Payments on termination................   (576,521)   (579,557)  (5,232,876)  (4,703,995)  (1,767,474)  (2,287,632)
Loans--net.............................      1,260       2,291        6,888        2,892        1,882       (1,529)
Contract Maintenance Charge............     (2,822)     (3,077)     (18,761)     (20,386)     (10,116)     (11,497)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................     16,464    (177,470)    (327,794)  (1,413,180)    (263,252)    (681,977)
                                        ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions.................   (640,552)   (810,803)  (5,995,370)  (6,072,925)  (2,206,823)  (2,989,998)
                                        ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS............................   (433,517)   (178,006)  (2,300,131)   3,485,464     (993,330)   1,137,122
NET ASSETS AT BEGINNING
 OF PERIOD.............................  4,821,158   4,999,164   39,006,871   35,521,407   18,031,268   16,894,146
                                        ----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................ $4,387,641  $4,821,158  $36,706,740  $39,006,871  $17,037,938  $18,031,268
                                        ==========  ==========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    237,237     290,006    1,567,794    1,865,441      723,143      859,050
       Units issued....................      8,947      11,936       97,577      116,592       28,196       53,633
       Units redeemed..................    (41,040)    (64,705)    (329,873)    (414,239)    (120,961)    (189,540)
                                        ----------  ----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period............................    205,144     237,237    1,335,498    1,567,794      630,378      723,143
                                        ==========  ==========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                    -----------------------------------------------------------------------------
                                        FIDELITY VARIABLE         FIDELITY VARIABLE         FIDELITY VARIABLE
                                     INSURANCE PRODUCTS FUND   INSURANCE PRODUCTS FUND   INSURANCE PRODUCTS FUND
                                           SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                    ------------------------  ------------------------  ------------------------
                                           VIP GROWTH               VIP INDEX 500           VIP MONEY MARKET
                                    ------------------------  ------------------------  ------------------------
                                        2014         2013         2014         2013         2014         2013
                                    -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $  (215,923) $  (183,383) $      (742) $    80,749  $  (233,481) $  (282,534)
Net realized gains (losses)........   1,138,379      757,928    1,978,509    1,322,046           --           --
Change in unrealized gains
 (losses)..........................     611,299    3,967,048      907,389    4,957,324           --           --
                                    -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations...................   1,533,755    4,541,593    2,885,156    6,360,119     (233,481)    (282,534)
                                    -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................     103,428       98,221      351,075      330,445      287,643      227,289
Benefit payments...................    (132,665)     (89,957)    (256,366)    (304,144)    (292,315)    (179,711)
Payments on termination............  (1,784,792)  (1,665,925)  (4,445,171)  (3,274,859)  (6,653,245)  (6,288,325)
Loans--net.........................       8,856        7,630          548        2,544        3,979       34,897
Contract Maintenance Charge........     (11,989)     (12,424)     (15,214)     (16,594)     (10,838)     (12,092)
Transfers among the sub-accounts
 and with the Fixed Account--
 net...............................         515     (515,531)     438,722      636,820    4,088,840    1,863,331
                                    -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions........  (1,816,647)  (2,177,986)  (3,926,406)  (2,625,788)  (2,575,936)  (4,354,611)
                                    -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS........................    (282,892)   2,363,607   (1,041,250)   3,734,331   (2,809,417)  (4,637,145)
NET ASSETS AT BEGINNING
 OF PERIOD.........................  16,627,090   14,263,483   26,059,503   22,325,172   17,043,677   21,680,822
                                    -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................ $16,344,198  $16,627,090  $25,018,253  $26,059,503  $14,234,260  $17,043,677
                                    ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........     972,392    1,133,126    1,658,422    1,855,103    1,453,057    1,837,520
       Units issued................      93,136       55,874      179,166      161,731    1,223,314      810,845
       Units redeemed..............    (196,346)    (216,608)    (410,839)    (358,412)  (1,443,410)  (1,195,308)
                                    -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period........................     869,182      972,392    1,426,749    1,658,422    1,232,961    1,453,057
                                    ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          ---------------------------------------------------------------------------
                                                                       FIDELITY VARIABLE
                                                                           INSURANCE            FIDELITY VARIABLE
                                              FIDELITY VARIABLE          PRODUCTS FUND       INSURANCE PRODUCTS FUND
                                           INSURANCE PRODUCTS FUND     (SERVICE CLASS 2)        (SERVICE CLASS 2)
                                                 SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ----------------------  ------------------------
                                                                       VIP ASSET MANAGER         VIP CONTRAFUND
                                                VIP OVERSEAS           (SERVICE CLASS 2)        (SERVICE CLASS 2)
                                          ------------------------  ----------------------  ------------------------
                                              2014         2013        2014        2013         2014         2013
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (13,157) $   (19,640) $  (10,553) $   (9,882) $  (155,865) $  (155,801)
Net realized gains (losses)..............     138,974       90,926     235,636     100,284    1,521,923      638,565
Change in unrealized gains (losses)......    (932,683)   2,025,093    (130,041)    253,170      240,885    4,416,438
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................    (806,866)   2,096,379      95,042     343,572    1,606,943    4,899,202
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      57,763       78,294      22,579      11,979      233,169       79,411
Benefit payments.........................     (49,416)    (174,538)    (11,975)    (11,988)     (67,312)     (89,563)
Payments on termination..................    (850,573)  (1,104,825)   (573,400)   (643,815)  (4,220,432)  (4,498,202)
Loans--net...............................       1,941          688         339         435           (5)        (196)
Contract Maintenance Charge..............      (3,852)      (4,371)     (4,043)     (5,463)     (27,322)     (36,902)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     609,994     (545,759)   (103,468)    105,704     (302,924)    (814,516)
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................    (234,143)  (1,750,511)   (669,968)   (543,148)  (4,384,826)  (5,359,968)
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,041,009)     345,868    (574,926)   (199,576)  (2,777,883)    (460,766)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   8,638,460    8,292,592   2,637,081   2,836,657   19,140,957   19,601,723
                                          -----------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 7,597,451  $ 8,638,460  $2,062,155  $2,637,081  $16,363,074  $19,140,957
                                          ===========  ===========  ==========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     554,478      687,687     177,686     217,044      947,924    1,251,637
       Units issued......................      89,206       40,385       2,971      20,850       48,499       60,581
       Units redeemed....................     (95,861)    (173,594)    (46,976)    (60,208)    (259,649)    (364,294)
                                          -----------  -----------  ----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................     547,823      554,478     133,681     177,686      736,774      947,924
                                          ===========  ===========  ==========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          -----------------------------------------------------------------------------
                                              FIDELITY VARIABLE         FIDELITY VARIABLE         FIDELITY VARIABLE
                                           INSURANCE PRODUCTS FUND   INSURANCE PRODUCTS FUND   INSURANCE PRODUCTS FUND
                                              (SERVICE CLASS 2)         (SERVICE CLASS 2)         (SERVICE CLASS 2)
                                                 SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  ------------------------  ------------------------
                                              VIP EQUITY-INCOME            VIP GROWTH               VIP INDEX 500
                                              (SERVICE CLASS 2)         (SERVICE CLASS 2)         (SERVICE CLASS 2)
                                          ------------------------  ------------------------  ------------------------
                                              2014         2013         2014         2013         2014         2013
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   118,453  $    81,101  $  (110,469) $  (108,590) $   (44,897) $    (6,513)
Net realized gains (losses)..............     568,668    1,327,474      760,029      792,337    1,795,882    1,683,310
Change in unrealized gains (losses)......     252,251    2,444,959      (15,951)   1,416,919      387,688    4,129,290
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     939,372    3,853,534      633,609    2,100,666    2,138,673    5,806,087
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      67,360      173,202      187,196      141,535      237,355      446,710
Benefit payments.........................    (209,714)    (103,587)     (20,515)     (77,327)     (68,505)    (108,338)
Payments on termination..................  (2,930,684)  (4,002,333)  (1,197,639)  (1,939,090)  (4,559,871)  (5,239,324)
Loans--net...............................       3,569        3,693           --           --        1,181        2,827
Contract Maintenance Charge..............     (22,553)     (27,169)      (2,895)      (3,191)     (40,653)     (52,677)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (450,358)    (920,528)      34,547      (76,839)    (375,917)  (1,328,691)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (3,542,380)  (4,876,722)    (999,306)  (1,954,912)  (4,806,410)  (6,279,493)
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (2,603,008)  (1,023,188)    (365,697)     145,754   (2,667,737)    (473,406)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  15,577,956   16,601,144    7,288,485    7,142,731   21,811,089   22,284,495
                                          -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $12,974,948  $15,577,956  $ 6,922,788  $ 7,288,485  $19,143,352  $21,811,089
                                          ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,004,156    1,345,748      419,871      548,864    1,315,814    1,744,471
       Units issued......................      23,900       64,567       49,765       40,172       68,938       96,924
       Units redeemed....................    (244,543)    (406,159)    (104,913)    (169,165)    (349,138)    (525,581)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................     783,513    1,004,156      364,723      419,871    1,035,614    1,315,814
                                          ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          -------------------------------------------------------------------------------
                                              FIDELITY VARIABLE          FIDELITY VARIABLE          FIDELITY VARIABLE
                                           INSURANCE PRODUCTS FUND    INSURANCE PRODUCTS FUND    INSURANCE PRODUCTS FUND
                                              (SERVICE CLASS 2)          (SERVICE CLASS 2)          (SERVICE CLASS 2)
                                                 SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
                                          -------------------------  -------------------------  ------------------------
                                                VIP INVESTMENT
                                                  GRADE BOND              VIP MONEY MARKET            VIP OVERSEAS
                                              (SERVICE CLASS 2)          (SERVICE CLASS 2)          (SERVICE CLASS 2)
                                          -------------------------  -------------------------  ------------------------
                                              2014         2013          2014         2013          2014         2013
                                          -----------  ------------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    29,500  $     56,625  $  (315,867) $   (388,847) $   (81,855) $   (95,450)
Net realized gains (losses)..............       8,699       342,401           --            --      433,842      260,033
Change in unrealized gains (losses)......     657,633    (1,240,945)          --            --   (1,862,720)   4,128,904
                                          -----------  ------------  -----------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     695,832      (841,919)    (315,867)     (388,847)  (1,510,733)   4,293,487
                                          -----------  ------------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      84,375       118,930      168,904       245,433       85,394       62,960
Benefit payments.........................    (161,157)     (605,920)    (298,550)     (136,968)     (86,153)     (47,803)
Payments on termination..................  (4,881,691)   (6,882,029)  (8,725,934)  (10,924,693)  (3,220,965)  (3,611,694)
Loans--net...............................       3,044         3,887         (151)           --          163          930
Contract Maintenance Charge..............     (31,593)      (44,583)     (49,407)      (65,126)     (29,595)     (37,981)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     303,576    (2,063,901)   3,311,840     5,692,207      772,170     (717,635)
                                          -----------  ------------  -----------  ------------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (4,683,446)   (9,473,616)  (5,593,298)   (5,189,147)  (2,478,986)  (4,351,223)
                                          -----------  ------------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,987,614)  (10,315,535)  (5,909,165)   (5,577,994)  (3,989,719)     (57,736)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  18,819,800    29,135,335   22,746,975    28,324,969   17,188,518   17,246,254
                                          -----------  ------------  -----------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $14,832,186  $ 18,819,800  $16,837,810  $ 22,746,975  $13,198,799  $17,188,518
                                          ===========  ============  ===========  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,411,353     2,112,533    2,259,397     2,771,336    1,065,590    1,369,846
       Units issued......................      81,517       169,229      567,378       909,220       97,111       57,246
       Units redeemed....................    (424,580)     (870,409)  (1,127,952)   (1,421,159)    (256,302)    (361,502)
                                          -----------  ------------  -----------  ------------  -----------  -----------
    Units outstanding at end of
     period..............................   1,068,290     1,411,353    1,698,823     2,259,397      906,399    1,065,590
                                          ===========  ============  ===========  ============  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                                 -----------------------------------------------------------------
                                                     GOLDMAN SACHS         GOLDMAN SACHS
                                                  VARIABLE INSURANCE    VARIABLE INSURANCE         INVESCO
                                                         TRUST                 TRUST         INVESTMENT SERVICES
                                                      SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                                 --------------------  --------------------  -------------------
                                                     VIT SMALL CAP         VIT STRATEGIC
                                                        EQUITY             INTERNATIONAL     INVESCO V.I. AMERICAN
                                                     INSIGHTS (K)             EQUITY              FRANCHISE
                                                 --------------------  --------------------  -------------------
                                                   2014       2013        2014       2013       2014       2013
                                                 --------  ----------  ---------  ---------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss).................... $ (6,151) $   (5,037) $  14,444  $   2,424  $  (5,573)  $ (4,427)
Net realized gains (losses).....................  145,823     191,967     13,864     (6,324)    41,722     11,949
Change in unrealized gains (losses).............  (97,076)     79,473    (93,100)   179,184    (16,216)   115,020
                                                 --------  ----------  ---------  ---------  ---------   --------
Increase (decrease) in net assets from
 operations.....................................   42,596     266,403    (64,792)   175,284     19,933    122,542
                                                 --------  ----------  ---------  ---------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits........................................       --          --      1,637      2,432      1,785      1,558
Benefit payments................................   (6,999)    (18,325)    (5,100)    (9,003)    (4,682)        --
Payments on termination.........................  (92,012)   (369,445)  (130,532)  (152,301)  (141,186)   (42,084)
Loans--net......................................       --          --        435        427         --         --
Contract Maintenance Charge.....................     (335)       (372)      (322)      (370)        --         --
Transfers among the sub-accounts and with the
 Fixed Account--net.............................     (421)    (15,303)   (19,821)   (47,986)     4,188     (8,964)
                                                 --------  ----------  ---------  ---------  ---------   --------
Increase (decrease) in net assets from contract
 transactions...................................  (99,767)   (403,445)  (153,703)  (206,801)  (139,895)   (49,490)
                                                 --------  ----------  ---------  ---------  ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS.........................................  (57,171)   (137,042)  (218,495)   (31,517)  (119,962)    73,052
NET ASSETS AT BEGINNING OF
 PERIOD.........................................  906,786   1,043,828    873,529    905,046    413,005    339,953
                                                 --------  ----------  ---------  ---------  ---------   --------
NET ASSETS AT END OF PERIOD..................... $849,615  $  906,786  $ 655,034  $ 873,529  $ 293,043   $413,005
                                                 ========  ==========  =========  =========  =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period....   35,425      54,718     69,987     88,771     34,288     38,892
       Units issued.............................      100         226      1,043      1,020      1,092      2,801
       Units redeemed...........................   (4,055)    (19,519)   (13,441)   (19,804)   (12,601)    (7,405)
                                                 --------  ----------  ---------  ---------  ---------   --------
    Units outstanding at end of period..........   31,470      35,425     57,589     69,987     22,779     34,288
                                                 ========  ==========  =========  =========  =========   ========

--------
(k)Previously known as VIT Structured Small Cap Equity

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                           ---------------------------------------------------------------------------
                                                    INVESCO                  INVESCO                  INVESCO
                                              INVESTMENT SERVICES      INVESTMENT SERVICES      INVESTMENT SERVICES
                                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                           ------------------------  ----------------------  ------------------------
                                                 INVESCO V.I.             INVESCO V.I.             INVESCO V.I.
                                                AMERICAN VALUE             HIGH YIELD           VALUE OPPORTUNITIES
                                           ------------------------  ----------------------  ------------------------
                                               2014         2013        2014        2013         2014         2013
                                           -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $  (158,484) $  (130,909) $   42,606  $   54,465  $   (12,358) $    (9,742)
Net realized gains (losses)...............   2,171,274      784,487      25,598      66,476      288,097       43,860
Change in unrealized gains (losses).......    (860,926)   3,505,910     (60,197)    (29,262)     (15,577)   1,621,566
                                           -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations...............................   1,151,864    4,159,488       8,007      91,679      260,162    1,655,684
                                           -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................     342,589       43,277       1,036       2,146       14,806       19,119
Benefit payments..........................     (84,845)     (74,794)     (9,023)    (16,928)     (99,363)     (92,476)
Payments on termination...................  (2,301,790)  (2,526,175)   (274,326)   (609,339)  (1,141,532)  (1,144,253)
Loans--net................................       1,532        2,074          --          --           --           --
Contract Maintenance Charge...............      (4,505)      (5,127)       (375)       (449)      (2,151)      (2,573)
Transfers among the sub-accounts and with
 the Fixed Account--net...................    (470,594)    (423,260)     93,814     (32,135)    (164,366)    (166,816)
                                           -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions....................  (2,517,613)  (2,984,005)   (188,874)   (656,705)  (1,392,606)  (1,386,999)
                                           -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS...................................  (1,365,749)   1,175,483    (180,867)   (565,026)  (1,132,444)     268,685
NET ASSETS AT BEGINNING OF
 PERIOD...................................  15,238,717   14,063,234   1,549,648   2,114,674    6,095,104    5,826,419
                                           -----------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT END OF PERIOD............... $13,872,968  $15,238,717  $1,368,781  $1,549,648  $ 4,962,660  $ 6,095,104
                                           ===========  ===========  ==========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................     626,366      761,650      91,358     130,754      456,693      574,743
       Units issued.......................      48,560       44,195       6,781      15,440       36,701       26,965
       Units redeemed.....................    (147,012)    (179,479)    (17,389)    (54,836)    (139,145)    (145,015)
                                           -----------  -----------  ----------  ----------  -----------  -----------
    Units outstanding at end of period....     527,914      626,366      80,750      91,358      354,249      456,693
                                           ===========  ===========  ==========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          -------------------------------------------------------------------------
                                            INVESCO INVESTMENT       INVESCO INVESTMENT       INVESCO INVESTMENT
                                           SERVICES (SERIES II)     SERVICES (SERIES II)     SERVICES (SERIES II)
                                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
                                          ----------------------  -----------------------  -----------------------
                                               INVESCO V.I.             INVESCO V.I.             INVESCO V.I.
                                           AMERICAN FRANCHISE II       CORE EQUITY II      GOVERNMENT SECURITIES II
                                          ----------------------  -----------------------  -----------------------
                                             2014        2013         2014        2013        2014         2013
                                          ----------  ----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (15,723) $  (14,642) $   (33,010) $  (13,502) $   43,672  $    73,339
Net realized gains (losses)..............    109,829      44,328      466,389     318,783     (10,013)      21,456
Change in unrealized gains (losses)......    (29,796)    314,011     (206,162)    638,119      46,251     (306,025)
                                          ----------  ----------  -----------  ----------  ----------  -----------
Increase (decrease) in net assets from
 operations..............................     64,310     343,697      227,217     943,400      79,910     (211,230)
                                          ----------  ----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      3,021       4,318       31,730      13,330       5,698       21,683
Benefit payments.........................     (3,053)    (23,348)     (44,840)    (33,459)     (1,279)      (7,755)
Payments on termination..................   (265,838)   (247,135)    (913,785)   (750,020)   (576,789)  (1,595,796)
Loans--net...............................        169         216           --          --          (4)         (64)
Contract Maintenance Charge..............     (1,003)     (1,103)      (7,250)     (8,550)     (7,898)      (9,933)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (7,861)    (76,493)    (201,706)   (107,213)     56,015       59,270
                                          ----------  ----------  -----------  ----------  ----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (274,565)   (343,545)  (1,135,851)   (885,912)   (524,257)  (1,532,595)
                                          ----------  ----------  -----------  ----------  ----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (210,255)        152     (908,634)     57,488    (444,347)  (1,743,825)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,084,477   1,084,325    3,980,939   3,923,451   3,808,036    5,551,861
                                          ----------  ----------  -----------  ----------  ----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $  874,222  $1,084,477  $ 3,072,305  $3,980,939  $3,363,689  $ 3,808,036
                                          ==========  ==========  ===========  ==========  ==========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     82,249     113,130      267,903     335,138     329,829      459,494
       Units issued......................      8,664       1,645        3,854      18,264      10,837       57,748
       Units redeemed....................    (28,720)    (32,526)     (76,995)    (85,499)    (55,953)    (187,413)
                                          ----------  ----------  -----------  ----------  ----------  -----------
    Units outstanding at end of
     period..............................     62,193      82,249      194,762     267,903     284,713      329,829
                                          ==========  ==========  ===========  ==========  ==========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          ----------------------------------------------------------------------------
                                             INVESCO INVESTMENT        INVESCO INVESTMENT        INVESCO INVESTMENT
                                            SERVICES (SERIES II)      SERVICES (SERIES II)      SERVICES (SERIES II)
                                                 SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ------------------------  -----------------------
                                                INVESCO V.I.              INVESCO V.I.              INVESCO V.I.
                                            GROWTH AND INCOME II     MID CAP CORE EQUITY II      MID CAP GROWTH II
                                          ------------------------  ------------------------  -----------------------
                                              2014         2013         2014         2013         2014        2013
                                          -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (27,411) $   (84,031) $   (98,103) $   (78,950) $   (74,345) $  (66,324)
Net realized gains (losses)..............   4,244,232    2,065,677    1,005,001      894,707      439,684     250,962
Change in unrealized gains (losses)......  (2,515,176)   4,731,352     (732,028)     919,962      (94,442)  1,270,595
                                          -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................   1,701,645    6,712,998      174,870    1,735,719      270,897   1,455,233
                                          -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      72,185       91,396       32,570       21,751       35,813      79,579
Benefit payments.........................    (317,383)    (389,995)     (44,709)     (25,849)     (22,996)    (19,406)
Payments on termination..................  (4,561,503)  (5,539,141)  (1,507,105)  (1,600,005)    (906,242)   (966,066)
Loans--net...............................       4,392        3,467           (4)        (164)         652         605
Contract Maintenance Charge..............     (28,945)     (38,012)     (12,827)     (15,661)      (1,752)     (2,021)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (606,612)  (1,201,899)     (70,504)    (744,559)    (161,453)     (9,549)
                                          -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (5,437,866)  (7,074,184)  (1,602,579)  (2,364,487)  (1,055,978)   (916,858)
                                          -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,736,221)    (361,186)  (1,427,709)    (628,768)    (785,081)    538,375
NET ASSETS AT BEGINNING OF
 PERIOD..................................  23,446,698   23,807,884    6,977,670    7,606,438    5,223,954   4,685,579
                                          -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $19,710,477  $23,446,698  $ 5,549,961  $ 6,977,670  $ 4,438,873  $5,223,954
                                          ===========  ===========  ===========  ===========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,303,278    1,745,474      402,375      554,677      269,514     325,196
       Units issued......................      40,822      110,954       16,271       25,407       30,608      36,789
       Units redeemed....................    (332,215)    (553,150)    (106,513)    (177,709)     (84,344)    (92,471)
                                          -----------  -----------  -----------  -----------  -----------  ----------
    Units outstanding at end of
     period..............................   1,011,885    1,303,278      312,133      402,375      215,778     269,514
                                          ===========  ===========  ===========  ===========  ===========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          ---------------------------------------------------------------------------
                                             INVESCO INVESTMENT           J.P. MORGAN
                                            SERVICES (SERIES II)        SERIES TRUST II        JANUS ASPEN SERIES
                                                 SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ----------------------  ------------------------
                                                                          J.P. MORGAN
                                             INVESCO V.I. VALUE        IT SMALL CAP CORE
                                              OPPORTUNITIES II             PORTFOLIO                BALANCED
                                          ------------------------  ----------------------  ------------------------
                                              2014         2013        2014        2013         2014         2013
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (14,769) $   (19,069) $  (15,696) $  (10,069) $    66,514  $    12,198
Net realized gains (losses)..............     233,674      102,401     173,501      56,329    1,372,609    2,214,789
Change in unrealized gains (losses)......     (60,647)   1,043,073     (72,962)    315,572      209,963    2,130,776
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     158,258    1,126,405      84,843     361,832    1,649,086    4,357,763
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      12,540       10,446         391         406      155,114      145,147
Benefit payments.........................     (11,423)     (28,018)    (10,602)    (10,989)    (560,465)    (320,300)
Payments on termination..................    (950,998)  (1,097,233)   (135,419)   (112,181)  (2,775,141)  (4,350,624)
Loans--net...............................          (5)        (212)        277         354        1,057        6,170
Contract Maintenance Charge..............      (8,025)     (10,056)       (465)       (498)     (13,644)     (15,264)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (126,681)    (484,617)     (8,251)      6,697     (219,771)   1,053,007
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,084,592)  (1,609,690)   (154,069)   (116,211)  (3,412,850)  (3,481,864)
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    (926,334)    (483,285)    (69,226)    245,621   (1,763,764)     875,899
NET ASSETS AT BEGINNING OF
 PERIOD..................................   3,792,133    4,275,418   1,205,194     959,573   25,657,324   24,781,425
                                          -----------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 2,865,799  $ 3,792,133  $1,135,968  $1,205,194  $23,893,560  $25,657,324
                                          ===========  ===========  ==========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     293,038      433,751      49,810      55,554      930,623    1,081,802
       Units issued......................      12,149        6,245       2,170       4,564       31,045      130,037
       Units redeemed....................     (94,018)    (146,958)     (8,471)    (10,308)    (163,313)    (281,216)
                                          -----------  -----------  ----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................     211,169      293,038      43,509      49,810      798,355      930,623
                                          ===========  ===========  ==========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                             JANUS ASPEN SERIES        JANUS ASPEN SERIES       JANUS ASPEN SERIES
                                                 SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ------------------------  ----------------------
                                                 ENTERPRISE               FLEXIBLE BOND           FORTY PORTFOLIO
                                          ------------------------  ------------------------  ----------------------
                                              2014         2013         2014         2013        2014        2013
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (186,279) $  (131,150) $   173,200  $    92,594  $  (31,573) $  (20,603)
Net realized gains (losses)..............   1,806,672      888,454       (5,302)     418,225     847,283     265,858
Change in unrealized gains (losses)......    (135,825)   2,909,816      151,785     (705,367)   (670,315)    406,605
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................   1,484,568    3,667,120      319,683     (194,548)    145,395     651,860
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      84,304      111,336       45,533       45,973         873       1,533
Benefit payments.........................    (153,988)    (151,434)    (212,885)    (160,460)     (1,980)     (5,703)
Payments on termination..................  (1,452,119)  (1,613,333)  (1,262,773)  (1,581,376)   (340,752)   (529,717)
Loans--net...............................       1,647        3,179          147        9,756          --         912
Contract Maintenance Charge..............     (11,455)     (12,355)      (3,729)      (4,710)       (283)       (396)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (100,460)    (132,952)    (132,265)    (360,604)   (126,770)    (90,302)
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,632,071)  (1,795,559)  (1,565,972)  (2,051,421)   (468,912)   (623,673)
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    (147,503)   1,871,561   (1,246,289)  (2,245,969)   (323,517)     28,187
NET ASSETS AT BEGINNING OF
 PERIOD..................................  14,797,007   12,925,446   10,023,456   12,269,425   2,566,702   2,538,515
                                          -----------  -----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $14,649,504  $14,797,007  $ 8,777,167  $10,023,456  $2,243,185  $2,566,702
                                          ===========  ===========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     628,903      729,112      489,992      591,147     115,461     147,715
       Units issued......................      23,366       40,690       31,511       43,959       1,226       5,571
       Units redeemed....................    (100,098)    (140,899)    (107,562)    (145,114)    (22,478)    (37,825)
                                          -----------  -----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period..............................     552,171      628,903      413,941      489,992      94,209     115,461
                                          ===========  ===========  ===========  ===========  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -----------------------------------------------------------------------------
                                                                                                 JANUS ASPEN SERIES
                                             JANUS ASPEN SERIES        JANUS ASPEN SERIES         (SERVICE SHARES)
                                                 SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  ------------------------  ------------------------
                                                   GLOBAL                     JANUS                   BALANCED
                                                  RESEARCH                  PORTFOLIO             (SERVICE SHARES)
                                          ------------------------  ------------------------  ------------------------
                                              2014         2013         2014         2013         2014         2013
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (44,634) $   (28,100) $  (119,967) $   (72,650) $    (3,931) $   (16,262)
Net realized gains (losses)..............     475,203      236,348    1,343,497      387,726      359,153      590,974
Change in unrealized gains (losses)......     236,833    2,502,532      (30,400)   2,496,750        6,127      516,767
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     667,402    2,710,780    1,193,130    2,811,826      361,349    1,091,479
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      67,327       85,331       75,916       80,601       30,366       23,600
Benefit payments.........................    (159,428)    (163,116)    (239,711)    (163,563)      (9,634)     (83,752)
Payments on termination..................  (1,212,799)  (1,078,842)  (1,174,840)  (1,248,984)  (1,042,585)  (1,439,658)
Loans--net...............................         843       (3,059)       1,479        2,726          150          329
Contract Maintenance Charge..............      (8,964)      (9,813)      (9,214)     (10,093)      (8,178)     (11,745)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (127,264)     (96,971)    (200,199)    (223,562)    (106,459)    (174,963)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,440,285)  (1,266,470)  (1,546,569)  (1,562,875)  (1,136,340)  (1,686,189)
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    (772,883)   1,444,310     (353,439)   1,248,951     (774,991)    (594,710)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  12,209,616   10,765,306   11,860,487   10,611,536    6,164,058    6,758,768
                                          -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $11,436,733  $12,209,616  $11,507,048  $11,860,487  $ 5,389,067  $ 6,164,058
                                          ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     714,939      800,630      598,367      697,243      325,247      420,887
       Units issued......................      36,679       34,816       23,478       20,475       13,702       30,141
       Units redeemed....................    (121,003)    (120,507)    (100,974)    (119,351)     (71,966)    (125,781)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................     630,615      714,939      520,871      598,367      266,983      325,247
                                          ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -------------------------------------------------------------------------
                                                 JANUS ASPEN             JANUS ASPEN             JANUS ASPEN
                                                   SERIES                  SERIES                  SERIES
                                              (SERVICE SHARES)        (SERVICE SHARES)        (SERVICE SHARES)
                                                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
                                          ------------------------  --------------------  ------------------------
                                               FORTY PORTFOLIO         GLOBAL RESEARCH            OVERSEAS
                                              (SERVICE SHARES)        (SERVICE SHARES)        (SERVICE SHARES)
                                          ------------------------  --------------------  ------------------------
                                              2014         2013        2014       2013        2014         2013
                                          -----------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (49,411) $   (41,719) $  (3,968) $  (3,655) $    62,036  $    76,407
Net realized gains (losses)..............   1,238,557      586,785     55,118     52,988      175,086     (427,692)
Change in unrealized gains (losses)......  (1,021,115)     476,104    (14,438)   127,109     (783,767)     942,147
                                          -----------  -----------  ---------  ---------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     168,031    1,021,170     36,712    176,442     (546,645)     590,862
                                          -----------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      10,968       10,141      7,213        628       53,781       42,703
Benefit payments.........................      (3,325)     (27,938)    (1,421)    (1,685)     (12,083)     (15,813)
Payments on termination..................    (938,590)  (1,094,149)  (132,091)  (177,788)    (817,721)  (1,126,308)
Loans--net...............................          --           --        166        212        1,704          681
Contract Maintenance Charge..............      (4,821)      (7,122)      (195)      (215)      (4,078)      (6,155)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (187,494)    (499,537)   (11,756)   (13,087)     (65,770)    (312,736)
                                          -----------  -----------  ---------  ---------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,123,262)  (1,618,605)  (138,084)  (191,935)    (844,167)  (1,417,628)
                                          -----------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    (955,231)    (597,435)  (101,372)   (15,493)  (1,390,812)    (826,766)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   3,732,978    4,330,413    750,535    766,028    4,865,857    5,692,623
                                          -----------  -----------  ---------  ---------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 2,777,747  $ 3,732,978  $ 649,163  $ 750,535  $ 3,475,045  $ 4,865,857
                                          ===========  ===========  =========  =========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     171,744      256,337     58,364     74,816      369,732      487,557
       Units issued......................       3,960       20,573      2,212      2,071       48,609       37,338
       Units redeemed....................     (55,981)    (105,166)   (12,518)   (18,523)    (114,040)    (155,163)
                                          -----------  -----------  ---------  ---------  -----------  -----------
    Units outstanding at end of
     period..............................     119,723      171,744     48,058     58,364      304,301      369,732
                                          ===========  ===========  =========  =========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ------------------------------------------------------------------------
                                                 JANUS ASPEN                 LAZARD                 LAZARD
                                                   SERIES                  RETIREMENT             RETIREMENT
                                              (SERVICE SHARES)            SERIES, INC.           SERIES, INC.
                                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                          ------------------------  -----------------------  --------------------
                                                   PERKINS
                                                MID CAP VALUE
                                                  PORTFOLIO                 EMERGING             INTERNATIONAL
                                              (SERVICE SHARES)           MARKETS EQUITY             EQUITY
                                          ------------------------  -----------------------  --------------------
                                              2014         2013         2014        2013        2014       2013
                                          -----------  -----------  -----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (34,007) $   (55,121) $    (4,434) $   (9,787) $    (827) $  (1,511)
Net realized gains (losses)..............   1,399,121      697,942      230,588     183,060     31,324     17,316
Change in unrealized gains (losses)......    (761,587)   1,694,424     (319,621)   (284,220)   (55,842)    90,955
                                          -----------  -----------  -----------  ----------  ---------  ---------
Increase (decrease) in net assets from
 operations..............................     603,527    2,337,245      (93,467)   (110,947)   (25,345)   106,760
                                          -----------  -----------  -----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      30,477       56,902        1,257       1,762      4,042      1,262
Benefit payments.........................     (50,767)     (11,600)    (397,785)    (40,134)    (4,250)    (6,703)
Payments on termination..................  (2,003,010)  (2,524,662)    (531,488)   (716,061)  (144,350)  (265,233)
Loans--net...............................         (78)          50           --         608         --         --
Contract Maintenance Charge..............     (20,680)     (27,422)        (553)       (782)      (214)      (251)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (255,715)    (417,836)    (157,557)    (44,916)   (21,700)    36,334
                                          -----------  -----------  -----------  ----------  ---------  ---------
Increase (decrease) in net assets from
 contract transactions...................  (2,299,773)  (2,924,568)  (1,086,126)   (799,523)  (166,472)  (234,591)
                                          -----------  -----------  -----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,696,246)    (587,323)  (1,179,593)   (910,470)  (191,817)  (127,831)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  10,401,901   10,989,224    3,330,298   4,240,768    605,821    733,652
                                          -----------  -----------  -----------  ----------  ---------  ---------
NET ASSETS AT END OF
 PERIOD.................................. $ 8,705,655  $10,401,901  $ 2,150,705  $3,330,298  $ 414,004  $ 605,821
                                          ===========  ===========  ===========  ==========  =========  =========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     524,665      685,848       86,356     106,765     43,971     63,628
       Units issued......................      12,882       23,635        3,491       7,063      1,075      3,775
       Units redeemed....................    (126,267)    (184,818)     (30,148)    (27,472)   (13,174)   (23,432)
                                          -----------  -----------  -----------  ----------  ---------  ---------
    Units outstanding at end of
     period..............................     411,280      524,665       59,699      86,356     31,872     43,971
                                          ===========  ===========  ===========  ==========  =========  =========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                                 LEGG MASON               LEGG MASON               LEGG MASON
                                          PARTNERS VARIABLE EQUITY PARTNERS VARIABLE EQUITY PARTNERS VARIABLE INCOME
                                             TRUST SUB-ACCOUNT      TRUST (L) SUB-ACCOUNT       TRUST SUB-ACCOUNT
                                          -----------------------  -----------------------  ------------------------
                                                                                                  WESTERN ASSET
                                            CLEARBRIDGE VARIABLE     CLEARBRIDGE VARIABLE        VARIABLE GLOBAL
                                               ALL CAP VALUE           LARGE CAP VALUE           HIGH YIELD BOND
                                              PORTFOLIO I (M)            PORTFOLIO I              PORTFOLIO II
                                          -----------------------  -----------------------  ------------------------
                                          2014 (N)(O)     2013      2014 (N)       2013         2014         2013
                                          -----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   547,068  $   (9,217) $   59,617  $    (4,040) $   437,625  $   441,458
Net realized gains (losses)..............      41,468     330,802   1,015,055      848,558        8,957        9,500
Change in unrealized gains (losses)......    (368,135)    629,698    (560,762)     898,898     (655,823)     104,958
                                          -----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     220,401     951,283     513,910    1,743,416     (209,241)     555,916
                                          -----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       7,548       7,430       9,229       11,815       45,351       60,235
Benefit payments.........................     (26,422)    (23,108)    (48,277)     (29,239)    (110,636)    (137,483)
Payments on termination..................    (594,681)   (927,212)   (750,021)  (1,094,538)  (2,731,651)  (3,465,947)
Loans--net...............................          --          --       1,608          480         (124)         (18)
Contract Maintenance Charge..............      (1,685)     (2,480)     (2,741)      (3,265)     (23,045)     (30,380)
Transfers among the sub-accounts and
 with the Fixed Account--net.............  (3,179,480)     15,756   2,676,737     (713,875)     395,930      418,228
                                          -----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (3,794,720)   (929,614)  1,886,535   (1,828,622)  (2,424,175)  (3,155,365)
                                          -----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,574,319)     21,669   2,400,445      (85,206)  (2,633,416)  (2,599,449)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   3,574,319   3,552,650   6,425,636    6,510,842   11,515,578   14,115,027
                                          -----------  ----------  ----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $        --  $3,574,319  $8,826,081  $ 6,425,636  $ 8,882,162  $11,515,578
                                          ===========  ==========  ==========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     302,554     391,216     388,153      510,589      689,341      881,565
       Units issued......................       1,708      15,210     204,148       65,114       61,367       99,390
       Units redeemed....................    (304,262)   (103,872)   (103,276)    (187,550)    (202,786)    (291,614)
                                          -----------  ----------  ----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................          --     302,554     489,025      388,153      547,922      689,341
                                          ===========  ==========  ==========  ===========  ===========  ===========

--------
(l)Previously known as Legg Mason Partners Variable Portfolios I, Inc.
(m)Previously known as ClearBridge Variable Fundamental All Cap Value Portfolio
   I
(n)On December 5, 2014, Clearbridge Variable All Cap Value Portfolio I merged into Clearbridge Variable Large Cap Value Portfolio I
(o)For the period beginning January 1, 2014 and ended December 5, 2014

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ------------------------------------------------------------------------
                                               MFS VARIABLE            MFS VARIABLE             MFS VARIABLE
                                              INSURANCE TRUST         INSURANCE TRUST         INSURANCE TRUST
                                                SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
                                          ----------------------  ----------------------  -----------------------
                                                                       MFS INVESTORS
                                                MFS GROWTH                 TRUST             MFS NEW DISCOVERY
                                          ----------------------  ----------------------  -----------------------
                                             2014        2013        2014        2013         2014        2013
                                          ----------  ----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (40,648) $  (37,096) $   (9,469) $   (8,874) $  (101,890) $ (108,348)
Net realized gains (losses)..............    484,175     299,041     249,510     188,555    1,605,991     447,326
Change in unrealized gains (losses)......   (251,998)    600,889    (101,735)    294,339   (2,154,669)  1,901,499
                                          ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................    191,529     862,834     138,306     474,020     (650,568)  2,240,477
                                          ----------  ----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     14,599      54,031      19,642       9,836       73,836      68,326
Benefit payments.........................    (51,884)    (34,113)    (52,453)    (91,989)     (62,161)    (89,675)
Payments on termination..................   (394,806)   (328,623)   (215,606)   (287,563)    (801,304)   (837,042)
Loans--net...............................        263         982          --          --           --         267
Contract Maintenance Charge..............     (2,276)     (2,453)     (1,286)     (1,437)      (3,470)     (4,190)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (74,888)   (281,763)     57,886    (136,393)    (590,577)    498,479
                                          ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (508,992)   (591,939)   (191,817)   (507,546)  (1,383,676)   (363,835)
                                          ----------  ----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (317,463)    270,895     (53,511)    (33,526)  (2,034,244)  1,876,642
NET ASSETS AT BEGINNING OF
 PERIOD..................................  3,061,689   2,790,794   1,758,389   1,791,915    7,647,062   5,770,420
                                          ----------  ----------  ----------  ----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $2,744,226  $3,061,689  $1,704,878  $1,758,389  $ 5,612,818  $7,647,062
                                          ==========  ==========  ==========  ==========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    197,408     249,540     112,549     150,555      344,543     355,585
       Units issued......................     23,009      14,656      13,052      12,329       19,651     111,275
       Units redeemed....................    (54,052)    (66,788)    (24,516)    (50,335)     (95,673)   (122,317)
                                          ----------  ----------  ----------  ----------  -----------  ----------
    Units outstanding at end of
     period..............................    166,365     197,408     101,085     112,549      268,521     344,543
                                          ==========  ==========  ==========  ==========  ===========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                           MFS VARIABLE INSURANCE   MFS VARIABLE INSURANCE    MFS VARIABLE INSURANCE
                                                   TRUST                     TRUST            TRUST (SERVICE CLASS)
                                                SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          -----------------------  ------------------------  -----------------------
                                                                                                  MFS HIGH YIELD
                                                MFS RESEARCH           MFS TOTAL RETURN          (SERVICE CLASS)
                                          -----------------------  ------------------------  -----------------------
                                             2014         2013         2014         2013         2014      2013 (R)
                                          ----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (13,661) $   (35,547) $    41,852  $    27,264  $   134,115  $   85,009
Net realized gains (losses)..............    474,841      494,815      865,004      276,767       41,904      (1,648)
Change in unrealized gains (losses)......   (301,485)     275,665     (159,282)   1,576,651     (119,339)     67,813
                                          ----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................    159,695      734,933      747,574    1,880,682       56,680     151,174
                                          ----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      4,783        3,926       48,484       57,538       11,896      21,383
Benefit payments.........................    (24,108)     (33,111)    (229,351)    (178,422)     (83,349)    (43,981)
Payments on termination..................   (635,433)    (764,364)  (1,992,569)  (1,377,670)    (991,018)   (580,185)
Loans--net...............................         --           --          223          264           --          --
Contract Maintenance Charge..............       (867)      (1,001)      (4,153)      (4,598)      (8,881)     (3,048)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (289,133)    (740,574)     (59,254)    (334,787)      18,920   4,998,752
                                          ----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (944,758)  (1,535,124)  (2,236,620)  (1,837,675)  (1,052,432)  4,392,921
                                          ----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (785,063)    (800,191)  (1,489,046)      43,007     (995,752)  4,544,095
NET ASSETS AT BEGINNING OF
 PERIOD..................................  2,174,224    2,974,415   11,779,279   11,736,272    4,544,095          --
                                          ----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $1,389,161  $ 2,174,224  $10,290,233  $11,779,279  $ 3,548,343  $4,544,095
                                          ==========  ===========  ===========  ===========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    135,138      266,886      603,306      703,878      288,890          --
       Units issued......................      8,037       28,577       37,643       21,135       23,337     345,615
       Units redeemed....................    (64,987)    (160,325)    (145,174)    (121,707)     (88,657)    (56,725)
                                          ----------  -----------  -----------  -----------  -----------  ----------
    Units outstanding at end of
     period..............................     78,188      135,138      495,775      603,306      223,570     288,890
                                          ==========  ===========  ===========  ===========  ===========  ==========

--------
(r)For the period beginning August 16, 2013 and ended December 31, 2013

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                           MFS VARIABLE INSURANCE   MFS VARIABLE INSURANCE   MFS VARIABLE INSURANCE
                                            TRUST (SERVICE CLASS)    TRUST (SERVICE CLASS)    TRUST (SERVICE CLASS)
                                                 SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ----------------------  ------------------------
                                                MFS INVESTORS
                                                GROWTH STOCK          MFS INVESTORS TRUST       MFS NEW DISCOVERY
                                               (SERVICE CLASS)          (SERVICE CLASS)          (SERVICE CLASS)
                                          ------------------------  ----------------------  ------------------------
                                              2014         2013        2014        2013         2014         2013
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (82,473) $   (88,055) $  (11,033) $  (10,373) $   (64,862) $   (76,377)
Net realized gains (losses)..............   1,070,321      960,031     218,594     227,220    1,106,190      363,377
Change in unrealized gains (losses)......    (440,702)   1,000,909    (108,241)    192,298   (1,469,866)   1,309,685
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     547,146    1,872,885      99,320     409,145     (428,538)   1,596,685
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      21,338       33,884       3,930       4,259        7,415       11,751
Benefit payments.........................     (49,248)     (69,113)        (83)         --      (79,582)     (38,624)
Payments on termination..................  (1,614,647)  (1,737,746)   (323,670)   (497,362)  (1,029,524)  (1,265,546)
Loans--net...............................        (261)          --          --          --          170          451
Contract Maintenance Charge..............     (14,895)     (20,460)     (1,809)     (2,880)      (1,878)      (2,515)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (260,461)    (574,854)      5,341    (100,026)    (136,311)     354,729
                                          -----------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,918,174)  (2,368,289)   (316,291)   (596,009)  (1,239,710)    (939,754)
                                          -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,371,028)    (495,404)   (216,971)   (186,864)  (1,668,248)     656,931
NET ASSETS AT BEGINNING OF
 PERIOD..................................   7,134,564    7,629,968   1,363,763   1,550,627    5,195,035    4,538,104
                                          -----------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 5,763,536  $ 7,134,564  $1,146,792  $1,363,763  $ 3,526,787  $ 5,195,035
                                          ===========  ===========  ==========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     422,972      578,644      77,083     113,469      242,148      294,843
       Units issued......................      10,509       16,458       2,623      17,451       14,607       61,293
       Units redeemed....................    (121,241)    (172,130)    (20,242)    (53,837)     (76,709)    (113,988)
                                          -----------  -----------  ----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................     312,240      422,972      59,464      77,083      180,046      242,148
                                          ===========  ===========  ==========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          -------------------------------------------------------------------------
                                           MFS VARIABLE INSURANCE   MFS VARIABLE INSURANCE  MFS VARIABLE INSURANCE
                                            TRUST (SERVICE CLASS)    TRUST (SERVICE CLASS)   TRUST (SERVICE CLASS)
                                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                          ------------------------  ----------------------  ----------------------
                                                  MFS TOTAL
                                                   RETURN                MFS UTILITIES             MFS VALUE
                                               (SERVICE CLASS)          (SERVICE CLASS)         (SERVICE CLASS)
                                          ------------------------  ----------------------  ----------------------
                                              2014         2013        2014        2013        2014        2013
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $     2,817  $     2,078  $   11,808  $   17,948  $   (6,843) $  (16,336)
Net realized gains (losses)..............     591,437      218,453     315,103     246,445     353,268     343,132
Change in unrealized gains (losses)......    (234,970)     996,736     (67,188)    235,039    (148,938)    504,930
                                          -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................     359,284    1,217,267     259,723     499,432     197,487     831,726
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      11,620       30,233          --         500       3,671      18,468
Benefit payments.........................     (54,626)     (44,168)     (1,304)    (26,299)    (54,044)     (4,161)
Payments on termination..................  (2,347,157)  (1,776,514)   (480,451)   (665,174)   (588,572)   (848,038)
Loans--net...............................          --           --         111         142          --          --
Contract Maintenance Charge..............     (11,166)     (14,747)       (781)       (894)     (3,029)     (4,473)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (97,148)     212,750    (151,592)    (15,495)   (134,515)    (44,139)
                                          -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (2,498,477)  (1,592,446)   (634,017)   (707,220)   (776,489)   (882,343)
                                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (2,139,193)    (375,179)   (374,294)   (207,788)   (579,002)    (50,617)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   7,585,320    7,960,499   2,779,018   2,986,806   2,812,892   2,863,509
                                          -----------  -----------  ----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 5,446,127  $ 7,585,320  $2,404,724  $2,779,018  $2,233,890  $2,812,892
                                          ===========  ===========  ==========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     508,904      624,666      90,265     115,976     146,794     199,626
       Units issued......................      15,403       45,469       6,224       9,571       5,186      32,319
       Units redeemed....................    (180,805)    (161,231)    (26,313)    (35,282)    (44,537)    (85,151)
                                          -----------  -----------  ----------  ----------  ----------  ----------
    Units outstanding at end of
     period..............................     343,502      508,904      70,176      90,265     107,443     146,794
                                          ===========  ===========  ==========  ==========  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          ---------------------------------------------------------------------------
                                                OPPENHEIMER              OPPENHEIMER               OPPENHEIMER
                                          VARIABLE ACCOUNT FUNDS   VARIABLE ACCOUNT FUNDS    VARIABLE ACCOUNT FUNDS
                                          (SERVICE SHARES ("SS"))  (SERVICE SHARES ("SS"))   (SERVICE SHARES ("SS"))
                                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                          ----------------------  ------------------------  ------------------------
                                                OPPENHEIMER                                        OPPENHEIMER
                                             DISCOVERY MID CAP           OPPENHEIMER               MAIN STREET
                                                GROWTH (SS)              GLOBAL (SS)             SMALL CAP (SS)
                                          ----------------------  ------------------------  ------------------------
                                             2014        2013         2014         2013         2014         2013
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (29,814) $  (32,922) $   (45,002) $   (31,467) $  (216,264) $  (215,586)
Net realized gains (losses)..............    261,499     163,006      857,416      547,238    5,634,347    2,767,056
Change in unrealized gains (losses)......   (185,868)    473,040     (771,371)   1,187,872   (3,332,514)   5,334,354
                                          ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     45,817     603,124       41,043    1,703,643    2,085,569    7,885,824
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      5,894       5,242       73,183      191,856       76,962      116,485
Benefit payments.........................     (2,367)     (4,284)     (75,144)     (35,866)    (230,839)    (103,897)
Payments on termination..................   (586,930)   (462,042)  (1,918,650)  (2,046,900)  (4,283,851)  (4,995,021)
Loans--net...............................         --          --          939          930        2,313        1,307
Contract Maintenance Charge..............     (3,443)     (4,833)      (3,864)      (4,833)     (22,887)     (27,240)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (110,707)    156,634       70,028     (298,675)  (1,156,059)     (52,320)
                                          ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (697,553)   (309,283)  (1,853,508)  (2,193,488)  (5,614,361)  (5,060,686)
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (651,736)    293,841   (1,812,465)    (489,845)  (3,528,792)   2,825,138
NET ASSETS AT BEGINNING OF
 PERIOD..................................  2,272,043   1,978,202    7,325,499    7,815,344   25,325,976   22,500,838
                                          ----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $1,620,307  $2,272,043  $ 5,513,034  $ 7,325,499  $21,797,184  $25,325,976
                                          ==========  ==========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    149,143     173,254      387,230      516,597    1,147,025    1,416,986
       Units issued......................      8,763      22,659       23,824       39,948       61,367      144,629
       Units redeemed....................    (55,598)    (46,770)    (121,082)    (169,315)    (310,851)    (414,590)
                                          ----------  ----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................    102,308     149,143      289,972      387,230      897,541    1,147,025
                                          ==========  ==========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,


                                          ---------------------------------------------------------------------------
                                              PANORAMA SERIES
                                                FUND, INC.
                                              (SERVICE SHARES          PIMCO VARIABLE            PIMCO VARIABLE
                                                  ("SS"))              INSURANCE TRUST           INSURANCE TRUST
                                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                          ----------------------  ------------------------  ------------------------
                                                OPPENHEIMER
                                               INTERNATIONAL            FOREIGN BOND
                                                GROWTH (SS)          (US DOLLAR-HEDGED)           MONEY MARKET
                                          ----------------------  ------------------------  ------------------------
                                             2014        2013         2014         2013         2014         2013
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (9,263) $   (6,701) $    37,622  $    53,748  $  (304,899) $  (364,928)
Net realized gains (losses)..............    148,885     122,840      143,657      964,248          150           --
Change in unrealized gains (losses)......   (283,324)    257,916      931,841   (1,182,141)          --           --
                                          ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................   (143,702)    374,055    1,113,120     (164,145)    (304,749)    (364,928)
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      1,158       1,395       53,848       46,083      120,626      255,700
Benefit payments.........................    (11,386)       (712)    (164,097)    (179,585)    (576,442)    (220,970)
Payments on termination..................   (152,600)   (247,529)  (2,580,118)  (3,263,883)  (8,969,017)  (7,629,722)
Loans--net...............................      1,608         480          277        1,604          435          410
Contract Maintenance Charge..............       (451)       (488)     (18,081)     (25,171)     (54,801)     (71,194)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (86,735)     35,669     (609,795)    (120,845)   1,391,934    5,947,912
                                          ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (248,406)   (211,185)  (3,317,966)  (3,541,797)  (8,087,265)  (1,717,864)
                                          ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (392,108)    162,870   (2,204,846)  (3,705,942)  (8,392,014)  (2,082,792)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,832,166   1,669,296   13,529,918   17,235,860   23,017,838   25,100,630
                                          ----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $1,440,058  $1,832,166  $11,325,072  $13,529,918  $14,625,824  $23,017,838
                                          ==========  ==========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     85,513      97,005      889,828    1,122,778    2,274,549    2,425,174
       Units issued......................      4,019       9,117       48,308      131,269      377,870      832,582
       Units redeemed....................    (16,388)    (20,609)    (260,394)    (364,219)  (1,196,198)    (983,207)
                                          ----------  ----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................     73,144      85,513      677,742      889,828    1,456,221    2,274,549
                                          ==========  ==========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -----------------------------------------------------------------------------
                                               PIMCO VARIABLE             PIMCO VARIABLE                PUTNAM
                                               INSURANCE TRUST            INSURANCE TRUST           VARIABLE TRUST
                                                 SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  --------------------------  ----------------------
                                                  PIMCO VIT                  PIMCO VIT                    VT
                                                 REAL RETURN               TOTAL RETURN               HIGH YIELD
                                          ------------------------  --------------------------  ----------------------
                                              2014         2013         2014          2013         2014        2013
                                          -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (24,430) $   (20,526) $    280,444  $    411,110  $  127,157  $  153,682
Net realized gains (losses)..............        (701)     449,571       535,507     1,597,678      13,095      11,208
Change in unrealized gains (losses)......     316,723   (2,581,884)      490,178    (4,321,065)   (120,805)      7,134
                                          -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................     291,592   (2,152,839)    1,306,129    (2,312,277)     19,447     172,024
                                          -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      44,539      (13,159)      188,147       404,119         665       1,439
Benefit payments.........................    (113,023)    (110,091)     (649,007)     (769,199)     (5,176)     (3,513)
Payments on termination..................  (3,176,636)  (5,207,061)  (11,045,927)  (17,081,071)   (811,653)   (524,246)
Loans--net...............................         (11)          93         4,183        12,587          --          --
Contract Maintenance Charge..............     (29,825)     (42,981)      (46,727)      (68,635)       (469)       (530)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (503,365)    (940,870)   (1,084,747)   (2,676,838)     (5,706)    204,052
                                          -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (3,778,321)  (6,314,069)  (12,634,078)  (20,179,037)   (822,339)   (322,798)
                                          -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,486,729)  (8,466,908)  (11,327,949)  (22,491,314)   (802,892)   (150,774)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  15,204,244   23,671,152    52,116,537    74,607,851   2,753,199   2,903,973
                                          -----------  -----------  ------------  ------------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $11,717,515  $15,204,244  $ 40,788,588  $ 52,116,537  $1,950,307  $2,753,199
                                          ===========  ===========  ============  ============  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,108,732    1,540,210     3,236,421     4,491,446     128,007     143,617
       Units issued......................      55,030      247,545       169,182       384,473       4,595      17,280
       Units redeemed....................    (321,797)    (679,023)     (948,926)   (1,639,498)    (41,819)    (32,890)
                                          -----------  -----------  ------------  ------------  ----------  ----------
    Units outstanding at end of
     period..............................     841,965    1,108,732     2,456,677     3,236,421      90,783     128,007
                                          ===========  ===========  ============  ============  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                           ----------------------------------------------------------------------
                                                   PUTNAM                   RYDEX                  RYDEX
                                               VARIABLE TRUST          VARIABLE TRUST          VARIABLE TRUST
                                                 SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
                                           ----------------------  ----------------------  ---------------------
                                                     VT                GUGGENHEIM VIF
                                                INTERNATIONAL            LONG SHORT              RYDEX VIF
                                                    VALUE                EQUITY (P)            NASDAQ-100 (Q)
                                           ----------------------  ----------------------  ---------------------
                                              2014        2013        2014        2013        2014        2013
                                           ----------  ----------  ----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $   (1,869) $   28,778  $  (25,003) $  (30,306) $  (14,614) $ (14,453)
Net realized gains (losses)...............   (110,668)   (147,582)    104,430      54,432     152,720    147,198
Change in unrealized gains (losses).......   (120,391)    622,272     (78,242)    257,821      (1,016)   128,066
                                           ----------  ----------  ----------  ----------  ----------  ---------
Increase (decrease) in net assets from
 operations...............................   (232,928)    503,468       1,185     281,947     137,090    260,811
                                           ----------  ----------  ----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................     10,176       5,198       5,771       4,900          24        344
Benefit payments..........................   (334,341)     (4,495)     (5,854)    (27,787)     (5,974)    (2,254)
Payments on termination...................   (305,770)   (288,101)   (588,481)   (441,620)   (146,216)  (309,624)
Loans--net................................      1,720         532          --          --          --         --
Contract Maintenance Charge...............     (1,050)     (1,179)     (3,691)     (4,854)       (180)      (178)
Transfers among the sub-accounts and with
 the Fixed Account--net...................    (67,165)   (150,798)    (68,736)     14,579     176,620    (48,515)
                                           ----------  ----------  ----------  ----------  ----------  ---------
Increase (decrease) in net assets from
 contract transactions....................   (696,430)   (438,843)   (660,991)   (454,782)     24,274   (360,227)
                                           ----------  ----------  ----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS...................................   (929,358)     64,625    (659,806)   (172,835)    161,364    (99,416)
NET ASSETS AT BEGINNING OF
 PERIOD...................................  2,809,938   2,745,313   1,895,101   2,067,936     899,569    998,985
                                           ----------  ----------  ----------  ----------  ----------  ---------
NET ASSETS AT END OF PERIOD............... $1,880,580  $2,809,938  $1,235,295  $1,895,101  $1,060,933  $ 899,569
                                           ==========  ==========  ==========  ==========  ==========  =========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................    169,184     199,027     133,143     170,146      74,992    116,380
       Units issued.......................     10,072       9,575       5,526      13,068      16,328      3,599
       Units redeemed.....................    (52,826)    (39,418)    (52,940)    (50,071)    (11,249)   (44,987)
                                           ----------  ----------  ----------  ----------  ----------  ---------
    Units outstanding at end of period....    126,430     169,184      85,729     133,143      80,071     74,992
                                           ==========  ==========  ==========  ==========  ==========  =========

--------
(p)Previously known as Guggenheim VT US Long Short Equity
(q)Previously known as Rydex VT NASDAQ 100 Strategy Fund

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                                T. ROWE PRICE             T. ROWE PRICE            T. ROWE PRICE
                                                   EQUITY                    EQUITY                   EQUITY
                                                SERIES, INC.              SERIES, INC.             SERIES, INC.
                                                 SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ------------------------  ----------------------
                                                                          T. ROWE PRICE            T. ROWE PRICE
                                                T. ROWE PRICE                MID-CAP                NEW AMERICA
                                                EQUITY INCOME                GROWTH                   GROWTH
                                          ------------------------  ------------------------  ----------------------
                                              2014         2013         2014         2013        2014        2013
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    17,229  $    (4,637) $  (172,004) $  (166,048) $  (44,174) $  (43,454)
Net realized gains (losses)..............     840,563      704,569    1,730,505    1,305,979     523,334     743,648
Change in unrealized gains (losses)......    (188,611)   2,353,236     (376,484)   1,988,950    (258,417)    177,858
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................     669,181    3,053,168    1,182,017    3,128,881     220,743     878,052
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      45,381       55,870       38,098       21,692      37,204      36,733
Benefit payments.........................    (457,093)    (275,440)    (169,016)     (47,660)     (9,127)    (49,327)
Payments on termination..................  (1,793,820)  (2,396,021)  (1,411,278)  (1,155,198)   (156,536)   (494,991)
Loans--net...............................         584          434           23           30          --          --
Contract Maintenance Charge..............      (5,651)      (6,401)      (5,622)      (6,167)     (1,126)     (1,170)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     331,040      611,873     (120,036)    (542,464)    (55,776)   (191,648)
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,879,559)  (2,009,685)  (1,667,831)  (1,729,767)   (185,361)   (700,403)
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,210,378)   1,043,483     (485,814)   1,399,114      35,382     177,649
NET ASSETS AT BEGINNING OF
 PERIOD..................................  13,016,143   11,972,660   11,239,161    9,840,047   2,988,531   2,810,882
                                          -----------  -----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $11,805,765  $13,016,143  $10,753,347  $11,239,161  $3,023,913  $2,988,531
                                          ===========  ===========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     592,874      694,054      365,940      432,443     171,332     220,761
       Units issued......................      52,408       88,744        3,640        3,632      13,122      35,817
       Units redeemed....................    (135,137)    (189,924)     (54,288)     (70,135)    (23,574)    (85,246)
                                          -----------  -----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period..............................     510,145      592,874      315,292      365,940     160,880     171,332
                                          ===========  ===========  ===========  ===========  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          ---------------------------------------------------------------------------
                                                T. ROWE PRICE             T. ROWE PRICE            T. ROWE PRICE
                                                   EQUITY                    EQUITY                INTERNATIONAL
                                               SERIES, INC. II           SERIES, INC. II           SERIES, INC.
                                                 SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                          ------------------------  ------------------------  ----------------------
                                                T. ROWE PRICE             T. ROWE PRICE            T. ROWE PRICE
                                                  BLUE CHIP                  EQUITY                INTERNATIONAL
                                                  GROWTH II                 INCOME II                  STOCK
                                          ------------------------  ------------------------  ----------------------
                                              2014         2013         2014         2013        2014        2013
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (248,236) $  (270,067) $   (17,419) $   (65,183) $  (25,352) $  (22,411)
Net realized gains (losses)..............   2,960,735    2,720,565    1,694,462    1,458,629     229,687      67,450
Change in unrealized gains (losses)......  (1,628,765)   3,152,114     (683,747)   4,134,947    (299,055)    388,005
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................   1,083,734    5,602,612      993,296    5,528,393     (94,720)    433,044
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      69,856       69,038       73,538       93,806      56,254     169,750
Benefit payments.........................     (77,723)     (82,814)     (58,129)    (191,577)    (50,791)    (31,709)
Payments on termination..................  (3,624,159)  (3,706,718)  (4,621,217)  (6,052,974)   (782,155)   (254,011)
Loans--net...............................         129          543          618          827         433         427
Contract Maintenance Charge..............     (27,758)     (36,060)     (37,345)     (51,401)     (1,393)     (1,618)
Transfers among the sub-accounts and
 with the Fixed Account--net.............  (2,342,507)  (1,359,337)  (1,208,322)    (398,233)    (51,664)    249,256
                                          -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (6,002,162)  (5,115,348)  (5,850,857)  (6,599,552)   (829,316)    132,095
                                          -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (4,918,428)     487,264   (4,857,561)  (1,071,159)   (924,036)    565,139
NET ASSETS AT BEGINNING OF
 PERIOD..................................  17,862,556   17,375,292   21,984,781   23,055,940   4,126,928   3,561,789
                                          -----------  -----------  -----------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $12,944,128  $17,862,556  $17,127,220  $21,984,781  $3,202,892  $4,126,928
                                          ===========  ===========  ===========  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     951,619    1,282,909    1,314,229    1,756,384     327,504     316,779
       Units issued......................      37,251      157,102       26,355      102,747      57,244      60,576
       Units redeemed....................    (344,132)    (488,392)    (369,450)    (544,902)   (120,985)    (49,851)
                                          -----------  -----------  -----------  -----------  ----------  ----------
    Units outstanding at end of
     period..............................     644,738      951,619      971,134    1,314,229     263,763     327,504
                                          ===========  ===========  ===========  ===========  ==========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -----------------------------------------------------------------------------
                                                                                                   THE UNIVERSAL
                                                THE UNIVERSAL            THE UNIVERSAL        INSTITUTIONAL FUNDS, INC.
                                          INSTITUTIONAL FUNDS, INC. INSTITUTIONAL FUNDS, INC.       (CLASS II)
                                                 SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  ------------------------  ------------------------
                                               VAN KAMPEN UIF           VAN KAMPEN UIF            VAN KAMPEN UIF
                                                   GROWTH               MID CAP GROWTH           GROWTH (CLASS II)
                                          ------------------------  ------------------------  ------------------------
                                              2014         2013        2014         2013         2014         2013
                                          -----------  -----------  ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (132,473) $   (89,655) $  (26,306)  $  (22,279)  $  (26,485)  $  (20,801)
Net realized gains (losses)..............   1,592,502    1,137,799     358,764      154,508      320,625      215,705
Change in unrealized gains (losses)......  (1,068,896)   2,137,593    (325,612)     477,193     (237,402)     392,074
                                          -----------  -----------  ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 operations..............................     391,133    3,185,737       6,846      609,422       56,738      586,978
                                          -----------  -----------  ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       4,933       10,767       1,788        5,844       13,368        1,335
Benefit payments.........................     (35,446)     (64,724)    (55,033)     (12,502)      (8,423)     (27,178)
Payments on termination..................  (1,474,391)  (1,455,109)   (306,721)    (400,309)    (472,671)    (325,617)
Loans--net...............................         652          641          --        1,519           --           --
Contract Maintenance Charge..............      (1,657)      (1,856)       (662)        (791)        (690)        (760)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (59,857)    (177,130)    (55,223)     (58,204)     755,346       80,657
                                          -----------  -----------  ----------   ----------   ----------   ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,565,766)  (1,687,411)   (415,851)    (464,443)     286,930     (271,563)
                                          -----------  -----------  ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,174,633)   1,498,326    (409,005)     144,979      343,668      315,415
NET ASSETS AT BEGINNING OF
 PERIOD..................................   9,402,865    7,904,539   2,051,247    1,906,268    1,822,583    1,507,168
                                          -----------  -----------  ----------   ----------   ----------   ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 8,228,232  $ 9,402,865  $1,642,242   $2,051,247   $2,166,251   $1,822,583
                                          ===========  ===========  ==========   ==========   ==========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     401,201      491,384      96,671      121,709       82,799       99,482
       Units issued......................      14,159        6,618       1,915        1,987       35,449       11,719
       Units redeemed....................     (79,940)     (96,801)    (21,678)     (27,025)     (24,821)     (28,402)
                                          -----------  -----------  ----------   ----------   ----------   ----------
    Units outstanding at end of
     period..............................     335,420      401,201      76,908       96,671       93,427       82,799
                                          ===========  ===========  ==========   ==========   ==========   ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -----------------------------------------------------------------------------
                                                                             VAN ECK                   VAN ECK
                                                THE UNIVERSAL               WORLDWIDE                 WORLDWIDE
                                          INSTITUTIONAL FUNDS, INC.         INSURANCE                 INSURANCE
                                                 (CLASS II)                   TRUST                     TRUST
                                                 SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                          ------------------------  ------------------------  ------------------------
                                               VAN KAMPEN UIF              VAN ECK VIP               VAN ECK VIP
                                                  U.S. REAL                 EMERGING                 GLOBAL HARD
                                              ESTATE (CLASS II)              MARKETS                   ASSETS
                                          ------------------------  ------------------------  ------------------------
                                              2014         2013         2014         2013         2014         2013
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (46,221) $   (94,642) $   (32,845) $     1,952  $   (65,915) $   (46,066)
Net realized gains (losses)..............     744,828      411,071      375,381       (9,839)      77,090       81,376
Change in unrealized gains (losses)......   2,105,612     (226,453)    (388,151)     424,731     (775,724)     394,381
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................   2,804,219       89,976      (45,615)     416,844     (764,549)     429,691
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      54,646       52,328       12,204       15,627       44,362       24,040
Benefit payments.........................    (446,002)     (53,958)     (14,709)          --      (30,775)      (1,698)
Payments on termination..................  (2,975,054)  (3,013,317)  (1,016,416)  (1,127,342)  (1,034,156)  (1,338,728)
Loans--net...............................          50          283          100          333          100          362
Contract Maintenance Charge..............     (25,706)     (33,289)      (1,865)      (2,647)      (1,817)      (2,430)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (929,516)     287,571     (119,935)      11,904       27,674     (233,434)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (4,321,582)  (2,760,382)  (1,140,621)  (1,102,125)    (994,612)  (1,551,888)
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,517,363)  (2,670,406)  (1,186,236)    (685,281)  (1,759,161)  (1,122,197)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  12,004,937   14,675,343    3,863,323    4,548,604    4,841,166    5,963,363
                                          -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $10,487,574  $12,004,937  $ 2,677,087  $ 3,863,323  $ 3,082,005  $ 4,841,166
                                          ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     624,949      765,003      141,415      183,650      157,009      210,149
       Units issued......................      18,428      204,725        5,285       18,065        9,576        7,767
       Units redeemed....................    (211,936)    (344,779)     (46,853)     (60,300)     (40,794)     (60,907)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................     431,441      624,949       99,847      141,415      125,791      157,009
                                          ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS ENDED DECEMBER 31,

                                          -------------------------------------------------------------------------
                                                  VAN ECK
                                                 WORLDWIDE
                                                 INSURANCE              WELLS FARGO              WELLS FARGO
                                                   TRUST               VARIABLE TRUST           VARIABLE TRUST
                                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
                                          ----------------------  -----------------------  -----------------------
                                                  VAN ECK               WELLS FARGO              WELLS FARGO
                                             VIP MULTI-MANAGER          ADVANTAGE VT             ADVANTAGE VT
                                               ALTERNATIVES              DISCOVERY               OPPORTUNITY
                                          ----------------------  -----------------------  -----------------------
                                             2014        2013         2014        2013         2014        2013
                                          ----------  ----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (13,889) $  (17,391) $   (75,279) $  (83,616) $   (81,192) $  (74,357)
Net realized gains (losses)..............     24,520      11,795    1,394,857     607,933      408,322     136,246
Change in unrealized gains (losses)......    (33,805)     39,530   (1,457,961)  1,256,711      119,888   1,334,783
                                          ----------  ----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................    (23,174)     33,934     (138,383)  1,781,028      447,018   1,396,672
                                          ----------  ----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      2,870       3,380       12,277      19,770       20,732      22,722
Benefit payments.........................         --        (821)     (67,592)    (19,417)     (83,887)    (98,621)
Payments on termination..................   (285,326)   (274,232)    (436,710)   (500,149)    (815,758)   (649,427)
Loans--net...............................         --          --           90         (80)         132         138
Contract Maintenance Charge..............     (2,389)     (3,678)      (2,525)     (2,845)      (3,580)     (3,965)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     36,331      31,051   (1,638,577)    443,718     (354,319)   (213,171)
                                          ----------  ----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (248,514)   (244,300)  (2,133,037)    (59,003)  (1,236,680)   (942,324)
                                          ----------  ----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (271,688)   (210,366)  (2,271,420)  1,722,025     (789,662)    454,348
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,012,419   1,222,785    5,954,061   4,232,036    5,804,362   5,350,014
                                          ----------  ----------  -----------  ----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $  740,731  $1,012,419  $ 3,682,641  $5,954,061  $ 5,014,700  $5,804,362
                                          ==========  ==========  ===========  ==========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     96,198     119,992      234,466     235,323      319,097     378,000
       Units issued......................      6,771      13,465       22,789      68,522       15,117       7,312
       Units redeemed....................    (30,895)    (37,259)    (111,351)    (69,379)     (80,910)    (66,215)
                                          ----------  ----------  -----------  ----------  -----------  ----------
    Units outstanding at end of
     period..............................     72,074      96,198      145,904     234,466      253,304     319,097
                                          ==========  ==========  ===========  ==========  ===========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

On July 17, 2013, Resolution Life Holdings, Inc. ("Holdings") executed a Stock Purchase Agreement (the "Transaction") to acquire 100% of Lincoln Benefit from Allstate Life Insurance Company ("Allstate"). In November 2013, Holdings assigned the right to acquire all of Lincoln Benefit's outstanding capital stock to Resolution Life, Inc. pursuant to an Assignment Agreement. The closing date of the transaction was April 1, 2014. Prior to April 1, 2014, Lincoln Benefit was wholly owned by Allstate, an indirectly wholly owned subsidiary of The Allstate Corporation.

The assets within the Account are legally segregated from each other into sub-accounts (the "sub-accounts"). In 2006, Lincoln Benefit entered into an administrative servicing agreement (the "Agreement") with Allstate, whereby Allstate agreed to be responsible for servicing the individual variable annuity contracts, including the payment of benefits, oversight of investment management and contract administration. Allstate subsequently appointed The Prudential Insurance Company of America ("Prudential") as administrator of the contracts. In accordance with an administrative servicing agreement between Allstate and Prudential (the "Sub-contracting Agreement"), Prudential is responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. The obligations of Prudential under the Sub-contracting Agreement are to Allstate and Allstate continues to be responsible for all terms and conditions of the Agreement. The Agreement and Sub-contracting Agreement do not extinguish Lincoln Benefit's obligations to the variable annuity contractholders. Lincoln Benefit is responsible for all contract terms and conditions of the underlying variable annuities.

Lincoln Benefit issues six variable annuity contracts; Investor's Select, Consultant I, Consultant II, Consultant Solutions, Premier Planner, and Advantage (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders but is closed to new contractholders. Absent any contract provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death, a specified contract anniversary date or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios ("Fund" or "Funds") in which they invest:

THE ALGER PORTFOLIOS (CLASS 1-2)            DEUTSCHE VARIABLE INSURANCE TRUST
   Alger Capital Appreciation (Class        FUNDS (PREVIOUSLY KNOWN AS DWS
1-2)                                        INVESTMENTS VARIABLE INSURANCE TRUST
   Alger Growth & Income (Class 1-2)        FUNDS)
   Alger Large Cap Growth (Class 1-2)          Deutsche Equity 500 Index VIP B
   Alger Mid Cap Growth (Class 1-2)              (Previously known as DWS Equity
   Alger Small Cap Growth (Class 1-2)            500 Index VIP B)
THE ALGER PORTFOLIOS (CLASS S)                 Deutsche Small Cap Index VIP B
   Alger Capital Appreciation (Class             (Previously known as DWS Small
S)                                               Cap Index VIP B)
   Alger Large Cap Growth (Class S)
   Alger Mid Cap Growth (Class S)

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DEUTSCHE VARIABLE SERIES I              INVESCO INVESTMENT SERVICES (SERIES
(PREVIOUSLY KNOWN AS DWS VARIABLE       II)
SERIES I)                                  Invesco V.I. American Franchise II
   Deutsche Bond VIP A (Previously         Invesco V.I. Core Equity II
     known as DWS Bond VIP A)              Invesco V.I. Government Securities
   Deutsche Core Equity VIP A                II
     (Previously known as DWS Core         Invesco V.I. Growth and Income II
     Equity VIP A)                         Invesco V.I. Mid Cap Core Equity II
   Deutsche Global Small Cap VIP A         Invesco V.I. Mid Cap Growth II
     (Previously known as DWS Global       Invesco V.I. Value Opportunities II
     Small Cap Growth VIP A)            J.P. MORGAN SERIES TRUST II
   Deutsche International VIP A            JPMorgan IT Small Cap Core
     (Previously known as DWS                Portfolio
     International VIP A)               JANUS ASPEN SERIES
DEUTSCHE VARIABLE SERIES II                Balanced
(PREVIOUSLY KNOWN AS DWS VARIABLE          Enterprise
SERIES II)                                 Flexible Bond
   Deutsche Global Income Builder VIP      Forty Portfolio
     A II (Previously known as DWS         Global Research
     Global Income Builder VIP A II)       Janus Portfolio
FEDERATED INSURANCE SERIES              JANUS ASPEN SERIES (SERVICE SHARES)
   Federated Fund for U.S. Government      Balanced (Service Shares)
     Securities II                         Forty Portfolio (Service Shares)
   Federated High Income Bond Fund II      Global Research (Service Shares)
   Federated Managed Volatility Fund       Overseas (Service Shares)
     II                                    Perkins Mid Cap Value Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS         (Service Shares)
FUND                                    LAZARD RETIREMENT SERIES, INC.
   VIP Asset Manager                       Emerging Markets Equity
   VIP Contrafund                          International Equity
   VIP Equity-Income                    LEGG MASON PARTNERS VARIABLE EQUITY
   VIP Growth                           TRUST
   VIP Index 500                           ClearBridge Variable All Cap Value
   VIP Money Market                          Portfolio I* (Previously known
   VIP Overseas                              as Clearbridge Variable
FIDELITY VARIABLE INSURANCE PRODUCTS         Fundamental All Cap Value
FUND (SERVICE CLASS 2)                       Portfolio I) (On December 5,
   VIP Asset Manager (Service Class 2)       2014, ClearBridge Variable
   VIP Contrafund (Service Class 2)          Fundamental All Cap Value
   VIP Equity-Income (Service Class 2)       Portfolio I merged into
   VIP Growth (Service Class 2)              Clearbridge Variable Large Cap
   VIP Index 500 (Service Class 2)           Value Portfolio I) (For the
   VIP Investment Grade Bond (Service        period January 1, 2014 and ended
     Class 2)                                December 5, 2014)
   VIP Money Market (Service Class 2)      ClearBridge Variable Large Cap
   VIP Overseas (Service Class 2)            Value Portfolio I (On
GOLDMAN SACHS VARIABLE INSURANCE TRUST       December 5, 2014, Clearbridge
   VIT Small Cap Equity Insights             Variable Fundamental All Cap
     (Previously known as VIT                Portfolio I merged into
     Structured Small Cap Equity)            Clearbridge Variable Large Cap
   VIT Strategic International Equity        Value Portfolio I)
INVESCO INVESTMENT SERVICES             LEGG MASON PARTNERS VARIABLE INCOME
   Invesco V.I. American Franchise      TRUST
   Invesco V.I. American Value             Western Asset Variable Global High
   Invesco V.I. High Yield                   Yield Bond Portfolio II
   Invesco V.I. Value Opportunities     MFS VARIABLE INSURANCE TRUST
                                           MFS Growth
                                           MFS Investors Trust

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 MFS VARIABLE INSURANCE TRUST            T. ROWE PRICE EQUITY SERIES, INC.
 (CONTINUED)                                T. Rowe Price Equity Income
    MFS New Discovery                       T. Rowe Price Mid-Cap Growth
    MFS Research                            T. Rowe Price New America Growth
    MFS Total Return                     T. ROWE PRICE EQUITY SERIES, INC. II
 MFS VARIABLE INSURANCE TRUST (SERVICE      T. Rowe Price Blue Chip Growth II
 CLASS)                                     T. Rowe Price Equity Income II
    MFS High Yield (Service Class)       T. ROWE PRICE INTERNATIONAL SERIES,
    MFS Investor Growth Stock (Service   INC.
      Class)                                T. Rowe Price International Stock
    MFS Investors Trust (Service Class)  THE UNIVERSAL INSTITUTIONAL FUNDS,
    MFS New Discovery (Service Class)    INC.
    MFS Total Return (Service Class)        Van Kampen UIF Growth
    MFS Utilities (Service Class)           Van Kampen UIF Mid Cap Growth
    MFS Value (Service Class)            THE UNIVERSAL INSTITUTIONAL FUNDS,
 OPPENHEIMER VARIABLE ACCOUNT FUNDS      INC. (CLASS II)
 (SERVICE SHARES ("SS"))                    Van Kampen UIF Growth (Class II)
    Oppenheimer Discovery Mid Cap           Van Kampen UIF U.S. Real Estate
      Growth (SS)                             (Class II)
    Oppenheimer Global (SS)              VAN ECK WORLDWIDE INSURANCE TRUST
    Oppenheimer Main Street Small Cap       Van Eck VIP Emerging Markets
      (SS)                                  Van Eck VIP Global Hard Assets
 PANORAMA SERIES FUND, INC. (SERVICE        Van Eck VIP Multi-Manager
 SHARES ("SS"))                               Alternatives
    Oppenheimer International Growth     WELLS FARGO VARIABLE TRUST
      (SS)                                  Wells Fargo Advantage VT Discovery
 PIMCO VARIABLE INSURANCE TRUST             Wells Fargo Advantage VT
    Foreign Bond (US Dollar-Hedged)           Opportunity
    Money Market
    PIMCO VIT Real Return
    PIMCO VIT Total Return
 PUTNAM VARIABLE TRUST
    VT High Yield
    VT International Value
 RYDEX VARIABLE TRUST
    Guggenheim VIF Long Short Equity
      (Previously known as Guggenheim
      VT US Long Short Equity)
    Rydex VIF NASDAQ-100 (Previously
      known as Rydex VT Nasdaq 100
      Strategy Fund)

*  Fund was available, but had no assets as of December 31, 2014.

The net assets are affected by the investment results of each Fund, transactions by contractholders and certain contract expenses (see Note 4). Contractholders' interests consist of accumulation units of the sub-account. The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholders to the Fixed Account in which the contractholders' deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.

A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.

INVESTMENTS--Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

DIVIDENDS--Dividends declared by the Funds are recognized on the ex-dividend date.

NET REALIZED GAINS AND LOSSES--Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

FEDERAL INCOME TAXES--The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. Prior to April 1, 2014, Lincoln Benefit joined with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. Subsequent to April 1, 2014, Lincoln Benefit and its affiliates will file a separate consolidated federal income tax return for the period April 1, 2014 to December 31, 2014.

The Account had no liability for unrecognized tax benefits as of December 31, 2014. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  FAIR VALUE OF ASSETS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

   Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

   Level 2: Assets whose values are based on the following:
         (a) Quoted prices for similar assets in active markets;
         (b) Quoted prices for identical or similar assets in markets that are not active; or
         (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

   Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-accounts can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers. The Account's policy is to recognize the transfer of securities among the levels at the beginning of the reporting period.

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and Annuity 2000 Mortality Table, depending on the annuitization date. The assumed investment return is 3.72%, with 3.00% minimum and 6.00% maximum. The mortality risk is fully borne by Lincoln Benefit and may result in additional amounts being transferred into the Account by Lincoln Benefit to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Lincoln Benefit but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Lincoln Benefit. A payable is established for amounts payable to Lincoln Benefit from the sub-accounts but not yet paid. The amounts are included in "Transfers among the sub-accounts and with the Fixed Account--net" on the Statements of Changes in Net Assets.

4.  EXPENSES

MORTALITY AND EXPENSE RISK CHARGE--Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 1.15% to 2.60% per annum of the daily net assets of the Account, based on the rider options selected. The mortality and expense risk charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits provided in the contract and the cost of administering the contract. Lincoln Benefit guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder's discretion, additional options may be purchased for an additional charge.

ADMINISTRATIVE EXPENSE CHARGE--Lincoln Benefit deducts administrative expense charges daily at a rate equal to 0.15% per annum of the average daily net assets of the Account for Investor's Select and 0.10% for Consultant I, Consultant II, Consultant Solutions, Premier Planner and Advantage. The administrative expense charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations.

CONTRACT MAINTENANCE CHARGE--Lincoln Benefit deducts an annual maintenance charge on certain contracts on each contract anniversary and guarantees that this charge will not increase over the life of the contract. For

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investor's Select, the charge is $25 and will be waived if total deposits are $75,000 or more. For Consultant I, Consultant II and Premier Planner, the charge is $35 and will be waived if total deposits are $50,000 or more. For Consultant Solutions, the charge is $40, reduced to $30 if total deposits are $2,000 or more, and waived in certain cases. The contract maintenance charge is recognized as a redemption of units and reported on the Statements of Changes in Net Assets.

WITHDRAWAL CHARGE--In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge ranges from 7% to 8.5% in the early years of the contract and declines to 0% after a specified period depending upon the contract. These amounts are included in payments on terminations but are remitted to Lincoln Benefit, and reported on the Statements of Changes in Net Assets.

5.  PURCHASES OF INVESTMENTS

   The cost of investments purchased during the year ended December 31, 2014 was as follows:

                                                                              PURCHASES
                                                                              ----------
Investments in The Alger Portfolios (Class 1-2) Sub-Accounts:
   Alger Capital Appreciation (Class 1-2).................................... $2,930,367
   Alger Growth & Income (Class 1-2).........................................    494,784
   Alger Large Cap Growth (Class 1-2)........................................  1,557,222
   Alger Mid Cap Growth (Class 1-2)..........................................    116,703
   Alger Small Cap Growth (Class 1-2)........................................    712,058
Investments in The Alger Portfolios (Class S) Sub-Accounts:
   Alger Capital Appreciation (Class S)......................................    876,463
   Alger Large Cap Growth (Class S)..........................................  3,103,931
   Alger Mid Cap Growth (Class S)............................................     84,364
Investments in the Deutsche Variable Insurance Trust Funds (a) Sub-Accounts:
   Deutsche Equity 500 Index VIP B (b).......................................     69,857
   Deutsche Small Cap Index VIP B (c)........................................     72,008
Investments in the Deutsche Variable Series I (d) Sub-Accounts:
   Deutsche Bond VIP A (e)...................................................    181,782
   Deutsche Core Equity VIP A (f)............................................    349,976
   Deutsche Global Small Cap VIP A (g).......................................  1,341,292
   Deutsche International VIP A (h)..........................................    136,948
Investment in the Deutsche Variable Series II (i) Sub-Account:
   Deutsche Global Income Builder VIP A II (j)...............................    588,028

(a) Previously known as DWS Investments Variable Insurance Trust Funds
(b) Previously known as DWS Equity 500 Index VIP B
(c) Previously known as DWS Small Cap Index VIP B
(d) Previously known as DWS Variable Series I
(e) Previously known as DWS Bond VIP A
(f) Previously known as DWS Core Equity VIP A
(g) Previously known as DWS Global Small Cap Growth VIP A
(h) Previously known as DWS International VIP A
(i) Previously known as DWS Variable Series II
(j) Previously known as DWS Global Income Builder VIP A II

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  PURCHASES OF INVESTMENTS (CONTINUED)



                                                                                PURCHASES
                                                                                -----------
Investments in the Federated Insurance Series Sub-Accounts:
   Federated Fund for U.S. Government Securities II..........................  $   888,695
   Federated High Income Bond Fund II........................................    1,952,863
   Federated Managed Volatility Fund II......................................      475,192
Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager.........................................................      369,080
   VIP Contrafund............................................................    2,499,409
   VIP Equity-Income.........................................................    1,147,306
   VIP Growth................................................................      909,484
   VIP Index 500.............................................................    2,281,081
   VIP Money Market..........................................................   12,101,035
   VIP Overseas..............................................................    1,006,691
Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
   VIP Asset Manager (Service Class 2)........................................     162,287
   VIP Contrafund (Service Class 2)...........................................     799,176
   VIP Equity-Income (Service Class 2)........................................     692,215
   VIP Growth (Service Class 2)...............................................     650,771
   VIP Index 500 (Service Class 2)............................................     810,289
   VIP Investment Grade Bond (Service Class 2)................................     853,594
   VIP Money Market (Service Class 2).........................................   4,366,601
   VIP Overseas (Service Class 2).............................................   1,303,182
Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
   VIT Small Cap Equity Insights (k)..........................................     127,452
   VIT Strategic International Equity.........................................      32,346
Investments in the Invesco Investment Services Sub-Accounts:
   Invesco V.I. American Franchise............................................      10,487
   Invesco V.I. American Value................................................   2,139,093
   Invesco V.I. High Yield....................................................     167,581
   Invesco V.I. Value Opportunities...........................................     494,675
Investments in the Invesco Investment Services Series II Sub-Accounts:
   Invesco V.I. American Franchise II.........................................     108,639
   Invesco V.I. Core Equity II................................................      73,708
   Invesco V.I. Government Securities II......................................     173,520
   Invesco V.I. Growth and Income II..........................................   3,210,395
   Invesco V.I. Mid Cap Core Equity II........................................     853,951
   Invesco V.I. Mid Cap Growth II.............................................     494,262
   Invesco V.I. Value Opportunities II........................................     151,418
Investment in the J.P. Morgan Series Trust II Sub-Account:
   J.P. Morgan IT Small Cap Core Portfolio....................................     148,086
Investments in the Janus Aspen Series Sub-Accounts:
   Balanced...................................................................   1,533,160
   Enterprise.................................................................   1,235,758
   Flexible Bond..............................................................     752,339
   Forty Portfolio............................................................     708,025

(k) Previously known as VIT Structured Small Cap Equity

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                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  PURCHASES OF INVESTMENTS (CONTINUED)



                                                                       PURCHASES
                                                                        ----------
   Investments in the Janus Aspen Series Sub-Accounts (continued):
      Global Research..............................................    $  444,631
      Janus Portfolio..............................................     1,071,631
   Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
      Balanced (Service Shares)....................................       420,193
      Forty Portfolio (Service Shares).............................     1,015,731
      Global Research (Service Shares).............................        27,836
      Overseas (Service Shares)....................................       916,019
      Perkins Mid Cap Value Portfolio (Service Shares).............     1,121,067
   Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
      Emerging Markets Equity......................................       151,977
      International Equity.........................................        20,047
   Investments in the Legg Mason Partners Variable Equity Trust (l) Sub-Accounts:
      ClearBridge Variable All Cap Value Portfolio I (m)(n)(o)......    2,428,748
      ClearBridge Variable Large Cap Value Portfolio I (n)..........    4,347,111
   Investment in the Legg Mason Partners Variable Income Trust Sub-Account:
      Western Asset Variable Global High Yield Bond Portfolio II....    1,313,373
   Investments in the MFS Variable Insurance Trust Sub-Accounts:
      MFS Growth....................................................      397,091
      MFS Investors Trust...........................................      294,757
      MFS New Discovery.............................................    1,501,228
      MFS Research..................................................      204,336
      MFS Total Return..............................................    1,051,135
   Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
      MFS High Yield (Service Class)................................      490,357
      MFS Investors Growth Stock (Service Class)....................      440,194
      MFS Investors Trust (Service Class)...........................      144,413
      MFS New Discovery (Service Class).............................    1,072,072
      MFS Total Return (Service Class)..............................      410,370
      MFS Utilities (Service Class).................................      368,401
      MFS Value (Service Class).....................................      161,752
   Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS"))
     Sub-Accounts:
      Oppenheimer Discovery Mid Cap Growth (SS).....................       98,187
      Oppenheimer Global (SS).......................................      568,498
      Oppenheimer Main Street Small Cap (SS)........................    4,353,183
   Investment in the Panorama Series Fund, Inc. (Service Shares ("SS")) Sub-Account:
      Oppenheimer International Growth (SS)...........................    124,063

(l) Previously known as Legg Mason Partners Variable Portfolios I, Inc.
(m) Previously known as ClearBridge Variable Fundamental All Cap Value
Portfolio I
(n) On December 5, 2014, Clearbridge Variable All Cap Value Portfolio I merged into Clearbridge Variable Large Cap Value Portfolio I
(o) For the period beginning January 1, 2014 and ended December 5, 2014

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  PURCHASES OF INVESTMENTS (CONTINUED)


                                                                           PURCHASES
                                                                              -----------
           Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
              Foreign Bond (US Dollar-Hedged).........................    $   790,461
              Money Market............................................      3,030,313
              PIMCO VIT Real Return...................................        361,911
              PIMCO VIT Total Return..................................      2,420,863
           Investments in the Putnam Variable Trust Sub-Accounts:
              VT High Yield...........................................        246,773
              VT International Value..................................        149,907
           Investments in the Rydex Variable Trust Sub-Accounts:
              Guggenheim VIF Long Short Equity (p)....................         48,078
              Rydex VIF NASDAQ-100 (q)................................        247,452
           Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
              T. Rowe Price Equity Income.............................      1,207,578
              T. Rowe Price Mid-Cap Growth............................      1,223,608
              T. Rowe Price New America Growth........................        630,516
           Investments in the T. Rowe Price Equity Series, Inc. II Sub-Accounts:
              T. Rowe Price Blue Chip Growth II.......................        325,758
              T. Rowe Price Equity Income II..........................        437,524
           Investment in the T. Rowe Price International Series, Inc. Sub-Account:
              T. Rowe Price International Stock.......................        572,139
           Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
              Van Kampen UIF Growth...................................        875,682
              Van Kampen UIF Mid Cap Growth...........................        275,243
           Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts:
              Van Kampen UIF Growth (Class II)...........................     941,638
              Van Kampen UIF U.S. Real Estate (Class II).................     330,315
           Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
              Van Eck VIP Emerging Markets...............................     566,415
              Van Eck VIP Global Hard Assets.............................     198,106
              Van Eck VIP Multi-Manager Alternatives.....................      79,285
           Investments in the Wells Fargo Variable Trust Sub-Accounts:
              Wells Fargo Advantage VT Discovery.........................   1,044,783
              Wells Fargo Advantage VT Opportunity.......................     212,113
                                                                              -----------
                                                                          $99,474,491
                                                                              ===========

(p) Previously known as Guggenheim VT US Long Short Equity
(q) Previously known as Rydex VT NASDAQ 100 Strategy Fund

6.  FINANCIAL HIGHLIGHTS

Lincoln Benefit offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and accumulation unit values which in turn result in various expense and total return ratios.

In the table below, the units, the range of lowest to highest accumulation unit values, the investment income ratio, the range of lowest to highest expense ratios assessed by Lincoln Benefit and the corresponding range of

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


total return is presented for each rider option of the sub-accounts that had outstanding units during the period. These ranges of lowest to highest accumulation unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented.

ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

    * INVESTMENT INCOME RATIO--These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

       Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, the investment income ratio is calculated for the period, or from the effective date, through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the end of the period is zero.

    ** EXPENSE RATIO--These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund have been excluded.

    ***TOTAL RETURN--These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

       Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- -----------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  --------------
Investments in the
  The Alger Portfolios (Class 1-2)
   Sub-Accounts:
     Alger Capital Appreciation (Class 1-2)
     2014.........   515   $15.11 - 35.52    $12,123       0.09%     1.25 - 1.80%  11.72 - 12.34%
     2013.........   577    13.52 - 31.62     12,051       0.37      1.25 - 1.80   32.78 - 33.51
     2012.........   577    10.18 - 23.68      9,378       1.00      1.25 - 1.80   16.19 - 16.83
     2011.........   923     8.77 - 20.27     11,846       0.11      1.25 - 1.80  -2.08 -  -1.54
     2010.........   988     8.95 - 20.59     13,529       0.38      1.25 - 1.80   11.99 - 12.61

     Alger Growth & Income (Class 1-2)
     2014.........   296    11.66 - 21.40      5,096       2.17      1.25 - 1.80   10.51 - 11.12
     2013.........   358    10.55 - 19.26      5,409       1.95      1.25 - 1.80   27.60 - 28.31
     2012.........   429     8.27 - 15.01      5,012       3.32      1.25 - 1.80   10.33 - 10.94
     2011.........   470     7.50 - 13.53      4,958       1.72      1.25 - 1.80   4.61 -   5.19
     2010.........   578     7.17 - 12.86      5,808       1.45      1.25 - 1.80   10.27 - 10.87

     Alger Large Cap Growth (Class 1-2)
     2014.........   344    11.17 - 19.59      5,288       0.15      1.25 - 1.80   9.01 -   9.61
     2013.........   374    10.24 - 17.88      5,437       0.76      1.25 - 1.80   32.67 - 33.40
     2012.........   442     7.72 - 13.40      4,776       1.18      1.25 - 1.80   7.90 -   8.50
     2011.........   535     7.16 - 12.35      5,354       1.04      1.25 - 1.80  -2.12 -  -1.58
     2010.........   761     7.31 - 12.55      7,590       0.75      1.25 - 1.80   11.37 - 11.98

     Alger Mid Cap Growth (Class 1-2)
     2014.........   490    15.15 - 28.23     10,036         --      1.25 - 1.80    6.08 -  6.67
     2013.........   607    14.28 - 26.46     11,544       0.32      1.25 - 1.80   33.42 - 34.15
     2012.........   719    10.70 - 19.72     10,225         --      1.25 - 1.80   14.13 - 14.76
     2011.........   882     9.38 - 17.19     10,941       0.35      1.25 - 1.80  -9.91 -  -9.41
     2010......... 1,152    10.41 - 18.97     15,723         --      1.25 - 1.80   17.25 - 17.90

     Alger Small Cap Growth (Class 1-2)
     2014.........   348    11.38 - 19.62      5,584         --      1.25 - 1.80  -1.36 -  -0.81
     2013.........   411    11.53 - 19.78      6,666         --      1.25 - 1.80   31.87 - 32.59
     2012.........   479     8.75 - 14.92      5,756         --      1.25 - 1.80   10.49 - 11.10
     2011.........   586     7.92 - 13.43      6,306         --      1.25 - 1.80  -4.91 -  -4.38
     2010.........   999     8.33 - 14.04     11,833         --      1.25 - 1.80   23.06 - 23.74

Investments in the
  The Alger Portfolios (Class S)
   Sub-Accounts:
     Alger Capital Appreciation (Class S)
     2014.........   111    24.38 - 27.09      2,938         --      1.35 - 2.30   10.84 - 11.91
     2013.........   130    21.99 - 24.21      3,083       0.09      1.35 - 2.30   31.69 - 32.97
     2012.........   223    16.10 - 18.20      3,997       0.60      1.35 - 2.70   11.04 - 16.30
     2011.........   212    14.50 - 15.65      3,270         --      1.35 - 2.30  -2.91 -  -1.97
     2010.........   254    14.93 - 15.97      3,999       0.21      1.35 - 2.30   11.02 - 12.09

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                AT DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                      -------------------------------------- ------------------------------------------
                                  ACCUMULATION
                      UNITS        UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                      (000S)    LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                      ------    ----------------- ---------- ------------- -----------  ---------------
Investments in the
  The Alger Portfolios (Class S)
   Sub-Accounts (continued):
     Alger Large Cap Growth (Class S)
     2014............  339       $16.04 - 17.83     $6,381        -- %     1.35 - 2.30%    8.02 -  9.07%
     2013............  295        14.85 - 16.35      5,174       0.22      1.35 - 2.30    31.48 - 32.76
     2012............  380        10.89 - 12.31      4,996       0.22      1.35 - 2.70     3.02 -  7.90
     2011............  539        10.57 - 11.41      6,624       0.57      1.35 - 2.30   -3.04 -  -2.10
     2010............  665        10.90 - 11.66      8,370       0.50      1.35 - 2.30    10.31 - 11.38

     Alger Mid Cap Growth (Class S)
     2014............  307        15.18 - 16.87      5,059         --      1.35 - 2.30     5.11 -  6.13
     2013............  385        14.44 - 15.89      5,990         --      1.35 - 2.30    32.29 - 33.58
     2012............  501        10.52 - 11.90      5,851         --      1.35 - 2.70     8.97 - 14.13
     2011............  619         9.66 - 10.43      6,344         --      1.35 - 2.30  -10.69 -  -9.82
     2010............  737        10.81 - 11.56      8,393         --      1.35 - 2.30    16.15 - 17.28

Investments in the
  Deutsche Variable Insurance Trust Funds (a)
   Sub-Accounts:
     Deutsche Equity 500 Index VIP B (b)
     2014............   49        21.12 - 22.95      1,081       1.66      1.35 - 2.05    10.73 - 11.52
     2013............   61        19.07 - 20.58      1,218       1.49      1.35 - 2.05    28.98 - 29.90
     2012............  100        14.64 - 15.84      1,559       1.55      1.35 - 2.15    11.94 - 13.86
     2011............  117        13.08 - 13.91      1,607       1.44      1.35 - 2.05    -0.58 -  0.13
     2010............  180        13.16 - 13.89      2,461       1.66      1.35 - 2.05    12.17 - 12.97

     Deutsche Small Cap Index VIP B (c)
     2014............   19        25.72 - 27.95        517       0.76      1.35 - 2.05     2.33 -  3.06
     2013............   23        25.13 - 27.12        606       1.48      1.35 - 2.05    35.47 - 36.44
     2012............   30        18.37 - 19.88        592       0.57      1.35 - 2.15    12.38 - 14.31
     2011............   33        16.35 - 17.39        565       0.67      1.35 - 2.05   -6.53 -  -5.86
     2010............   40        17.49 - 18.47        739       0.64      1.35 - 2.05    23.52 - 24.41

Investments in the
  Deutsche Variable Series I (d)
   Sub-Accounts:
     Deutsche Bond VIP A (e)
     2014............  225        13.41 - 14.85      3,275       3.71      1.25 - 1.80     4.73 -  5.31
     2013............  277        12.80 - 14.10      3,843       3.75      1.25 - 1.80   -4.76 -  -4.23
     2012............  319        13.44 - 14.72      4,633       4.59      1.25 - 1.80     5.85 -  6.43
     2011............  386        12.70 - 13.83      5,257       4.46      1.25 - 1.80     3.80 -  4.38
     2010............  507        12.23 - 13.25      6,644       4.56      1.25 - 1.80     4.89 -  5.46

(a) Previously known as DWS Investments Variable Insurance Trust Funds
(b) Previously known as DWS Equity 500 Index VIP B
(c) Previously known as DWS Small Cap Index VIP B
(d) Previously known as DWS Variable Series I
(e) Previously known as DWS Bond VIP A

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                AT DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                      -------------------------------------- ------------------------------------------
                                  ACCUMULATION
                      UNITS        UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                      (000S)    LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                      ------    ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Deutsche Variable Series I (d)
   Sub-Accounts (continued):
     Deutsche Core Equity VIP A (f)
     2014............   85       $14.57 - 17.49     $1,336       1.08%     1.25 - 1.80%   9.83 -  10.44%
     2013............   95        13.26 - 15.84      1,357       1.44      1.25 - 1.80   34.88 -  35.62
     2012............   96         9.83 - 11.68      1,019       1.53      1.25 - 1.80   13.74 -  14.37
     2011............  133         8.65 - 10.21      1,231       1.31      1.25 - 1.80   -1.92 -  -1.38
     2010............  149         8.82 - 10.35      1,397       1.82      1.25 - 1.80   12.36 -  12.98

     Deutsche Global Small Cap VIP A (g)
     2014............  224        15.80 - 30.89      4,632       0.86      1.25 - 1.80   -5.84 -  -5.32
     2013............  231        16.78 - 32.62      5,218       0.65      1.25 - 1.80   33.52 -  34.25
     2012............  300        12.57 - 24.30      4,950       0.71      1.25 - 1.80   13.31 -  13.93
     2011............  371        11.09 - 21.33      5,434       1.78      1.25 - 1.80  -11.50 - -11.02
     2010............  476        12.53 - 23.97      7,825       0.40      1.25 - 1.80   24.38 -  25.07

     Deutsche International VIP A (h)
     2014............  145         7.14 - 10.85      1,276       1.91      1.25 - 1.80  -13.34 - -12.86
     2013............  191         8.24 - 12.45      1,935       5.53      1.25 - 1.80   18.08 -  18.73
     2012............  214         6.98 - 10.49      1,773       2.25      1.25 - 1.80   18.49 -  19.14
     2011............  250         5.89 -  8.80      1,747       1.89      1.25 - 1.80  -18.16 - -17.71
     2010............  296         7.20 - 10.70      2,550       2.31      1.25 - 1.80   -0.19 -   0.36

Investments in the
  Deutsche Investment Variable Series II (i)
   Sub-Account:
     Deutsche Global Income Builder VIP A II (j)
     2014............  226        13.97 - 14.73      3,264       3.09      1.25 - 1.80    1.98 -   2.54
     2013............  251        13.70 - 14.37      3,534       2.10      1.25 - 1.80   14.55 -  15.18
     2012............  282        11.96 - 12.47      3,458       1.58      1.25 - 1.80   10.96 -  11.57
     2011............  326        10.78 - 11.18      3,589       1.66      1.25 - 1.80   -3.18 -  -2.65
     2010............  430        11.13 - 11.48      4,873       3.16      1.25 - 1.80    9.24 -   9.84

(d) Previously known as DWS Variable Series I
(f) Previously known as DWS Core Equity VIP A
(g) Previously known as DWS Global Small Cap Growth VIP A
(h) Previously known as DWS International VIP A
(i) Previously known as DWS Variable Series II
(j) Previously known as DWS Global Income Builder VIP A II

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- -----------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  --------------
Investments in the
  Federated Insurance Series
   Sub-Accounts:
     Federated Fund for U.S. Government Securities II
     2014.........   546   $14.84 - 16.69    $ 8,901       2.90%     1.25 - 1.80%   2.76 -  3.32%
     2013.........   621    14.44 - 16.16      9,848       3.52      1.25 - 1.80  -3.80 -  -3.27
     2012.........   766    15.01 - 16.70     12,591       4.00      1.25 - 1.80    1.13 -  1.69
     2011.........   914    14.85 - 16.42     14,739       4.16      1.25 - 1.80    3.90 -  4.47
     2010......... 1,209    14.29 - 15.72     18,677       4.91      1.25 - 1.80    3.29 -  3.86

     Federated High Income Bond Fund II
     2014.........   416    20.06 - 21.07      9,009       6.49      1.25 - 1.80    0.86 -  1.42
     2013.........   525    19.89 - 20.77     11,248       7.11      1.25 - 1.80    5.08 -  5.66
     2012.........   615    18.93 - 19.66     12,490       8.01      1.25 - 1.80   12.65 - 13.27
     2011.........   669    16.80 - 17.36     11,919       8.82      1.25 - 1.80    3.30 -  3.86
     2010.........   863    16.27 - 16.71     15,032       8.37      1.25 - 1.80   12.68 - 13.31

     Federated Managed Volatility Fund II
     2014.........   153    13.62 - 16.18      2,721       3.55      1.25 - 1.80    2.06 -  2.62
     2013.........   186    13.34 - 15.77      3,184       3.24      1.25 - 1.80   19.57 - 20.23
     2012.........   274    11.16 - 13.12      3,683       2.69      1.25 - 1.80   11.52 - 12.14
     2011.........   218    10.01 - 11.70      2,801       3.82      1.25 - 1.80    2.91 -  3.48
     2010.........   308     9.72 - 11.31      3,722       5.62      1.25 - 1.80   10.09 - 10.69

Investments in the
  Fidelity Variable Insurance Products Fund
   Sub-Accounts:
     VIP Asset Manager
     2014.........   205    14.77 - 18.72      4,388       1.45      1.25 - 1.80    3.94 -  4.52
     2013.........   237    14.21 - 17.91      4,821       1.48      1.25 - 1.80   13.64 - 14.27
     2012.........   290    12.51 - 15.67      4,999       1.46      1.25 - 1.80   10.47 - 11.08
     2011.........   354    11.32 - 14.11      5,396       1.72      1.25 - 1.80  -4.30 -  -3.77
     2010.........   490    11.83 - 14.66      7,635       1.61      1.25 - 1.80   12.23 - 12.85

     VIP Contrafund
     2014......... 1,335    20.15 - 30.09     36,707       0.90      1.25 - 1.80    9.95 - 10.55
     2013......... 1,568    18.33 - 27.22     39,007       1.03      1.25 - 1.80   28.95 - 29.66
     2012......... 1,865    14.21 - 20.99     35,521       1.33      1.25 - 1.80   14.33 - 14.97
     2011......... 2,112    12.43 - 18.26     35,372       0.92      1.25 - 1.80  -4.26 -  -3.73
     2010......... 2,778    12.98 - 18.97     47,794       1.16      1.25 - 1.80   15.13 - 15.76

     VIP Equity-Income
     2014.........   630    18.04 - 21.50     17,038       2.74      1.25 - 1.80    6.78 -  7.37
     2013.........   723    16.90 - 20.02     18,031       2.42      1.25 - 1.80   25.86 - 26.56
     2012.........   859    13.43 - 15.82     16,894       2.99      1.25 - 1.80   15.21 - 15.85
     2011......... 1,058    11.65 - 13.66     17,686       2.29      1.25 - 1.80  -0.83 -  -0.28
     2010......... 1,360    11.75 - 13.70     22,816       1.66      1.25 - 1.80   13.10 - 13.72

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                            AT DECEMBER 31,                        FOR THE YEAR ENDED DECEMBER 31,
                  ------------------------------------------ ------------------------------------------
                               ACCUMULATION
                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE         TOTAL
                  (000S)     LOWEST TO HIGHEST     (000S)    INCOME RATIO*   RATIO**       RETURN***
                  ------     -----------------   ----------  ------------- -----------  ---------------
Investments in the
  Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
     VIP Growth
     2014........   869       $10.86 - 19.39      $16,344        0.18%     1.25 - 1.80%   9.31 -   9.92%
     2013........   972         9.94 - 17.64       16,627        0.28      1.25 - 1.80   33.91 -  34.64
     2012........ 1,133         7.42 - 13.10       14,263        0.59      1.25 - 1.80   12.64 -  13.26
     2011........ 1,357         6.59 - 11.57       15,090        0.35      1.25 - 1.80   -1.58 -  -1.04
     2010........ 1,700         6.69 - 11.69       18,844        0.25      1.25 - 1.80   21.96 -  22.63

     VIP Index 500
     2014........ 1,427        14.22 - 20.57       25,018        1.54      1.25 - 1.80   11.54 -  12.16
     2013........ 1,658        12.75 - 18.34       26,060        1.86      1.25 - 1.80   29.89 -  30.60
     2012........ 1,855         9.81 - 14.05       22,325        2.03      1.25 - 1.80   13.84 -  14.47
     2011........ 2,233         8.62 - 12.27       23,608        1.83      1.25 - 1.80    0.22 -   0.77
     2010........ 2,712         8.60 - 12.18       28,502        1.81      1.25 - 1.80   12.97 -  13.60

     VIP Money Market
     2014........ 1,233        10.22 - 11.93       14,234        0.01      1.25 - 1.80   -1.77 -  -1.23
     2013........ 1,453        10.40 - 12.08       17,044        0.03      1.25 - 1.80   -1.76 -  -1.21
     2012........ 1,838        10.59 - 12.23       21,681        0.14      1.25 - 1.80   -1.66 -  -1.11
     2011........ 2,196        10.76 - 12.37       26,380        0.11      1.25 - 1.80   -1.67 -  -1.13
     2010........ 2,672        10.95 - 12.51       32,420        0.18      1.25 - 1.80   -1.55 -  -1.00

     VIP Overseas
     2014........   548        10.69 - 16.15        7,597        1.34      1.25 - 1.80   -9.72 -  -9.22
     2013........   554        11.84 - 17.79        8,638        1.28      1.25 - 1.80   28.11 -  28.82
     2012........   688         9.24 - 13.81        8,293        1.93      1.25 - 1.80   18.58 -  19.24
     2011........   796         7.79 - 11.58        8,095        1.33      1.25 - 1.80  -18.64 - -18.19
     2010........ 1,003         9.58 - 14.16       12,482        1.27      1.25 - 1.80   11.10 -  11.71

Investments in the
  Fidelity Variable Insurance Products Fund (Service Class 2)
   Sub-Accounts:
     VIP Asset Manager (Service Class 2)
     2014........   134        14.23 - 15.82        2,062        1.13      1.35 - 2.30    3.11 -   4.11
     2013........   178        13.60 - 15.19        2,637        1.25      1.35 - 2.45   12.51 -  13.78
     2012........   217        11.81 - 13.35        2,837        1.15      1.35 - 2.70    7.00 -  10.72
     2011........   290        11.04 - 12.06        3,432        1.58      1.35 - 2.45   -5.19 -  -4.13
     2010........   369        11.64 - 12.58        4,572        1.39      1.35 - 2.45   11.17 -  12.43

     VIP Contrafund (Service Class 2)
     2014........   737        20.44 - 22.72       16,363        0.66      1.35 - 2.30    9.09 -  10.15
     2013........   948        18.74 - 20.62       19,141        0.76      1.35 - 2.30   27.94 -  29.19
     2012........ 1,252        14.12 - 15.96       19,602        1.06      1.35 - 2.70    9.39 -  14.57
     2011........ 1,617        12.91 - 13.93       22,161        0.76      1.35 - 2.30   -5.02 -  -4.09
     2010........ 1,896        13.59 - 14.53       27,156        0.95      1.35 - 2.30   14.24 -  15.35

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                           AT DECEMBER 31,                           FOR THE YEAR ENDED DECEMBER 31,
                 --------------------------------------------- -------------------------------------------
                              ACCUMULATION
                 UNITS         UNIT VALUE        NET ASSETS     INVESTMENT     EXPENSE          TOTAL
                 (000S)     LOWEST TO HIGHEST      (000S)      INCOME RATIO*   RATIO**        RETURN***
                 ------     -----------------    ----------    ------------- -----------  ----------------
Investments in the
  Fidelity Variable Insurance Products Fund (Service Class 2)
   Sub-Accounts (continued):
     VIP Equity-Income (Service Class 2)
     2014.......   784       $14.97 - 16.92       $12,975          2.40%     1.35 - 2.45%    5.82 -   7.02%
     2013....... 1,004        14.15 - 15.81        15,578          2.14      1.35 - 2.45    24.70 -  26.10
     2012....... 1,346        11.09 - 12.54        16,601          2.74      1.35 - 2.70    11.60 -  15.47
     2011....... 1,667         9.94 - 10.86        17,869          2.20      1.35 - 2.45    -1.81 -  -0.70
     2010....... 2,067        10.12 - 10.93        22,367          1.54      1.35 - 2.45    12.10 -  13.37

     VIP Growth (Service Class 2)
     2014.......   365        15.82 - 17.58         6,923            --      1.35 - 2.30     8.46 -   9.51
     2013.......   420        14.59 - 16.06         7,288          0.04      1.35 - 2.30    32.87 -  34.17
     2012.......   549        10.58 - 11.97         7,143          0.32      1.35 - 2.70     7.75 -  12.85
     2011.......   788         9.82 - 10.60         9,144          0.12      1.35 - 2.30    -2.33 -  -1.38
     2010....... 1,008        10.06 - 10.75        11,957          0.03      1.35 - 2.30    21.02 -  22.19

     VIP Index 500 (Service Class 2)
     2014....... 1,036        17.04 - 18.93        19,143          1.32      1.35 - 2.30    10.68 -  11.76
     2013....... 1,316        15.39 - 16.94        21,811          1.55      1.35 - 2.30    28.88 -  30.13
     2012....... 1,744        11.51 - 13.02        22,285          1.78      1.35 - 2.70     8.91 -  14.07
     2011....... 2,156        10.57 - 11.41        24,207          1.67      1.35 - 2.30    -0.55 -   0.41
     2010....... 2,588        10.63 - 11.37        28,990          1.62      1.35 - 2.30    12.09 -  13.18

     VIP Investment Grade Bond (Service Class 2)
     2014....... 1,068        12.42 - 13.80        14,832          1.75      1.35 - 2.30     3.19 -   4.19
     2013....... 1,411        12.04 - 13.25        18,820          1.75      1.35 - 2.30   -4.32 -   -3.39
     2012....... 2,113        12.13 - 13.71        29,135          2.02      1.35 - 2.70    -0.53 -   4.17
     2011....... 2,526        12.19 - 13.16        33,713          2.87      1.35 - 2.30     4.58 -   5.59
     2010....... 3,031        11.66 - 12.47        38,590          3.22      1.35 - 2.30     5.07 -   6.10

     VIP Money Market (Service Class 2)
     2014....... 1,699         9.13 - 10.15        16,838          0.01      1.35 - 2.30   -2.29 -   -1.34
     2013....... 2,259         9.35 - 10.29        22,747          0.01      1.35 - 2.30   -2.29 -   -1.34
     2012....... 2,771         9.22 - 10.43        28,325          0.01      1.35 - 2.70  -5.80  -   -1.34
     2011....... 3,242         9.79 - 10.57        33,708          0.01      1.35 - 2.30   -2.28 -   -1.34
     2010....... 3,615        10.02 - 10.71        38,157          0.01      1.35 - 2.30   -2.23 -   -1.28

     VIP Overseas (Service Class 2)
     2014.......   906        13.33 - 14.81        13,199          0.99      1.35 - 2.30  -10.41 -   -9.53
     2013....... 1,066        14.65 - 16.37        17,189          1.01      1.35 - 2.45    26.98 -  28.41
     2012....... 1,370        11.28 - 12.75        17,246          1.64      1.35 - 2.70    14.77 -  18.75
     2011....... 1,728         9.83 - 10.74        18,393          1.16      1.35 - 2.45   -19.36 - -18.45
     2010....... 1,860        12.18 - 13.17        24,371          1.05      1.35 - 2.45    10.07 -  11.31

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                 FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- ------------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Goldman Sachs Variable Insurance Trust
   Sub-Accounts:
     VIT Small Cap Equity Insights (k)
     2014.........    31   $26.44 - 27.26    $   850       0.72%     1.40 - 1.60%   5.23 -   5.44%
     2013.........    35    25.13 - 25.85        907       0.84      1.40 - 1.60   33.47 -  33.74
     2012.........    55    18.83 - 19.33      1,044       1.10      1.40 - 1.60   11.04 -  11.26
     2011.........    69    16.96 - 17.37      1,179       0.85      1.40 - 1.60   -0.92 -  -0.72
     2010.........   101    17.11 - 17.50      1,758       0.50      1.40 - 1.60   28.06 -  28.31

     VIT Strategic International Equity
     2014.........    58    11.13 - 11.48        655       3.40      1.40 - 1.60  -9.01 -   -8.83
     2013.........    70    12.24 - 12.59        874       1.70      1.40 - 1.60   22.23 -  22.48
     2012.........    89    10.01 - 10.28        905       2.03      1.40 - 1.60   19.31 -  19.55
     2011.........   116     8.39 -  8.60        991       3.22      1.40 - 1.60  -16.40 - -16.23
     2010.........   183    10.04 - 10.26      1,866       1.32      1.40 - 1.60    8.61 -   8.83

Investments in the
  Invesco Investment Services
   Sub-Accounts:
     Invesco V.I. American Franchise
     2014.........    23    12.39 - 13.13        293       0.03      1.35 - 2.05    6.22 -   6.98
     2013.........    34    11.67 - 12.28        413       0.43      1.35 - 2.05   37.27 -  38.25
     2012 (s).....    39     8.45 -  8.88        340         --      1.35 - 2.15   -3.92 -  -3.39

     Invesco V.I. American Value
     2014.........   528    23.09 - 25.48     13,873       0.45      1.25 - 2.15    7.39 -   8.39
     2013.........   626    21.50 - 23.51     15,239       0.67      1.25 - 2.15   31.38 -  32.60
     2012.........   762    16.37 - 17.73     14,063       0.70      1.25 - 2.15   14.78 -  15.85
     2011......... 1,019    14.26 - 15.31     16,350       0.67      1.25 - 2.15  -1.24  -  -0.33
     2010......... 1,349    14.44 - 15.36     21,827       0.92      1.25 - 2.15   19.62 -  20.72

     Invesco V.I. High Yield
     2014.........    81    16.53 - 18.43      1,369       4.41      1.35 - 2.15   -0.46 -   0.35
     2013.........    91    16.61 - 18.37      1,550       4.46      1.35 - 2.15    4.71 -   5.56
     2012.........   131    15.86 - 17.40      2,115       4.97      1.35 - 2.15   14.65 -  15.59
     2011 (t).....   164    13.83 - 15.05      2,292         --      1.35 - 2.15   -5.03 -  -4.51

(k) Previously known as VIT Structured Small Cap Equity
(s) For the period beginning April 27, 2012 and ended December 31, 2012
(t) For the period beginning April 29, 2011 and ended December 31, 2011

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                      -------------------------------------- -----------------------------------------
                                  ACCUMULATION
                      UNITS        UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                      (000S)    LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                      ------    ----------------- ---------- ------------- -----------  --------------
Investments in the
  Invesco Investment Services
   Sub-Accounts (continued):
     Invesco V.I. Value Opportunities
     2014............   354      $13.26 - 14.48    $ 4,963       1.30%     1.25 - 2.05%   4.43 -  5.29%
     2013............   457       12.70 - 13.75      6,095       1.41      1.25 - 2.05   31.02 - 32.09
     2012............   575        9.61 - 10.41      5,826       1.46      1.25 - 2.15   14.27 - 16.24
     2011............   751        8.41 -  8.95      6,579       0.83      1.25 - 2.05  -5.03 -  -4.25
     2010............ 1,041        8.85 -  9.35      9,554       0.56      1.25 - 2.05    5.15 -  6.02

Investments in the
  Invesco Investment Services Series II
   Sub-Accounts:
     Invesco V.I. American Franchise II
     2014............    62       12.96 - 14.40        874         --      1.35 - 2.30    5.68 -  6.71
     2013............    82       12.26 - 13.49      1,084       0.23      1.35 - 2.30   36.58 - 37.91
     2012 (s)........   113        8.65 -  9.78      1,084         --      1.35 - 2.70   -4.47 - -3.57

     Invesco V.I. Core Equity II
     2014............   195       14.74 - 16.04      3,072       0.64      1.35 - 2.30    5.37 -  6.39
     2013............   268       13.99 - 15.07      3,981       1.20      1.35 - 2.30   25.97 - 27.20
     2012............   335       10.81 - 11.85      3,923       0.87      1.35 - 2.70    7.99 - 12.08
     2011............   391       10.01 - 10.57      4,087       0.76      1.35 - 2.30  -2.58 -  -1.64
     2010............   463       10.27 - 10.75      4,933       0.77      1.35 - 2.30    6.74 -  7.77

     Invesco V.I. Government Securities II
     2014............   285       10.95 - 12.10      3,364       2.76      1.35 - 2.25    1.54 -  2.48
     2013............   330       10.78 - 11.80      3,808       3.14      1.35 - 2.25  -5.04 -  -4.17
     2012............   459       10.89 - 12.32      5,552       2.84      1.35 - 2.70   -4.11 -  0.84
     2011 (t)........   542       11.36 - 12.21      6,512         --      1.35 - 2.25    5.01 -  5.66

     Invesco V.I. Growth and Income II
     2014............ 1,012       17.62 - 20.72     19,710       1.42      1.25 - 2.30    7.44 -  8.60
     2013............ 1,303       16.40 - 19.08     23,447       1.25      1.25 - 2.30   30.69 - 32.11
     2012............ 1,745       12.10 - 14.44     23,808       1.26      1.25 - 2.70    7.70 - 12.92
     2011............ 2,243       11.23 - 12.79     27,211       0.98      1.25 - 2.30  -4.51 -  -3.47
     2010............ 2,874       11.77 - 13.25     36,316       0.10      1.25 - 2.30    9.61 - 10.80

     Invesco V.I. Mid Cap Core Equity II
     2014............   312       16.38 - 18.20      5,550         --      1.35 - 2.30    1.77 -  2.76
     2013............   402       16.09 - 17.71      6,978       0.49      1.35 - 2.30   25.51 - 26.73
     2012............   555       12.36 - 13.97      7,606         --      1.35 - 2.70    4.19 -  9.12
     2011............   727       11.86 - 12.81      9,152       0.09      1.35 - 2.30  -8.65 -  -7.76
     2010............   799       12.99 - 13.88     10,939       0.32      1.35 - 2.30   11.16 - 12.24

(s) For the period beginning April 27, 2012 and ended December 31, 2012
(t) For the period beginning April 29, 2011 and ended December 31, 2011

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                 AT DECEMBER 31,                  FOR THE YEAR ENDED DECEMBER 31,
                       ------------------------------------ ------------------------------------------
                                 ACCUMULATION
                       UNITS      UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                       (000S)  LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                       ------  ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Invesco Investment Services Series II
   Sub-Accounts (continued):
     Invesco V.I. Mid Cap Growth II
     2014.............   216    $19.27 - 21.26    $ 4,439        -- %     1.25 - 2.10%   5.43 -   6.35%
     2013.............   270     18.28 - 19.99      5,224       0.21      1.25 - 2.10   33.74 -  34.91
     2012.............   325     12.94 - 14.82      4,686         --      1.25 - 2.70    3.45 -  10.24
     2011.............   442     12.51 - 13.44      5,792         --      1.25 - 2.10  -11.26 - -10.48
     2010.............   568     13.90 - 15.01      8,353         --      1.25 - 2.30   24.35 -  25.69

     Invesco V.I. Value Opportunities II
     2014.............   211     12.47 - 13.86      2,866       1.14      1.35 - 2.30    3.94 -   4.95
     2013.............   293     12.00 - 13.21      3,792       1.13      1.35 - 2.30   30.21 -  31.47
     2012.............   434      8.89 - 10.05      4,275       1.18      1.35 - 2.70   10.82 -  16.06
     2011.............   588      8.02 -  8.66      5,009       0.61      1.35 - 2.30   -5.61 -  -4.70
     2010.............   696      8.50 -  9.08      6,238       0.34      1.35 - 2.30    4.49 -   5.50

Investments in the
  J.P. Morgan Series Trust II
   Sub-Account:
     JPMorgan IT Small Cap Core Portfolio
     2014.............    44     25.73 - 26.52      1,136       0.14      1.40 - 1.60    7.86 -   8.07
     2013.............    50     23.86 - 24.54      1,205       0.56      1.40 - 1.60   40.04 -  40.32
     2012.............    56     17.04 - 17.49        960       0.23      1.40 - 1.60   17.82 -  18.06
     2011.............    78     14.46 - 14.82      1,149       0.14      1.40 - 1.60   -6.28 -  -6.09
     2010.............   110     15.43 - 15.78      1,720         --      1.40 - 1.60   25.11 -  25.36

Investments in the
  Janus Aspen Series
   Sub-Accounts:
     Balanced
     2014.............   798     18.85 - 29.88     23,894       1.72      1.25 - 1.80    6.57 -   7.16
     2013.............   931     17.68 - 27.89     25,657       1.56      1.25 - 1.80   18.01 -  18.66
     2012............. 1,082     14.98 - 23.50     24,781       2.86      1.25 - 1.80   11.59 -  12.21
     2011............. 1,276     13.43 - 20.94     25,615       2.34      1.25 - 1.80   -0.17 -   0.38
     2010............. 1,473     13.45 - 20.87     30,164       2.72      1.25 - 1.80    6.45 -   7.04

     Enterprise
     2014.............   552     10.12 - 30.23     14,650       0.15      1.25 - 1.80   10.52 -  11.12
     2013.............   629      9.16 - 27.20     14,797       0.50      1.25 - 1.80   30.02 -  30.73
     2012.............   729      7.04 - 20.81     12,925          -      1.25 - 1.80   15.19 -  15.83
     2011.............   878      6.12 - 17.96     13,562          -      1.25 - 1.80   -3.18 -  -2.64
     2010............. 1,255      6.32 - 18.45     19,901       0.06      1.25 - 1.80   23.61 -  24.29

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                    AT DECEMBER 31,                  FOR THE YEAR ENDED DECEMBER 31,
                          ------------------------------------ ------------------------------------------
                                    ACCUMULATION
                          UNITS      UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                          (000S)  LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                          ------  ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Janus Aspen Series
   Sub-Accounts (continued):
     Flexible Bond
     2014................   414    $19.02 - 21.32    $ 8,777       3.36%     1.25 - 1.80%   3.06 -   3.63%
     2013................   490     18.46 - 20.57     10,023       2.34      1.25 - 1.80   -1.92 -  -1.38
     2012................   591     18.82 - 20.86     12,269       3.54      1.25 - 1.80    6.40 -   6.99
     2011................   693     17.69 - 19.50     13,373       3.56      1.25 - 1.80    4.85 -   5.42
     2010................   834     16.87 - 18.50     15,360       3.87      1.25 - 1.80    6.05 -   6.63

     Forty Portfolio
     2014................    94     22.72 - 24.24      2,243       0.15      1.35 - 1.95    6.61 -   7.26
     2013................   115     21.31 - 22.60      2,567       0.72      1.35 - 1.95   29.46 -  29.81
     2012................   148     16.27 - 17.46      2,539       0.71      1.35 - 2.15   20.54 -  22.48
     2011................   186     13.50 - 14.25      2,615       0.37      1.35 - 2.05   -8.60 -  -7.95
     2010................   275     14.77 - 15.49      4,205       0.32      1.35 - 2.05    4.56 -   5.31

     Global Research
     2014................   631      8.27 - 15.76     11,437       1.06      1.25 - 1.80    5.53 -   6.11
     2013................   715      7.83 - 14.85     12,210       1.20      1.25 - 1.80   26.14 -  26.83
     2012................   801      6.21 - 11.71     10,765       0.85      1.25 - 1.80   17.93 -  18.59
     2011................   948      5.27 -  9.87     10,679       0.57      1.25 - 1.80  -15.28 - -14.81
     2010................ 1,143      6.22 - 11.59     14,988       0.57      1.25 - 1.80   13.77 -  14.40

     Janus Portfolio
     2014................   521     10.25 - 18.93     11,507       0.35      1.25 - 1.80   10.98 -  11.59
     2013................   598      9.24 - 16.96     11,860       0.77      1.25 - 1.80   28.01 -  28.72
     2012................   697      7.22 - 13.18     10,612       0.57      1.25 - 1.80   16.47 -  17.11
     2011................   903      6.20 - 11.25     11,442       0.57      1.25 - 1.80   -6.99 -  -6.48
     2010................ 1,098      6.66 - 12.03     14,666       1.04      1.25 - 1.80   12.48 -  13.10

Investments in the
  Janus Aspen Series (Service Shares)
   Sub-Accounts:
     Balanced (Service Shares)
     2014................   267     18.58 - 20.65      5,389       1.47      1.35 - 2.30    5.75 -   6.78
     2013................   325     17.57 - 19.34      6,164       1.36      1.35 - 2.30   17.05 -  18.19
     2012................   421     14.47 - 16.36      6,759       2.49      1.35 - 2.70    6.79 -  11.84
     2011................   562     13.55 - 14.63      8,085       2.18      1.35 - 2.30   -0.97 -  -0.01
     2010................   656     13.69 - 14.63      9,453       2.43      1.35 - 2.30    5.63 -   6.66

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                 AT DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                       -------------------------------------- ------------------------------------------
                                   ACCUMULATION
                       UNITS        UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                       (000S)    LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                       ------    ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Janus Aspen Series (Service Shares)
   Sub-Accounts (continued):
     Forty Portfolio (Service Shares)
     2014............    120      $21.46 - 23.85    $ 2,778       0.03%     1.35 - 2.30%   5.97 -   7.00%
     2013............    172       20.25 - 22.29      3,733       0.60      1.35 - 2.30   27.88 -  29.12
     2012............    256       15.27 - 17.26      4,330       0.57      1.35 - 2.70   16.66 -  22.18
     2011............    326       13.09 - 14.13      4,524       0.25      1.35 - 2.30   -9.08 -  -8.20
     2010............    383       14.39 - 15.39      5,805       0.21      1.35 - 2.30    4.03 -   5.04

     Global Research (Service Shares)
     2014............     48       11.90 - 13.09        649       0.92      1.35 - 2.05    4.98 -   5.73
     2013............     58       11.34 - 12.38        751       1.02      1.35 - 2.05   25.45 -  26.35
     2012............     75        8.93 -  9.80        766       0.72      1.35 - 2.15   16.04 -  18.24
     2011............    103        7.70 -  8.29        890       0.46      1.35 - 2.05  -15.75 - -15.15
     2010............    136        9.14 -  9.77      1,383       0.47      1.35 - 2.05   13.15 -  13.96

     Overseas (Service Shares)
     2014............    304       10.10 - 11.97      3,475       3.06      1.25 - 2.30  -14.12 - -13.19
     2013............    370       11.76 - 13.79      4,866       2.95      1.25 - 2.30   11.65 -  12.86
     2012............    488       10.16 - 12.22      5,693       0.59      1.25 - 2.70    6.60 -  11.77
     2011............    844        9.53 - 10.94      8,826       0.35      1.25 - 2.30  -33.89 - -33.18
     2010............    835       14.41 - 16.36     13,169       0.52      1.25 - 2.30   22.15 -  23.47

     Perkins Mid Cap Value Portfolio (Service Shares)
     2014............    411       19.53 - 21.70      8,706       1.20      1.35 - 2.30    5.95 -   6.98
     2013............    525       18.43 - 20.29     10,402       1.10      1.35 - 2.30   22.92 -  24.11
     2012............    686       14.46 - 16.34     10,989       0.81      1.35 - 2.70    4.35 -   9.29
     2011............    930       13.85 - 14.95     13,665       0.58      1.35 - 2.30  -5.21 -   -4.29
     2010............  1,086       14.61 - 15.62     16,718       0.47      1.35 - 2.30   12.71 -  13.81

Investments in the
  Lazard Retirement Series, Inc.
   Sub-Accounts:
     Emerging Markets Equity
     2014.............    60       36.52 - 40.17      2,151       1.41      1.35 - 2.05   -6.59 -  -5.92
     2013.............    86       39.10 - 42.70      3,330       1.23      1.35 - 2.05   -3.27 -  -2.58
     2012.............   107       39.95 - 43.83      4,241       1.49      1.35 - 2.15   18.16 -  20.40
     2011.............   136       33.81 - 36.40      4,493       1.62      1.35 - 2.05  -19.68 - -19.11
     2010.............   197       42.10 - 45.00      8,024       1.10      1.35 - 2.05   20.18 -  21.04

     International Equity
     2014.............    32       12.76 - 13.15        414       1.37      1.40 - 1.60   -5.73 -  -5.54
     2013.............    44       13.53 - 13.92        606       1.10      1.40 - 1.60   18.85 -  19.08
     2012.............    64       11.38 - 11.69        734       1.59      1.40 - 1.60   19.18 -  19.42
     2011.............    75        9.55 -  9.79        724       1.90      1.40 - 1.60   -8.74 -  -8.56
     2010.............    91       10.47 - 10.70        967       1.13      1.40 - 1.60    5.03 -   5.24

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                AT DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                      --------------------------------------- -----------------------------------------
                                 ACCUMULATION
                      UNITS       UNIT VALUE      NET ASSETS   INVESTMENT     EXPENSE         TOTAL
                      (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO*   RATIO**       RETURN***
                      ------   -----------------  ----------  ------------- -----------  --------------
Investments in the
  Legg Mason Partners Variable Equity Trust (l)
   Sub-Accounts:
     ClearBridge Variable All Cap Value Portfolio I (m)
     2014 (n)(o).....    --     $12.11 - 12.88     $    --        33.25%    1.35 - 2.15%   6.98 -  7.79%
     2013............   303      11.32 - 11.95       3,574         1.29     1.35 - 2.15   30.38 - 30.46
     2012............   391       8.48 -  9.17       3,553         1.59     1.35 - 2.70    9.74 - 13.42
     2011............   492       7.72 -  8.08       3,950         1.21     1.35 - 2.30  -8.35 -  -7.46
     2010............   653       8.43 -  8.73       5,670         1.50     1.35 - 2.30   13.92 - 15.03

     ClearBridge Variable Large Cap Value Portfolio I
     2014 (n)........   489      13.05 - 20.07       8,826         2.00     1.25 - 2.30    9.14 - 10.32
     2013............   388      11.96 - 18.20       6,426         1.50     1.25 - 2.30   29.53 - 30.73
     2012............   511       9.04 - 13.92       6,511         2.36     1.25 - 2.70   11.20 - 15.05
     2011............   531       8.13 - 12.10       5,830         2.08     1.25 - 2.30    2.54 -  3.65
     2010............   705       7.92 - 11.67       7,515         2.78     1.25 - 2.30    6.95 -  8.11

Legg Mason Partners Variable Income Trust
   Sub-Account:
     Western Asset Variable Global High Yield Bond Portfolio II
     2014............   548      14.91 - 16.57       8,882         5.86     1.35 - 2.30  -3.77 -  -2.84
     2013............   689      15.49 - 17.05      11,516         5.01     1.35 - 2.30    3.62 -  4.63
     2012............   882      14.42 - 16.30      14,115         6.36     1.35 - 2.70   11.21 - 16.48
     2011............ 1,105      12.96 - 13.99      15,214         7.07     1.35 - 2.30  -1.05 -  -0.09
     2010............ 1,316      13.10 - 14.01      18,175         7.58     1.35 - 2.30   12.06 - 13.15

Investments in the
  MFS Variable Insurance Trust
   Sub-Accounts:
     MFS Growth
     2014............   166      10.16 - 21.92       2,744         0.10     1.25 - 1.80    7.00 -  7.59
     2013............   197       9.50 - 20.37       3,062         0.23     1.25 - 1.80   34.41 - 35.15
     2012............   250       7.07 - 15.07       2,791           --     1.25 - 1.80   15.29 - 15.92
     2011............   311       6.13 - 13.00       3,075         0.20     1.25 - 1.80  -2.10 -  -1.56
     2010............   389       6.26 - 13.21       3,761         0.12     1.25 - 1.80   13.28 - 13.91

     MFS Investors Trust
     2014............   101      14.91 - 19.03       1,705         0.86     1.25 - 1.80    9.03 -  9.63
     2013............   113      13.67 - 17.36       1,758         1.05     1.25 - 1.80   29.70 - 30.41
     2012............   151      10.54 - 13.31       1,792         0.89     1.25 - 1.80   17.05 - 17.70
     2011............   176       9.01 - 11.31       1,786         0.94     1.25 - 1.80  -3.92 -  -3.39
     2010............   245       9.37 - 11.70       2,564         1.35     1.25 - 1.80    9.12 -  9.72

(l) Previously known as Legg Mason Partners Variable Portfolios I, Inc.
(m) Previously known as ClearBridge Variable Fundamental All Cap Value
Portfolio I
(n) On December 5, 2014, Clearbridge Variable All Cap Value Portfolio I merged into Clearbridge Variable Large Cap Value Portfolio I
(o) For the period beginning January 1, 2014 and ended December 5, 2014

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                     AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                           ------------------------------------- ------------------------------------------
                                     ACCUMULATION
                           UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                           (000S)  LOWEST TO HIGHEST    (000S)   INCOME RATIO*   RATIO**       RETURN***
                           ------  -----------------  ---------- ------------- -----------  ---------------
Investments in the
  MFS Variable Insurance Trust
   Sub-Accounts (continued):
     MFS New Discovery
     2014.................   269    $15.17 - 34.39     $ 5,613        -- %     1.25 - 1.80%  -8.91 -  -8.41%
     2013.................   345     16.65 - 37.55       7,647         --      1.25 - 1.80   39.00 -  39.76
     2012.................   356     11.98 - 26.87       5,770         --      1.25 - 1.80   19.06 -  19.72
     2011.................   464     10.06 - 22.44       6,190         --      1.25 - 1.80  -11.87 - -11.38
     2010.................   603     11.42 - 25.32       9,188         --      1.25 - 1.80   33.91 -  34.65

     MFS Research
     2014.................    78     13.13 - 20.39       1,389       0.85      1.25 - 1.80    8.24 -   8.83
     2013.................   135     12.13 - 18.73       2,174       0.30      1.25 - 1.80   29.93 -  30.64
     2012.................   267      9.34 - 14.34       2,974       0.91      1.25 - 1.80   15.18 -  15.81
     2011.................   147      8.11 - 12.38       1,624       0.87      1.25 - 1.80   -2.22 -  -1.68
     2010.................   167      8.29 - 12.59       1,849       0.89      1.25 - 1.80   13.83 -  14.46

     MFS Total Return
     2014.................   496     18.99 - 22.65      10,290       1.94      1.25 - 1.80    6.56 -   7.15
     2013.................   603     17.82 - 21.14      11,779       1.76      1.25 - 1.80   16.92 -  17.57
     2012.................   704     15.24 - 17.98      11,736       2.76      1.25 - 1.80    9.27 -   9.87
     2011.................   810     13.95 - 16.37      12,317       2.55      1.25 - 1.80   -0.04 -   0.51
     2010................. 1,028     13.95 - 16.28      15,553       2.82      1.25 - 1.80    7.97 -   8.56

Investments in the
  MFS Variable Insurance Trust (Service Class)
   Sub-Accounts:
     MFS High Yield (Service Class)
     2014.................   224     14.63 - 16.26       3,548       4.87      1.35 - 2.30    0.18 -   1.15
     2013 (r).............   289     14.61 - 16.08       4,544       2.49      1.35 - 2.30    2.94 -   3.32

     MFS Investor Growth Stock (Service Class)
     2014.................   312     16.99 - 18.88       5,764       0.27      1.35 - 2.30    8.56 -   9.61
     2013.................   423     15.65 - 17.23       7,135       0.43      1.35 - 2.30   27.06 -  28.30
     2012.................   579     11.88 - 13.43       7,630       0.22      1.35 - 2.70    9.90 -  15.10
     2011.................   741     10.81 - 11.67       8,518       0.25      1.35 - 2.30   -1.93 -  -0.98
     2010.................   860     11.02 - 11.78       9,998       0.28      1.35 - 2.30    9.57 -  10.64

     MFS Investors Trust (Service Class)
     2014.................    59     18.35 - 19.84       1,147       0.73      1.35 - 2.05    8.44 -   9.22
     2013.................    77     16.75 - 18.16       1,364       1.05      1.35 - 2.15   28.91 -  29.96
     2012.................   113     12.36 - 13.98       1,551       0.76      1.35 - 2.70   10.58 -  17.22
     2011.................   140     11.18 - 11.92       1,634       0.78      1.35 - 2.15   -4.51 -  -3.73
     2010.................   162     11.58 - 12.38       1,978       1.00      1.35 - 2.30    8.33 -   9.38

(r) For the period beginning August 16, 2013 and ended December 31, 2013

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                              AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                    ------------------------------------- ------------------------------------------
                              ACCUMULATION
                    UNITS      UNIT VALUE      NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                    (000S)  LOWEST TO HIGHEST    (000S)   INCOME RATIO*   RATIO**       RETURN***
                    ------  -----------------  ---------- ------------- -----------  ---------------
Investments in the
  MFS Variable Insurance Trust (Service Class)
   Sub-Accounts (continued):
     MFS New Discovery (Service Class)
     2014..........   180    $17.26 - 19.94     $ 3,527        -- %     1.35 - 2.15%  -9.48 -  -8.74%
     2013..........   242     19.85 - 21.10       5,195         --      1.35 - 2.30   37.97 -  39.31
     2012..........   295     13.87 - 15.68       4,538         --      1.35 - 2.70   13.87 -  19.26
     2011..........   407     12.18 - 12.70       5,270         --      1.35 - 2.30  -12.55 - -11.70
     2010..........   556     13.93 - 14.38       8,171         --      1.35 - 2.30   32.82 -  34.11

     MFS Total Return (Service Class)
     2014..........   344     14.40 - 16.27       5,446       1.51      1.35 - 2.45    5.58 -   6.78
     2013..........   509     13.63 - 15.24       7,585       1.60      1.35 - 2.45   15.83 -  17.14
     2012..........   625     11.50 - 13.01       7,961       2.53      1.35 - 2.70    5.76 -   9.43
     2011..........   826     10.88 - 11.89       9,649       2.44      1.35 - 2.45   -0.90 -   0.22
     2010.......... 1,007     10.98 - 11.86      11,768       2.55      1.35 - 2.45    6.95 -   8.15

     MFS Utilities (Service Class)
     2014..........    70     27.21 - 30.34       2,405       2.00      1.35 - 2.15   10.05 -  10.95
     2013..........    90     24.72 - 27.34       2,779       2.19      1.35 - 2.15   17.63 -  18.59
     2012..........   116     21.02 - 23.06       2,987       6.21      1.35 - 2.15   10.77 -  11.68
     2011..........   174     18.97 - 20.65       4,007       3.00      1.35 - 2.15    4.22 -   5.07
     2010..........   230     18.21 - 19.65       5,098       3.10      1.35 - 2.15   11.07 -  11.98

     MFS Value (Service Class)
     2014..........   107     19.67 - 21.26       2,234       1.30      1.35 - 2.05    7.94 -   8.71
     2013..........   147     17.95 - 19.55       2,813       1.02      1.35 - 2.20   33.77 -  33.83
     2012..........   200     12.93 - 14.62       2,864       1.31      1.35 - 2.70    8.27 -  14.31
     2011..........   318     11.94 - 12.79       4,006       1.26      1.35 - 2.20   -2.65 -  -1.81
     2010..........   356     12.22 - 13.02       4,577       1.25      1.35 - 2.25    8.72 -   9.72

Investments in the
  Oppenheimer Variable Account Funds (Service Shares ("SS"))
   Sub-Accounts:
     Oppenheimer Discovery Mid Cap Growth (SS)
     2014..........   102     14.73 - 16.17       1,620         --      1.35 - 2.30    3.10 -   4.10
     2013..........   149     14.29 - 15.54       2,272         --      1.35 - 2.30   32.51 -  33.79
     2012..........   173     10.45 - 11.61       1,978         --      1.35 - 2.70    9.97 -  14.59
     2011..........   207      9.50 - 10.13       2,069         --      1.35 - 2.30   -1.48 -  -0.52
     2010..........   230      9.64 - 10.19       2,318         --      1.35 - 2.30   24.24 -  25.45

     Oppenheimer Global (SS)
     2014..........   290     17.53 - 19.48       5,513       0.88      1.35 - 2.30   -0.29 -   0.68
     2013..........   387     17.58 - 19.35       7,326       1.19      1.35 - 2.30   24.07 -  25.28
     2012..........   517     13.66 - 15.44       7,815       1.88      1.35 - 2.70   13.92 -  19.31
     2011..........   668     11.99 - 12.94       8,485       1.13      1.35 - 2.30  -10.63 -  -9.76
     2010..........   770     13.42 - 14.34      10,861       1.25      1.35 - 2.30   13.04 -  14.14

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                 FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- ------------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Oppenheimer Variable Account Funds (Service Shares ("SS"))
   Sub-Accounts (continued):
     Oppenheimer Main Street Small Cap (SS)
     2014.........   898   $20.78 - 27.13    $21,797       0.63%     1.25 - 2.30%   9.09 -  10.27%
     2013......... 1,147    19.05 - 24.60     25,326       0.72      1.25 - 2.30   37.39 -  38.88
     2012......... 1,417    13.37 - 17.71     22,501       0.33      1.25 - 2.70   10.83 -  16.21
     2011......... 1,835    12.06 - 15.24     25,052       0.42      1.25 - 2.30   -4.62 -  -3.59
     2010......... 2,222    12.64 - 15.81     31,769       0.41      1.25 - 2.30   20.23 -  21.53

Investments in the
  Panorama Series Fund, Inc. (Service Shares ("SS"))
   Sub-Account:
     Oppenheimer International Growth (SS)
     2014.........    73    17.60 - 19.63      1,440       0.94      1.35 - 2.15   -9.15 -  -8.41
     2013.........    86    19.38 - 21.43      1,832       1.14      1.35 - 2.15   23.01 -  24.02
     2012.........    97    15.75 - 17.28      1,669       1.14      1.35 - 2.15   19.06 -  20.04
     2011.........   133    13.23 - 14.40      1,920       0.79      1.35 - 2.15   -9.59 -  -8.86
     2010.........   162    14.63 - 15.80      2,560       0.97      1.35 - 2.15   12.15 -  13.07

Investments in the
  PIMCO Variable Insurance Trust
   Sub-Accounts:
     Foreign Bond (US Dollar-Hedged)
     2014.........   678    14.70 - 17.70     11,325       1.80      1.25 - 2.30    8.60 -   9.78
     2013.........   890    13.54 - 16.12     13,530       1.87      1.25 - 2.30   -1.81 -  -0.75
     2012......... 1,123    13.29 - 16.24     17,236       2.23      1.25 - 2.70    4.41 -   9.47
     2011......... 1,358    12.73 - 14.84     19,144       2.10      1.25 - 2.30    4.32 -   5.44
     2010......... 1,623    12.21 - 14.07     21,819       1.92      1.25 - 2.30    6.00 -   7.15

     Money Market
     2014......... 1,456     9.05 - 10.06     14,626       0.01      1.35 - 2.30   -2.29 -  -1.34
     2013......... 2,275     9.26 - 10.17     23,018       0.06      1.35 - 2.30   -2.24 -  -1.29
     2012......... 2,425     9.14 - 10.33     25,101       0.06      1.35 - 2.70   -5.75 -  -1.29
     2011......... 3,351     9.69 - 10.44     35,314       0.06      1.35 - 2.30   -2.24 -  -1.29
     2010......... 4,059     9.91 - 10.58     43,555       0.05      1.35 - 2.30   -2.25 -  -1.30

     PIMCO VIT Real Return
     2014.........   842    12.81 - 14.23     11,718       1.43      1.35 - 2.30    0.72 -   1.70
     2013......... 1,109    12.72 - 14.00     15,204       1.43      1.35 - 2.30  -11.31 - -10.44
     2012......... 1,540    13.82 - 15.63     23,671       1.11      1.35 - 2.70    2.44 -   7.28
     2011......... 1,822    13.49 - 14.57     26,195       2.12      1.35 - 2.30    9.11 -  10.17
     2010......... 2,174    12.37 - 13.22     28,459       1.47      1.35 - 2.30    5.62 -   6.65

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                    AT DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                          ------------------------------------- ------------------------------------------
                                     ACCUMULATION
                          UNITS       UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                          (000S)   LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                          ------   ----------------- ---------- ------------- -----------  ---------------
Investments in the
  PIMCO Variable Insurance Trust
   Sub-Accounts (continued):
     PIMCO VIT Total Return
     2014................ 2,457     $14.03 - 17.38    $ 40,789      2.14%     1.25 - 2.30%   1.88 -   2.98%
     2013................ 3,236      13.56 - 16.88      52,117      2.18      1.25 - 2.45   -4.36 -  -3.18
     2012................ 4,491      13.86 - 17.43      74,608      2.58      1.25 - 2.70    4.48 -   8.23
     2011................ 5,616      13.26 - 16.11      86,701      2.60      1.25 - 2.45    1.08 -   2.33
     2010................ 6,864      13.12 - 15.74     104,764      2.48      1.25 - 2.45    5.47 -   6.77

Investments in the
  Putnam Variable Trust
   Sub-Accounts:
     VT High Yield
     2014................    91      20.06 - 22.07       1,950      6.97      1.35 - 2.05   -0.52 -   0.19
     2013................   128      20.17 - 22.03       2,753      6.96      1.35 - 2.05    5.64 -   6.40
     2012................   144      18.87 - 20.70       2,904      7.98      1.35 - 2.15   12.31 -  14.44
     2011................   191      16.80 - 18.09       3,379      9.15      1.35 - 2.05   -0.33 -   0.38
     2010................   293      16.86 - 18.02       5,172      7.62      1.35 - 2.05   11.71 -  12.50

     VT International Value
     2014................   126      13.80 - 15.48       1,881      1.48      1.25 - 1.95  -11.25 - -10.61
     2013................   169      15.55 - 17.32       2,810      2.55      1.25 - 1.95   20.69 -  21.23
     2012................   199      12.68 - 14.35       2,745      3.15      1.25 - 2.15   17.83 -  20.19
     2011................   238      10.76 - 11.94       2,744      2.80      1.25 - 2.05  -15.55 - -14.85
     2010................   304      12.74 - 14.02       4,127      3.28      1.25 - 2.05    4.93 -   5.79

Investments in the
  Rydex Variable Trust
   Sub-Accounts:
     Guggenheim VIF Long Short Equity (p)
     2014................    86      12.79 - 14.22       1,235        --      1.35 - 2.30    0.43 -   1.41
     2013................   133      12.74 - 14.02       1,895        --      1.35 - 2.30   14.76 -  15.87
     2012................   170      10.70 - 12.10       2,068        --      1.35 - 2.70   -1.64 -   3.02
     2011................   206      10.88 - 11.74       2,432        --      1.35 - 2.30   -8.71 -  -7.82
     2010................   232      11.92 - 12.74       2,988        --      1.35 - 2.30    8.65 -   9.71

     Rydex VIF NASDAQ-100 (q)
     2014................    80      18.31 - 19.86       1,061        --      1.35 - 1.95   15.16 -  15.86
     2013................    75      15.90 - 17.14         900        --      1.35 - 1.95   32.00 -  32.80
     2012................   116      11.77 - 12.91         999        --      1.35 - 2.15   11.86 -  15.19
     2011................   121      10.52 - 11.21         954        --      1.35 - 1.95    0.18 -   0.79
     2010................   166      10.40 - 11.12       1,305        --      1.35 - 2.05   16.06 -  16.89

(p) Previously known as Guggenheim VT US Long Short Equity
(q) Previously known as Rydex VT NASDAQ 100 Strategy Fund

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- -----------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  --------------
Investments in the
  T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
     T. Rowe Price Equity Income
     2014.........   510   $21.73 - 25.13    $11,806       1.71%     1.25 - 1.80%   5.46 -  6.04%
     2013.........   593    20.61 - 23.69     13,016       1.54      1.25 - 1.80   27.41 - 28.11
     2012.........   694    16.17 - 18.50     11,973       2.18      1.25 - 1.80   15.05 - 15.69
     2011.........   833    14.06 - 15.99     12,440       1.72      1.25 - 1.80  -2.48 -  -1.94
     2010......... 1,106    14.41 - 16.30     16,880       1.84      1.25 - 1.80   12.97 - 13.59

     T. Rowe Price Mid-Cap Growth
     2014.........   315    28.07 - 44.94     10,753         --      1.25 - 1.80   11.10 - 11.71
     2013.........   366    25.26 - 40.23     11,239         --      1.25 - 1.80   34.26 - 35.00
     2012.........   432    18.82 - 29.80      9,840         --      1.25 - 1.80   11.86 - 12.48
     2011.........   520    16.82 - 26.50     10,604         --      1.25 - 1.80  -3.03 -  -2.50
     2010.........   706    17.35 - 27.17     14,625         --      1.25 - 1.80   25.83 - 26.53

     T. Rowe Price New America Growth
     2014.........   161    15.80 - 20.95      3,024         --      1.25 - 1.80    7.38 -  7.98
     2013.........   171    14.71 - 19.40      2,989         --      1.25 - 1.80   35.55 - 36.30
     2012.........   221    10.85 - 14.23      2,811       0.49      1.25 - 1.80   11.10 - 11.71
     2011.........   245     9.77 - 12.74      2,767       0.21      1.25 - 1.80  -2.83 -  -2.30
     2010.........   297    10.05 - 13.04      3,417       0.19      1.25 - 1.80   17.52 - 18.17

Investments in the
  T. Rowe Price Equity Series, Inc. II
   Sub-Accounts:
     T. Rowe Price Blue Chip Growth II
     2014.........   645    18.50 - 20.56     12,944         --      1.35 - 2.30    6.34 -  7.37
     2013.........   952    17.40 - 19.15     17,863         --      1.35 - 2.30   37.61 - 38.95
     2012......... 1,283    12.19 - 13.78     17,375         --      1.35 - 2.70   11.05 - 16.31
     2011......... 1,449    10.97 - 11.85     16,894         --      1.35 - 2.30   -0.96 -  0.00
     2010......... 1,708    11.08 - 11.85     19,965         --      1.35 - 2.30   13.33 - 14.44

     T. Rowe Price Equity Income II
     2014.........   971    16.25 - 18.05     17,127       1.46      1.35 - 2.30    4.64 -  5.66
     2013......... 1,314    15.53 - 17.09     21,985       1.31      1.35 - 2.30   26.43 - 27.66
     2012......... 1,756    11.84 - 13.39     23,056       1.94      1.35 - 2.70   10.13 - 15.34
     2011......... 2,312    10.75 - 11.61     26,382       1.48      1.35 - 2.30  -3.29 -  -2.35
     2010......... 2,692    11.12 - 11.88     31,544       1.58      1.35 - 2.30   12.11 - 13.19

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                AT DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                      -------------------------------------- ------------------------------------------
                                  ACCUMULATION
                      UNITS        UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                      (000S)    LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                      ------    ----------------- ---------- ------------- -----------  ---------------
Investments in the
  T. Rowe Price International Series, Inc
   Sub-Account:
     T. Rowe Price International Stock
     2014............   264      $10.19 - 14.83    $ 3,203       0.96%     1.25 - 1.80%  -3.00 -  -2.47%
     2013............   328       10.50 - 15.20      4,127       0.88      1.25 - 1.80   12.02 -  12.64
     2012............   317        9.38 - 13.50      3,562       1.19      1.25 - 1.80   16.32 -  16.96
     2011............   392        8.06 - 11.54      3,735       1.32      1.25 - 1.80  -14.39 - -13.92
     2010............   573        9.41 - 13.40      6,290       0.97      1.25 - 1.80   12.42 -  13.04

Investments in the
  The Universal Institutional Funds, Inc.
   Sub-Accounts:
     Van Kampen UIF Growth
     2014............   335       22.93 - 25.01      8,228         --      1.35 - 2.15    4.07 -   4.92
     2013............   401       22.03 - 23.84      9,403       0.44      1.35 - 2.15   44.89 -  46.08
     2012............   491       15.20 - 16.32      7,905         --      1.35 - 2.15   11.91 -  12.83
     2011............   650       13.59 - 14.46      9,291       0.12      1.35 - 2.15   -4.88 -  -4.11
     2010............   921       14.28 - 15.08     13,745       0.12      1.35 - 2.15   20.22 -  21.20

     Van Kampen UIF Mid Cap Growth
     2014............    77       20.89 - 21.54      1,642         --      1.40 - 1.60    0.35 -   0.55
     2013............    97       20.82 - 21.42      2,051       0.37      1.40 - 1.60   35.31 -  35.58
     2012............   122       15.39 - 15.80      1,906         --      1.40 - 1.60    6.96 -   7.18
     2011............   171       14.38 - 14.74      2,497       0.37      1.40 - 1.60   -8.59 -  -8.41
     2010............   244       15.74 - 16.09      3,904         --      1.40 - 1.60   30.22 -  30.48

Investments in the
  The Universal Institutional Funds, Inc. (Class II)
   Sub-Accounts:
     Van Kampen UIF Growth (Class II)
     2014............    93       21.26 - 23.50      2,166         --      1.35 - 2.25    3.70 -   4.66
     2013............    83       20.50 - 22.45      1,823       0.19      1.35 - 2.25   44.40 -  45.73
     2012............    99       13.63 - 15.41      1,507         --      1.35 - 2.70    6.99 -  12.51
     2011............   148       12.74 - 13.69      2,001         --      1.35 - 2.25   -5.22 -  -4.35
     2010............   185       13.44 - 14.32      2,620         --      1.35 - 2.25   19.86 -  20.96

     Van Kampen UIF U.S. Real Estate (Class II)
     2014............   431       22.26 - 24.74     10,488       1.21      1.35 - 2.30   26.45 -  27.68
     2013............   625       17.61 - 19.38     12,005       1.03      1.35 - 2.30   -0.59 -   0.38
     2012............   765       17.08 - 19.31     14,675       0.61      1.35 - 2.70    8.90 -  14.06
     2011............   978       15.68 - 16.93     16,452       0.60      1.35 - 2.30    3.24 -   4.24
     2010............ 1,146       15.19 - 16.24     18,542       2.03      1.35 - 2.30   26.55 -  27.78

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  FINANCIAL HIGHLIGHTS (CONTINUED)


                             AT DECEMBER 31,                 FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------- ------------------------------------------
                            ACCUMULATION
                   UNITS     UNIT VALUE     NET ASSETS  INVESTMENT     EXPENSE         TOTAL
                   (000S) LOWEST TO HIGHEST   (000S)   INCOME RATIO*   RATIO**       RETURN***
                   ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Van Eck Worldwide Insurance Trust
   Sub-Accounts:
     Van Eck VIP Emerging Markets
     2014.........  100    $24.26 - 27.42    $ 2,677       0.59%     1.35 - 2.30%  -2.71 -  -1.76%
     2013.........  141     25.36 - 27.91      3,863       1.64      1.35 - 2.30    9.44 -  10.51
     2012.........  184     22.34 - 25.26      4,549         --      1.35 - 2.70   22.26 -  28.05
     2011.........  246     18.27 - 19.72      4,773       1.24      1.35 - 2.30  -27.44 - -26.74
     2010.........  374     25.18 - 26.92      9,953       0.57      1.35 - 2.30   23.93 -  25.13

     Van Eck VIP Global Hard Assets
     2014.........  126     22.75 - 25.28      3,082       0.11      1.35 - 2.30  -20.97 - -20.20
     2013.........  157     28.78 - 31.68      4,841       0.74      1.35 - 2.30    7.99 -   9.04
     2012.........  210     25.69 - 29.05      5,963       0.59      1.35 - 2.70   -2.62 -   1.99
     2011.........  261     26.39 - 28.48      7,297       1.34      1.35 - 2.30  -18.37 - -17.58
     2010.........  318     32.32 - 34.56     10,803       0.37      1.35 - 2.30   26.27 -  27.49

     Van Eck VIP Multi-Manager Alternatives
     2014.........   72      9.70 - 10.49        741         --      1.35 - 2.05   -3.09 -  -2.40
     2013.........   96      9.76 - 10.74      1,012         --      1.35 - 2.30    2.63 -   3.63
     2012.........  120      9.17 - 10.37      1,223         --      1.35 - 2.70   -4.56 -  -0.04
     2011.........  188      9.61 - 10.37      1,919       0.96      1.35 - 2.30   -4.51 -  -3.59
     2010.........  218     10.06 - 10.76      2,325         --      1.35 - 2.30    2.56 -   3.56

Investments in the
  Wells Fargo Variable Trust
   Sub-Accounts:
     Wells Fargo Advantage VT Discovery
     2014.........  146     24.62 - 25.97      3,683         --      1.25 - 1.80   -1.44 -  -0.89
     2013.........  234     24.98 - 26.21      5,954       0.01      1.25 - 1.80   41.24 -  42.02
     2012.........  235     17.69 - 18.45      4,232         --      1.25 - 1.80   15.63 -  16.27
     2011.........  231     15.30 - 15.87      3,587         --      1.25 - 1.80   -1.37 -  -0.82
     2010.........  312     15.51 - 16.00      4,895         --      1.25 - 1.80   33.13 -  33.86

     Wells Fargo Advantage VT Opportunity
     2014.........  253     19.30 - 20.36      5,015       0.06      1.25 - 1.80    8.45 -   9.05
     2013.........  319     17.80 - 18.67      5,804       0.20      1.25 - 1.80   28.35 -  29.06
     2012.........  378     13.87 - 14.47      5,350       0.09      1.25 - 1.80   13.46 -  14.08
     2011.........  477     12.22 - 12.68      5,935       0.15      1.25 - 1.80   -7.20 -  -6.69
     2010.........  683     13.17 - 13.59      9,112       0.73      1.25 - 1.80   21.55 -  22.22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Lincoln Benefit Life Company and its subsidiary at December 31, 2014, and the results of their operations and their cash flows for the period from April 1, 2014 through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, Schedule I -- Summary of Investments -- Other than Investments in Related Parties and Schedule IV -- Reinsurance (the "financial statement schedules") present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
April 13, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company
Lincoln, Nebraska

We have audited the accompanying Balance Sheet of Lincoln Benefit Life Company (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2013 (Predecessor's Basis), and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the two years in the period ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis). Our audits also included Schedule IV --Reinsurance for each of the two years in the period ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis). These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the Balance Sheet of Lincoln Benefit Life Company as of December 31, 2013 (Predecessor's Basis), and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion,
Schedule IV --Reinsurance for each of the two years in the period ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis), when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
April 13, 2015

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Balance Sheet (Successor) and Balance Sheet (Predecessor) December 31, 2014 and December 31, 2013
($ in thousands, except par value data and share amounts)

                                                                                     Successor     Predecessor
                                                                                     12/31/2014    12/31/2013
                                                                                    -----------    -----------
ASSETS
   Fixed maturities, available-for-sale, at fair value (amortized cost $9,231,856
     and $284,928)................................................................. $ 9,390,647    $   290,882
   Commercial mortgage loans.......................................................   1,115,167             --
   Policy loans....................................................................     194,385             --
   Short-term investments..........................................................     361,369         55,959
   Other invested assets...........................................................      26,897             --
                                                                                    -----------    -----------
       Total Investments...........................................................  11,088,465        346,841
   Cash............................................................................      49,730          5,100
   Accrued investment income.......................................................      96,408             --
   Reinsurance recoverables -- nonaffiliates.......................................   5,694,965      2,190,417
   Reinsurance recoverables -- affiliates..........................................          --     14,518,174
   Valuation of business acquired..................................................     231,521             --
   Deposit receivable..............................................................   1,383,388             --
   Other assets....................................................................     592,202         83,735
   Separate account assets.........................................................   1,573,865      1,700,566
                                                                                    -----------    -----------
       Total Assets................................................................ $20,710,544    $18,844,833
                                                                                    ===========    ===========
LIABILITIES
   Future policy benefits and other policyholder liabilities....................... $ 6,463,964    $ 3,557,411
   Policyholders' account balances.................................................   9,829,337     13,124,115
   Accrued expenses and other liabilities..........................................     188,616        112,576
   Modified coinsurance payable....................................................   1,383,388             --
   Current income tax..............................................................          --          3,906
   Deferred income tax, net........................................................      40,732          2,564
   Other long-term debt -- affiliate...............................................     551,600             --
   Separate account liabilities....................................................   1,573,865      1,700,566
                                                                                    -----------    -----------
       Total Liabilities........................................................... $20,031,502    $18,501,138
                                                                                    ===========    ===========
   Commitments and Contingent Liabilities (Note 12)
SHAREHOLDER'S EQUITY
   Common stock, $100 par value, 30,000 shares authorized, 25,000 shares
     issued and outstanding........................................................ $     2,500    $     2,500
   Additional paid-in capital......................................................     593,558        180,000
   Accumulated other comprehensive income..........................................      85,498          3,870
   Retained earnings...............................................................      (2,514)       157,325
                                                                                    -----------    -----------
       Total Shareholder's Equity..................................................     679,042        343,695
                                                                                    -----------    -----------
       Total Liabilities and Shareholder's Equity.................................. $20,710,544    $18,844,833
                                                                                    ===========    ===========

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Statement of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income
(Loss)(Predecessor)
For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Years Ended December 31, 2013 and December 31, 2012
($ in thousands)

                                                          Successor                                      Predecessor
                                                     --------------------         --------------------------------------
                                                     For the Period from          For the Period from
                                                        April 1, 2014               January 1, 2014      For the Year
                                                     through December 31,          through March 31,  Ended December 31,
                                                             2014                        2014                2013
                                                     --------------------         ------------------- ------------------
Revenues
    Premiums earned.................................       $ 20,384                     $   --             $     --
    Fee income from policyholders...................        259,169                         --                   --
    Net investment income...........................        288,571                      2,350               10,935
    Realized investment gains, net..................         46,092                        285                   --
                                                           --------                     ------             --------
       Total revenues...............................       $614,216                     $2,635             $ 10,935
                                                           --------       -   -         ------             --------
Expenses
    Policyholder benefits...........................       $216,543                     $   --             $     --
    Return credited to policyholders' account
     balances.......................................        256,703                         --                   --
    Operating and acquisition expenses..............         96,050                         --                   --
                                                           --------       -   -         ------             --------
       Total expenses...............................       $569,296                     $   --             $     --
                                                           --------       -   -         ------             --------
       Income Before Federal Income
        Tax.........................................       $ 44,920                     $2,635             $ 10,935
    Federal Income Tax Expense (Benefit)
       Current......................................             --                        914                3,902
       Deferred.....................................         14,234                          8                  (77)
                                                           --------       -   -         ------             --------
       Total income tax expense (benefit)...........         14,234                        922                3,825
                                                           --------       -   -         ------             --------
       NET INCOME...................................       $ 30,686                     $1,713             $  7,110
                                                           ========       =   =         ======             ========
    Other comprehensive (loss) income,
     before tax
       Net unrealized investment gains
        (losses):
          Unrealized investment gains
           (losses) for the period..................       $131,433                     $2,364             $(15,281)
          Reclassification adjustment for
           (gains) losses included in net
           income...................................             --                        285                    1
                                                           --------                     ------             --------
          Net unrealized investment gains
           (losses).................................        131,433                      2,079              (15,282)
                                                           --------       -   -         ------             --------
    Other comprehensive (loss) income, before
     tax
       Less: Income tax (benefit) related to:
          Unrealized investment gains
           (losses) for the period..................        (45,935)                      (828)               5,349
          Reclassification adjustment for
           (gains) losses included in net
           income...................................             --                       (100)                  --
                                                           --------                     ------             --------
          Net unrealized investment gains
           (losses).................................        (45,935)                      (728)               5,349
                                                           --------                     ------             --------
    Other comprehensive (loss) income...............         85,498                      1,351               (9,933)
                                                           --------                     ------             --------
    Comprehensive (loss) income.....................       $116,184                     $3,064             $ (2,823)
                                                           ========                     ======             ========

                                                     ------------------

                                                        For the Year
                                                     Ended December 31,
                                                            2012
                                                     ------------------
Revenues
    Premiums earned.................................      $    --
    Fee income from policyholders...................           --
    Net investment income...........................       11,590
    Realized investment gains, net..................          626
                                                          -------
       Total revenues...............................      $12,216
                                                          -------
Expenses
    Policyholder benefits...........................      $    --
    Return credited to policyholders' account
     balances.......................................           --
    Operating and acquisition expenses..............           --
                                                          -------
       Total expenses...............................      $    --
                                                          -------
       Income Before Federal Income
        Tax.........................................      $12,216
    Federal Income Tax Expense (Benefit)
       Current......................................        4,145
       Deferred.....................................          128
                                                          -------
       Total income tax expense (benefit)...........        4,273
                                                          -------
       NET INCOME...................................      $ 7,943
                                                          =======
    Other comprehensive (loss) income,
     before tax
       Net unrealized investment gains
        (losses):
          Unrealized investment gains
           (losses) for the period..................      $   977
          Reclassification adjustment for
           (gains) losses included in net
           income...................................          596
                                                          -------
          Net unrealized investment gains
           (losses).................................          381
                                                          -------
    Other comprehensive (loss) income, before
     tax
       Less: Income tax (benefit) related to:
          Unrealized investment gains
           (losses) for the period..................         (343)
          Reclassification adjustment for
           (gains) losses included in net
           income...................................         (209)
                                                          -------
          Net unrealized investment gains
           (losses).................................         (134)
                                                          -------
    Other comprehensive (loss) income...............          247
                                                          -------
    Comprehensive (loss) income.....................      $ 8,190
                                                          =======

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
Consolidated Statement of Shareholder's Equity(Successor) and Statement of Shareholder's Equity (Predecessor)
For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014, and the Years Ended December 31, 2013 and December 31, 2012
($ in thousands, except par value data and share amounts)



                                           Common Stock  Additional            Accumulated Other
                                           -------------  Paid-In   Retained  Other Comprehensive        Total
Predecessor                                Shares Amount  Capital   Earnings     Income (Loss)    Shareholder's Equity
-----------                                ------ ------ ---------- --------  ------------------- --------------------
Balance, December 31, 2011................ 25,000 $2,500  $180,000  $142,272        $13,556             $338,328
Comprehensive income (loss)
    Net income (loss).....................     --     --        --     7,943             --                7,943
    Other comprehensive income (loss),
     net of tax...........................     --     --        --        --            247                  247
                                                                                                        --------
    Total comprehensive income
     (loss)...............................                                                                 8,190
                                                                                                        --------
Balance, December 31, 2012................ 25,000 $2,500  $180,000  $150,215        $13,803             $346,518
Comprehensive income (loss)
    Net income (loss).....................     --     --        --     7,110             --                7,110
    Other comprehensive income (loss),
     net of tax...........................     --     --        --        --         (9,933)              (9,933)
                                                                                                        --------
    Total comprehensive income
     (loss)...............................                                                                (2,823)
                                                                                                        --------
Balance, December 31, 2013................ 25,000 $2,500  $180,000  $157,325        $ 3,870             $343,695
Comprehensive income (loss)
    Net income (loss).....................     --     --        --     1,713             --                1,713
    Other comprehensive income (loss),
     net of tax...........................     --     --        --        --          1,351                1,351
                                                                                                        --------
    Total comprehensive income
     (loss)...............................                                                                 3,064
                                                                                                        --------
Balance, March 31, 2014 (Note 1).......... 25,000 $2,500  $180,000  $159,038        $ 5,221             $346,759
----------------------------------------------------------------------------------------------------------------------

Successor
---------
Balance, April 1, 2014 (Note 1)........... 25,000 $2,500  $593,308  $     --        $    --             $595,808
Dividends to shareholder..................     --     --        --   (33,200)            --              (33,200)
Capital contribution......................     --     --       250        --             --                  250
Comprehensive income
    Net income............................     --     --        --    30,686             --               30,686
    Other comprehensive income, net of
     tax..................................     --     --        --        --         85,498               85,498
                                                                                                        --------
    Total comprehensive income............                                               --              116,184
                                           ------ ------  --------  --------        -------             --------
Balance, December 31, 2014................ 25,000 $2,500  $593,558  $ (2,514)       $85,498             $679,042
                                           ====== ======  ========  ========        =======             ========

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Statement of Cash Flows (Successor) and Statements of Cash Flows (Predecessor)
For the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Years Ended December 31, 2013 and December 31, 2012
($ in thousands)

                                                                     Successor                          Predecessor
                                                               ---------------------   ---------------------------------
                                                                                          For the Period    For the Year
                                                                For the Period from    from January 1, 2014    Ended
                                                               April 1, 2014 through         through        December 31,
                                                                 December 31, 2014        March 31, 2014        2013
                                                               ---------------------   -------------------- ------------
Cash flows from operating activities:
Net income....................................................      $    30,686            $     1,713        $  7,110
   Adjustments to reconcile net loss to net cash:
   Policy charges and fee income..............................         (259,169)                    --              --
   Return credited to policyholders' account balances.........          256,703                     --              --
   Realized Investment gains, net.............................          (46,092)                  (285)             --
   Amortization/accretion of bond premium, net................           44,112                     94             630
   Amortization of value of business acquired.................           38,987                     --              --
   Changes in assets and liabilities:
   Decrease (increase) in insurance related liabilities and
    policy-related balances...................................          (21,964)                 6,402          (6,147)
   Decrease (increase) in receivable from/payable to
    affiliate.................................................               --                 24,358         (17,255)
   Deferred income tax expense (benefit)......................           14,234                    921            (329)
   Decrease (increase) in accrued investment income...........            6,838
   Decrease (increase) in other assets and liabilities........           31,780                (23,192)         16,007
                                                                    -----------            -----------        --------
Net cash provided by (used in) operating activities...........           96,115                 10,011              16
                                                                    -----------            -----------        --------
Cash flows from investing activities:
   Fixed maturities, available for sale
      Proceeds from sales and maturities......................        1,844,344                 21,341          62,645
      Purchases...............................................       (1,898,874)                    --         (38,896)
   Proceeds from sales and maturities of commercial
    mortgage loans............................................          150,849                     --              --
   Net purchases, sales, maturities of derivatives............           (8,636)                    --              --
   Net purchases, sales, maturities of other
    investments...............................................          620,425                 55,924         (31,738)
                                                                    -----------            -----------        --------
Net cash provided by (used in) investing activities...........          708,108                 77,265          (7,989)
                                                                    -----------            -----------        --------
Cash flows from financing activities:
   Policyholders' account deposits............................          340,128                     --              --
   Policyholders' account withdrawals.........................       (1,141,289)                    --              --
   Dividends paid to shareholder..............................          (33,200)                    --              --
   Change in overdrafts.......................................           39,089                     --              --
   Capital contribution.......................................              250                     --              --
                                                                    -----------            -----------        --------
Net cash provided by (used in) financing activities...........         (795,022)                    --              --
                                                                    -----------            -----------        --------
Net increase (decrease) in cash...............................            9,201                 87,276          (7,973)
Cash, beginning of period.....................................           40,529                  5,100          13,073
                                                                    -----------            -----------        --------
Cash, end of period...........................................      $    49,730            $    92,376        $  5,100
                                                                    -----------            -----------        --------
Supplemental schedule of cash flow information:
Cash paid during the year:
   Income taxes paid..........................................      $        --            $        --        $  4,200
   Interest paid..............................................      $     4,585            $        --        $     --
Commutation Agreement proceeds (see Note 1):
   Cash received on April 1, 2014.............................      $        --            $   143,348        $     --
   Cash received subsequent to April 1, 2014..................      $        --            $     5,946        $     --
   Invested assets transferred................................      $        --            $11,482,637        $     --
Noncash activities
   Issuance of vehicle note...................................      $   513,000            $        --        $     --
   Issuance of other long-term debt...........................      $   513,000            $        --        $     --
   Interest income on vehicle note............................      $    15,711            $        --        $     --
   Interest expense on other long-term debt...................      $    15,711            $        --        $     --
   Increase in vehicle note and other long-term debt..........      $    38,600            $        --        $     --
   Increase in modified coinsurance payable and deposit
    receivable................................................      $   166,963            $        --        $     --

                                                               ------------
                                                               For the Year
                                                                  Ended
                                                               December 31,
                                                                   2012
                                                               ------------
Cash flows from operating activities:
Net income....................................................   $  7,943
   Adjustments to reconcile net loss to net cash:
   Policy charges and fee income..............................         --
   Return credited to policyholders' account balances.........         --
   Realized Investment gains, net.............................       (626)
   Amortization/accretion of bond premium, net................        781
   Amortization of value of business acquired.................         --
   Changes in assets and liabilities:
   Decrease (increase) in insurance related liabilities and
    policy-related balances...................................     14,398
   Decrease (increase) in receivable from/payable to
    affiliate.................................................     25,752
   Deferred income tax expense (benefit)......................       (516)
   Decrease (increase) in accrued investment income...........
   Decrease (increase) in other assets and liabilities........    (32,761)
                                                                 --------
Net cash provided by (used in) operating activities...........     14,971
                                                                 --------
Cash flows from investing activities:
   Fixed maturities, available for sale
      Proceeds from sales and maturities......................     54,521
      Purchases...............................................    (51,209)
   Proceeds from sales and maturities of commercial
    mortgage loans............................................         --
   Net purchases, sales, maturities of derivatives............         --
   Net purchases, sales, maturities of other
    investments...............................................    (11,216)
                                                                 --------
Net cash provided by (used in) investing activities...........     (7,904)
                                                                 --------
Cash flows from financing activities:
   Policyholders' account deposits............................         --
   Policyholders' account withdrawals.........................         --
   Dividends paid to shareholder..............................         --
   Change in overdrafts.......................................         --
   Capital contribution.......................................         --
                                                                 --------
Net cash provided by (used in) financing activities...........         --
                                                                 --------
Net increase (decrease) in cash...............................      7,067
Cash, beginning of period.....................................      6,006
                                                                 --------
Cash, end of period...........................................   $ 13,073
                                                                 --------
Supplemental schedule of cash flow information:
Cash paid during the year:
   Income taxes paid..........................................   $  4,800
   Interest paid..............................................   $     --
Commutation Agreement proceeds (see Note 1):
   Cash received on April 1, 2014.............................   $     --
   Cash received subsequent to April 1, 2014..................   $     --
   Invested assets transferred................................   $     --
Noncash activities
   Issuance of vehicle note...................................   $     --
   Issuance of other long-term debt...........................   $     --
   Interest income on vehicle note............................   $     --
   Interest expense on other long-term debt...................   $     --
   Increase in vehicle note and other long-term debt..........   $     --
   Increase in modified coinsurance payable and deposit
    receivable................................................   $     --

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

1. General

   Lincoln Benefit Life Company (the "Company" or "Lincoln Benefit") is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of Resolution Life, Inc. ("Resolution"), which in turn is a wholly owned subsidiary of Resolution Life Holdings, Inc. ("Holdings"). Resolution was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

   On April 1, 2014, Lancaster Re Captive Insurance Company ("Lancaster Re"), a Nebraska domiciled captive insurance company, became a wholly owned subsidiary of Lincoln Benefit when it was contributed to Lincoln Benefit by Resolution.

   The Company became a wholly owned subsidiary of Resolution on April 1, 2014 after receiving all required regulatory approvals. Prior to this date, it was a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"). On
July 17, 2013, Holdings executed a Stock Purchase Agreement (the "Acquisition") to acquire 100% of the Company from ALIC. In November 2013, Holdings assigned the right to acquire all of Lincoln Benefit's outstanding capital stock to Resolution pursuant to an Assignment Agreement. The purchase price was $595.8 million.

   The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies ("Allstate Financial Sales channel") and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased, and sales through the Allstate Financial sales channel will continue for a period up to 30 months after the closing date of Acquisition. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

   On April 1, 2014, immediately prior to the Acquisition (Predecessor Period), the Company, pursuant to a Partial Commutation Agreement, recaptured all deferred annuity, long-term care, accident and health and life business sold through Lincoln Benefit's independent master brokerage agencies, other than specified life business, previously reinsured by ALIC. The primary impacts of the Partial Commutation Agreement with ALIC were the receipt of investments, the reduction of the related reinsurance recoverable and the reestablishment of deferred acquisition costs. The Company's assets and liabilities increased by $1.33 billion and $0.19 billion, respectively. Since the Partial Commutation Agreement occurred between entities under common control, the excess of assets received and liabilities assumed was recorded as a capital contribution through additional paid-in capital.

   Additionally, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement where ALIC continues to reinsure all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to closing of the Acquisition, and certain term life policies written by Lincoln Benefit. Lincoln Benefit's variable annuity business will remain reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. This business will continue to be administered by ALIC under an existing administrative services agreement between Lincoln Benefit and ALIC.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded at fair value at the date of acquisition. The following table summarizes the fair values of assets acquired and liabilities assumed as of April 1, 2014:

     ($ in thousands)
     ----------------
     Assets
     Fixed maturities.......................................... $ 9,194,903
     Commercial mortgage loans.................................   1,263,902
     Policy loans..............................................     196,451
     Short-term investments....................................     979,728
     Other invested assets.....................................       1,104
     Cash......................................................      40,529
     Accrued investment income.................................     103,246
     Reinsurance recoverable...................................   5,606,879
     Value of business acquired................................     290,795
     Deposit receivable........................................   1,550,351
     Intangibles...............................................       5,200
     Other assets..............................................     554,176
     Separate account assets...................................   1,661,007
                                                                -----------
        Total assets acquired..................................  21,448,271
                                                                -----------
     Liabilities
     Future policy benefits and other policyholder liabilities.   6,682,833
     Policyholders' account balances...........................  10,367,246
     Accrued expenses and other liabilities....................      78,026
     Modified coinsurance payable..............................   1,550,351
     Other long-term debt -- affiliate.........................     513,000
     Separate account liabilities..............................   1,661,007
                                                                -----------
        Total liabilities assumed..............................  20,852,463
                                                                -----------
        Net assets acquired.................................... $   595,808
                                                                ===========

   Included in the assets acquired is the value of business acquired ("VOBA"), which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 11 for further explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA and various state licenses.

Basis of Presentation

   The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). The financial statements are presented for Successor and Predecessor periods, which relate to the accounting periods after and before April 1, 2014, respectively, the date of the closing of the Acquisition. For periods after April 1, 2014, the accompanying financial statements comprise the consolidated financial statements of the Company, which include the accounts of the Company and its subsidiary. Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements to highlight the lack of comparability between these two periods. The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Consolidation

   The accompanying consolidated financial statements of the Successor include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Significant Accounting Policies

Cash

   Cash includes cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased.

Investments

   Fixed maturities include bonds, asset-backed securities ("ABS") residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale ("AFS") and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows -- Successor and Statement of Cash Flows -- Predecessor.

   The Company recognizes other-than-temporary impairments ("OTTI") for securities classified as AFS in accordance with ASC 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

   If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds, historical default (by rating) data is used as a proxy for the probability of default, and loss given default

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

(by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

   Commercial mortgage loans ("CMLs") acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

   Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy's anniversary date.

   Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

   As part of the Company's overall risk management policy, the Company uses listed options and exchange traded futures to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivative financial instruments utilized by the Company in the period from April 1, 2014 through December 31, 2014 (the "Successor Period") included index option contracts and futures contracts. Derivatives are carried in the Company's Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income (Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash. Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. Purchased put and call index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in net investment income. If the purchased option contract expires without being exercised, the premiums paid are reported as net investment income and the corresponding asset previously recorded is reversed. The change in the fair value of written option contracts is reported in Realized investment gains, net, with an adjustment to a corresponding liability. Written call index option contracts are cash settled upon exercise and the gain or loss on settlement is reported in Realized investment gains, net.

   The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company's embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities.

Investment Income and Realized Gains and Losses

   Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company's policy to cease to carry accrued interest on commercial mortgage loans that are over 90 days delinquent. The Company held no non-income producing investments as of December 31, 2014.

   Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders' Benefits and Interest Credited

   Prior to April 1, 2014 or the periods prior to April 1, 2014 (the "Predecessor Periods"), the Company had reinsurance agreements whereby all premiums, fee income from policyholders and returns credited to policyholders, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Amounts reflected in the Statements of Operations and Comprehensive Income (Loss) are presented net of reinsurance.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrender values on traditional life and death benefits are reflected in policyholder benefits.

   Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. As of April 1, 2014, the Company has reinsurance agreements to transfer all the risk related to immediate annuities.

   Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed or guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the policyholder account balance.

   Return credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index.

   Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

   The Company incurs significant costs in connection with renewal insurance business. All acquisition-related costs, including commissions, those related to general advertising, agent training, as well as all indirect costs, are expensed as incurred and reported in Operating and acquisition expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the period from April 1, 2014 through December 31, 2014. The Company also receives expense allowances on reinsurance ceded. These amounts are recognized when earned and reported in Operating expenses and acquisition expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the period from April 1, 2014 through December 31, 2014.

Reinsurance

   Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

   With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheet (Successor) and Balance Sheets (Predecessor). However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company, consequently, allowances are established for amounts deemed uncollectible.

   In the Predecessor periods, or the periods prior to April 1, 2014, the Company had reinsurance agreements whereby all insurance risks represented by premiums, fee income from policyholders, returns credited to policyholder account balances, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Additionally, investment income earned on the assets that supported policyholder account balances and future policy benefits and other policyholder funds were not included in the Company's financial statements as those assets were owned and managed by ALIC and other reinsurers under the terms of the reinsurance agreements.

Value of Business Acquired ("VOBA")

   For interest sensitive life products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits ("EGP's") from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

   Separate Accounts assets are carried at fair value. The assets of the Separate Accounts are legally segregated and available only to settle separate account contract obligations. Separate Account liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the Separate Account assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company's Consolidated Statement of Operations and Comprehensive Income (Successor) or Statements of Operations and Comprehensive Income (Predecessor). Deposits to and surrenders and withdrawals from the Separate Accounts are reflected in Separate Accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Future Policy Benefits and Other Policyholder Liabilities -- Successor

   Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss).

   For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation. Mortality, morbidity and lapse assumptions for all policies are based on the Company's own experience and industry standards.

   Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

   Future policy benefit reserves for the portion of fixed indexed annuity policies with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value for which returns are linked to an equity index, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy's life at a constant rate of interest. Future policy benefits reserves for the portion of fixed indexed annuities earning a fixed rate of interest, and other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

   The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20, Financial Services -- Insurance Activities.

   Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Future Policy Benefit and Other Policyholder Liabilities - Predecessor

   Future policy benefit and other policyholder liabilities consist of the reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, and is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Policyholders' Account Balances -- Successor

   Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

   The Company holds additional liabilities for guaranteed minimum income benefits ("GMIB") associated with variable annuities, which are accounted for in accordance with ASC 944-20, Financial Services -- Insurance Activities. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB") are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company's GMIB, GMAB and GMWB reserves are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Policyholders' Account Balances -- Predecessor

   Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder account balances primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Policyholder account balances also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

Income Taxes -- Successor

   Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date. Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Income Taxes -- Predecessor

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, accrued expenses and reinsurance recoverables. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Other Long-Term Debt

   Effective April 1, 2014, and with Nebraska Department of Insurance (the "NE DOI" or the "Department of Insurance") approval, Lancaster Re issued a variable funding Surplus Note (the "Surplus Note") to its affiliate, Lanis, LLC. for $513,000,000 and acquired from Lanis a Vehicle Note (the "Vehicle Note") for $513,000,000.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

The Vehicle Note is held to support a portion of Lancaster Re's reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. (S)44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus
Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $38,600,000 and interest expense of $15,711,000 was recognized in the Successor Period from April 1, 2014 through December 31, 2014. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

   Other assets consist primarily of premiums due, intangible assets, the Vehicle Note, receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Adoption of New Accounting Pronouncements

   In February 2013, the Financial Accounting Standards Board issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item but only if the amount reclassified is required under accounting principles generally accepted in the United States of America ("GAAP") to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company's results of operations or financial position.

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The Company has applied pushdown accounting as a result of the Acquisition in the Successor Period, as disclosed in Note 1.

   In February 2015, the FASB issued updated guidance regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

those annual periods beginning after December 15, 2015, with early adoption permitted. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Statement of Operations and Comprehensive Income (Loss) as a component of Income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

   In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


3. Investments

   The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2014 and 2013 were as follows:

                                                                          Gross      Gross
December 31, 2014 -- Successor                               Amortized  Unrealized Unrealized
($ in thousands)                                               Cost       Gains      Losses   Fair Value
------------------------------                               ---------- ---------- ---------- ----------
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government
  Authority and Agencies.................................... $  810,057  $ 47,859   $   (590) $  857,326
Obligations of U.S. States and Political Subdivisions.......    250,008     5,638       (437)    255,209
All other corporate securities..............................  7,279,391   132,480    (34,126)  7,377,745
ABS.........................................................    373,304     6,107     (2,408)    377,003
CMBS........................................................    331,041     3,507     (1,065)    333,483
RMBS........................................................    188,055     2,849     (1,023)    189,881
                                                             ----------  --------   --------  ----------
   Total fixed maturities................................... $9,231,856  $198,440   $(39,649) $9,390,647
                                                             ==========  ========   ========  ==========

--------------------------------------------------------------------------------------------------------

                                                                          Gross      Gross
December 31, 2013 -- Predecessor                             Amortized  Unrealized Unrealized
($ in thousands)                                               Cost       Gains      Losses   Fair Value
--------------------------------                             ---------- ---------- ---------- ----------
Fixed maturities
U.S. government and agenciies............................... $   70,790  $  3,113   $    (57) $   73,846
Municipal...................................................      2,499       270         --       2,769
Corporate...................................................    190,186     5,784     (3,993)    191,977
Foreign government..........................................      4,999       165         --       5,164
CMBS........................................................      2,588        88         --       2,676
RMBS........................................................     13,866       584         --      14,450
                                                             ----------  --------   --------  ----------
   Total fixed maturities................................... $  284,928  $ 10,004   $ (4,050) $  290,882
                                                             ==========  ========   ========  ==========

Scheduled Maturities -- Successor

   The scheduled maturities for fixed maturities are as follows as of December 31, 2014:

                                                        Amortized
  ($ in thousands)                                        Cost     Fair Value
  ----------------                                      ---------- ----------
  Due in one year or less.............................. $  425,248 $  425,238
  Due after one year through five years................  1,775,910  1,779,194
  Due after five years through ten years...............  4,001,723  4,060,017
  Due after ten years..................................  2,136,575  2,225,831
                                                        ---------- ----------
     Total before asset and mortgage-backed securities.  8,339,456  8,490,280
  Asset and mortgage-backed securities.................    892,400    900,367
                                                        ---------- ----------
     Total fixed maturities............................ $9,231,856 $9,390,647
                                                        ========== ==========

   Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Commercial Mortgage Loans -- Successor

   The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The following table presents the Company's commercial mortgage loan portfolio by geographical region as of December 31, 2014:

                                                      Carrying
                 ($ in thousands)                      Value
                 ----------------                    ----------
                 Alabama............................ $    1,720
                 Arizona............................     35,481
                 California.........................    255,563
                 Colorado...........................     22,381
                 Florida............................     20,779
                 Georgia............................     27,502
                 Hawaii.............................      8,125
                 Illinois...........................     53,174
                 Iowa...............................      1,490
                 Kentucky...........................      8,260
                 Maine..............................      4,114
                 Maryland...........................     35,536
                 Massachusetts......................     92,963
                 Minnesota..........................     52,496
                 Missouri...........................      9,324
                 Nevada.............................     14,705
                 New Jersey.........................     84,007
                 New York...........................     72,625
                 North Carolina.....................     31,111
                 Ohio...............................     38,400
                 Oklahoma...........................     10,835
                 Pennsylvania.......................     37,688
                 South Carolina.....................      3,130
                 Tennessee..........................      5,719
                 Texas..............................    103,778
                 Utah...............................     45,914
                 Virginia...........................     18,572
                 Washington.........................     13,138
                 Wisconsin..........................      6,637
                 General allowance for loan loss....         --
                                                     ----------
                    Total commercial mortgage loans. $1,115,167
                                                     ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment were as follows at December 31, 2014:

                                       Recorded Investment
                       ---------------------------------------------------
                        Debt Service Coverage Ratios
                       ------------------------------
                                                                            Estimated Fair
($ in thousands)       > 1.20x  1.00x - 1.20x < 1.00x   Total    % of Total     Value      % of Total
----------------       -------- ------------- ------- ---------- ---------- -------------- ----------
Loan-to-value ratios:
Less than 65%......... $930,592   $151,700    $29,460 $1,111,752     98%      $1,146,030       98%
65% to 75%............   16,591     10,537         --     27,128      2           28,275        2
76% to 80%............       --         --         --         --     --               --       --
Greater than 80%......       --         --         --         --     --               --       --
                       --------   --------    ------- ----------    ---       ----------      ---
Total................. $947,183   $162,237    $29,460 $1,138,880    100%      $1,174,305      100%
                       ========   ========    ======= ==========    ===       ==========      ===

   As of December 31, 2014, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2014, $1,139 million of commercial mortgage loans were in current status and no commercial mortgage and other loans were classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

   Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2014, the Company held no impaired commercial mortgage loans.

   The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2014, the Company had no significant commitments to fund borrowers that have been involved in a troubled debt restructuring. For the period from April 1, 2014 through December 31, 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages.

Other Invested Assets -- Successor

   The following table sets forth the composition of "Other invested assets" at December 31, 2014:

                                                        Successor
                                                    -----------------
          ($ in thousands)                          December 31, 2014
          ----------------                          -----------------
          Low income housing tax credit properties.      $   896
          Derivatives..............................       26,001
                                                         -------
                                                         $26,897
                                                         =======

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Net Investment Income

   Net investment income for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

                                     Successor                      Predecessor
                                 ------------------ -------------------------------------------
                                   For the Period    For the Period
                                 from April 1, 2014  from January 1,  For the Year For the Year
                                      through             2014           Ended        Ended
                                    December 31,    through March 31, December 31, December 31,
($ in thousands)                        2014              2014            2013         2012
----------------                 ------------------ ----------------- ------------ ------------
Fixed maturities................      $231,972           $2,461         $11,545      $12,138
Commercial mortgage loans.......        49,417               --              --           --
Cash and short-term investments.         4,786               16              23           20
Other investment (loss) income..         7,353               --              --           --
                                      --------           ------         -------      -------
   Gross investment income......       293,528            2,477          11,568       12,158
Investment expenses.............         4,957              127             633          568
                                      --------           ------         -------      -------
   Net investment income........      $288,571           $2,350         $10,935      $11,590
                                      ========           ======         =======      =======

Realized Investment Gains and Losses

   Realized investment gains and losses for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

                                    Successor                      Predecessor
                                ------------------ -------------------------------------------
                                  For the Period    For the Period
                                from April 1, 2014  from January 1,  For the Year For the Year
                                     through             2014           Ended        Ended
                                   December 31,    through March 31, December 31, December 31,
($ in thousands)                       2014              2014            2013         2012
----------------                ------------------ ----------------- ------------ ------------
Realized investment gains, net
Fixed maturities...............      $25,795             $285            $--          $626
Commercial mortgage loans......        2,880               --             --            --
Derivatives....................       17,417               --             --            --
Other..........................           --               --             --            --
                                     -------             ----            ---          ----
   Net realized gains..........      $46,092             $285            $--          $626
                                     =======             ====            ===          ====

   There were no other-than-temporary impairment losses recorded in the Successor Period from April 1, 2014 through December 31, 2014.

   There were no other-than-temporary impairment losses recorded in the Predecessor Period from January 1, 2014 through March 31, 2014. Realized capital gains and losses in the Predecessor years ended December 31, 2013 and 2012 included $2 thousand and $19 thousand, respectively, of other-than-temporary impairment losses related to RMBS, none of which were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2014 and 2013.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Proceeds from sales of fixed maturities and gross realized investment gains and losses for the Successor Period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and years ended December 31, 2013 and 2012 were as follows:

                                           Successor                     Predecessor
                                       ------------------   -------------------------------------
                                                              For the
                                                            Period from
                                         For the Period     January 1,
                                       from April 1, 2014      2014     For the Year For the Year
                                            through           through      Ended        Ended
                                          December 31,       March 31,  December 31, December 31,
($ in thousands)                              2014             2014         2013         2012
----------------                       ------------------   ----------- ------------ ------------
Fixed maturities, available-for-sale
   Proceeds from sales................     $1,429,177         $5,277       $9,170      $25,367
   Gross investment gains from sales..         30,403            317            3          645
   Gross investment losses from sales.         (4,608)           (32)          (1)          --

Unrealized Investment Gains and Losses

   The following table summarizes the gross unrealized losses and fair value of fixed maturities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 and 2013:

                                           Less than 12 months  Greater than 12 months
Successor                                 --------------------  ---------------------
                                                       Gross                Gross                   Gross
December 31, 2014                                    Unrealized Fair      Unrealized              Unrealized
($ in thousands)                          Fair Value   Losses   Value       Losses     Fair Value   Losses
-----------------                         ---------- ----------  ------   ----------   ---------- ----------
Fixed maturities
U.S. Treasury Securities and
  Obligations of U.S. Government
  Authority and Agencies................. $   71,766  $   (590) $   --      $  --      $   71,766  $   (590)
Obligations of U.S. States and Political
  Subdivisions...........................     37,543      (437)     --         --          37,543      (437)
All other corporate securities...........  1,683,185   (34,126)     --         --       1,683,185   (34,126)
ABS......................................    115,568    (2,408)     --         --         115,568    (2,408)
CMBS.....................................    135,203    (1,065)     --         --         135,203    (1,065)
RMBS.....................................     92,804    (1,023)     --         --          92,804    (1,023)
                                          ----------  --------   ------     -----      ----------  --------
   Total fixed income securities......... $2,136,069  $(39,649) $   --      $  --      $2,136,069  $(39,649)
                                          ==========  ========   ======     =====      ==========  ========

------------------------------------------------------------------------------------------------------------

                                           Less than 12 months  Greater than 12 months
Predecessor                               --------------------  ---------------------
                                                       Gross                Gross                   Gross
December 31, 2013                                    Unrealized Fair      Unrealized              Unrealized
($ in thousands)                          Fair Value   Losses   Value       Losses     Fair Value   Losses
-----------------                         ---------- ----------  ------   ----------   ---------- ----------
Fixed maturities
U.S. government agencies................. $    4,942  $    (57) $   --      $  --      $    4,942  $    (57)
Corporate................................     75,754    (3,795)  1,770       (198)         77,524    (3,993)
                                          ----------  --------   ------     -----      ----------  --------
   Total fixed income securities......... $   80,696  $ (3,852) $1,770      $(198)     $   82,466  $ (4,050)
                                          ==========  ========   ======     =====      ==========  ========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Portfolio Monitoring

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

   For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

   The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Net Unrealized Investment Gains and Losses in Accumulated Other Comprehensive Income

                                                                                             Accumulated Other
                                                                                               Comprehensive
                                                                                               Income (Loss)
                                                                 Future Policy    Deferred    Related to Net
                                      Net Unrealized              Benefits and   Income Tax     Unrealized
                                     Gain (Losses) on            Policyholders'  (Liability) Investment Gains
($ in thousands)                       Investments      VOBA    Account Balances    Asset        (Losses)
Predecessor                          ---------------- --------  ---------------- ----------- -----------------
Balance, December 31, 2011..........     $ 20,855     $     --      $    --       $ (7,299)      $ 13,556
Net investment gains and losses on
  investments arising during the
  period............................          977           --           --           (343)           634
Reclassification adjustment for
  gains and losses included in net
  income............................          596           --           --           (209)           387
                                         --------     --------      -------       --------       --------
Balance, December 31, 2012..........     $ 21,236     $     --      $    --       $ (7,433)      $ 13,803
Net investment gains and losses on
  investments arising during the
  period............................      (15,281)          --           --          5,349         (9,932)
Reclassification adjustment for
  gains and losses included in net
  income............................            1           --           --             --              1
                                         --------     --------      -------       --------       --------
Balance, December 31, 2013..........     $  5,954     $     --      $    --       $ (2,084)      $  3,870
Net investment gains and losses on
  investments arising during the
  period............................        2,364           --           --           (828)         1,536
Reclassification adjustment for
  gains and losses included in net
  income............................          285           --           --           (100)           185
                                         --------     --------      -------       --------       --------
Balance, March 31, 2014.............     $  8,033     $     --      $    --       $ (2,812)      $  5,221

--------------------------------------------------------------------------------------------------------------

Successor
---------
Balance, April 1, 2014..............     $     --     $     --      $    --       $     --       $     --
Net investment gains and losses on
  investments arising during the
  period............................      159,261           --           --        (55,674)       103,587
Reclassification adjustment for
  gains and losses included in net
  income............................           --           --           --             --             --
Impact of net unrealized investment
  gains and losses on VOBA..........           --      (20,287)          --          7,100        (13,187)
Impact of net unrealized investment
  gains and losses on future policy
  benefits and policyholders'
  account balances..................           --           --       (7,541)         2,639         (4,902)
                                         --------     --------      -------       --------       --------
Balance, December 31, 2014..........     $159,261     $(20,287)     $(7,541)      $(45,935)      $ 85,498
                                         ========     ========      =======       ========       ========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


4. Derivative Financial Instruments

   See Note 2 for a description of the Company's accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

   The following table provides a summary of the notional and fair value positions of derivative financial instruments as of December 31, 2014 and 2013:

($ in thousands)                                                             Succesor
----------------                                                  -----------------------------
                                                                        December 31, 2014
                                                                  -----------------------------
                                                                              Gross Fair Value
                                                                             ------------------
Primary Underlying                                                 Notional  Assets  Liabilities
------------------                                                ---------- ------- -----------
Assets
   Equity options................................................ $      624 $68,776  $ (43,104)
   Futures.......................................................         10     329         --
Liabilities
   Policyholders account balances
       Derivatives embedded in life and annuity contracts
          Equity-indexed annuity contracts/(3)/.................. $1,734,264 $    --  $ (63,660)
          Equity-indexed life contracts/(3)/.....................    347,610      --    (18,720)
          Guaranteed accumulation benefits/(1)/..................    120,714      --     (6,367)
          Guaranteed withdrawal benefits/(1)/....................     17,102      --       (366)
------------------------------------------------------------------------------------------------

($ in thousands)                                                           Predecessor
----------------                                                  -----------------------------
                                                                        December 31, 2013
                                                                  -----------------------------
                                                                              Gross Fair Value
                                                                             ------------------
Primary Underlying                                                 Notional  Assets  Liabilities
------------------                                                ---------- ------- -----------
Liabilities
   Policyholders account balances
       Derivatives embedded in life and annuity contracts
          Equity-indexed and forward starting options in
            life and annuity product contracts/(2)/..............  2,591,090      --   (258,415)
          Guaranteed accumulation benefits/(2)/..................    152,936      --     (8,970)
          Guaranteed withdrawal benefits/(2)/....................     22,199      --       (474)

(1)As of April 1, 2014, these amounts were ceded in accordance with the Company's reinsurance agreements.
(2)Prior to April 1, 2014, these amounts were ceded to ALIC or in accordance with the Company's reinsurance agreements.
(3)Amount represents account value of equity indexed contracts.

   The standardized ISDA Master Agreement under which the Company's derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. At December 31, 2014, the Company held $6.4 million in cash and securities collateral delivered by trade counterparties. This unrestricted cash collateral is reported in Cash on the Consolidated Balance Sheet.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the Successor Period from April 1, 2014 through December 31, 2014:

                                                          Successor
                                                --------------------------------
                                                For the Period from April 1, 2014
                                                  through December 31, 2014
                                                --------------------------------
                                                    Realized
                                                Investment Gains   Policyholder
   ($ in thousands)                                 (Losses)         Benefits
   ----------------                             ----------------   ------------
   Assets
      Equity Options...........................     $15,230          $    --
      Futures..................................     $ 2,187          $    --
   Liabilities
      Policyholders' account balances
          Equity-indexed annuity contracts.....     $    --          $(5,622)
          Equity-indexed life contracts........                           90

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments for the Predecessor Periods from January 1, 2014 through March 31, 2014 and for the years ended December 31, 2013 and December 31, 2013:

                                                                                 Predecessor
                                          ------------------------------------------------------------------
                                            For the Period from January 1,          For the Year Ended
                                              2014 through March 31, 2014           December 31, 2013
                                          -----------------------------------   --------------------------
                                                                 Policyholder     Interest    Policyholder
($ in thousands)                          Interest Credited/(1)/ Benefits/ (1)/ Credited/(1)/ Benefits/ (1)/
----------------                          ---------------------  -------------  ------------  -------------
Liabilities
   Policyholders' account balances
       Derivatives embedded in life
         and annuity contracts...........        $16,427             $946         $36,890        $10,177

                                          -----------------------
                                              For the Year Ended
                                              December 31, 2012
                                          --------------------------
                                            Interest    Policyholder
($ in thousands)                          Credited/(1)/ Benefits/ (1)/
----------------                          ------------  -------------
Liabilities
   Policyholders' account balances
       Derivatives embedded in life
         and annuity contracts...........   $186,625       $5,126

(1)Prior to April 1, 2014, these amounts were ceded in accordance with the Company's reinsurance agreements.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


5. Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheet (Successor) and Balance Sheet (Predecessor) at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1  Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2  Assets and liabilities whose values are based on the following:

         (a)Quoted prices for similar assets or liabilities in active markets;

         (b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or

         (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3  Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

   The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company's processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Successor

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2014. There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014.

($ in thousands)
Description for Each Class of Asset or Liability       Level 1      Level 2    Level 3     Total
------------------------------------------------     -----------  ----------  --------  -----------
Assets at fair value
Fixed maturities
   U.S Treasury Securities and Obligations of U.S.
     Government Authority and Agencies.............. $        --  $  857,326  $     --  $   857,326
   Obligations of U.S. States and Political
     Subdivisions...................................          --     255,209        --      255,209
   All Other Corporate Securities...................          --   7,370,409     7,336    7,377,745
   ABS..............................................          --     371,753     5,250      377,003
   CMBS.............................................          --     330,790     2,693      333,483
   RMBS.............................................          --     189,881        --      189,881
Short term investments..............................     191,979     145,676    23,713      361,368
Other invested assets
   Equity Options...................................      25,672          --        --       25,672
   Futures..........................................         329          --        --          329
Separate accounts assets............................   1,573,865          --        --    1,573,865
                                                     -----------  ----------  --------  -----------
       Total assets at fair value................... $ 1,791,845  $9,521,044  $ 38,992  $11,351,881
                                                     ===========  ==========  ========  ===========
Liabilities at fair value
Policyholders' account balances
   Equity indexed annuity contracts................. $        --  $       --  $(63,660) $   (63,660)
   Equity indexed life contracts....................          --     (18,720)       --      (18,720)
   Guaranteed minimum accumulation benefits.........          --          --    (6,367)      (6,367)
   Guaranteed minimum withdrawal benefits...........                              (366)        (366)
Separate accounts liabilities.......................  (1,573,865)         --        --   (1,573,865)
                                                     -----------  ----------  --------  -----------
       Total liabilites at fair value............... $(1,573,865) $  (18,720) $(70,393) $(1,662,978)
                                                     ===========  ==========  ========  ===========

   There were no transfers between Level 1 and Level 2 from the period from April 1, 2014 through December 31, 2014.

   Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities

   The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow,

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

   Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

   The fair value of private fixed maturities, which are comprised of investments in private placement securities are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2014.

Short-term Investments

   Short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2. Short-term investments classified within Level 3 primarily consist of commercial mortgage loans. The fair value of commercial mortgage loans is equal to unpaid principal.

Other Invested Assets

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

Separate Account Assets and Liabilities

   Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Policyholders' Account Balances

   The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed life and annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

   The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

   Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Level 3 Fair Value Measurements

   The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

                                    Fair      Valuation       Unobservable                  Weighted
($ in thousands)                    Value     Technique          Input            Range     Average
----------------                  --------  --------------- ----------------- ------------- --------
Equity indexed annuity contracts. $(63,660) Option Pricing  Projected option  1.40% - 1.93%  1.50%
                                              Technique           cost

   Excluded from the table above at December 31, 2014 are approximately $15 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   The table above also excludes underlying quantitative inputs related to liabilities held for the Company's guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis from the period from April 1, 2014 through December 31, 2014:

                                 Balance
                                  as of      Net                        Transfers
                                 April 1,   income           Transfers   out of
                                   2014     (loss)    OCI    to Level 3  Level 3   Purchases   Sales   Issues Settlements
($ in thousands)                 --------  -------  -------  ---------- ---------  --------- --------  ------ -----------
Assets
Fixed income securities
   All other corporate
    securities.................. $400,527  $ 6,693  $(7,841)    $--     $(291,802)  $4,930   $(97,228)  $--       $--
   Short-term investments....... $ 24,095  $    29  $    --     $--     $      --   $   --   $   (411)  $--       $--
Liabilities
   Equity indexed annuity
    contracts................... $(58,038) $(5,622) $    --     $--     $      --   $   --   $     --   $--       $--
   Equity indexed life
    contracts................... $(15,691) $(3,029) $    --     $--     $      --   $   --   $     --   $--       $--
   Guaranteed minimium
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/.... $ (8,499) $ 1,766  $    --     $--     $      --   $   --   $     --   $--       $--

                                   Balance,
                                 December 31,
                                     2014
($ in thousands)                 ------------
Assets
Fixed income securities
   All other corporate
    securities..................   $ 15,279
   Short-term investments.......   $ 23,713
Liabilities
   Equity indexed annuity
    contracts...................   $(63,660)
   Equity indexed life
    contracts...................   $(18,720)
   Guaranteed minimium
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/....   $ (6,733)

(1)These amount are 100% ceded in accordance with the Company's reinsurance agreements.

   Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

   The following table presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Balance Sheet; however, in some cases, as described below, the carrying amount equals or approximates fair value as of December 31, 2014.

($ in thousands)
Description for Each Class of Asset or Liability         Level 1 Level 2  Level 3     Total
------------------------------------------------         ------- ------- ---------- ----------
Assets
Commercial mortgage loans............................... $    --   $--   $1,150,510 $1,150,510
Policy loans............................................      --    --      194,385    194,385
Cash....................................................  49,730    --           --     49,730
Vehicle note............................................      --    --      551,600    551,600
                                                         -------   ---   ---------- ----------
   Total assets at fair value........................... $49,730   $--   $1,896,495 $1,946,225
                                                         =======   ===   ========== ==========
Liabilities at fair value
Policyholders' account balances -- investment contracts. $    --   $--   $6,609,253 $6,609,253
Other long-term debt....................................      --    --      551,600    551,600
                                                         -------   ---   ---------- ----------
                                                         $    --   $--   $7,160,853 $7,160,853
                                                         =======   ===   ========== ==========

   The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Commercial Mortgage Loans

   The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

   The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

Cash

   The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value.

Vehicle Note and Other Long-Term Debt

   The carrying value of the Vehicle Note and Other long-term debt approximates fair value.

Policyholders' Account Balances -- Investment Contracts

   Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Predecessor

   Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 Measurements

    . Fixed maturities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 Measurements

    .  Fixed maturities

   U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

   Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

   Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

   RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

   CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

    . Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 Measurements

    .  Policyholder account balances -- Successor; contract holder funds
       Predessor: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of nonmarket observable inputs.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

                                           Quoted
                                          prices in
                                           active    Significant
                                         markets for    other    Significant
                                          identical  observable  unobservable Balance as of
                                           assets      inputs       inputs    December 31,
($ in thousands)                          (Level 1)   (Level 2)   (Level 3)       2013
----------------                         ----------- ----------- ------------ -------------
Assets:
   Fixed maturities:
       U.S. government and agencies..... $   27,520   $ 46,326    $      --    $   73,846
       Municipal........................         --      2,769           --         2,769
       Corporate........................         --    191,977           --       191,977
       Foreign government...............         --      5,164           --         5,164
       RMBS.............................         --     14,450           --        14,450
       CMBS.............................         --      2,676           --         2,676
                                         ----------   --------    ---------    ----------
          Total fixed maturities........     27,520    263,362           --       290,882
   Short-term investments...............     20,764     35,195           --        55,959
   Separate account assets..............  1,700,566         --           --     1,700,566
                                         ----------   --------    ---------    ----------
Total assets at fair value.............. $1,748,850   $298,557    $      --    $2,047,407
                                         ==========   ========    =========    ==========
% of total assets at fair value.........       85.4%      14.6%        --  %        100.0%
Liabilities:
   Policyholders' account balances:
     Derivatives embedded in life and
     annuity contracts.................. $       --   $     --    $(267,859)   $ (267,859)
                                         ----------   --------    ---------    ----------
Total liabilities at fair value......... $       --   $     --    $(267,859)   $ (267,859)
                                         ==========   ========    =========    ==========
% of total liabilities at fair value....        -- %       -- %       100.0%        100.0%

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements as of December 31, 2013:

                                                     Valuation      Unobservable              Weighted
($ in thousands)                       Fair Value    Technique         Input         Range    Average
----------------                       ---------- --------------- ---------------- ---------- --------
Derivatives embedded in life and
  annuity contracts -- Equity-indexed             Stochastic cash Projected option
  and forward starting options........ $(258,415)   flow model          cost       1.0 - 2.0%  1.91%

   If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the period from January 1, 2014 through March 31, 2014.

                                                          Total gains (losses)
                                                             included in:
                                                          ------------------
                                            Balance as                          Transfers   Transfers
                                          of December 31,    Net                  into        out of
($ in thousands)                               2013       income/(1)/   OCI      Level 3     Level 3
----------------                          --------------- ----------  -------  ----------- ------------
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity
  contracts..............................    $(267,859)    $18,525    $    --    $   --     $      --
                                             ---------     -------    -------    ------     ---------
Total recurring Level 3 liabilities......    $(267,859)    $18,525    $    --    $   --     $      --
                                             =========     =======    =======    ======     =========

                                                                                            Balance as
                                                                                           of March 31,
                                             Purchases      Sales      Issues  Settlements     2014
                                          --------------- ----------  -------  ----------- ------------
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity
  contracts..............................    $      --     $    --    $(3,764)   $2,612     $(250,486)
                                             ---------     -------    -------    ------     ---------
Total recurring Level 3 liabilities......    $      --     $    --    $(3,764)   $2,612     $(250,486)
                                             =========     =======    =======    ======     =========

--------
/(1)/The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits. These amounts were ceded in accordance with the Company's reinsurance agreements.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

                                                                    Total gains (losses)
                                                                     included in:
                                                                    --------------------
                                                      Balance as                          Transfers Transfers
                                                    of December 31,    Net                  into     out of
($ in thousands)                                         2012       income/(1)/    OCI     Level 3   Level 3
----------------                                    --------------- ----------     ---    --------- ---------
Assets
Fixed maturities:
   Corporate.......................................    $     312     $    --       $--       $--       $--
                                                       ---------     -------        ---      ---       ---
Total recurring Level 3 assets.....................    $     312     $    --       $--       $--       $--
                                                       =========     =======        ===      ===       ===
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity contracts.    $(314,926)    $43,244       $--       $--       $--
                                                       ---------     -------        ---      ---       ---
Total recurring Level 3 liabilities................    $(314,926)    $43,244       $--       $--       $--
                                                       =========     =======        ===      ===       ===

                                                                                           Balance as
                                                                                         of December 31,
                                                    Purchases Sales  Issues  Settlements      2013
                                                    --------- ----- -------  ----------- ---------------
Assets
Fixed maturities:
   Corporate.......................................    $--     $--  $    --    $  (312)     $      --
                                                       ---     ---  -------    -------      ---------
Total recurring Level 3 assets.....................    $--     $--  $    --    $  (312)     $      --
                                                       ===     ===  =======    =======      =========
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity contracts.    $--     $--  $(6,621)   $10,444      $(267,859)
                                                       ---     ---  -------    -------      ---------
Total recurring Level 3 liabilities................    $--     $--  $(6,621)   $10,444      $(267,859)
                                                       ===     ===  =======    =======      =========

--------
/(1)/The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits. These amounts were ceded in accordance with the Company's reinsurance agreements.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

                                                          Total gains (losses)
                                                              included in:
                                                          -------------------
                                            Balance as                           Transfers     Transfers
                                          of December 31,    Net                   into         out of
($ in thousands)                               2011       income/(1)/   OCI       Level 3       Level 3
----------------                          --------------- ----------  --------  ----------- ---------------
Assets
Fixed maturities:
Corporate................................    $     598     $     --   $     --    $    --      $      --
RMBS.....................................        2,321           --         --         --         (2,321)
                                             ---------     --------   --------    -------      ---------
Total recurring Level 3 assets...........    $   2,919     $     --   $     --    $    --      $  (2,321)
                                             =========     ========   ========    =======      =========
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity
  contracts..............................    $(506,678)    $131,054   $     --    $    --      $      --
                                             ---------     --------   --------    -------      ---------
Total recurring Level 3 liabilities......    $(506,678)    $131,054   $     --    $    --      $      --
                                             =========     ========   ========    =======      =========

                                                                                              Balance as
                                                                                            of December 31,
                                             Purchases      Sales      Issues   Settlements      2012
                                          --------------- ----------  --------  ----------- ---------------
Assets
Fixed maturities:
Corporate................................    $      --     $     --   $     --    $  (286)     $     312
RMBS.....................................           --           --         --         --             --
                                             ---------     --------   --------    -------      ---------
Total recurring Level 3 assets...........    $      --     $     --   $     --    $  (286)     $     312
                                             =========     ========   ========    =======      =========
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity
  contracts..............................    $      --     $     --   $(11,024)   $71,722      $(314,926)
                                             ---------     --------   --------    -------      ---------
Total recurring Level 3 liabilities......    $      --     $     --   $(11,024)   $71,722      $(314,926)
                                             =========     ========   ========    =======      =========

--------
/(1)/The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits. These amounts were ceded in accordance with the Company's reinsurance agreements.

   Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   There were no transfers between Level 1 and Level 2 during the period from January 1, 2014 through March 31, 2014, 2013 or 2012.

   Transfers out of Level 3 during 2012 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

   The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities.

                                                    Period from
                                                     January 1,
                                                    2014 through
                                                     March 31,         As of             As of
($ in thousands)                                        2014     December 31, 2013 December 31, 2012
----------------                                    ------------ ----------------- -----------------
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity contracts.   $18,525         $43,244          $131,054
                                                      -------         -------          --------
Total recurring Level 3 liabilities................   $18,525         $43,244          $131,054
                                                      =======         =======          ========

   The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows:
$17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits in the period from January 1, 2014 through March 31, 2014, $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits in 2013, and $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits in 2012. These amounts are ceded in accordance with the Company's reinsurance agreements.

   As of December 31, 2013, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $7.76 billion and $7.66 billion, respectively, as of December 31, 2013. The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3.

6. Reinsurance

Successor

   The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers. As of December 31, 2014, approximately 99.8% of the Company's reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents over 65% of the Company's reinsurance recoverable as of December 31, 2014.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   On April 1, 2014, the Company entered into an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2014, the Company had a deposit receivable and a modified coinsurance payable of $1,383 million related to this agreement.

   The effects of reinsurance on premiums earned and fee income from policyholders for the Successor Period for the period April 1, 2014 through December 31, 2014 were as follows:

                                                      For the Period from
                                                         April 1, 2014
                                                      Through December 31,
      ($ in thousands)                                        2014
      ----------------                                --------------------
      Direct.........................................      $ 921,444
      Assumed........................................          5,258
      Ceded..........................................       (702,833)
                                                           ---------
         Premiums and fee income, net of reinsurance.      $ 223,869
                                                           =========

   The effects of reinsurance on return credited to policyholders' account balances, policyholder benefits, and other expenses for the Successor Period for the period April 1, 2014 through December 31, 2014 were as follows:

                                                            For the Period from
                                                               April 1, 2014
                                                            Through December 31,
($ in thousands)                                                    2014
----------------                                            --------------------
Direct.....................................................      $1,104,420
Assumed....................................................           4,713
Ceded......................................................        (635,887)
                                                                 ----------
   Return credited to policyholders' account balances and
     policyholder benefits, net of reinsurance.............      $  473,246
                                                                 ==========

Predecessor

   Prior to April 1, 2014, the Company had reinsurance agreements under which it reinsured all of its business to ALIC, Lincoln Benefit Re ("LB Re") or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to policyholders account balances, contract benefits and substantially all expenses were reinsured. The Company purchased reinsurance to limit aggregate and single losses on large risks. The Company ceded a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

   As of December 31, 2013, 86.9% of the total reinsurance recoverables were related to ALIC and 13.1% were related to non-affiliated reinsurers. As of December 31, 2013, 95% of the Company's non-affiliated reinsurance recoverables are due from companies rated A- or better by S&P.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The effects of reinsurance on premiums and contract charges are as follows:

                                 Period from January 1, 2014
($ in thousands)                   through March 31, 2014       2013        2012
----------------                 --------------------------- ----------  ----------
Direct..........................          $ 331,899          $1,331,597  $1,298,864
Assumed.........................              1,581               6,830       6,784
Ceded:
   Affiliate....................           (244,797)           (962,576)   (908,459)
   Non-affiliate................            (88,683)           (375,851)   (397,189)
                                          ---------          ----------  ----------
Premiums and fee income, net of
  reinsurance...................          $      --          $       --  $       --
                                          =========          ==========  ==========

   The effects of reinsurance on return credited to policyholders' account balances, policyholder benefits and other expenses are as follows:

                                   Period from January 1, 2014
($ in thousands)                     through March 31, 2014        2013         2012
----------------                   --------------------------- -----------  -----------
Direct............................          $ 450,041          $ 1,938,015  $ 1,882,714
Assumed...........................              2,606                8,180        9,167
Ceded:
   Affiliate......................           (336,122)          (1,505,010)  (1,369,305)
   Non-affiliate..................           (116,525)            (441,185)    (522,576)
                                            ---------          -----------  -----------
Return credited to policyholders,
  contract benefits and expenses,
  net of reinsurance..............          $      --          $        --  $        --
                                            =========          ===========  ===========

7. Income Taxes

Successor

   In connection with the Acquisition as defined in Note 1, ALIC made an election under Treasury Regulation Section 1.1502-36(d) to reduce the tax basis of certain of the Company's assets immediately prior to the Acquisition. The reduced tax bases were used to determine the deferred tax impact under the acquisition method of accounting as discussed in Note 1.

   The Company is party to a federal income tax allocation agreement (the "Tax Allocation Agreement") with Lancaster Re. The Company and Lancaster Re will file a separate consolidated federal income tax return for the period April 1, 2014 to December 31, 2014 and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).

   Following the Acquisition, the Company exited The Allstate Corporation's consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates. Final tax settlements were agreed to with The Allstate Corporation and no future tax allocations are expected to occur with The Allstate Corporation.

   As part of the Acquisition, although the Company remains jointly and severally liable for consolidated tax liabilities for years prior to the Acquisition, the Company is held harmless by ALIC in accordance with the Acquisition agreement and believes the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2014. As of December 31, 2014, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities as of December 31, 2014 are as follows:

         ($ in thousands)                             December 31, 2014
         ----------------                             -----------------
         Deferred tax assets
            Policyholder reserves....................    $ 2,057,627
            Deferred acquisition costs...............         24,850
            Premiums receivable......................          8,197
            Net operating loss carryforward..........          7,500
            Other assets.............................             38
                                                         -----------
                Total deferred tax assets............    $ 2,098,212
                                                         -----------
         Deferred tax liabilities
            Value of business acquired...............    $   (81,032)
            Amounts recoverable from reinsurers......     (2,010,157)
            Investments..............................        (45,935)
            Intangibles..............................         (1,820)
                                                         -----------
                Total deferred tax liabilities.......    $(2,138,944)
                                                         -----------
                   Net deferred tax liability........    $   (40,732)
                                                         ===========

   The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2014. Management believes the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

   The Company has a net operating loss carryforward as of December 31, 2014 of approximately $21.5 million that will expire in the year 2029, if unused.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the Successor Period from April 1, 2014 through December 31, 2014 were as follows:

                                                For the Period from
                                                   April 1, 2014
                                                Through December 31,
           ($ in thousands)                             2014
           ----------------                     --------------------
           Expected federal income tax expense.       $15,722
           Dividends received deduction........        (1,470)
           Other...............................           (18)
                                                      -------
              Total income tax expense.........       $14,234
                                                      =======

   The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

   There remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, issues related to the calculation of the DRD. For the last several years, the revenue provisions included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Predecessor

   Prior to April 1, 2014, the Company joined The Allstate Corporation and its other subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and was party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company paid to or received from The Allstate Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also had a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements resulted in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

   The IRS is currently examining the Allstate Group's 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group's 2009 and 2010 federal income tax returns and a final settlement related to the examination was approved by the IRS Appeals Division on September 19, 2014. The Allstate Group's tax years prior to 2009 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits as of December 31, 2013.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The components of the deferred income tax assets and liabilities as of December 31 are as follows:

                  ($ in thousands)                     2013
                  ----------------                   -------
                  Deferred assets
                  Reinsurance recoverables.......... $   497
                  Other assets......................       4
                                                     -------
                     Total deferred assets..........     501
                                                     -------
                  Deferred liabilities
                  Unrealized net capital gains......  (2,084)
                  Accrued expenses..................    (981)
                  Other liabilities.................      --
                                                     -------
                     Total deferred liabilities.....  (3,065)
                                                     -------
                         Net deferred liability..... $(2,564)
                                                     =======

   The components of income tax expense are as follows:

                                 Period from January 1, 2014
    ($ in thousands)               through March 31, 2014     2013    2012
    ----------------             --------------------------- ------  ------
    Current.....................            $914             $3,902  $4,145
    Deferred....................               8                (77)    128
                                            ----             ------  ------
       Total income tax expense.            $922             $3,825  $4,273
                                            ====             ======  ======

   The Company paid no income taxes in the period from January 1, 2014 through March 31, 2014. The Company paid income taxes of $4.2 million and $4.8 million in 2013 and 2012, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:

                                      Period from January 1, 2014
                                        through March 31, 2014    2013  2012
                                      --------------------------- ----  ----
   Statutory federal income tax rate.            35.0%            35.0% 35.0%
   Other.............................              --               --    --
                                                 ----             ----  ----
   Effective income tax rate.........            35.0%            35.0% 35.0%
                                                 ====             ====  ====

8. Future Policy Benefits and Other Policyholder Liabilities

   Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2014 and 2013, future policy benefits and other policyholder liabilities consisted of the following:

                                         Successor          Predecessor
                                     -----------------   -----------------
      ($ in thousands)               December 31, 2014   December 31, 2013
      ----------------               -----------------   -----------------
      Traditional life insurance....    $1,492,438          $1,548,134
      Immediate fixed annuities.....       635,858             676,565
      Accident and health insurance.     1,462,110           1,324,268
      Equity indexed annuities......     1,895,889                  --
      Other.........................       977,669               8,444
                                        ----------          ----------
         Total......................    $6,463,964          $3,557,411
                                        ==========          ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Successor

   Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Predecessor

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits as of December 31, 2013:

Product                             Mortality                 Interest rate           Estimation method
-------              ---------------------------------------- -------------- -------------------------------------
Traditional life     Actual company experience plus loading   Interest rate  Net level premium reserve method
insurance                                                     assumptions    using the Company's withdrawal
                                                              range from     experience rates; includes reserves
                                                              2.5% to 8.0%   for unpaid claims

Immediate fixed      1983 individual annuity mortality table  Interest rate  Present value of expected future
annuities            with internal modifications; 1983        assumptions    benefits based on historical
                     individual annuity mortality table;      range from     experience
                     Annuity 2000 mortality table with        0% to 8.8%
                     internal modifications

Accident and health  Actual company experience plus loading   Interest rate  Unearned premium; additional
insurance                                                     assumptions    contract reserves for mortality risk
                                                              range from     and unpaid claims
                                                              4.0% to 5.3%

Other:               Annuity 2000 mortality table with        Interest rate  Projected benefit ratio applied to
Variable annuity     internal modifications                   assumptions    cumulative assessments
guaranteed                                                    range from
minimum death                                                 4.0% to 5.8%
benefits

9. Policyholder Account Balances

   As of December 31, 2014 and 2013, policyholders' account balances consisted of the following:

                                              Successor          Predecessor
                                          -----------------   -----------------
($ in thousands)                          December 31, 2014   December 31, 2013
----------------                          -----------------   -----------------
Interest-sensitive life contracts........    $5,008,094          $ 5,020,265
Individual annuities.....................     4,806,270            7,803,892
Other....................................        14,973              299,958
                                             ----------          -----------
   Total policyholders' account balances.    $9,829,337          $13,124,115
                                             ==========          ===========

Successor

   Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Predecessor

   The following table highlights the key contract provisions relating to policyholders' account balances:

Product                                    Interest rate                     Withdrawal/surrender charges
-------                       ----------------------------------------- ---------------------------------------
Interest-sensitive life       Interest rates credited range from 0% to  Either a percentage of account balance
insurance                     10.0% for equity-indexed life (whose      or dollar amount grading off generally
                              returns are indexed to the S&P 500)       over 20 years
                              and 2.6% to 6.0% for all other products

Fixed annuities               Interest rates credited range from 0% to  Either a declining or a level
                              8.8% for immediate annuities; 0% to       percentage charge generally over ten
                              7.0% for equity-indexed annuities         years or less. Additionally,
                              (whose returns are indexed to the S&P     approximately 18.7% of fixed
                              500); and 1.0% to 6.0% for all other      annuities are subject to market value
                              products                                  adjustment for discretionary
                                                                        withdrawals.

Other investment contracts:   Interest rates used in establishing       Withdrawal and surrender charges are
Guaranteed minimum            reserves range from 1.7% to 10.3%         based on the terms of the related
income, accumulation and                                                interest-sensitive life insurance or
withdrawal benefits on                                                  fixed annuity contract
variable and fixed annuities
and secondary guarantees on
interest-sensitive life and
fixed annuities

10.Certain Nontraditional Long-Duration Contracts

   The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or
(2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit. All of the risks associated with the Company's variable annuity contracts are reinsured with external reinsurers.

   In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as Separate Account assets with an equivalent amount reported as Separate Account liabilities. Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss)
(Successor) and Statements of Operations and Comprehensive Income (Predecessor).

   For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

   For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

   For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders' account balances. As of December 31, 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                        Successor
                                            ------------------------------------------------------------------
                                                                    December 31, 2014
                                            ------------------------------------------------------------------
                                                                   At                              Accumulation
                                            In the Event of  Annuitization/      For Cumulative    at Specified
($ in millions)                                  Death      Accumulation/(1)/ Periodic Withdrawals    Dates
---------------                             --------------- ----------------  -------------------- ------------
Variable Annuity Contracts
Separate Account value.....................   $     742.7        $151.9              $16.6           $  118.4
Net amount at risk.........................   $      57.2        $ 15.2              $ 0.1           $    6.2
Average attained age of contractholders....    60 years           N/A                 N/A              N/A
Weighted average waiting period until
  guarantee date...........................       N/A             None                N/A            6 years
Variable Life, Variable Universal Life and
  Universal Life Contracts
No Lapse Guarantees:
Separate Account value.....................   $     325.1
General account value......................   $   31518.3
Net amount at risk.........................   $  89,942.8
Average attained age of contractholders....    51 years

   As of December 31, 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                    Predecessor
                                         ------------------------------------------------------------------
                                                                 December 31, 2013
                                         ------------------------------------------------------------------
                                                                At                              Accumulation
                                         In the Event of  Annuitization/      For Cumulative    at Specified
($ in millions)                               Death      Accumulation/(1)/ Periodic Withdrawals    Dates
---------------                          --------------- ----------------  -------------------- ------------
Variable Annuity Contracts
Separate Account value..................    $   877.0         $170.5              $21.8           $  151.1
Net amount at risk......................    $    63.2         $ 16.6              $ 0.1           $    7.3
Average attained age of contractholders.    59 years           N/A                 N/A              N/A
Weighted average waiting period until
  guarantee date........................       N/A             None                N/A            6 years

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Liabilities for Guarantee Benefits

   The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet (Successor) and the related changes in the liabilities are included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss) for the Successor Period from April 1, 2014 through December 31, 2014. In the Predecessor Period, secondary guarantees on interest-sensitive life and fixed annuities are included in policyholders' account balances. Guaranteed minimum income benefits ("GMIB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders' account balances on the Consolidated Balance Sheet (Successor).

                                                           GMWB/   Secondary
                                          GMDB     GMIB     GMAB   Guarantees
                                        -------- -------- -------- ----------
                                                                   Interest-
                                                                   Sensitive
                                                                    Life and
                                        Variable Variable Variable   Fixed
($ in thousands)                        Annuity  Annuity  Annuity  Annuities    Total
----------------                        -------- -------- -------- ---------- ---------
Predecessor
Balance as of December 21, 2012........  $9,390  $19,484  $19,621  $ 200,688  $ 249,183
Less: reinsurance recoverable..........   9,390   19,484   19,621    200,688    249,183
                                         ------  -------  -------  ---------  ---------
   Net balance as of December 31, 2012.      --       --       --         --         --
Incurred guarantee benefits............      --       --       --         --         --
Paid guarantee benefits................      --       --       --         --         --
                                         ------  -------  -------  ---------  ---------
   Net change..........................      --       --       --         --         --
   Net balance as of December 31, 2013.      --       --       --         --         --
   Plus reinsurance recoverable........   8,444    8,743    9,444    281,771    308,402
                                         ------  -------  -------  ---------  ---------
Balance as of December 31, 2013........  $8,444  $ 8,743  $ 9,444  $ 281,771  $ 308,402
                                         ======  =======  =======  =========  =========
Less: reinsurance recoverable..........   8,444    8,743    9,444    281,771    308,402
   Net balance as of December 31, 2013.      --       --       --         --         --
Incurred guarantee benefits............      --       --       --         --         --
Paid guarantee benefits................      --       --       --         --         --
                                         ------  -------  -------  ---------  ---------
   Net change..........................      --       --       --         --         --
   Net balance as of March 31, 2014....      --       --       --         --         --
   Plus reinsurance recoverable........   8,057    7,122    8,499    293,704    317,382
                                         ------  -------  -------  ---------  ---------
Balance as of March 31, 2014...........  $8,057  $ 7,122  $ 8,499  $ 293,704  $ 317,382
                                         ======  =======  =======  =========  =========
----------------------------------------------------------------------------------------

Successor
Balance as of April 1, 2014............  $8,057  $ 7,122  $ 8,499  $ 552,163  $ 575,841
Less: reinsurance recoverable..........   8,057    7,122    8,499     67,288     90,966
                                         ------  -------  -------  ---------  ---------
   Net balance as of April 1, 2014.....      --       --       --    484,875    484,875
Incurred guarantee benefits............      --       --       --    159,104    159,104
Paid guarantee benefits................      --       --       --   (108,252)  (108,252)
                                         ------  -------  -------  ---------  ---------
   Net change..........................      --       --       --     50,852     50,852
   Net balance as of December 31, 2014.      --       --       --    535,727    535,727
   Plus reinsurance recoverable........   8,358    8,240    6,733     83,733    107,064
                                         ------  -------  -------  ---------  ---------
Balance as of December 31, 2014........  $8,358  $ 8,240  $ 6,733  $ 619,460  $ 642,791
                                         ======  =======  =======  =========  =========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


11.Value of Business Acquired

   The following reflects the changes to the VOBA asset:

                                                            For the Period from
                                                               April 1, 2014
                                                            Through December 31,
($ in thousands)                                                    2014
----------------                                            --------------------
Balance at beginning of period.............................       $290,795
Business acquired..........................................             --
Amortized to expense during the year/(1)/..................        (38,987)
Adjustment for unrealized investment gains during the year.        (20,287)
                                                                  --------
Balance at end of year.....................................       $231,521
                                                                  ========

(1)Amount is included in Other Expenses on the Consolidated Statement of Operations and Other Comprehensive Income (Loss)

   The following table provides estimated percentage of the VOBA balance to be amortized for the years indicated:

                                                VOBA
                                            Amortization
                                            ------------
                       2015................      14%
                       2016................      12%
                       2017................      11%
                       2018................       9%
                       2019 and thereafter.      54%

12.Commitments and Contingencies

Regulation and Compliance

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

   The Company is currently being examined by certain states for compliance with unclaimed property laws. It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company's practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2014, the Company accrued $6.7 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $11.2 million.

Litigation

   The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. As part of the Acquisition, ALIC has agreed to indemnify the Company for certain matters. ALIC has also agreed to indemnify the Company for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

   In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

   The Company had the following restricted assets:

    . Certain bonds were on deposit with governmental authorities as required by law of $8.9 million and $9.4 million at December 31, 2014 and December 31, 2013, respectively.

    . Derivative cash collateral received was reported as cash equivalents of $6.4 million at December 31, 2014. The Company had no derivative cash collateral as of December 31, 2013.

13.Regulatory Capital and Dividends

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Statutory net income was $226 million and $7.7 million for the years ended December 31, 2014 and December 31, 2013. Statutory capital and surplus was $719 million and $332.5 million as of December 31, 2014 and December 31, 2013, respectively.

Dividend Limitations

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with the Acquisition, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to the Acquisition.

Other

   Without the prior approval of the Nebraska Director of Insurance, the Company may not:

1. Acquire or enter into an agreement or understanding to acquire control of any insurer, assumptively acquire policies, or bulk reinsure business during the period of three years after the Acquisition.

2. Provide or propose to provide directly or indirectly any loans, advances, guarantees, pledges, or other financial assistance (excluding policy loans or investment portfolio transactions) during the period of three years after the Acquisition.

3. Engage in any material transaction during the period of three years after the Acquisition. "Material transaction" shall mean any transfer or encumbrance of assets that, together with all other transfers or encumbrances made within the preceding twelve months, exceeds in value the greater of five percent of Lincoln Benefit's surplus as of the December 31st of the last preceding, or the net gain from operations of Lincoln Benefit for the twelve-month period ending the December 31st of the last preceding. For the purposes of this clause, "Material Transaction" shall exclude
   (i) investment portfolio transactions (ii) settlement of balances due to policyholders, agents or third party reinsurers under existing reinsurance agreements or (iii) settlement of ordinary course payables including but not limited to taxes, third party administrators, suppliers or other ordinary course creditors, and intercompany payables arising under any approved intercompany services agreement

   Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital ("RBC") requirements adopted by state insurance regulators. A company's "authorized control level RBC" is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.Leases

   In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the period from April 1, 2014 through December 31, 2014, the Company made no payments pursuant to this operating lease.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The minimum aggregate rental commitments as of December 31, 2014 were as follows:

                            (in thousands)
                            --------------
                               2015.......... $   97
                               2016..........    194
                               2017..........    207
                               2018..........    212
                               2019..........    217
                            All future years.  1,712
                                              ------
                            Aggregate total.. $2,639
                                              ======

   The Company did not have any lease obligations at December 31, 2013.

15.Related Parties

Successor

   On April 1, 2014, the Company entered into a management services agreement with Resolution. Under this agreement, Resolution and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. Resolution provided $21.1 million in services to Lincoln Benefit for the period from April 1, 2014 through December 31, 2014.

   Effective April 1, 2014, the Company entered into a Fee Letter (the "Fee Letter") with Lanis LLC ("Lanis") pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the period from April 1, 2014 through December 31, 2014 was approximately $4.6 million.

   The Company reported the following receivables/ (payables) to affiliates as of December 31, 2014:

                            Resolution. $(4,509,447)
                            Lanis...... $(1,563,783)

   Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

   The Company's stock is pledged as collateral on Resolution's term loan agreement with a syndicate of lenders ("Term Loan"). The maturity date of the loan is June 15, 2018. The Term Loan was funded on April 1, 2014.

   On April 1, 2014, the Company and Resolution entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, Resolution shall reimburse the Company in cash in an amount equal to such payment by the Company.

Predecessor

   All intercompany balances were settled prior to the Acquisition.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Business operations

   Prior to April 1, 2014, the Company used services performed by its affiliates, Allstate Insurance Company ("AIC"), ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shared the services of employees with AIC. The Company reimbursed its affiliates for the operating expenses incurred on behalf of the Company. The Company was charged for the cost of these operating expenses based on the level of services provided. Operating expenses allocated to the Company were $50.1 million, $249.7 million and, $241.8 million in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and, 2012, respectively. Of these costs, the Company retained investment related expenses on the invested assets that were not transferred under the reinsurance agreements. All other costs were ceded to ALIC under the reinsurance agreements.

Broker-Dealer agreements

   Prior to April 1, 2014, the Company had a service agreement with Allstate Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promoted and marketed products sold by the Company. In return for these services, the Company recorded expense of $12 thousand, $71 thousand and $80 thousand in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and 2012, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

   Prior to April 1, 2014, the Company received distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $2.2 million, $7.7 million and $6.4 million in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013 and 2012, respectively, that were ceded to ALIC.

Reinsurance

   The following table summarizes amounts that were ceded to ALIC under reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income.

                                                              Period from January 1, 2014
($ in thousands)                                                through March 31, 2014       2013       2012
----------------                                              --------------------------- ---------- ----------
Premiums and contract charges................................          $244,797           $  962,576 $  908,459
Interest credited to contractholder funds, contract benefits
  and expenses...............................................           336,122            1,505,010  1,369,305

   Reinsurance recoverables due from ALIC totaled $14.5 billion as of December 31, 2013.

   In September 2012, the Company entered into a coinsurance reinsurance agreement with LB Re to cede certain interest-sensitive life insurance policies to LB Re. Reinsurance recoverables due from LB Re totaled $1.9 million as of December 31, 2013.

Income taxes

   Prior to April 1, 2014, the Company was a party to a federal income tax allocation agreement with The Allstate Corporation (see Note 7).

Intercompany loan agreement

   Prior to April 1, 2014, the Company had an intercompany loan agreement with The Allstate Corporation. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2013.

Lincoln Benefit Life Company
(A Wholly Owned Subsidiary of Resolution Life, Inc.)
Schedule I Consolidated Summary of Investments Other Than Investments in Related Parties
December 31, 2014

                                                                                      Amount at which
                                                                                       shown in the
                                                                Amortized              Consolidated
($ in thousands)                                                  Cost     Fair Value  Balance Sheet
----------------                                               ----------- ---------- ---------------
Type of Investment
Fixed maturities:
   Bonds:
       United States Government, Government Agencies and
         Authorities.......................................... $ 1,060,065 $1,112,535   $ 1,112,535
       States, municipalities and political subdivisions......          --         --            --
       Foreign governments....................................          --         --            --
       Public utilities.......................................          --         --            --
       All other corporate bonds..............................   7,279,391  7,377,745     7,377,745
   Residential mortgage-backed securities.....................     188,055    189,881       189,881
   Commercial mortgage-backed securities......................     331,041    333,483       333,483
   Asset-backed securities....................................     373,304    377,003       377,003
                                                               ----------- ----------   -----------
       Total fixed maturities.................................   9,231,856  9,390,647     9,390,647
                                                               ----------- ----------   -----------
Other securities:
   Mortgage loans.............................................   1,115,167                1,115,167
   Policy loans...............................................     194,385                  194,385
   Derivatives................................................      26,001                   26,001
   Other long-term assets.....................................         896                      896
   Short-term investments.....................................     361,369                  361,369
                                                               -----------              -----------
       Total other securities.................................   1,697,818                1,697,818
                                                               ----------- ----------   -----------
       Total investments...................................... $10,929,674 $9,390,647   $11,088,465
                                                               =========== ==========   ===========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Schedule IV -- Consolidated Reinsurance

                                                                                             Percentage of
                                                  Ceded to Other  Assumed from                   Amount
($ in thousands)                     Gross Amount   Companies    Other Companies Net Amount  Assumed to Net
----------------                     ------------ -------------- --------------- ----------- --------------
Successor
Period from April 1, 2014 through
  December 31, 2014
Life insurance in force............. $395,385,878  $388,790,881    $5,106,566    $11,701,563      43.6%
                                     ============  ============    ==========    ===========
Premiums and contract charges:
   Life and annuities............... $    869,472  $   (669,382)   $    5,258    $   205,348       2.6%
   Accident and health insurance....       51,972       (33,451)           --         18,521       0.0%
                                     ------------  ------------    ----------    -----------
                                     $    921,444  $   (702,833)   $    5,258    $   223,869       2.3%
                                     ============  ============    ==========    ===========

-----------------------------------------------------------------------------------------------------------

Predecessor
Period from January 1, 2014 through
  March 31, 2014
Premiums and contract charges:
   Life and annuities............... $    313,410  $   (314,991)   $    1,581    $        --       0.0%
   Accident and health insurance....       18,489       (18,489)           --             --       0.0%
                                     ------------  ------------    ----------    -----------
                                     $    331,899  $   (333,480)   $    1,581    $        --       0.0%
                                     ============  ============    ==========    ===========
Year ended December 31, 2013
Life insurance in force............. $389,941,404  $395,421,202    $5,479,798    $        --       0.0%
                                     ============  ============    ==========    ===========
Premiums and contract charges:
   Life and annuities............... $  1,250,623  $ (1,257,453)   $    6,830    $        --       0.0%
   Accident and health insurance....       80,974       (80,974)           --             --       0.0%
                                     ------------  ------------    ----------    -----------
                                     $  1,331,597  $ (1,338,427)   $    6,830    $        --       0.0%
                                     ============  ============    ==========    ===========
Year ended December 31, 2012
Life insurance in force............. $378,467,115  $384,205,939    $5,738,824    $        --       0.0%
                                     ============  ============    ==========    ===========
Premiums and contract charges:
   Life and annuities............... $  1,201,592  $ (1,208,376)   $    6,784    $        --       0.0%
   Accident and health insurance....       97,272       (97,272)           --             --       0.0%
                                     ------------  ------------    ----------    -----------
                                     $  1,298,864  $ (1,305,648)   $    6,784    $        --       0.0%
                                     ============  ============    ==========    ===========

   No reinsurance or coinsurance income was netted against premiums ceded in the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 to March 31, 2014, the year ended December 31, 2013 or the year ended December 31, 2012.

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

The following financial statements are included in Part A of the Registration
Statement:

None

The following financial statements are included in Part B of the Registration
Statement:

The financial statements and the related financial statement schedules for Lincoln Benefit Life Company as of December 31, 2014 and 2013, and for the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 through March 31, 2014 and for the two years ended December 31, 2013 and 2012, and related financial statement schedules.

The financial statements of the sub-accounts comprising the Separate Account as of December 31, 2014, and for each of the years in the two-year period then ended.

The following financial statements are included in Part C of the Registration
Statement:

None

(b) Exhibits

(1) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing the establishment of the Lincoln Benefit Life Variable Annuity Account. (2)

(2) Custody Agreements. (not applicable)

(3) (a) Principal Underwriting Agreement by and among Lincoln Benefit Life Company and Allstate Distributors, L.L.C. (ALFS, Inc., merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) effective November 25, 1998. (Variable Annuity Account). (4)

       (b) Amended and Restated Principal Underwriting Agreement between Lincoln Benefit Life Company Allstate Distributors, L.L.C. (ALFS, Inc. merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) effective June 1, 2006. (12)

       (c) Selling Agreement between Lincoln Benefit Life Company, Allstate Distributors, L.L.C. (ALFS, Inc., f/k/a Allstate Financial Services, Inc., merged with and into Allstate Distributors, L.L.C. effective September 1, 2011) and Allstate Financial Services, LLC (f/k/a LSA Securities, Inc.) effective August 2, 1999. (13)

       (e) Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, L.L.C., Allstate Financial Services, LLC & Lincoln Benefit Life Company entered into on September 1, 2011. (14)

       (f) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, L.L.C., effective
April 1, 2014. (15)

   (4) Variable Annuity Contract. (2)

   (5) Application for Contract. (2)

   (6) Depositor--Corporate Documents.

       (a) Amended and Restated Articles of Incorporation of Lincoln Benefit Life Company dated September 26, 2000, as amended by the Articles of Amendment to the Articles of Incorporation of Lincoln Benefit Life Company dated
January 21, 2015. (19)

       (b) Amended and Restated By-Laws of Lincoln Benefit Life Company effective March 10, 2006. (11)

   (7)(a) Reinsurance Contract. (2)

       (b) Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (3)

       (c) Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)

   (8) Participation Agreements:

       (a) Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company. (1)

       (b) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

       (c) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. (1)

       (d) (1) Participation Agreement among The Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated. (1)

          (2) Service Agreement between Fred Alger Management, Inc. and Lincoln Benefit Life Company. (1)

       (e)(1) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life Company. (1)

       (2) Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company. (1)

       (3) Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services. (1)

       (f) Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc. (1)

       (g) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and Lincoln Benefit Life Company. (1)

       (h) Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company. (1)

       (i) Form of Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

       (j) Form of Participation Agreement between Lincoln Benefit Life Company, STI Classic Variable Trust and STI Capital Management. (5)

       (k) Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company. (8)

       (l) Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust. (9)

       (m) Form of Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc., and Lincoln Benefit Life Company. (8)

       (n) Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC. (6)

       (o) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company. (8)

       (p) Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company. (8)

       (q) (1) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust. (6)

       (q) (2) Amendment to Participation Agreement Among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company. (7)

       (r) Form of Participation Agreement among Lincoln Benefit Life Company, The Universal Institutional Funds, Inc. and Miller Anderson & Sherrerd, LLP. (6)

       (s) Form of Participation Agreement between Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (6)

       (t) Form of Participation Agreement among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Lincoln Benefit Life Company. (8)

       (u) Form of Participation Agreement among Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and Lincoln Benefit Life Company. (10)

       Other Material Agreements:

       (v) Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (17)

       (w) Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (18)

   (9) Opinion and Consent of Counsel. (Filed Herewith)

   (10) (a) Consent of Independent Registered Public Accounting Firm. (filed herewith)

       (b) Consent of Independent Registered Public Accounting Firm. (filed herewith)

   (11) Financial Statements Omitted from Item 23. (not applicable)

   (12) Initial Capitalization Agreement. (not applicable)

   (27) Financial Data Schedules. (not applicable)

   (99) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze. Filed herewith.

(1)Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, File No. 333-47717, filed March 11, 1998.

(2) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 21, 1998.

(3) Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-141909, filed June 20, 2007.

(4) Incorporated herein by reference to Exhibit 10.7 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for quarter ended June 30, 2002. (SEC File No. 333-59765).

(5) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545 filed April 1, 1999.

(6) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed July 8, 1999.

(7) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, Filed January 17, 2001.

(8) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, (File No. 333-61146) filed August 8, 2001.

(9) Pre-effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed September 29, 1999.

(10) Post Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 8, 2005.

(11) Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553).

(12) Incorporated herein by reference to Exhibit 10.1 to Lincoln Benefit Life Company's Current Report on Form 8-K filed December 20, 2007. (SEC File
No. 333-59765).

(13) Incorporated herein by reference to Exhibit 10.8 to Allstate Life Insurance Company's Annual Report on Form 10-K for 2003. (SEC File No. 000-31248).

(14) Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company's Current Report on Form 8-K filed September 1, 2011. (SEC File No. 000-31248).

(15) Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(16) Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(17) Incorporated herein by reference to Exhibit 10.24 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(18) Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(19) Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of Lincoln Benefits Life Company are listed below. Their principal business address is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

NAME                               POSITION AND OFFICES WITH DEPOSITOR
----              ---------------------------------------------------------------------
Stephen Campbell  Director
Richard Carbone   Director
Clive Cowdery     Director
Ann Frohman       Director
Jon Hack          Director
Robert Stein      Director
Grace Vandecruze  Director

W. Weldon Wilson  Director and Chief Executive Officer
Keith Gubbay      President and Chief Actuarial Officer
Robyn Wyatt       Chief Financial Officer, Executive Vice President and Treasurer
Karl Chappell     Managing Director, Investments & Mergers and Acquisitions
Simon Packer      Chief Transformation Officer
Leigh McKegney    Chief Legal Officer, Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Lancaster Re Captive Insurance Company, a Nebraska corporation, is a subsidiary of the Depositor.

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 4,327 Qualified contract owners and 1,657 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION

The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Resolution Life, Inc. has obtained directors' and officers' liability insurance which insures against certain liabilities that the directors and officers of Resolution Life and its subsidiaries may, in such capacities, incur.

The By-Laws of Allstate Distributors, L.L.C. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract Owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29A. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

Allstate Distributors, LLC ("ADLLC") serves as principal underwriter and distributor of the Contracts. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Lincoln Benefit does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Contracts, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Contracts, including liability arising from services Lincoln Benefit provides on the Contracts.

ADLLC also serves as distributor for the Lincoln Benefit Life Variable Life Account, which is another separate account of Lincoln Benefit.

ITEM 29B. PRINCIPAL UNDERWRITERS

The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address of Each Such
Person*                                                Positions and Offices with Underwriter
------------------------------------------------   ------------------------------------------------
Wilford J. Kavanaugh                               Manager, Chairman of the Board and President
Angela K. Fontana                                  Manager and Assistant Secretary
Mario Imbarrato                                    Manager
P. John Rugel                                      Manager
P. Kelly Noll                                      Senior Vice President and Chief Privacy Officer
Marian Goll                                        Vice President and Treasurer
D. Scott Harper                                    Senior Vice President and Assistant Treasurer
Stephanie D. Neely                                 Vice President and Assistant Treasurer
Allen R. Reed                                      Vice President, General Counsel and Secretary
Mario Rizzo                                        Senior Vice President and Assistant Treasurer
Dana Goldstein                                     Chief Compliance Officer
Daniel G. Gordon                                   Assistant Secretary
Lisette S. Willemsen                               Assistant Secretary

* The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062.

ITEM 29C. COMPENSATION OF PRINCIPAL UNDERWRITER

                                                  (3)
(1)                                (2)      Net Underwriting     (4)
Name of Principal             Discounts and Compensation on   Brokerage      (5)
Underwriter                    Commissions     Redemption    Commissions Compensation
-----------------             ------------- ---------------- ----------- ------------
Allstate Distributors,L.L.C.       $0              $0            $0           $0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

The Principal Underwriter, ADLLC, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

None.

ITEM 32. UNDERTAKINGS

Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS

Lincoln Benefit Life Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated
November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SECTION 26(e) REPRESENTATIONS

Lincoln Benefit Life Company further represents that fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its registration statement and has duly caused this Post-Effective Amendment to be signed on its behalf in the City of Stamford, and the State of Connecticut, on April 14, 2015.

                                                      LINCOLN BENEFIT LIFE
                                                    VARIABLE ANNUITY ACCOUNT
                                                          (REGISTRANT)

                                             By:  LINCOLN BENEFIT LIFE COMPANY

                                             By:      /s/ W. Weldon Wilson
                                                  ------------------------------
                                                        W. Weldon Wilson
                                                  Director and Chief Executive
                                                             Officer

                                             By:  LINCOLN BENEFIT LIFE COMPANY
                                                           (DEPOSITOR)

                                             By:      /s/ W. Weldon Wilson
                                                  ------------------------------
                                                        W. Weldon Wilson
                                                  Director and Chief Executive
                                                             Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacity indicated on April 14, 2015.

         SIGNATURE                                        TITLE

    *Stephen Campbell       Director
    ----------------------
    Stephen Campbell

    *Richard Carbone        Director
    ----------------------
    Richard Carbone

    *Clive Cowdery          Director
    ----------------------
    Clive Cowdery

    *Ann Frohman            Director
    ----------------------
    Ann Frohman

    *Jon Hack               Director
    ----------------------
    Jon Hack

    *Robert Stein           Director
    ----------------------
    Robert Stein

    *Grace Vandecruze       Director
    ----------------------
    Grace Vandecruze

    /s/ W. Weldon Wilson    Director and Chief Executive Officer (Principal Executive Officer)
    ----------------------
    W. Weldon Wilson

    /s/ Robyn Wyatt         Chief Financial Officer, Treasurer and Executive Vice President
    ----------------------  (Principal Financial Officer and Principal Accounting Officer)
    Robyn Wyatt

*By: Robyn Wyatt, pursuant to Power of Attorney.

                                   EXHIBITS

(9)Opinion and Consent of Counsel.

(10)(a) Consent of Independent Registered Public Accounting Firm.

    (b) Consent of Independent Registered Public Accounting Firm.

(99) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze.